Exhibit 1

CLAYTON UTZ

Umbrella Deed - Hospitals

Mayne Group Limited ABN 56 004 073 410

MGL

Mayne Healthcare Holdings Pty Limited ABN 16 078 954 631

MHH

Australian Newco Holdings Pty Limited

Buyer

and

Others

If you have any questions about the details of this document please contact Rod Halstead on + 61 2 9353 4000

Clayton Utz Lawyers

Levels 22-35 No. 1 O’Connell Street Sydney NSW 2000 Australia

PO Box H3 Australia Square Sydney NSW 1215

T + 61 2 9353 4000 F + 61 2 8220 6700

www.claytonutz.com

Our reference Rod Halstead/Jonathan Algar/21724491

Liability limited by the Solicitors Scheme, approved under the Professional Standards Act 1994 (NSW) and by our Terms of Engagement

Table of Contents

1.	Definitions and interpretation		2

	1.1	Definitions	2
	1.2	Interpretation	15
	1.3	Governing law	16
	1.4	Enforcement on behalf of the Seller Group	16
	1.5	Procurement by MGL	16
	1.6	Procurement by the Buyer	16
	1.7	Other Indemnifying Parties	17

2.	Umbrella Pre-Adjustment Purchase Price; Determination and payment of Adjustment Amounts		17

	2.1	Umbrella Pre-Adjustment Purchase Price	17
	2.2	Intercompany Debt Estimate and repayment of Intercompany Debt	17
	2.3	Preparation of Umbrella Completion Statements	17
	2.4	Audit of Umbrella Completion Statements	18
	2.5	Determination of the Umbrella Completion Amounts	18
	2.6	Disputes	19
	2.7	Limitation on disputes	20
	2.8	Final payment and Escrow arrangements	20
	2.9	Divestment Business	21
	2.10	Escrow	21

3.	Apportionment of Umbrella Purchase Price		21

	3.1	Apportionment of Umbrella Pre-Adjustment Purchase Price	21
	3.2	Apportionment of Umbrella Completion Amounts	22

4.	Conditions Precedent		23

	4.1	Condition	23
	4.2	Best endeavours	23
	4.3	Notification	23
	4.4	Non-satisfaction of Conditions	23
	4.5	Termination	23
	4.6	Waiver of Conditions	23
	4.7	Schedule 13	23

5.	Seller’s obligations and consultancy arrangements		24

	5.1	Conduct of business and consultancy arrangements	24
	5.2	Restricted actions - Non C&P Hospital Business	24
	5.3	Restricted actions - C&P Hospital Business	25
	5.4	Integration	26
	5.5	Access to Excluded Business Records	26
	5.6	Conduct between 30 November 2003 and Umbrella Completion	27

6.	Buyer’s obligations		27

	6.1	Supply of references	27
	6.2	Consents to act - Non-C&P Hospital Business	27
	6.3	Access to Business Records	28
	6.4	Trade mark licence	28
	6.5	Cessation of use of Reserved Name	31
	6.6	Infringement	31
	6.7	Indemnity in relation to Trade Marks - Excluded	32

7.	Warranties and indemnities		32

	7.1	Seller’s Warranties and acknowledgment	32

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	7.2	Exceptions for disclosures and public records	33
	7.3	Breach of Warranties	33
	7.4	Acknowledgments	34
	7.5	Buyer’s Warranty	34

8.	Limitation of liability		35

	8.1	No reliance on and no liability for matters outside this Deed	35
	8.2	Limitations of liability	35
	8.3	Maximum liability for claims	38
	8.4	Reimbursement for amounts recovered	38
	8.5	Third party claims	38
	8.6	Adjustment to Umbrella Purchase Price	39
	8.7	Directors and Employees of the Group	39
	8.8	Insurance	39
	8.9	Contamination or Pollution	39
	8.10	Group reorganisation	40
	8.11	Litigation	40

9.	Work-related claims		41

	9.1	Buyer’s indemnity for work-related claims	41
	9.2	States assuming management of claims	41
	9.3	Administration of workers’ compensation liabilities	41

10.	GST		41

	10.1	Interpretation	41
	10.2	Reimbursements and similar payments	42
	10.3	GST payable	42
	10.4	Variation	42
	10.5	No merger	42

11.	Litigation		42

	11.1	Acknowledgment	43
	11.2	Management and Responsibility for Litigation	43
	11.3	Procedure in relation to Joint Litigation	44
	11.4	Notice of New or Unidentified Current Litigation	44
	11.5	Allocation of responsibility	45
	11.6	Procedure in event of Joint Litigation by or against a Seller Group Member where MGL is not primarily responsible for the conduct of the Claims	45
	11.7	Procedure in event of Joint Litigation by or against the Buyer where the Buyer Group is not primarily responsible for the conduct of the claims	46
	11.8	Excluded Litigation	48
	11.9	Assignment of Litigation	48

12.	Restrictive covenant		49

	12.1	Covenants	49
	12.2	Duration of covenants	49
	12.3	Geographic application of covenants	49
	12.4	Interpretation	49
	12.5	Exceptions	49
	12.6	Acknowledgments	50

13.	General		50

	13.1	Termination	50
	13.2	Further acts	50
	13.3	Notices	50

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	13.4	Expenses	51
	13.5	Stamp duties	51
	13.6	Jurisdiction	52
	13.7	Amendments	52
	13.8	Assignment	52
	13.9	Waiver	53
	13.10	Counterparts	53
	13.11	Indemnities	53
	13.12	Entire agreement	54
	13.13	Confidentiality and public announcements	54
	13.14	Privacy	55
	13.15	Survival of certain provisions; no merger	56

14.	Insurance Recovery in relation to medical malpractice		56

	14.1	Insurance Recovery	56

Schedule 1 Last Accounts

Schedule 2 Last Accounts Adjusted Net Trading Assets Statement

Schedule 3 Umbrella Completion Accounts

Schedule 4 Umbrella Completion Adjusted Net Trading Assets Statement

Schedule 5 Umbrella Balancing Statement

Schedule 6 Warranties

Schedule 7 Buyer Warranties

Schedule 8 Obligations relating to Workers’ Compensation Liability

Schedule 9 Insurance

Schedule 10 Trusts and Beneficiaries

Schedule 11 Current Litigation

Schedule 12 - Conditions Precedent

Schedule 13 Facilities Agreement Conditions Precedent

Schedule 14 Variation to principles of Last Accounts

Schedule 15 Senior Management

Annexure A Data Room Index

Annexure B Disclosure Letter

Annexure C Financial Statements as at 30 June 2002

Annexure D Commitment Letters

Annexure E Newco Group Structure

Annexure F Top 100 Providers of Goods and Services

Annexure G Escrow Agreement

Annexure H Consultancy Letter

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Deed dated 21 OCTOBER 2003

Parties	Mayne Group Limited ABN 56 004 073 410 of Level 21, 390 St Kilda Road, Melbourne, Victoria 3004, Australia (“MGL”)

Mayne Healthcare Holdings Pty Limited ABN 16 078 954 631 of Level 21, 390 St Kilda Road, Melbourne, Victoria 3004, Australia (“MHH”)

Australian Newco Holdings Pty Limited ACN 106 722 347 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia (“Buyer”)
and
Joondalup Hospital Pty Limited ACN 106 723 193 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Port Macquarie Hospital Pty Limited ACN 106 723 399 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Logan Hospital Pty Limited ACN 106 723 406 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Melbourne Hospital Pty Limited ACN 106 723 415 of c/o Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Noosa Privatised Hospital Pty Limited ACN 106 723 380 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Caboolture Hospital Pty Limited ACN 106 723 219 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Frances Perry Hospital Pty Limited ACN 106 723 228 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia;

Armidale Hospital Pty Limited ACN 106 723 200 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia; and

P.O.W. Hospital Pty Limited ACN 106 723 871 of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia

(collectively with the Buyer, the “Newco Group” and each a “Newco Group Member”)

Recitals

A.	MGL and the Seller Group wishes to sell, and the Buyer wishes to buy, all (and not some or part) of the assets, property and businesses comprising the Australian Hospital Business.

B.	On or about the date of this Deed, the parties entered into the Share and Asset Sale Deed, and the parties other than MHH entered into the nine Asset Sale Deeds and the Indonesian Share Sale Agreement, under which agreements the Buyer has agreed to acquire the Australian Hospital Business and the Indonesian Hospital Business conducted by the Seller Group.

C.	The parties other than MHH have agreed to, pursuant to the Share and Asset Sale Deed, enter into an agreement entitled “Shared Services Agreement” on Umbrella Completion under which the Buyer has agreed to provide certain services to the Seller Group after Umbrella Completion which are currently provided as between MGL and its Related Bodies Corporate.

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D.	The nine Asset Sale Deeds have no force and effect until such time as the relevant Governmental Authority has consented to the transfers contemplated in those agreements. In view of Recital A and in consideration for MGL agreeing to sell its Non-C&P Hospital Business prior to such consents being obtained, the Buyer has agreed to pay the Umbrella Purchase Price for the Australian Hospital Business under this Deed.

E.	The parties would like to record their agreement in relation to the payment of the Umbrella Pre-Adjustment Purchase Price and its adjustment to ascertain the Umbrella Purchase Price on the terms of this Deed.

This deed provides

1.	Definitions and interpretation

1.1	Definitions

In this document unless the context requires otherwise:

“Adjustment Items” means the adjustments to the net trading assets described in the Last Accounts Adjusted Net Trading Assets Statement and the Umbrella Completion Adjusted Net Trading Assets Statement in Schedules 2 and 4.

“Adjusted Net Trading Assets as at 30 November 2003” means the net trading assets of the Australian Hospital Business as at 30 November 2003 determined in accordance with clause 2, and as set out in the Umbrella Completion Adjusted Net Trading Assets Statement.

“Adjusted Net Trading Assets as at the Last Accounts Balance Date” means the net trading assets of the Australian Hospital Business as set out in the Last Accounts Adjusted Net Trading Assets Statement in the form set out in Schedule 2.

“Asset Sale Deeds” means each of the 9 sale and purchase deeds entered into on or about the date of this Deed between MGL, the relevant Newco Group Member providing for the transfer to the Buyer of the assets and liabilities in relation to each of the Collocated and Privatised Hospitals.

“Australian Hospital Business” means the Non C&P Hospital Business and each C&P Hospital Business.

“Beneficiaries” means the beneficiaries under the Trusts listed in Schedule 10.

“Business Day” means a day, not being a Saturday, Sunday or public holiday, on which banks are generally open for business in the State and New South Wales.

“Business Records” means “Business Records” as defined in the Share and Asset Sale Deed and the Asset Sale Deed.

“Buyer Group” means the Buyer, Newco Group and each of Buyer’s other Related Bodies Corporate and, on and from Umbrella Completion, includes the Group and where the context requires or allows, “Buyer Group Member” means any one or more of them.

“Buyer Litigation” means:

(a)	Current Litigation that is against or by a Group Member to which a Seller Group Member is not a party;

(b)	any Claim which has been commenced or made on or after the Umbrella Completion Date that relates to the Non C&P Hospital Business, and is against or by a Buyer Group Member and to which a Seller Group Member is not a party; and

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(c)	any Claim which has been commenced or made on or after the C&P Completion Date that relates to the C&P Hospital Business and is against or by a Buyer Group Member and to which a Seller Group Member is not a party, excluding Joint Litigation.

“C&P Assets” means Assets - Seller Group as defined under the relevant Asset Sale Deed.

“C&P Completion” means in relation to a C&P Hospital Business, “C&P Completion” or “Unit Sale Completion” (as the case may be) as defined under the relevant Asset Sale Deed.

“C&P Completion Date” means in relation to a C&P Hospital Business, “C&P Completion Date” or “Unit Sale Completion Date” as defined under the relevant Asset Sale Deed.

“C&P Deemed Employee” means any person, other than a C&P Employee, who is defined as a worker under any statute relating to workers’ compensation, or is otherwise deemed to be entitled to workers’ compensation payments in accordance with any statute relating to workers’ compensation, in respect of any Seller Group Member provided that such person was engaged exclusively in relation to the C&P Hospital Business.

“C&P Employees” means “Employees - Seller Group” as defined under the relevant Asset Sale Deed.

“C&P Former Employee” means any person who was or becomes, at any time before C&P Completion:

(a)	an employee of any Seller Group Member provided that such person was engaged exclusively in relation to the relevant C&P Hospital Business; or

(b)	a C&P Deemed Employee.

“C&P Hospital Business” means a “Hospital Business” as defined under the relevant Asset Sale Deed.

“C&P Termination” means termination or expiry of the relevant Asset Sale Deed.

“C&P Premises” means the “Premises” as defined under the relevant Asset Sale Deed.

“C&P Warranty” has the meaning given in clause 7.1(c).

“Claims” for the purposes of clause 11 and the definitions used therein, means any allegations, claims, demands, causes of action, litigation, proceedings declarations or orders (whether based in contract, tort, statute, equity or otherwise) of any nature made or existing:

(a)	before or on the date of this Deed, but not resolved before or on the date of this Deed; or

(b)	after the date of this Deed,

including by a Governmental Authority.

“Claims or Actions” means any claims, demands or causes of action (whether based in contract, tort or statute, or otherwise arising):

(a)	in respect of the Transaction Agreements, or any part of them;

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(b)	relating to any transaction or matter contemplated by the Transaction Agreements or in relation to the Non C&P Hospital Business, each C&P Hospital Business, the Sale Shares and the assets, real property and liabilities in relation to those businesses or their sale under the Transaction Agreements; or

(c)	relating to any aspect of the affairs of any Group Member or Seller Group Member.

“Collocated and Privatised Hospitals” means the following hospitals:

(a)	Armidale Private Hospital, Armidale;

(b)	Caboolture Private Hospital, Caboolture;

(c)	Frances Perry Private Hospital, Carlton;

(d)	Joondalup Health Campus, Joondalup;

(e)	Logan Private Hospital, Meadowbrook;

(f)	The Melbourne Private Hospital, Parkville;

(g)	Noosa Hospital, Noosaville;

(h)	Port Macquarie Base Hospital, Port Macquarie; and

(i)	Prince of Wales Private Hospital, Randwick.

“Condition Precedent” means the conditions set out in Schedule 12.

“Consequential Loss” means any loss or damage which is indirect or consequential; or which results from some special circumstance or supervening event; or which is by way of loss of revenue, loss of profits, loss of goodwill or credit, loss of business reputation future reputation or publicity, loss of use, loss of interest, damage to credit rating, loss or denial of opportunity, or increased overhead costs; or which relates to expenses incurred as a consequence of the direct loss or outgoings rendered futile as a consequence of the direct loss; or which is not an immediate result of the act, omission or event which gives rise to the direct loss.

“Constitution” means as the case requires the Constitution of any of the Hospital Companies and of each Subsidiary in the form in which they are in at the date of this Agreement.

“Consultancy Agreement” means the consultancy agreement to be entered into between MGL and the Buyer at Umbrella Completion in the form annexed at Annexure H.

“Contamination” means the presence on, in, or under land (including surface water, ground water and other waters) of a substance at a concentration above the concentration at which the substance is normally present on, in or under (as the case may be) other land in the same locality and gives rise to a risk of harm to human health or the Environment.

“Corporations Act” means the Corporations Act 2001 (Commonwealth).

“Current Litigation” means, as the case may be:

(a)	from the Umbrella Completion Date, such of the matters listed in Part A of Schedule 11 and any other Claim which has been commenced or made but not resolved prior to Umbrella Completion in respect of:

(i)	the Non C&P Hospital Business; and

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(ii)	the Retained Business or the Divestment Businesses,

by or against a Seller Group Member and/or a Group Member; or

(b)	from the relevant C&P Completion Date, such of the matters listed in Part B of Schedule 11 and any other Claim which has been commenced or made but not resolved prior to C&P Completion in respect of the C&P Hospital Business.

“Costs” means external legal costs and expenses, on a full indemnity basis, penalties, fines and other like costs directly associated with a matter.

“Data Room Index” means the index of written material disclosed by MGL or its advisors to the Buyer which is annexed to this Agreement as Annexure A.

“Day Surgery” means a facility which predominantly provides surgery in respect of which patients are not required to remain in the facility overnight and by medical practitioners who are not general practitioners and, for the avoidance of doubt, does not include any facility from which the Seller Group provides medical services which are predominantly conducted by general practitioners or medical services in the nature of pathology or diagnostic imaging.

“Disclosure Letter” means the disclosure letter provided by MGL to the Buyer which is annexed to this Agreement as Annexure B.

“Disclosure Material” means:

(a)	the written material disclosed by MGL or its advisors to the Buyer and referred to in the Data Room Index;

(b)	the Disclosure Letter; and

(c)	all information contained in the Transaction Agreements.

“Divestment Businesses” means the businesses of operating the following hospitals previously conducted by the Group Members:

(a)	Hobart Private Hospital;

(b)	St Helens Private Hospital;

(c)	Mosman Private Hospital;

(d)	Sunbury Private Hospital;

(e)	Northpark Private Hospital;

(f)	Allamanda Private Hospital;

(g)	Mitcham Private Hospital;

(h)	South Eastern Private Hospital;

(i)	Geelong Private Hospital;

(j)	National Capital Private Hospital;

(k)	Mersey Community Hospital;

(l)	Liverpool Private Hospital;

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(m)	Jamieson Private Hospital; and

(n)	Lilydale Private Hospital.

“Drawdown” means receipt of funds.

“Drawdown Default Event” means non-satisfaction or non-waiver of the conditions precedent in Schedule 13.

“Employee” means, as the case may be:

(a)	any Non C&P Employee, Non C&P Deemed Employee and Non C&P Former Employee; or

(b)	any C&P Employee, C&P Deemed Employee and C&P Former Employee.

“Encumbrance” means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, security interest, preferential right, trust arrangement, contractual right of set-off or any other security agreement or arrangement in favour of any person.

“Environment” means the physical factors of the surroundings of human beings including land, waters, atmosphere, climate, sound, odours, tastes, the biological factors of animals and plants and the social factor of aesthetics.

“Environmental Laws” means any Law relating to the Environment including Law relating to:

(a)	the discharge or emission of substances (whether solid, liquid or gaseous) to air, water or land;

(b)	pollution or contamination of air, water or land;

(c)	the production, use, handling, storage, disposal or transport of waste, hazardous substances or dangerous goods;

(d)	the presence of asbestos; or

(e)	threatened or endangered flora or fauna,

or any other aspect of protection of the Environment or the enforcement or administration of any such Law.

“Environmental Permit” means any permit, licence, authority, approval, consent or authorisation required by Environmental Law.

“Escrow Account” means the account into which the Escrow Agent deposits the Escrow Amount pursuant to the Escrow Agreement.

“Escrow Agent” means the party so named in the Escrow Agreement.

“Escrow Agreement” means the agreement to be entered into between MGL, the Buyer and the Escrow Agent at Umbrella Completion substantially in the form which is annexed to this Agreement as Annexure G.

“Escrow Amount” has the meaning given in the Escrow Agreement.

“Excluded Business Records” has the meaning defined in the Share and Asset Sale Deed or the relevant Asset Sale Deed, as the case may be.

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“Excluded Litigation” means each of the matters set out in clause 11.8.

“Facilities Agreement” means the Bridge Facility and the Senior Facilities to be entered into by the Buyer (as defined in the two letters from Credit Suisse First Boston as annexed at Annexure D).

“Final Payment Date” means the date which is 5 Business Days after the date upon which the Umbrella Completion Amount is finally agreed or determined pursuant to clause 2 or some other date as the parties may agree in writing.

“Financiers” has the meaning given in clause 13.8(b).

“Freehold Premises” has the meaning defined in the Share and Asset Sale Deed.

“Fundamental Warranty Breach” means a material breach of or material inaccuracy of Warranty 1 (share capital), Warranty 2 (capacity and authority), Warranty 3 (Assets), Warranty 5 (Accounts), Warranty 10(e) (Litigation), Warranties 12 (a-g) (Subsidiaries) or Warranty 19 (Unit Trusts).

“Governmental Authority” means any governmental, semi-governmental, administrative, fiscal, judicial or quasi-judicial body, or tribunal, department, commission, authority, agency, statutory entity or statutory authority or person vested with functions under any law.

“Group” means the Hospital Companies and the Subsidiaries and where the context requires or allows “Group Member” meaning one or more of them.

“Hospital Companies” has the meaning given in the Share and Asset Sale Deed.

“Independent Contractors” means “Independent Contractors” as defined in the Share and Asset Sale Deed or Independent Contractors - Seller Group as defined in the relevant Asset Sale Deed (as the case may be).

“Indemnified Litigation” means the litigation referred to in clause 8.11(a).

“Indonesian Hospitals” means RS International Bintaro, Jakarta, RS Mitra International, Jakarta and Surabaya International Hospital, Surabaya.

“Indonesian Hospital Business” means the business of operating the Indonesian Hospitals carried on by the Seller Group.

“Intercompany Debt” means the aggregate of:

(a)	all amounts owing by any Group Member to any Seller Group Member; less

(b)	all amounts owing by any Seller Group Member to any Group Member,

and as accounted for under the Umbrella Completion Accounting Principles.

“Intercompany Debt Balance” means the Intercompany Debt as at 30 November 2003 shown in the Umbrella Completion Accounts less the Intercompany Debt Estimate.

“Intercompany Debt Estimate” means all amounts owed by the Group to the Seller Group as at the Last Accounts Balance Date as described in the Last Accounts in the line entitled “Intercompany Funding” being a total amount of $402,774,820.

“Joint Litigation” means, as the case may be, any Claim in respect of:

(a)	from the Umbrella Completion Date, the assets or businesses of the Seller Group after the Umbrella Completion Date against a Buyer Group Member; or

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(b)	from the Umbrella Completion Date, the Retained Business or the Divestment Businesses against a Buyer Group Member; or

(c)	from the Umbrella Completion Date, the Non C&P Hospital Business against a Seller Group Member; or

(d)	the Non C&P Hospital Business and either:

(i)	the assets or businesses of the Seller Group after the Umbrella Completion Date; or

(ii)	the Retained Business or the Divestment Businesses;

(e)	from the C&P Completion Date, the C&P Hospital Business against a Seller Group Member; or

(f)	from the C&P Completion Date, the C&P Hospital Business and the assets or businesses of the Seller Group after the C&P Completion Date,

whether the Claim was commenced or made but not resolved prior to the Umbrella Completion Date or the C&P Completion Date or on or after the Umbrella Completion Date or the C&P Completion Date (as the case may be).

“Last Accounts” means the aggregated accounts as at 30 June 2003 in relation to the Australian Hospital Business, a copy of which are included in Part A of Schedule 1.

“Last Accounts Balance Date” means 30 June 2003.

“Last Accounts Adjusted Net Trading Assets Statement” means the Last Accounts adjusted for the Adjustment Items in the form set out in Schedule 2.

“Law” includes all statutes, regulations, by-laws, ordinances and other delegated legislation and any rule of common law or equity from time to time and “lawfully” means in compliance with all such Laws and the provision of any relevant contract.

“Leases” means “Leases - Seller Group” as defined in both the Share and Asset Sale Deed and the Asset Sale Deed.

“Liability” means:

(a)	any debt or other monetary liability or penalty, fine or payment or any damage, harm, loss, cost, charge or expense on any account and in any capacity, irrespective of whether the debt, liability, penalty, fine, payment, damage, harm, loss, cost, charge or expense is:

(i)	present or future, matured or unmatured;

(ii)	actual, prospective or contingent or in respect of acts, events or things which have or have not yet occurred;

(iii)	a contractual, tortious, legal, equitable or statutory obligation;

(iv)	ascertained or unascertained at any time;

(v)	against any person, property or thing;

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(vi)	owed, incurred or imposed by or on account of any person alone or severally or jointly with another person;

(vii)	owed, incurred or imposed to or for the account of any person alone or severally or jointly with another person;

(viii)	owed, incurred or imposed as a principal obligation or by way of surety or indemnity;

(ix)	owed, incurred or imposed as interest, fees, charges, taxes, duties or other imposts;

(x)	owed, incurred or imposed as compensation or damages, whether for breach of contact or tort or on any other basis, or as losses, costs or expenses or on any other account; or

(xi)	any combination of any of the foregoing paragraphs; or

(b)	any contractual, tortious, statutory, legal equitable or other obligation or liability to do or perform any act or to refrain from doing or performing any act,

including any Consequential Loss.

“Litigation” means Current Litigation, New Litigation and Joint Litigation but excludes any matters which are the subject of clause 9 and Schedule 8 of this Deed.

“Management Accounts” means the management accounts for the Australian Hospital Business provided by MGL to the Buyer for each completed month prior to Umbrella Completion from the Last Accounts Balance Date.

“Mayne Prosecutions” means a prosecution against a Seller Group Member in connection with:

(a)	from Umbrella Completion, the Non C&P Hospital Business; and

(b)	from C&P Completion, the C&P Hospital Business,

under any Law.

“Newco Group” means

1.	Buyer;

2.	Joondalup Hospital Pty Limited ACN 106 723 193;

3.	Port Macquarie Hospital Pty Limited ACN 106 723 399;

4.	Logan Hospital Pty Limited ACN 106 723 406;

5.	Melbourne Hospital Pty Limited ACN 106 723 415;

6.	Noosa Privatised Hospital Pty Limited ACN 106 723 380;

7.	Caboolture Hospital Pty Limited ACN 106 723 219;

8.	Frances Perry Hospital Pty Limited ACN 106 723 228;

9.	Armidale Hospital Pty Limited ACN 106 723 200; and

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10.	P.O.W. Hospital Pty Limited ACN 106 723 871,

and Newco Group Member means any one or more of them.

“MFL” means Mayne Finance Limited.

“New Litigation” means, as the case may be:

(a)	from the Umbrella Completion Date, any Claim which has been commenced or made in relation to the Non C&P Hospital Business by or against a Seller Group Member and/or a Buyer Group Member; or

(b)	from the Umbrella Completion Date, any Claim which has been commenced or made in relation to the Retained Business or the Divestment Businesses by or against a Seller Group Member and/or a Buyer Group Member; or from the Umbrella Completion Date, any Claim which has been commenced or made by or against a Buyer Group Member other than as described above; or

(c)	from the C&P Completion Date, any Claim which has been commenced or made in relation to the relevant C&P Hospital Business by or against any Seller Group Member and/or Buyer Group Member,

on or after the Umbrella Completion Date or the C&P Completion Date, as the case may be.

“Non C&P Assets” means “Assets” as that term is defined in the Share and Asset Sale Deed.

“Non C&P Deemed Employee” means any person, other than a Non C&P Employee, who is defined as a worker under any statute relating to workers’ compensation, or is otherwise deemed to be entitled to workers’ compensation payments in accordance with any statute relating to workers’ compensation, in respect of:

(a)	any Group Member excluding any person engaged in relation to the Retained Business or the Divestment Businesses; or

(b)	any Seller Group Member,

provided that such person was engaged exclusively in relation to the Non C&P Hospital Business.

“Non C&P Employees” means “Employees” as defined under the Share and Asset Sale Deed.

“Non C&P Former Employee” means any person who was, at any time before Umbrella Completion, an employee of:

(a)	any Group Member; or

(b)	any Seller Group Member,

provided that such person was engaged exclusively in relation to the Non C&P Hospital Business.

“Non C&P Hospital Business” means the “Hospital Business” as defined under the Share and Asset Sale Deed.

“Non C&P Premises” means the “Premises” as defined under the Share and Asset Sale Deed.

“Non C&P Warranty” has the meaning given in clause 7.1(b).

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“Personal Information” has the same meaning given in the Privacy Act.

“Pollution” means the discharge, release or emission of any substance (whether solid, liquid or gaseous) from any Non C&P Premises or C&P Premises (as the case may be) other than in accordance with an Environmental Permit or Environmental Law.

“Pre-Completion Workers’ Compensation Claims” means the workers’ compensation claims which are the subject of the indemnity given by the Buyer in clause 9.1.

“Principal Premises” has the meaning defined in the relevant Asset Sale Deed.

“Privacy Act” means the Privacy Act 1988 (Commonwealth) as amended.

“Privacy Laws” means:

(a)	the Privacy Act;

(b)	the National Privacy Principles contained in Schedule 3 to the Privacy Act or any approved privacy code that applies to any of the parties to this Agreement; and

(c)	all other applicable Laws which require a person to observe privacy or confidentiality obligations in respect of Personal Information or other information.

“Project Agreements” means in relation to each Collocated and Privatised Hospital the agreements identified as “Government Contracts” in the Asset Sale Deed for that Collocated and Privatised Hospital.

“Public Register Information” means all information which is available on the Public Registers seven days before the date of this Deed.

“Public Registers” means:

(a)	the registers maintained by the Australian Securities and Investments Commission in respect of companies;

(b)	the registers and public records maintained by State health departments;

(c)	the registers and public records maintained by the titles office, Governmental Authorities and other statutory authorities and local government in relation to property in each place where any Group Member or Seller Group Member in respect of the Non C&P Hospital Business or C&P Hospital Business has a property interest;

(d)	searches of the following courts:

(i)	the Supreme Courts of Victoria, New South Wales, Australian Capital Territory, Queensland (Brisbane, Cairns, Rockhampton and Townsville), Western Australia, South Australia, Tasmania and the Northern Territory;

(ii)	the County Court of Victoria;

(iii)	the District Courts of Sydney, Queensland (Brisbane, Cairns, Rockhampton and Townsville), South Australia and Western Australia; and

(iv)	the Federal Court of Australia.

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“Related Body Corporate” has the meaning given in section 9 of the Corporations Act

“Release Event” means:

(a)	the termination of the relevant Asset Sale Deed in accordance with its terms for Seller Default, Buyer Default pursuant to clause 17 of the Asset Sale Deeds for Joondalup and Frances Perry House and Part 4 of the other Asset Sale Deeds; or

(b)	the expiry of the Asset Sale Expiry Date.

“Relevant Escrow Amount” means the Escrow Amount apportioned to a C&P Hospital Business pursuant to the Transaction Agreements.

“Relevant Seller Group Member” has the meaning given to it in the Share and Asset Sale Deed or the relevant Asset Sale Deed (as the case may be).

“Remediation” means the cleanup, removal, remediation, abatement, treatment, control, containment or encapsulation of Contamination or Pollution or the investigation, monitoring or management thereof.

“Representative” of a party includes an adviser, agent, director, employee, joint venturer, officer, partner, or sub-contractor of that party.

“Reserved Names” means “Mayne”, and any name containing the word “Mayne” and any name substantially similar to or reasonably capable of confusion with the word “Mayne”.

“Retained Business” has the meaning given in the Share and Asset Sale Deed.

“Retained Companies” has the meaning given in the Share and Asset Sale Deed.

“Revenue Authority” means any Federal, State, Territory or local governmental authority or instrumentality in respect of Tax.

“Sale Shares” means all of the “Sale Shares” as defined in the Share and Asset Sale Deed.

“Scheduled Insurances” means the insurance listed in Schedule 9

“Scheduled Intellectual Property” means the intellectual property rights listed in Schedule 7 of the Share and Asset Sale Deed or Schedule 6 of the relevant Asset Sale Deed, as the case may be.

“Scheduled Premises” means the premises listed in Schedule 8 of the Share and Asset Sale Deed or Schedule 9 of the relevant Asset Sale Deed, as the case may be.

“Seller Group” means MGL and each of its Related Bodies Corporate (but excluding all Group Members) and where the context requires or allows “Seller Group Member” means any one or more of them.

“Senior Management” means the persons listed in Schedule 15.

“Share and Asset Sale Deed” means the share and asset sale deed entered into on or about the date of this Deed between MGL, MHH and the Buyer providing for the transfer to the Buyer of the shares in Australian Medical Enterprises Ltd and HCoA Hospital Holdings (Australia) Pty Ltd and certain assets and liabilities in relation to the hospital business carried on by those companies and their respective subsidiaries.

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“Shared Assets” means assets used by the Seller Group both for purposes:

(a)	of the Australian Hospital Business; and

(b)	other than the Australian Hospital Business,

excluding the assets which are the subject of the Shared Services Agreement.

“Shared Services Agreement” means the agreement described in Recital C.

“State” means the state of Victoria.

“Subsidiaries” has the meaning given in the Share and Asset Sale Deed.

“Superannuation Commitment” means any legal liability (whether arising pursuant to an industrial award, employment agreement, the governing rules of a superannuation fund, legislation or otherwise) or voluntary commitment to make contributions to any superannuation fund, pension scheme or other arrangement which will provide directors or employees of any Seller Group Member or Group Member or their respective dependants with pensions, annuities, lump sum or any other payments upon retirement or earlier death or otherwise.

“Tax” has the meaning given in the Share and Asset Sale Deed.

“Tax Indemnity” means the tax indemnity contained in clause 14 of the Share and Asset Sale Deed.

“Third Party Environmental Claims” means any action, claim, demand, suit, proceeding or litigation, whether at law, in equity or under statute by any person who is not a party to this Agreement against any Seller Group Member or Group Member in respect of any Contamination or Pollution arising out of:

(a)	operation of the Non C&P Hospital Business or the occupation of any of the Non C&P Premises before Umbrella Completion; or

(b)	operation of the C&P Hospital Business (as the case may be) or the occupation of any of the C&P Premises before C&P Completion.

“Trade Marks - Excluded” means Trade Marks - Excluded as defined in the Share and Asset Sale Deed.

“Transaction Agreements” means this Deed, the Share and Asset Sale Deed, the Asset Sale Deeds and the Shared Services Agreement.

“Trusts” means the trusts listed in Schedule 10.

“Umbrella Balancing Statement” means the statement of the Umbrella Completion Amount - AHB, Umbrella Completion Amount - Non C&P and Umbrella Completion Amount - C&P, which is prepared in accordance with clause 2 in the form set out in Schedule 5.

“Umbrella Completion” means “Completion” as defined in the Share and Asset Sale Deed.

“Umbrella Completion Accounting Principles” means the accounting principles to be used for the purpose of preparing the Umbrella Completion Statements, being, unless MGL and the Buyer otherwise agree in writing:

(a)	the principles set out in the Seller Group accounting principles as described in the financial statements of MGL for the period to 30 June 2003;

(b)	to the extent not inconsistent with paragraph (a), the accounting standards from time to time approved under the Corporations Act;

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(c)	to the extent not inconsistent with paragraph (a) or (b) the requirements of the Corporations Act in relation to the preparation and content of the accounts; and

(d)	if and to the extent that any matter is not covered by the accounting standards or other requirements referred to in paragraphs (a), (b) or (c), other relevant accounting standards, mandatory professional requirements (including consensus views of the Urgent Issues Group) and generally accepted accounting principles applied from time to time in Australia for a business similar to the Australian Hospital Business, unless inconsistent with the standards or requirements referred to in paragraph (a), (b) or (c), applied on a consistent basis with the Last Accounts varied in accordance with the principles described in Schedule 14.

“Umbrella Completion Accounts” means the aggregated accounts as at 30 November 2003 in relation to the Australian Hospital Business prepared in accordance with the Umbrella Completion Accounting Principles in the form set out in Schedule 3.

“Umbrella Completion Adjusted Net Trading Assets Statement” means the Umbrella Completion Accounts adjusted for the Adjustment Items, in the form set out in Schedule 4.

“Umbrella Completion Amount - AHB” means the Adjusted Net Trading Assets as at 30 November 2003 minus the Adjusted Net Trading Assets as at the Last Accounts Balance Date, attributable to the Australian Hospital Business and which may be a positive or negative amount.

“Umbrella Completion Amounts - C&P” means the Adjusted Net Trading Assets as at 30 November 2003 minus the Adjusted Net Trading Assets as at the Last Accounts Balance Date, attributable to each C&P Hospital Business and which each may be a positive or negative amount.

“Umbrella Completion Amount - Non C&P” means the Adjusted Net Trading Assets as at 30 November 2003 minus the Adjusted Net Trading Assets as at the Last Accounts Balance Date, attributable to the Non-C&P Hospital Business and which may be a positive or negative amount.

“Umbrella Completion Audit Report” has the meaning given in clause 2.4.

“Umbrella Completion Date” means “Completion Date” as defined in the Share and Asset Sale Deed.

“Umbrella Completion Statements” means the Umbrella Completion Accounts, the Umbrella Completion Adjusted Net Trading Assets Statement and the Umbrella Balancing Statement.

“Umbrella Pre-Adjustment Purchase Price” means the amount specified in clause 2.1.

“Umbrella Purchase Price” means the Umbrella Pre-Adjustment Purchase Price as adjusted under clause 2.8.

“Unit Sale Completion” has the meaning defined in each Asset Sale Deed.

“Warranties” means the Non C&P Warranties and the C&P Warranties given by MGL under clause 7.

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1.2	Interpretation

In the Transaction Agreements:

(a)	headings are for convenience only and do not affect interpretation;

and unless the context indicates a contrary intention:

(b)	an obligation or liability assumed by, or a right conferred on, 2 or more parties binds or benefits all of them jointly and each of them severally;

(c)	the expression “person” includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership and a trust;

(d)	a reference to any party includes that party’s executors, administrators, successors and permitted assigns, including any person taking by way of novation;

(e)	a reference to any document (including any Transaction Agreement) is to that document as varied, novated, ratified or replaced from time to time;

(f)	a reference to any statute or to any statutory provision includes any statutory modification or re-enactment of it or any statutory provision substituted for it, and all ordinances, by-laws, regulations, rules and statutory instruments (however described) issued under it;

(g)	words importing the singular include the plural (and vice versa), and words indicating a gender include every other gender;

(h)	references to parties, clauses, schedules, exhibits or annexures are references to parties, clauses, schedules, exhibits and annexures to or of the relevant Transaction Agreement, and a reference to a Transaction Agreement includes any schedule, exhibit or annexure to that agreement;

(i)	where a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(j)	the word “includes” or “including” in any form is not a word of limitation;

(k)	if any day appointed or specified by any Transaction Agreement for the payment of any money or doing of any thing falls on a day which is not a Business Day, the day so appointed or specified shall be deemed to be the next Business Day;

(l)	if a period of time dates from a given day or date, or the day or date of an event or an act, it is to be calculated inclusive of that day or date;

(m)	a reference to “$” or “dollar” is to Australian currency;

(n)	references to payments to any party to any Transaction Agreement will be construed to include payments to another person upon the written and duly authorised direction of such party;

(o)	references to “indemnify” or “indemnifying” (and other grammatical forms of that word) any person against any circumstance or occurrence will be construed to include indemnifying and keeping indemnified that person and holding that person harmless to the fullest extent permitted by law from and against all demands, claims, actions, suits, proceedings, judgments, orders and decrees from time to time made or taken against or affecting that person and all Liabilities, whatsoever and howsoever made, suffered or incurred by that person as a consequence of or which would not have arisen but for that circumstances or occurrence;

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(p)	references to concepts of materiality in this Deed means material in the context of the Australian Hospital Business as a whole;

(q)	all payments to be made under any Transaction Agreement will be made by electronic funds transfer of immediately available funds;

(r)	any statement expressed to be qualified by the phrase “as far as MGL is aware” or otherwise qualified by reference to the actual knowledge or awareness of MGL or any Seller Group Member is deemed to be qualified by reference only to the knowledge, belief or awareness of the following persons after appropriate enquiry by them: Stuart James (Group Managing Director and Chief Executive Officer), Peter Jenkins (Chief Development Officer), Neil Rodaway (General Manager, Asset Management), Paul Binfield (Chief Financial Officer), Jeff Pearce (Group General Manager, Personnel), Campbell Richards (Group Tax Manager), Peter Kopanidis (Group Treasurer), Robert Cooke (Group General Manager, Hospitals), John Hickey (General Manager, Finance, Hospitals), Robert Wise (National Operations Manager, Hospitals) Peter Fleming (Chief Information Officer), Fiona French (National Business Support Manager, Hospitals), Peter Kahn (Manager, Research, Development & Health Funds, Hospitals);

(s)	any statement expressed to be qualified by reference to the actual knowledge or awareness of the Buyer is deemed to be qualified by reference only to the actual knowledge, belief and awareness of the following persons: Andrew Cummins, Adrian MacKenzie, Adrian Warner, Neil Broekhuizen and Tom Tucker; and

(t)	references to “contractor” include references to sub-contractor and other indirect contractors.

1.3	Governing law

This Deed and each of the other Transaction Agreements is governed by and will be construed according to the laws of the State.

1.4	Enforcement on behalf of the Seller Group

MGL enters into this Deed and each of the other Transaction Agreements for itself and each other Relevant Seller Group Member and accordingly accepts the full benefit of this document on behalf of those persons. The parties agree that MGL may enforce this provision on behalf of those other persons. To the extent that a matter giving rise to any Liability results, directly or indirectly, in any Liability being incurred or suffered by those other persons, that Liability is deemed to be incurred or suffered directly by MGL.

1.5	Procurement by MGL

MGL agrees that where the performance of any obligation of MGL under this Deed and each of the other Transaction Agreements requires any action by a Seller Group Member, MGL will procure that action to be taken by the Relevant Seller Group Member.

1.6	Procurement by the Buyer

The Buyer agrees that where the performance of any obligation of the Buyer under this Deed and each of the other Transaction Agreements requires any action by a Buyer Group Member, the Buyer will procure that action to be taken by the relevant Buyer Group Member.

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1.7	Other indemnifying Parties

(a)	In consideration for the MGL and MHH entering into this Deed with the Buyer, each indemnity granted by the Buyer pursuant to this Deed is hereby also granted by each of the other Newco Group Members.

(b)	Without limiting the Buyer’s obligations under this Deed, every reference in this Deed to the “Buyer” relating to an indemnity shall be read as if it is a reference to the “Buyer” and each of the other Newco Group Members.

(c)	The obligations and liabilities assumed by, and rights conferred on, the Buyer and each of the other Newco Group Members pursuant to the provisions referred to in clause 1.7(b) binds and benefits them jointly and severally.

(d)	A reference in this Deed to a “party” or “the parties” does not include any of the other Newco Group Members, except to the extent necessary to give effect to this clause 1.7.

2.	Umbrella Pre-Adjustment Purchase Price; Determination and payment of Adjustment Amounts

2.1	Umbrella Pre-Adjustment Purchase Price

The Umbrella Pre-Adjustment Purchase Price is [*] which must be paid on Umbrella Completion by the Buyer as follows:

(a)	the Buyer must pay [*] to MGL or as MGL may direct; and

(b)	the Buyer must pay [*] to the Escrow Agent to be held in accordance with the terms of the Escrow Agreement.

2.2	Intercompany Debt Estimate and repayment of Intercompany Debt

(a)	On Umbrella Completion, the Buyer must procure the Group pay the Intercompany Debt Estimate to the Seller Group or as MGL may direct.

(b)	The payment of the Intercompany Debt Estimate as part of the Umbrella Pre-Adjustment Purchase Price and the operation of the Umbrella Completion adjustment process described in clause 2 will operate to satisfy fully and completely and discharge the relevant Group Members from all liability to repay the debts aggregated to determine the Intercompany Debt as at 30 November 2003.

2.3	Preparation of Umbrella Completion Statements

(a)	The Group must:

(i)	following Umbrella Completion, prepare Umbrella Completion Statements in accordance with Umbrella Completion Accounting Principles and this clause 2; and

(ii)	use all reasonable endeavours to ensure that, as soon as practicable following Umbrella Completion (but in any event no later than 20 Business Days after that date), such Umbrella Completion Statements are delivered to MGL.

(b)	Within 10 Business Days of the receipt of the Umbrella Completion Statements under clause 2.3(a)(ii), MGL will review in consultation with the Chief Financial

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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Officer of the Buyer the Umbrella Completion Statements then deliver to KPMG Umbrella Completion Statements prepared in accordance with the Umbrella Completion Accounting Principles.

(c)	The Buyer must, and must procure the Group to, provide MGL such access to all its employees, accounts, records and such other documentation, and all such assistance, which MGL requires to comply with its obligations under this clause, at no cost to MGL.

2.4	Audit of Umbrella Completion Statements

As soon as the Umbrella Completion Statements (“Statements”) have been delivered by MGL in accordance with clause 2.3, the following procedure will apply:

(a)	MGL and the Buyer must jointly instruct KPMG to undertake a completion audit of the Statements and, within 20 Business Days of being provided with the Statements, to prepare an audit report thereon together with a certificate addressed to both MGL and the Buyer confirming the accuracy of the Statements, any adjustments that should be made to the Statements (including the resulting Umbrella Completion Amount - AHB, Umbrella Completion Amount - Non C&P and Umbrella Completion Amounts - C&P for the purposes of this Deed) (“Umbrella Completion Audit Report”);

(b)	the terms of engagement of KPMG must be agreed in writing by MGL and the Buyer and will include a requirement that KPMG, in conducting their audit, will adopt a materiality level of $1,000,000, meaning that under Generally Accepted Auditing Standards, KPMG must design their audit review procedures so that they detect adjustments that individually and cumulatively exceed this amount;

(c)	KPMG must be instructed to conduct their audit and prepare their Umbrella Completion Audit Report in accordance with Australian Auditing Standards for audits, as modified expressly by their terms of engagement and the Umbrella Completion Accounting Principles;

(d)	KPMG must be instructed to provide reasonable access to both the Buyer and MGL and their respective accounting and other professional advisers to KPMG’s audit work papers and all files relevant to preparing its Umbrella Completion Audit Report;

(e)	KPMG must be provided with full and free access to all books, records, accounts and documents of the Seller Group, the Group and the Buyer Group that are within the possession, or under the control, of any Seller Group Member or any Group Member to enable KPMG to conduct its audit review and prepare its Umbrella Completion Audit Report; and

(f)	the Buyer and MGL must each bear half of KPMG’s costs of conducting its audit review and preparing its Umbrella Completion Audit Report.

2.5	Determination of the Umbrella Completion Amounts

(a)	Following delivery of the Umbrella Completion Audit Report in accordance with clause 2.4(a), MGL and the Buyer must confer and use all reasonable endeavours to agree on the Umbrella Completion Amount - AHB, Umbrella Completion Amount - Non C&P and Umbrella Completion Amounts -C&P within 10 Business Days.

(b)	If the Umbrella Completion Amount - AHB, Umbrella Completion Amount - Non C&P and Umbrella Completion Amounts - C&P:

(i)	are so agreed, that amount so agreed will be final and binding on the parties; or

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(ii)	are not so agreed within the period specified in clause 2.5(a) and no election to a referral is made in accordance with clause 2.6 within the period referred to in clause 2.6(a), the amount for the Umbrella Completion Amount - AHB, Umbrella Completion Amount - Non C&P and Umbrella Completion Amounts -C&P set out in the Umbrella Completion Audit Report will be final and binding on all parties.

2.6	Disputes

(a)	Subject to clause 2.7, if either the Buyer or MGL disputes that the Umbrella Completion Statements or any item contained in them have been prepared in accordance with this Deed they shall notify the other in writing, setting out a detailed explanation of why the amount is disputed with a supporting alternative calculation of that amount within the 10 Business Day period referred to in clause 2.5(a). If MGL and the Buyer do not resolve the matters in dispute within a further 5 Business Days, either MGL or the Buyer may by notice in writing to the other at any time within 5 Business Days after the end of that period require that the difference of opinion or dispute be referred to an expert for determination in accordance with the principles in clause 2.6(c). Such expert (“Expert”) must be an auditor with relevant industry expertise agreed in writing by MGL and the Buyer or in the event that MGL and the Buyer are not able to agree upon such an expert within 5 Business Days of either MGL or the Buyer giving notice that it requires that the difference of opinion or dispute be resolved by an expert, the expert will be appointed by the President for the time being of the Institute of Chartered Accountants in Australia or his or her nominee.

(b)	Each of MGL and the Buyer is entitled to:

(i)	make a written submission to the Expert within 5 Business Days of the date of appointment of the Expert;

(ii)	provide a response to the Expert in respect of the other’s submission within 5 Business Days of receipt of that submission,

that in each case must not exceed 15 pages in aggregate (including all annexures) and which they must each provide to the other.

(c)	The Expert must:

(i)	act as an expert and not as an arbitrator and his or her written determination will be final and binding on MGL and the Buyer in the absence of manifest error;

(ii)	determine the difference of opinion or dispute within 20 Business Days of the date of appointment of the Expert; and

(iii)	have the right to review all relevant working papers of MGL, the Group and KPMG and to interview the Representatives of the parties and their audit partners.

(d)	The costs of the Expert are to be borne in the manner determined by the Expert.

(e)	The Umbrella Completion Statements delivered to KPMG and the Buyer pursuant to clause 2.3 will be deemed to be varied to reflect any alteration agreed to by the Buyer and MGL or which the Expert determines be made pursuant to this clause.

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2.7	Limitation on disputes

(a)	The parties may not:

(i)	dispute the Umbrella Completion Statements unless the aggregate amount disputed exceeds $3,000,000 (but then, for the avoidance of doubt, may dispute the entire amount and not just the excess); or

(ii)	dispute any individual line item in the Umbrella Completion Statements unless the amount in dispute exceeds $200,000.

(b)	The parties may not dispute or purport to disagree on any amount contained in the Umbrella Completion Statements once they have been settled pursuant to this clause 2.

(c)	The parties may not at any stage dispute or purport to disagree on any amount contained in the Last Accounts or the Last Accounts Adjusted Net Trading Assets Statement except in respect of a potential or actual breach of a Warranty. Any fundamental error in the Last Accounts or the Last Accounts Adjusted Net Trading Assets Statement having a material adverse effect may be rectified by agreement between the parties.

2.8	Final payment and Escrow arrangements

(a)	The Umbrella Pre-Adjustment Purchase Price will be adjusted upwards or downwards (as the case may be) by the Umbrella Completion Amount - AHB.

(b)	The Umbrella Pre-Adjustment Purchase Price attributable to the Non C&P Hospital Business will be adjusted upwards or downwards (as the case may be) by the Umbrella Completion Amount - Non C&P.

(c)	The Umbrella Pre-Adjustment Purchase Price attributable to each C&P Hospital Businesses will be adjusted upwards or downwards (as the case may be) by the respective Umbrella Completion Amounts - C&P.

(d)	If the Umbrella Completion Amount - Non C&P:

(i)	is a positive number, then on the Final Payment Date, the Buyer must pay that amount to MGL by way of an addition to the Umbrella Pre-Adjustment Purchase Price attributable to the Non-C&P Hospital Business;

(ii)	is a negative number, then on the Final Payment Date, MGL must pay that amount to the Buyer by way of a reduction to the Umbrella Pre-Adjustment Purchase Price attributable to the Non-C&P Hospital Business;

(iii)	is zero, the Umbrella Pre-Adjustment Purchase Price attributable to the Non-C&P Hospital Business will not be adjusted.

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(e)	If any of the Umbrella Completion Amounts - C&P:

(i)	is a positive number, then on the Final Payment Date, the Buyer must pay that amount (by way of an addition to the Umbrella Pre-Adjustment Purchase Price attributable to the relevant C&P Hospital Business) to:

A.	the Escrow Agent; or

B.	MGL if the Relevant Escrow Amount has been paid to MGL;

(ii)	is a negative number, then on the Final Payment Date, MGL must (by way of a reduction to the Umbrella Pre-Adjustment Purchase Price attributable to the relevant C&P Hospital Business):

A.	give notice in writing to the Escrow Agent, directing the Escrow Agent to release and (or another Newco Group Member as the Buyer may direct) pay that amount from the Escrow Account to the Buyer; or

B.	pay that amount to the Buyer (or another Newco Group Member as the Buyer may direct) if a Release Event has occurred under the relevant Asset Sale Deed;

(iii)	is zero, the Umbrella Pre-Adjustment Purchase Price attributable to the relevant C&P Hospital Business will not be adjusted.

2.9	Divestment Business

Upon payment to, or on behalf of, any Buyer Group Member or Buyer’s Representative, of any of the proceeds from the sale of the Divestment Businesses, the Buyer must within 5 Business Days thereafter, pay to MGL an amount equivalent to such proceeds subject to any deductions required by Law (including any Tax).

2.10	Escrow

(a)	The parties will on Umbrella Completion enter into an agreement with the Escrow Agent substantially in the form annexed at Annexure G with such changes as are required by the Escrow Agent provided that the changes are acceptable to both parties acting reasonably.

(b)	If any Transaction Agreement provides that MGL or the Buyer may or will give a direction to the Escrow Agent:

(i)	the direction must be in the form prescribed in the Escrow Agreement;

(ii)	the direction must not require the Escrow Agent to pay any amount out of the Escrow Account sooner than 3 Business Days after the Escrow Agent’s receipt of the direction; and

(iii)	the party giving the direction must deliver a copy of the direction to the other party at least 3 Business Days before the payment specified in the direction is to be made.

3.	Apportionment of Umbrella Purchase Price

3.1	Apportionment of Umbrella Pre-Adjustment Purchase Price

The parties agree that the Umbrella Pre-Adjustment Purchase Price will be apportioned as follows:

(a)	[*] for the shares in Australian Medical Enterprises Ltd;

(b)	[*] for the shares in HCoA Hospital Holdings (Australia) Pty Ltd;

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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(c)	in relation to that part of the Non-C&P Hospital Business which is not conducted by the Group (adopting the definitions in the Share and Asset Sale Deed):

(i)	for the Fixed Assets - Seller Group, their tax written down value as at the Last Accounts Balance Date;

(ii)	for the Stock - Seller Group, the value of the Stock - Seller Group as set out in the Last Accounts;

(iii)	for the Trade Debts - Seller Group, the value of the Trade Debts - Seller Group as set out in the Last Accounts;

(iv)	the Prepayments - Seller Group as set out in the Last Accounts;

(v)	$1.00 for the Seller Group’s right, title and interest in the Equipment Leases - Seller Group;

(vi)	$1.00 for the Seller Group’s right, title and interest in the Leases - Seller Group; and

(vii)	the balance for the Goodwill - Seller Group, for the Seller Group’s right, title and interest in the Hospital Business Contracts - Seller Group, the Intellectual Property Rights - Seller Group, the Business Records - Seller Group, and for any other asset transferred under the Share and Asset Sale Deed; and

(d)	in relation to each C&P Hospital Business, subject to the necessary consents to transfer having been obtained, the apportionment as shown in each Asset Sale Deed.

3.2	Apportionment of Umbrella Completion Amounts

(a)	For the purposes of allocation of the Umbrella Pre-Adjustment Purchase Price in relation to the Non C&P Hospital Business, the Umbrella Completion Amount - Non C&P if positive shall be added to, and if negative shall be subtracted from, the amount allocated in clause 3.1(a), 3.1(b) and 3.1(c) as follows:

(i)	to the extent that the Umbrella Completion Amount - Non C&P is directly attributable to an individual asset, the addition or subtraction will be made to that part of the Umbrella Pre-Adjustment Purchase Price attributed to that asset; and

(ii)	in all other circumstances, the addition or subtraction will be made to that part of the Umbrella Pre-Adjustment Purchase Price attributed to the Sale Shares or the Sale Shares in a particular company if the Umbrella Completion Amount - Non C&P is directly attributable to that company.

(b)	For the purposes of allocation of the Umbrella Pre-Adjustment Purchase Price in relation to each C&P Hospital Business (adopting the definitions used in each such agreement), if the Umbrella Completion Amount - C&P is directly attributable to any particular C&P Hospital Business asset:

(i)	if positive shall be added to, and if negative shall be subtracted from, the amount allocated in clause 3.l(d) and that part of the Umbrella Pre-Adjustment Purchase Price attributed to that asset.;

(ii)	the Umbrella Pre-Adjustment Purchase Price attributed to that asset shall be adjusted under clause 2.8(e).

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4.	Conditions Precedent

4.1	Condition

Umbrella Completion is conditional upon satisfaction (or waiver pursuant to clause 4.6) of all of the Conditions Precedent.

4.2	Best endeavours

The Buyer must use its best endeavours to obtain the satisfaction or waiver of the Conditions Precedent by 30 November 2003. If the Buyer has not satisfied or waived the Conditions Precedent by this date, it must use its best endeavours to obtain the satisfaction or waiver of the Conditions Precedent by 31 January 2004.

4.3	Notification

Upon a party becoming aware that any of the Conditions Precedent has been satisfied or of circumstances which may result in any of the conditions not being or having become incapable of being satisfied, that party must promptly notify the other party in writing of the same.

4.4	Non-satisfaction of Conditions

If any of the Conditions Precedent has not been satisfied on or by 31 January 2004 or such other later date as agreed in writing between the parties, MGL or the Buyer may, at their discretion, terminate the Transaction Agreements and the Indonesian Share Sale Agreement by giving the other party written notice to that effect.

4.5	Termination

If this Deed is terminated under clause 4.4, then, in addition to any other rights, powers or remedies provided by law:

(a)	each party is released from its obligations to further perform this Deed and this Deed will have no further effect, other than in relation to clauses 1, 10 and 13;

(b)	each party retains the rights it has against the other party in respect of any past breach or any claim that has arisen before termination.

4.6	Waiver of Conditions

The Conditions Precedent may only be waived by the Buyer, at its sole discretion, giving written notice to MGL specifying the Condition Precedent to be waived.

4.7	Schedule 13

Capitalised terms used in Schedule 13 will have the meaning defined (if any) in the Facilities Agreement. As between the parties, the term “Leases” in Part II (e) means Principal Premises as defined in each Asset Sale Deed.

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5.	Seller’s obligations and consultancy arrangements

5.1	Conduct of business and consultancy arrangements

(a)	From the date of this Deed until:

(i)	Umbrella Completion, MGL must, and must procure that each Group Member and each Relevant Seller Group Member, carries on the Non C&P Hospital Business in the ordinary course; and

(ii)	C&P Completion, MGL must, and must procure that each Relevant Seller Group Member, carries on each C&P Hospital Business, in the ordinary course.

(b)	On Umbrella Completion, the Buyer and MGL will execute the Consultancy Deed.

(c)	Newco Group agrees to indemnify MGL and each of the Seller Group Members against any Liability suffered or incurred by MGL resulting from:

(i)	any wilful or negligent act or omission or misfeasance of the Buyer, or any other servant, agent or contractor of the Buyer, incidental or preparatory to the Consultancy Arrangement; and

(ii)	all injury, loss or damage sustained by any of the officers, servants, agents or contractors of the Buyer incurred as a result of attending to performance of the Buyer’s duties under the Consultancy Arrangement including a breach of the Project Agreements (but, for the avoidance of doubt, this will not include any breach pursuant to the performance by the Buyer of its other obligations under the Transaction Agreements), unless the injury, loss or damage was caused by any wilful or negligent act or omission of MGL or any officer, servant or agent of MGL.

5.2	Restricted actions - Non C&P Hospital Business

Without limiting clause 5.1, from the date of this Deed until Umbrella Completion, MGL must, and must procure, that unless contemplated by the Transaction Agreements or the Buyer otherwise consents in writing (such consent not to be unreasonably withheld or delayed):

(a)	no Group Member will increase, decrease or otherwise alter its share capital or issue or grant any securities or agree to do so;

(b)	no Group Member will, and no Relevant Seller Group Member will in respect of the Non C&P Hospital Business, create or grant any Encumbrance over the assets of the Group Member or the Non C&P Assets or incur any indebtedness or liability in the nature of borrowings or agree to do so, other than in the ordinary course of business;

(c)	no Group Member will, and no Relevant Seller Group Member will in respect of the Non C&P Hospital Business acquire, transfer or dispose of any Non C&P Asset with a written down book value in excess of $1,000,000 other than in the ordinary course of the Non C&P Hospital Business;

(d)	no Group Member will amend its Constitution;

(e)	no Group Member will, and no Relevant Seller Group Member will in respect of the Non C&P Hospital Business, enter into, terminate or materially vary any agreement, arrangement or understanding which involves the incurring of a total liability over the life of the agreement, arrangement or understanding in excess of $1,000,000 other than in the ordinary course of the Non C&P Hospital Business in procuring or replenishing stock;

(f)	no Group Member will, and no Relevant Seller Group Member will in respect of the Non C&P Hospital Business, make any material change to its practice as to payment of creditors and collection of trade debtors;

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(g)	no Group Member will, and no Relevant Seller Group Member will in respect of the Non C&P Hospital Business, enter into, terminate or increase annual remuneration by more than 10% under, any agreement, arrangement or understanding concerning a Non C&P Employee where the annual gross salary or gross wages payable to such Non C&P Employee will exceed $100,000. However, this clause (g) will not exclude a Group Member or a Relevant Seller Group Member from terminating any agreement, arrangement or understanding concerning a Non C&P Employee in circumstances where, in the reasonable opinion of a Group Member or a Seller Group Member, the Non C&P Employee concerned has:

(i)	engaged in conduct justifying summary dismissal at common law or under an applicable policy of the Group or the Seller Group; or

(ii)	engaged in repeated poor performance justifying termination under an applicable policy of the Group or the Seller Group;

(h)	no Group Member will acquire shares or other securities in any body corporate other than any other Group Member or agree to do so;

(i)	no Relevant Seller Group Member or Group Member will initiate any proceedings for the winding up, liquidation or other external administration of that Group Member or Relevant Seller Group Member; and

(j)	no Group Member will merge or consolidate with any other body corporate,

unless any of the foregoing is contemplated by the Transaction Agreements or the Law or is, in MGL’s reasonable opinion, required to give effect to the terms of any of the Transaction Agreements or the Law.

5.3	Restricted actions - C&P Hospital Business

Without limiting clause 5.1, from the date of satisfaction or waiver of the relevant Condition Precedent until the relevant C&P Completion or C&P Termination, MGL must, and must procure, that unless contemplated by the Transaction Agreements or the Buyer otherwise consents in writing (such consent not to be unreasonably withheld or delayed), no Relevant Seller Group Member will in respect of each C&P Hospital Business:

(a)	create or grant any Encumbrance over the C&P Assets or agree to do so, other than in the ordinary course of business;

(b)	acquire, transfer or dispose of any C&P Asset with a written down book value of in excess of $1,000,000 other than in the ordinary course of each C&P Hospital Business;

(c)	enter into, terminate or materially vary any agreement, arrangement or understanding which involves the incurring of a total liability over the life of the agreement, arrangement or understanding in excess of $1,000,000 other than in the ordinary course of each C&P Hospital Business in procuring or replenishing stock;

(d)	make any material change to its practice as to payment of creditors and collection of trade debtors;

(e)	enter into, terminate or increase annual remuneration by more than 10% under any agreement, arrangement or understanding concerning a C&P Employee where the annual remuneration payable to such C&P Employee will exceed $100,000.

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However, this will not exclude a Seller Group Member from terminating any agreement, arrangement or understanding concerning a C&P Employee in circumstances where, in the reasonable opinion of a Relevant Seller Group Member, the C&P Employee concerned has:

(i)	engaged in conduct justifying summary dismissal at common law or under an applicable policy of the Seller Group; or

(ii)	engaged in repeated poor performance justifying termination under an applicable policy of the Seller Group; and

(f)	initiate any proceedings for the winding up, liquidation or other external administration of that Seller Group Member,

unless any of the foregoing is contemplated by the Transaction Agreements or the Law or the relevant Project Agreements or is, in MGL’s opinion, required to give effect to the terms of any of the Transaction Agreements or Law or the relevant Project Agreements.

5.4	Integration

(a)	From the date of this Deed until Umbrella Completion, MGL will make relevant senior executives available to meet with the Buyer at any time reasonably required by the Buyer and on reasonable notice from the Buyer, being not less than 48 hours and during normal business hours at 390 St Kilda Road, Melbourne, Victoria to assist the Buyer in preparing for integration with the Non C&P Hospital Business. The duration of such meetings will be at the sole discretion of MGL.

(b)	From the date of Umbrella Completion until C&P Completion or C&P Termination, subject to complying with its obligations of confidentiality, other contractual obligations and the Law, MGL will make available for review by the Buyer all such information in relation to the operation of each C&P Hospital Business:

(i)	which is reasonably required by the Buyer;

(ii)	which is relevant to the day to day operations of those businesses;

(iii)	which relates to the accounts payable and receivable in relation to those businesses;

(iv)	which is relevant to the matters warranted under the Asset Sale Deeds; and

(v)	which it from time to time otherwise sees fit to make available to the Buyer,

on such terms and condition as MGL, in its discretion determines.

5.5	Access to Excluded Business Records

(a)	After Umbrella Completion and C&P Completion (as the case may be), MGL and the relevant Seller Group Members must keep the Excluded Business Records relevant to that acquisition for five years from that date or such longer period as any applicable law requires that such records must be maintained.

(b)	During the period referred to in clause 5.5(a), MGL and the relevant Seller Group Members must provide the Buyer reasonable access to such Excluded Business Records and assistance (including providing copies of relevant documents) as reasonably requested by the Buyer, including such access as reasonably required to permit the Buyer and the Group to complete tax returns.

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5.6	Conduct between 30 November 2003 and Umbrella Completion

Between 30 November 2003 and Umbrella Completion, unless otherwise agreed by the Buyer:

(a)	MGL will consult with Robert Cooke in the conduct of the Non C&P Hospital Business;

(b)	MGL will procure that no Group Member will declare or distribute any dividend;

(c)	neither MGL nor any Seller Group Member will loan monies to any Group Member;

(d)	no Group Member will loan monies to any Seller Group Member; and

(e)	no Group Member will enter into any loan arrangement with any third party.

6.	Buyer’s obligations

6.1	Supply of references

(a)	Newco Group must promptly supply such references or information (including financial information and, where reasonable, relevant or appropriate, business plans and do anything else reasonably required (excluding paying money or providing other valuable consideration to or for the benefit of any person (except where the Transaction Agreements expressly provide otherwise)):

(i)	on and from the date of this Deed, by any lessor named in the “Leases - Seller Group” as defined in the Share and Asset Sale Deed;

(ii)	on and from the date of this Deed, by any third party including financiers named in the “Hospital Business Contracts - Seller Group” and “Equipment Leases - Seller Group” as defined in the Share and Asset Sale Deed;

(iii)	on and from C&P Completion, by any lessor named in the “Leases - Seller Group” as defined in the Asset Sale Deeds; and

(iv)	on and from C&P Completion, by any third party including financiers named in the “Hospital Business Contracts - Seller Group” and “Equipment Leases - Seller Group” as defined in the Asset Sale Deeds.

6.2	Consents to act - Non-C&P Hospital Business

At least 5 Business Days prior to Umbrella Completion, the Buyer must deliver to MGL:

(a)	written notice of the persons whom the Buyer nominates to act as directors and secretaries of the Hospital Companies and the Subsidiaries; and

(b)	in respect of any persons not already acting in a position to which he or she has been nominated to act by the Buyer, a consent to act signed by such persons consenting to act in the position to which they have been nominated to act by the Buyer.

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6.3	Access to Business Records

(a)	After Umbrella Completion and C&P Completion (as the case may be), the Buyer must, and, where relevant, must procure that each Group Member, keep the Business Records (as defined in the Share and Asset Sale Deed or relevant Asset Sale Deed, as the case may be) relevant to that acquisition which were delivered to the Buyer for 5 years from that date or such longer period as any applicable law requires that such records must be maintained.

(b)	During the period referred to in clause 6.3(a), the Buyer must, and, where relevant, must procure that each Group Member, provide any Seller Group Member with reasonable access to such Business Records and assistance (including copies of relevant documents) as reasonably requested by any Seller Group Member, including such access as reasonably required to permit any relevant Seller Group Member to complete tax returns.

6.4	Trade mark licence

(a)	In this clause 6.4, “Territory” means:

(i)	in relation to the Non-C&P Hospital Business, Australia; and

(ii)	in relation to the Indonesian Hospital Business, Indonesia.

(b)	Grant of licence

(i)	MGL grants to the Buyer and each Group Member a non-exclusive royalty free licence to use the Trade Marks - Excluded in the Territory for the term set out in clause 6.4(b)(ii) and only as permitted by the terms and conditions set out in this clause 6.4. The Buyer acknowledges that this licence is granted for transitional purposes only.

(ii)	The Buyer and each Group Member may only exercise its rights under the licence granted pursuant to clause 6.4(b)(i):

A.	in Australia, in relation to those of the Trade Marks - Excluded being used by MGL (or any Seller Group Member or any Group Member), and only to the extent that MGL (or any Seller Group Member or any Group Member) used those Trade Marks - Excluded in relation to the Non-C&P Hospital Business immediately prior to the Umbrella Completion Date;

B.	in Indonesia, in relation to those of the Trade Marks - Excluded being used by MGL (or any Seller Group Member or any Group Member), and only to the extent that MGL (or any Seller Group Member or any Group Member) used those Trade Marks - Excluded, in relation to the Indonesian Hospital Business immediately prior to the Umbrella Completion Date; and:

C.	in either country, for as long as reasonably necessary but in any event not after the date which is six months from the Umbrella Completion Date, unless MGL has given its prior written consent to the continued use of any of the Trade Marks - Excluded beyond that date.

(iii)	For the purposes of (ii)(C) MGL consents to using the Trade Marks - Excluded for the uniforms and minor incidental goods currently used exclusively in the Hospital Business, until the date on which those uniforms or goods cease to be so used.

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(c)	Terms of use

(i)	The Buyer and each Group Member may only use the Trade Marks - Excluded in the Territory and in accordance with the guidelines and standards of the Seller Group and advised to the Buyer from time to time (the “Guidelines”).

(ii)	In the event of any conflict between this Deed and the Guidelines, this Deed will prevail.

(iii)	The Buyer and each Group Member must not use the Trade Marks - Excluded in a manner which the Buyer or Group Member ought reasonably to know is, or which is prejudicial to:

A.	any Seller Group Member; or

B.	the validity or distinctiveness of any of the Trade Marks - Excluded.

(iv)	The Buyer acknowledges that each of the Trade Marks - Excluded is of particular importance and value to MGL and that the Trade Marks - Excluded are the sole and exclusive property of MGL.

(v)	If, in its discretion, MGL decides that any use of any of the Trade Marks - Excluded by the Buyer or any Group Member is in any way prejudicial to the maintenance of any registration of or any other rights of MGL in any of the Trade Marks - Excluded, MGL may direct the Buyer or such Group Member to change, at the Buyer’s reasonable expense its manner of use of any of the Trade Marks - Excluded within a reasonable time specified by MGL, having regard to the steps and costs that the Buyer or such Group Member would need to undertake to comply with that direction.

(vi)	If MGL directs the Buyer to change its manner of use pursuant to clause 6.4(c)(v), the Buyer must take all actions reasonably necessary to ensure that its manner of use of the Trade Marks - Excluded is changed in the manner directed by MGL and that all other use of the Trade Marks - Excluded ceases within the time specified by MGL.

(d)	Buyer Acknowledgments

Except as expressly provided in this Deed, the Buyer acknowledges that:

(i)	all right, title and interest in and to each of the Trade Marks - Excluded is and remains vested absolutely in MGL;

(ii)	MGL has the right to apply to register each of the Trade Marks - Excluded for such goods and/or services as MGL sees fit;

(iii)	except for the licence and permission granted to it by this Deed, the Buyer and the Group Members have no right, title or interest in or to any of the Trade Marks - Excluded; and

(iv)	all goodwill and any other right, title and interest arising from the use of any of the Trade Marks - Excluded by the Buyer and the Group Members will enure solely for the benefit of MGL.

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(e)	Undertakings

Except as expressly provided in this Deed, the Buyer undertakes to MGL that:

(i)	the Buyer will not itself or assist any third party to challenge or in any way impugn the registration, validity of or ownership of any of the Trade Marks - Excluded;

(ii)	the Buyer and the Group Members will not at any time use any of the Trade Marks - Excluded in a manner likely to prejudice the distinctiveness or reputation of any of the Trade Marks - Excluded or the validity of any registration for any of the Trade Marks - Excluded. In particular, without limiting the generality of the foregoing, the Buyer and the Group Members will not, without MGL’s prior written consent, use in its business or seek to register anywhere in or outside the Territory any other trade mark which is substantially identical with or deceptively similar to any of the Trade Marks - Excluded or so nearly resembling any of the Trade Marks - Excluded as to be likely to deceive or cause confusion;

(iii)	the Buyer and the Group Members will not use any of the Trade Marks - Excluded in juxtaposition to any other Trade Marks - Excluded, embellishment or device without the prior written consent of MGL;

(iv)	the Buyer and the Group Members will not either within or outside the Territory seek to register any of the Trade Marks - Excluded for any goods or services in respect of which any of the Trade Marks - Excluded are registered or used or for any similar or closely related goods or services; and

(v)	the Buyer and the Group Members will, from time to time at the request of MGL, execute and provide to MGL (or as MGL may direct) any consents, authorisations or other documents required to secure or perfect MGL’s rights, titles and interests in and to any of the Trade Marks - Excluded.

(f)	Where any of the Trade Marks - Excluded is used in a document issued by or on behalf of the Buyer or a Group Member, or where any goods and services bear or are advertised, promoted, offered for sale or sold under or by reference to any of the Trade Marks - Excluded, the Buyer or the relevant Group Member must, unless otherwise authorised by MGL, include in that document or on or in relation to those goods and services the text:

“[insert details of trade mark being used] is a trade mark/are trade marks [delete whichever is not applicable] used under licence from Mayne Group Limited by [insert name of Buyer/Group Member]”,

positioned as a footnote as close as practicable to where the Trade Marks - Excluded first appear in that document or on or in relation to those goods and services.

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6.5	Cessation of use of Reserved Name

(a)	The Buyer acknowledges that prior to Umbrella Completion, MGL may:

(i)	change the name of each Group Member which uses a Reserved Name to a name not including that Reserved Name, and if it does so, MGL will provide the Buyer with proof that the appropriate documentation has been lodged with the Australian Securities and Investments Commission by Umbrella Completion;

(ii)	lodge completed Notices of Cessation of Business Name (or equivalent documents) for any business names used by the Group Members, the Non C&P Hospital Business or each C&P Hospital Business which incorporate a Reserved Name; and

(iii)	cancel any domain names used by the Group Members or the Non C&P Hospital Business or each C&P Hospital Business which incorporate a Reserved Name.

(b)	If MGL does not, prior to Umbrella Completion, change the name of each Group Member which uses a Reserved Name to a name not including that Reserved Name, then the Buyer must do so as soon as practicable after Umbrella Completion and in any event no later than three months after Umbrella Completion, and provide MGL with proof that the appropriate documentation has been lodged with the Australian Securities and Investments Commission.

(c)	If MGL does not, prior to Umbrella Completion, lodge completed Notices of Cessation of Business Name (or equivalent documents) for each business name which incorporates a Reserved Name and is registered in the name of any of the Group Members, then the Buyer must do so as soon as practicable after Umbrella Completion and in any event no later than three months after Umbrella Completion, and provide MGL with proof that the appropriate documentation has been lodged with the appropriate authorities.

(d)	If MGL does not, prior to Umbrella Completion, cancel any domain name which is registered in the name of any of the Group Members and incorporates a Reserved Name, then the Buyer must do so as soon as practicable after Umbrella Completion and in any event no later than three months after Umbrella Completion, and provide MGL with proof that the appropriate documentation has been lodged with the relevant domain name authorities.

6.6	Infringement

(a)	If the Buyer receives notice, or otherwise becomes aware, of any infringement of, misuse of, unauthorised use of, act inconsistent with, challenge to or claim, demand or suit against or related to any of the Trade Marks - Excluded (an “Infringement”), the Buyer must notify MGL as soon as possible giving such detailed particulars of the Infringement as it reasonably can.

(b)	MGL may consult with the Buyer about the appropriate action to take in relation to any Infringement notified by the Buyer to MGL pursuant to clause 6.6(a).

(c)	MGL may in its sole discretion:

(i)	take such action as it deems necessary or desirable (including issuing, conducting or settling legal or administrative proceedings) to bring the Infringement to an end;

(ii)	require the Buyer at MGL’s reasonable expense to take such action as MGL deems necessary or desirable (including issuing, conducting or settling legal or administrative proceedings) to bring the Infringement to an end; or

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(iii)	elect to take no action at all, in which case no action will be taken in respect of that Infringement;

(d)	MGL may in any action in accordance with clause 6.6(a) require the Buyer at MGL’s reasonable expense to assist MGL in any action taken to bring the Infringement to an end.

6.7	Indemnity in relation to Trade Marks - Excluded

Newco Group must indemnify each Seller Group Member against all Liabilities incurred or suffered by any Seller Group Member after Umbrella Completion as a result of, or arising out of a failure of the Buyer or any Group Member to comply with clauses 6.4, 6.5 or 6.6.

7. Warranties and indemnities

7.1	Seller’s Warranties and acknowledgment

(a)	As part of the terms of the sale of the Australian Hospital Business but subject to clauses 7.2, 7.3, 7.4 and 8, MGL warrants to:

(i)	the Buyer that, subject to clause 7.1(b), each of the Non C&P Warranties is accurate as at the date of this Deed and as at Umbrella Completion; and

(ii)	each Newco Group Member that, subject to clause 7.1(c), each of the C&P Warranties is accurate as at the date of this Deed and as at Umbrella Completion.

(b)	For the purposes of this Deed, “Non C&P Warranty” means, in relation to the Share and Asset Sale Deed, each warranty set out in paragraphs 1 to 18 inclusive of Schedule 6 as if each word or term used in those paragraphs had the meaning where defined in the Share and Asset Sale Deed.

(c)	For the purposes of this Deed, “C&P Warranty” means, in relation to each Asset Sale Deed, each warranty set out in the following paragraphs of Schedule 6 as if each word or term used in those paragraphs had the meaning where defined in the relevant Asset Sale Deed:

(i)	paragraph 1 (Share Capital), to the extent that the warranty relates to AMNL, MFL or MPPL (as defined in the relevant Asset Sale Deed);

(ii)	paragraph 2 (Capacity and Authority), to the extent the warranty relates to MGL but not MHH;

(iii)	paragraphs 5 (Last Accounts and management accounts), 8 (Superannuation), 16 (Disclosure Material), 17 (Insurance);

(iv)	paragraphs 3 (Assets), 4 (Conduct of Hospital Business), 6 (Period Since Last Accounts Balance Date), 7 (Commitments and Contracts), 10 (Litigation), 11 (Intellectual Property), 13 (Premises), 14 (Environment), 15 (Records), 18 (Employees) to the extent that the warranty relates to a Seller Group Member but not a Group Member, and for the avoidance of doubt “C&P Warranty” does not include the warranties in paragraphs 9 (Tax), 12 (Subsidiaries) or 19 (Unit Trusts).

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(d)	MGL acknowledges that the Buyer has entered into:

(i)	the Share and Asset Sale Deed in reliance on the Non C&P Warranties; and

(ii)	each of the Asset Sale Deeds in reliance on the C&P Warranties applicable to each such agreement.

(e)	Each Warranty is separate and independent and not limited by any other Warranty or any other provision of this Deed except to the extent expressly provided to the contrary in this Deed.

7.2	Exceptions for disclosures and public records

The Warranties are given subject to disclosures or matters recorded in this Deed or disclosed in the Disclosure Material or in the Public Register Information, and no Newco Group Member can claim that any fact, matter or circumstance causes:

(a)	any damage or loss to the Buyer or a Group Member;

(b)	the Warranties to be false or misleading; or

(c)	the Warranties to be breached,

if the fact, matter or circumstance is fairly disclosed in the Disclosure Material or in the Public Register Information.

7.3	Breach of Warranties

(a)	If any Newco Group Member becomes aware of any material breach or inaccuracy of any of:

(i)	the Non C&P Warranties, on or before Umbrella Completion; or

(ii)	the C&P Warranties, on or before C&P Completion,

(including, as applicable, a Fundamental Warranty Breach) the Newco Group Member must forthwith give notice to MGL of such breach or inaccuracy (“Breach Notice”).

(b)	Upon receipt of a Breach Notice under clause 7.3(a)(i):

(i)	MGL may remedy the breach specified in the Breach Notice by the earlier of:

A.	10 Business Days after receiving the Breach Notice; or

B.	the Umbrella Completion Date; or

(ii)	if there is:

A.	a Fundamental Warranty Breach;

B.	a breach of warranty (i) of the Buyer’s warranties in Schedule 7; or

C.	a breach of a Warranty which will result in a loss or cost to the Buyer in excess of $50 million,

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then MGL may terminate the Transaction Agreements by notice in writing to the Buyer at any time before Umbrella Completion but without prejudice to any Claim or Action by the Buyer for any antecedent breach; or

(iii)	if MGL fails to remedy a Fundamental Warranty Breach in accordance with paragraph (i), the Buyer may terminate the Transaction Agreements by notice in writing to MGL at any time before Umbrella Completion but without prejudice to any Claim or Action by the Buyer for any antecedent breach.

(c)	Upon receipt of a Breach Notice under clause 7.3(a)(ii):

(i)	MGL may remedy the breach specified in the Breach Notice by the earlier of:

A.	10 Business Days after receiving the Breach Notice; or

B.	the date for C&P Completion; or

(ii)	if there is a Fundamental Warranty Breach, or a material Warranty breach, then MGL may terminate the relevant Asset Sale Deed at any time before Umbrella Completion; or

(iii)	if MGL fails to remedy a Fundamental Warranty Breach in accordance with paragraph (i), the Buyer may terminate the relevant Asset Sale Deed by notice in writing to MGL at any time before Umbrella Completion but without prejudice to any Claim or Action by the Buyer for any antecedent breach.

(d)	Each Newco Group Member acknowledges and agrees that it is not entitled to rescind or terminate any of the Transaction Agreements for a breach of Warranty other than for a Fundamental Warranty Breach.

7.4	Acknowledgments

The parties acknowledge and agree that the Warranties do not apply to any forward looking statements, financial forecasts, projections, opinions of future performance or statements relating to prospects of the Group, the Non C&P Hospital Business or each C&P Hospital Business that have been provided by a Seller Group Member or Group Member or any of their representatives. No warranty is given or representation made that any such financial forecast, projection, opinion or statement will be met or achieved. Any such information that has been provided to the Buyer was provided for information purposes only.

7.5	Buyer’s Warranty

As part of the terms of this Deed Newco Group warrants to MGL in the terms set out in Schedule 7 as at the date of this Deed and separately as at a time immediately before Umbrella Completion.

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8.	Limitation of liability

8.1	No reliance on and no liability for matters outside this Deed

(a)	Newco Group acknowledges and warrants that:

(i)	no Seller Group Member or Group Member (nor any person acting on its behalf) has made any representation, warranty or other inducement to it to enter into this Deed, except for representations, warranties or inducements expressly set out in the Transaction Agreements; and

(ii)	it does not enter into the Transaction Agreements in reliance on any representation, warranty or other inducement by or on behalf of any other person, except for any representation, warranty or inducement expressly set out in the Transaction Agreements respectively.

(b)	Newco Group acknowledges and warrants that:

(i)	the Buyer has undertaken a due diligence investigation in relation to the Non C&P Hospital Business, each C&P Hospital Business, the Group Members, the Sale Shares and the assets, real property and liabilities in relation to those businesses and in accordance with a process designed and implemented by the Buyer and its Representatives; and

(ii)	it has not relied and does not rely on any statement, disclosure, representation or warranty, whether express or implied, made by or on behalf of a Seller Group Member (and, if Umbrella Completion does not occur, a Group Member) which is not set out in this Deed, whether in relation to the Group Members or the sale of the Non C&P Hospital Business, each C&P Hospital Business, the Sale Shares and the assets, real property and liabilities in relation to those businesses,

(c)	No Newco Group Member will bring any Claim or Action against any Seller Group Member (and, if Umbrella Completion does not occur, any Group Member) unless it is based solely on and limited to the regime contemplated by this Deed.

(d)	Except for the parties’ obligations under the express provisions of the Transaction Agreements, by this Deed the Buyer releases each Seller Group Member (and, if Umbrella Completion does not occur, each Group Member) and their Representatives, from all claims, demands, obligations or liabilities whether in tort (including negligence), statute, contract, or otherwise which it has or may have after the date of this Deed which arise out of the negotiations for and subject matter of the Transaction Agreements, or agreements entered into by the Seller Group and the Buyer Group (including the Group) under or pursuant to the Transaction Agreements.

8.2	Limitations of liability

Notwithstanding anything to the contrary contained in the Transaction Agreements no Seller Group Member (and, if Umbrella Completion does not occur, no Group Member) will be Liable for any Claims or Actions:

(a)	(Buyer insured): to the extent that the Claim or Action arises or is in respect of matters against which any Buyer Group Member is insured for loss or damage suffered by it (but only to the extent that such loss or damage is recovered under any insurance policy held by any Buyer Group Member);

(b)	(Buyer insured): if any Buyer Group Member fails to do all things reasonably necessary to recover under any insurance relevant to the Claim or Action on a timely basis;

(c)	(Buyer’s awareness): where the Buyer is actually aware of the matter giving rise to the Claim or Action under the Warranties, before the date of this Deed.

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For this purpose, the Buyer will be deemed to have knowledge of those matters disclosed in the Disclosure Material on or before the date of this Deed and the Public Register Information on the date which is seven days before the date of this Deed;

(d)	(Buyer’s own actions): if, but only to the extent that, the Claim or Action is as a direct result or consequence of any voluntary act, omission, transaction or arrangement of or on behalf of any Buyer Group Member other than in the ordinary course of the Australian Hospital Business as carried on before Umbrella Completion or as required by Law;

(e)	(Loss only compensated once): if, but only to the extent that the Buyer or any Buyer Group Member has recovered the same loss under any other provision of the Transaction Agreements or any other document referred to in the Transaction Agreements or the Disclosure Material;

(f)	(Buyer otherwise compensated): if, but only to the extent that the subject of the Claim or Action has been or is made good or is otherwise compensated for without cost to the Buyer or a Buyer Group Member;

(g)	(Last Accounts or Umbrella Completion Statement): if, but only to the extent that the matter in respect of which the Claim or Action is made is accrued or provided for or otherwise reflected in the Last Accounts, or the Umbrella Completion Statements;

(h)	(No indirect or consequential loss): to the extent that the Claim or Action relates to any exemplary, special, indirect, incidental or Consequential Loss suffered by the Buyer or a Buyer Group Member;

(i)	(Legislation): to the extent that the Claim or Action is as a result of or in respect of, or where the Claim or Action arises from any act, matter, omission, transaction or circumstance which would not have occurred but for any legislation not in force at the date of this Deed or any change of any Law or administrative practice of any governmental agency after the date of this Deed, including any such legislation or change which takes effect retrospectively or any increase in the rates of Tax liable to be paid or any imposition of Tax not in effect at the date of this Deed;

(j)	(Buyer’s actions in relation to Tax): to the extent that the circumstances giving rise to the Claim or Action result in a savings in Tax to the Buyer or any Group Member or would have so resulted had the Buyer or the relevant Group Member availed itself of proper credits, deductions, allowances and other savings in respect of Tax (for the avoidance of doubt, a savings in tax will include where the Buyer or any Buyer Group Member is entitled to a tax loss in respect of the amount);

(k)	(Labour disputes): to the extent that any labour dispute, strike or work stoppage arises from or is connected with the sale or proposed sale of the Non C&P Hospital Business, or each C&P Hospital Business or the Buyer not offering employment or engagement (as required by the Transaction Agreements) or terminating the employment or engagement of one or more Employees;

(l)	(Announcement of sale) to the extent that the Claim or Action relates to Warranty 6 (Period Since Last Accounts Balance Date) and arises directly as a result of the announcement of the sale or proposed sale of the Australian Hospital Business or the Indonesian Hospital Business;

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(m)	(Notice): unless the Buyer has:

(i)	given MGL notice in writing of each fact or circumstance which gives or may give rise to a Claim or Action by the Buyer under this Deed as soon as reasonably practicable but in any event within 2 weeks of the fact or circumstance coming to the attention of senior management of the Buyer; and

(ii)	given MGL access to all relevant business records together with all other records, correspondence and information as MGL may reasonably request;

(n)	(Time limits - Non-C&P): unless the Buyer has given written notice to MGL setting out details of any Claim or Action under the Share and Asset Sale Deed or in relation to the Non C&P Warranties within:

(i)	7 years after the Umbrella Completion Date in respect of any such Claim or Action relating to Tax fraud;

(ii)	6 years after the Umbrella Completion Date in respect of any such Claim or Action relating to Tax avoidance or Tax evasion;

(iii)	3 years after the Umbrella Completion Date in respect of any such Claim or Action relating to the Environment (including any Claim or Action under clause 8.9 and any Warranty 14);

(iv)	4 years after the Umbrella Completion Date in respect of any such Claim or Action relating to Tax other than those subject to paragraphs (i) and (ii); and

(v)	18 months after the Umbrella Completion Date in respect of all other Claims or Actions,

and within 6 months of MGL receiving that notice, such Claim or Action has been:

(vi)	admitted or satisfied by MGL; or

(vii)	settled between MGL and the Buyer; or

(viii)	referred to a Court of competent jurisdiction by the Buyer instituting and serving legal proceedings against MGL in relation to the Claim or Action;

(o)	(Time limits - C&P): in relation to the Asset Sale Deed or any of the C&P Warranties, unless the Buyer has given written notice to MGL within:

(i)	3 years after the Umbrella Completion Date in respect of any such Claim or Action relating to the Environment (including any Claim or Action under clause 8.9 and any Warranties relating to the Environment, Contamination and Environmental Law); and

(ii)	18 months after the Umbrella Completion Date in respect of all other Claims or Actions,

and within 6 months of the later of written notice or the relevant C&P Completion, such Claim or Action has been:

(iii)	admitted or satisfied by MGL; or

(iv)	settled between MGL and the Buyer; or

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(v)	referred to a Court of competent jurisdiction by the Buyer instituting and serving legal proceedings against MGL in relation to the Claim or Action;

(p)	(Lower dollar limits): (except in respect of any Claim or Action arising out of the Tax Indemnity, in relation to which this paragraph (p) will not apply) unless:

(i)	the amount finally awarded or agreed as being payable in respect of the Claim or Action in question is not less than $1,000,000; and

(ii)	the aggregate amount finally awarded or agreed as being payable in respect of all Claims and Actions is not less than $8,000,000,

in which case, MGL will be liable for the whole amount (not just the excess);

(q)	(Worker’s compensation claim): where the Claim or Action relates to any workers’ compensation claim or fees in relation thereto whether under statute, common law or otherwise and whether made before or after Umbrella Completion by any Employee, Deemed Employee or Former Employee whether attributable to their employment or engagement by MGL, any Seller Group Member or any Group Member before Umbrella Completion or by any Buyer Group Member on and from Umbrella Completion.

(r)	(Environment): other than in respect of a breach of Warranty 14, or as provided for in clause 8.9, where the Claim or Action relates to any environmental matter or circumstance, including in relation to any Contamination, or any breach of any Environmental Law.

8.3	Maximum liability for claims

The maximum aggregate amount recoverable by the Buyer from MGL in respect of all Claims and Actions is the Umbrella Purchase Price as finally determined pursuant to clause 2.

8.4	Reimbursement for amounts recovered

The Buyer will reimburse MGL for amounts paid by MGL to the Buyer or any Buyer Group Member in respect of any Claim or Action to the extent to which the same is recovered by the Buyer or any Buyer Group Member from any third party, including suppliers, manufacturers or insurers. If the Buyer or any Buyer Group Member is at any time entitled to recover from some other person any sum in respect of which it makes or brings a Claim or Action, it must take, and must procure that the relevant Group Member takes, all reasonable steps to enforce such recovery from the third party.

8.5	Third party claims

(a)	If any claims, demands, actions or proceedings are made or instituted against any Buyer Group Member (“Relevant Member”) in respect of which the Buyer may seek to make any Claim or Action (any such claims, demands, actions or proceedings being hereinafter called a “Third Party Claim”), the following procedure applies:

(i)	the Buyer will give prompt written notice of the Third Party Claim to MGL and will ensure that it consults with MGL concerning such claim;

(ii)

the Buyer will not itself, nor allow the Relevant Member to admit, compromise, settle or pay any such Third Party Claim or take any other steps which may in any way prejudice the defence or challenge thereof

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without the prior written consent of MGL (such consent not to be unreasonably withheld or delayed) except as may be reasonably required in order to prevent any judgment against the Relevant Member;

(iii)	the Buyer will procure that the Relevant Member will permit MGL at MGL’s expense to take such reasonable action in the name of the Relevant Member to defend or otherwise settle the Third Party Claim as MGL may reasonably require;

(iv)	the Buyer will ensure that MGL and their representatives are given reasonable access to such officers and employees, and the documents and records of the Buyer or any Group Member as may be reasonably required by MGL in relation to any action taken or proposed to be taken by MGL under clause 8.5(a)(iii); and

(v)	the Buyer will ensure that neither it nor any Group Member does or causes to be done anything in relation to the Third Party Claim which compromises or prejudices MGL’s rights under this clause 8.5(a).

(b)	MGL will not be liable to the Buyer for any Claim or Action arising from a Third Party Claim to the extent to which the Buyer does not comply with clause 8.5(a) in all material respects.

8.6	Adjustment to Umbrella Purchase Price

If any amount is payable or paid by MGL to the Buyer or any Buyer Group Member in respect of a Claim or Action, such amount will be deemed to be a reduction in the Umbrella Purchase Price of:

(a)	to the extent that the Claim or Action is directly attributable to certain assets or property, those assets or that property; and

(b)	in all other circumstances, the Sale Shares.

8.7	Directors and Employees of the Group

To the extent permitted by law, the Buyer will not, and will procure that each current and future Related Body Corporate of the Buyer does not, bring or make any claim, demand, suit, proceeding, action or cause of action against any Representative of any Seller Group Member (and if Umbrella Completion does not occur, any Representative of any Group Member) in respect of any matter arising out of the sale of the Non C&P Hospital Business, each C&P Hospital Business, the Sale Shares and the assets, real property and liabilities in relation to those businesses by MGL to the Buyer or relating to any financial or other information approved or provided by the director or employee before Umbrella Completion.

8.8	Insurance

From the Umbrella Completion Date until MGL ceases to have any Liability for any Claims or Actions under this Deed, the Buyer must ensure that the Buyer Group maintains in respect of the Non C&P Hospital Business, each C&P Hospital Business, the Sale Shares and the assets, real property and liabilities in relation to those businesses, prudent levels of insurance taking into account the nature of the assets and liabilities of the Buyer Group.

8.9	Contamination or Pollution

(a)	Subject to clause 8.9(b), MGL indemnifies the Buyer for and on behalf of each Buyer Group Member against all Liabilities incurred or suffered by any Buyer

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Group Member in respect of any Contamination at or migrating to or from any Freehold Premises or Principal Premises or the emission of any Pollution from those premises, occurring before Umbrella Completion.

(b)	This clause 8.9 shall:

(i)	not apply to the extent that any such Liability arises from a change in the use of the Freehold Premises by any Buyer Group Member after Umbrella Completion;

(ii)	not apply to the extent that any such Liability arises from a change in the use of the Principal Premises by any Buyer Group Member after C&P Completion;

(iii)	apply from until Umbrella Completion, in relation to Liabilities incurred or suffered by any Buyer Group Member in respect of any Contamination at or migrating to or from any Freehold Premises;

(iv)	apply from until C&P Completion, in relation to Liabilities incurred or suffered by any Buyer Group Member in respect of any Contamination at or migrating to or from the relevant Principal Premises;

(v)	unless the aggregate of such Liabilities exceeds $10,000,000, in which case, MGL will only be liable for the amount in excess of $1 million.

(c)	Clause 8.2(p) shall not apply to this clause 8.9.

8.10	Group reorganisation

(a)	MGL indemnifies each Buyer Group Member against all Liabilities incurred or suffered by any Buyer Group Member in connection with any of the Divestment Businesses, any Retained Businesses or any Retained Companies (whether or not as a result of any transaction the subject of the Transaction Agreements or otherwise).

(b)	The limitations of liability in the Transaction Agreements (including in this clause 8) shall not apply to this clause 8.10.

8.11	Litigation

(a)	Subject to clauses 8.11(b), but notwithstanding any other provision in the Transaction Agreements, from the Umbrella Completion Date, MGL indemnifies each Buyer Group Member against all Liabilities incurred or suffered by any Buyer Group Member in connection with:

(i)	any dispute as at the date of Umbrella Completion with [*] regarding the [*] (“[*]”); and

(ii)	any dispute as at the date of Umbrella Completion regarding the [*] to the [*] (“[*]”); and

(iii)	any dispute as at the date of Umbrella Completion [*] regarding the [*] to the [*] (“[*]”).

(iv)	any dispute as at the date of Umbrella Completion with [*] regarding the [*] under a [*] (“[*]”).

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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(b)	In relation to any such Liability (including all related Claims and Costs referred to in clause 11.2(b)) incurred or suffered by any Buyer Group Member in connection with:

(i)	the [*], the Buyer will be Liable for [*] of the amount of such Liability up to a cap of [*];

(ii)	the [*], the Buyer will be Liable for [*] of the amount of such Liability up to a cap of [*];

(iii)	the [*], the Buyer will be Liable for [*] of the amount of such Liability up to a cap of [*]; and

(iv)	the [*], the Buyer will be Liable for the total amount of such Liability up to a cap of [*],

and the Buyer will not be entitled to any indemnity from MGL in relation to these amounts referred to in paragraphs (i), (ii) and (iii).

(c)	Clauses 8.2 and 8.3 do not apply to the Indemnified Litigation

9.	Work-related claims

9.1	Buyer’s indemnity for work-related claims

The Buyer indemnifies MGL and each other Seller Group Member against any Liability it suffers or incurs in relation to any workers’ compensation claim or fees in relation thereto whether under statute, common law or otherwise:

(a)	from Umbrella Completion, by any Non C&P Employee, Non C&P Deemed Employee and Non C&P Former Employee; and

(b)	from C&P Completion, by any C&P Employee, C&P Deemed Employee and C&P Former Employee,

whether attributable to their employment or engagement before, or on and from Umbrella Completion.

9.2	States assuming management of claims

The Buyer indemnifies MGL against any Liability it may incur in the event that any Governmental Authority assumes responsibility for any Pre-Completion Workers’ Compensation Claims.

9.3	Administration of workers’ compensation liabilities

In respect of any Liability referred to in clause 9.1, the parties agree that they will promptly perform and comply with their obligations set out in Schedule 8.

10.	GST

10.1	Interpretation

Except where this Deed provides otherwise, terms used in this clause have the meanings given to those terms by the GST Act.

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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10.2	Reimbursements and similar payments

Any payment or reimbursement required under the Transaction Agreements that is calculated by reference to a cost, expense, or other amount paid or incurred by a party will be limited to the total cost, expense or amount less the amount of any input tax credit to which an entity is entitled for the acquisition to which that cost, expense or other amount relates.

10.3	GST payable

If GST becomes payable by a party to the Transaction Agreements (“Supplier”) in relation to any supply that it makes under or in connection with the Transaction Agreements, the parties agree that:

(a)	any amount provided for that supply under the Transaction Agreements other than under this clause 10.3 (as reduced in accordance with clause 10.2 if applicable) or any value deemed for GST purposes in relation to that supply (“Agreed Amount”) is exclusive of GST;

(b)	an additional amount will be payable by the party receiving the supply (“Recipient”) equal to the amount of GST payable by the Supplier in relation to that supply and the additional amount is payable at the same time as any part of the Agreed Amount is to be first provided for that supply; and

(c)	the Supplier will provide a tax invoice to the Recipient in respect of that supply, no later than the time at which the additional amount in respect of that taxable supply is payable pursuant to clause 10.3(b).

To the extent, if any, that an amount payable for a supply is specified in the Transaction Agreements to be inclusive of GST, that amount shall be excluded from the Agreed Amount for the purposes of this clause 10.3.

10.4	Variation

If the GST payable in relation to a supply made by the Supplier under or in connection with the Transaction Agreements varies from the additional amount paid by the Recipient under clause 10.3 such that:

(a)	further GST is payable in relation to the supply; or

(b)	a refund or credit of GST is received in relation to the supply,

then the Supplier will issue an Adjustment Note and provide a corresponding refund or credit to, or will be entitled to receive the amount of that variation from, the Recipient. Any payment, credit or refund under this clause is deemed to be a payment, credit or refund of the additional amount payable under clause 10.3.

10.5	No merger

This clause shall not merge on Umbrella Completion or C&P Completion (as the case may be).

11.	Litigation

This clause 11 will apply to the litigation referred to in clauses 8.9 and 8.11 and in the event of any inconsistency clauses 8.9 and 8.11 will prevail.

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11.1	Acknowledgment

The parties must use their best endeavours to assist each other in relation to:

(a)	the ongoing management and resolution of Current Litigation;

(b)	notification of any Current Litigation not listed in Part A or Part B of Schedule 12, as the case may be;

(c)	the ongoing management and resolution of New Litigation;

(d)	the ongoing management and resolution of Excluded Litigation; and

(e)	the notification of any underwriters which may be liable to indemnify the Seller Group or the Buyer Group in respect of any such Claims, and the involvement of those underwriters in the management and resolution thereof.

11.2	Management and Responsibility for Litigation

The parties agree that from the Umbrella Completion Date or the C&P Completion Date (as the case may be):

(a)	Buyer Litigation, Current Litigation and New Litigation, other than Joint Litigation and the matters referred to in paragraph (a)(ii) of the definition of Current Litigation and paragraph (b) of the definition of New Litigation relating to the Retained Business or the Divestment Businesses, will be the responsibility of and managed by the Buyer at its Cost;

(b)	Joint Litigation will be managed jointly by the Buyer and MGL in accordance with the provisions of clauses 11.3, 11.4, 11.5, 11.6, 11.7 and 11.8 as follows:

(i)	to the extent that the relevant Joint Litigation is in respect of:

A.	the assets or businesses owned by the Seller Group after the Umbrella Completion Date or the C&P Completion Date (as the case may be) and is a Claim by or against a Buyer Group Member;

B.	the Retained Business or the Divestment Businesses and is a Claim by or against a Buyer Group Member; or

C.	the Indemnified Litigation,

MGL will:

D.	bear the Cost and be entitled to the proceeds of the Joint Litigation;

E.	have responsibility for the conduct of the Joint Litigation; and

F.	indemnify the Buyer against all Claims, Costs and Liabilities in respect of the Joint Litigation subject to clause 8.11.

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(ii)	to the extent that the relevant Joint Litigation is in respect of the Non C&P Hospital Business or C&P Hospital Business (as the case may be) and is a Claim by or against a Seller Group Member, the Buyer Group will:

A.	bear the Cost and be entitled to the proceeds of the Joint Litigation; and

B.	have responsibility for the conduct of the Joint Litigation; and

C.	indemnify the Seller Group against all Claims, Costs and Liabilities in respect of the Joint Litigation.

(iii)	if the relevant Joint Litigation is a Claim in respect of which both a Seller Group Member and a Buyer Group Member have an interest (regardless of whether or not a Seller Group Member and/or a Buyer Group Member is a party to the proceeding), MGL and the Buyer will:

A.	agree who is to have primary responsibility for the conduct of the litigation; and

B.	share the Costs and the proceeds of the litigation in proportion to their respective interests in the litigation.

(c)	Current Litigation and New Litigation described in paragraph (a)(ii) of the definition of Current Litigation and paragraph (b) of the definition of New Litigation relating to the Retained Business or Divestment Business will be the responsibility of and managed by MGL at its Cost.

11.3	Procedure in relation to Joint Litigation

MGL and the Buyer agree that the party with the primary responsibility for the conduct of Joint Litigation from the Umbrella Completion Date will:

(a)	keep the other party fully informed of all matters relating to Joint Litigation including the retainer of solicitors and counsel, the preparation and calling of evidence, the making of submissions and the provision of documents;

(b)	as soon as practicable copy every notice, correspondence, demand or other document in relation to Joint Litigation to the other party;

(c)	promptly consult with the other party as to the appropriate response to any notice, correspondence, demand or other document relating to Joint Litigation;

(d)	take all such reasonable action (including the making of objections and appeals) necessary to avoid, resist, compromise or defend any claim made in relation to Joint Litigation; and

(e)	ensure that it pursues any and all of the steps set out in this clause unless it reasonably considers, in consultation with the other party that such step would be injurious to the name or reputation of the other party.

To the extent that there is any disagreement between MGL and the Buyer in relation to any aspect of the conduct or management of Joint Litigation the reasonable requirements of the party with primary responsibility will prevail.

11.4	Notice of New or Unidentified Current Litigation

If, after the Umbrella Completion Date, a Seller Group Member or a Buyer Group Member becomes aware of:

(a)	Current Litigation that is not specified in Part A or Part B of Schedule 11 (as applicable); or

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(b)	a new Claim which is or could give rise to Joint Litigation which is made or threatened against a Seller Group Member; or

(c)	any fact or matter which could reasonably be expected to give rise to such a Claim; or

(d)	New Litigation,

that Seller Group Member or Buyer Group Member must as soon as it is practical to do so advise MGL or the Buyer (as the case may be) in writing of the same.

11.5	Allocation of responsibility

On receipt of a notice issued under clause 11.4, MGL and the Buyer must:

(a)	assign the responsibility for the conduct, and allocate the Cost of, the matter in accordance with clause 11.2; and

(b)	conduct the matter in accordance with clause 11.3 if the matter is or is determined likely to be Joint Litigation.

11.6	Procedure in event of Joint Litigation by or against a Seller Group Member where MGL is not primarily responsible for the conduct of the Claims

Where MGL or another Seller Group Member does not have primary responsibility for the conduct of any Joint Litigation which is by or against a Seller Group Member, that Joint Litigation will be managed in accordance with clauses 11.1, 11.2, and 11.3 and MGL will, subject to clause 11.8, comply with the following procedure in respect of any relevant Claim or anticipated Claim the subject of such Joint Litigation:

(a)	if after the Umbrella Completion Date or the C&P Completion Date (as the case may be), any Claim is made or threatened against a Seller Group Member, or if MGL becomes aware of any fact or matter which could reasonably be expected to give rise to such a Claim against a Seller Group Member in relation to the Non C&P Hospital Business or the C&P Hospital Business (as the case may be), MGL must as soon as reasonably practicable give to the Buyer or the relevant Buyer Group Member, written notice of the Claim containing reasonable details of the circumstances of the Claim, and MGL must fully consult with the Buyer or the relevant Buyer Group Member concerning the management of the Claim by the Buyer;

(b)	if a Claim involves a Mayne Prosecution, MGL may, at its discretion, decide whether:

(i)	it will manage the conduct of the Mayne Prosecution and if it so decides, MGL will be liable for all Costs and Liabilities in respect of such Mayne Prosecution incurred by a Buyer Group Member; or

(ii)	the Buyer will manage the conduct of the Mayne Prosecution and if MGL so decides, the Buyer will be liable for all Costs and Liabilities in respect of such Mayne Prosecution incurred by a Buyer Group Member,

(c)	in either case both MGL and the Buyer agree to conduct such Mayne Prosecution in accordance with this clause 11.6, if relevant; MGL must not itself, nor must it allow

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any of its Representatives or any Seller Group Member, to admit, compromise, settle or pay a Claim, or to take any other steps which may in any way prejudice the defence or challenge thereof, including without limitation, the discontinuation of any proceeding or appeal instituted or defended by the relevant Buyer Group Member in the name of MGL or the relevant Seller Group Member under this clause, without the prior written consent of the relevant Buyer Group Member, which consent cannot be unreasonably withheld;

(d)	Subject to the Buyer obtaining MGL’s prior written consent, which consent will not be unreasonably withheld, the Seller Group will permit the Buyer Group (at the relevant Buyer Group Member’s Cost) to take any action in the name of MGL or the relevant Seller Group Member to commence, prosecute, resist, defend, dispute, avoid, counterclaim, set-off, settle, compromise or appeal a Claim;

(e)	the relevant Buyer Group Member will consult with MGL in relation to the form, procedure and substance of any action to be taken (including in relation to the solicitors and counsel to be instructed) and any negotiations, appeal or further actions in respect thereof;

(f)	MGL must ensure that the relevant Buyer Group Member and their Representatives are given full access to, and are permitted to take copies of, all relevant documentation in the possession, custody or control of a Seller Group Member for the purposes of assessing any Claim or in relation to any action taken or proposed to be taken under this clause;

(g)	MGL must ensure that the Buyer or the relevant Buyer Group Member and its Representatives are given reasonable access to any Representatives of the relevant Seller Group Member for the purposes of assessing any Claim or in relation to any action taken or proposed to be taken under this clause, including without limitation by procuring that:

(i)	such persons attend interviews at the premises of MGL;

(ii)	give evidence in Court at the request of the Buyer; or

(iii)	provide all other reasonable assistance in relation to any Claim,

provided that the Buyer or the relevant Buyer Group Member must take reasonable steps to minimise any disruption caused to the business of MGL or the relevant Mayne Group Member; and

(h)	MGL must ensure that neither it nor any other Seller Group Member nor their respective officers, employees or agents do or cause to be done anything in relation to a Claim which is likely to compromise or prejudice the Buyer’s or the relevant Buyer Group Member’s rights under this clause.

11.7	Procedure in event of Joint Litigation by or against the Buyer where the Buyer Group is not primarily responsible for the conduct of the claims

Where the Buyer or another Buyer Group Member does not have primary responsibility for the conduct of any Joint Litigation which is by or against a Buyer Group Member, that Joint Litigation will be managed in accordance with clauses 11.1, 11.2 and 11.3 and the Buyer will, subject to clause 11.8, comply with the following procedure in respect of any relevant Claim or anticipated Claim the subject of such Joint Litigation:

(a)	if after the Umbrella Completion Date or the C&P Completion Date (as the case may be), any Claim is made or threatened against a Buyer Group Member, or if the

46

Buyer becomes aware of any fact or matter which could reasonably be expected to give rise to such a Claim against a Buyer Group Member in relation to the assets or businesses owned by the Seller Group after the Umbrella Completion Date or the C&P Completion Date (as the case may be), the Retained Business, the Divestment Business or the Indemnified Litigation, the Buyer or the relevant Buyer Group Member must, as soon as reasonably practicable, give to MGL written notice of the Claim containing reasonable details of the circumstances of the Claim and must fully consult with MGL concerning the management of the Claim by MGL;

(b)	the Buyer or the relevant Buyer Group Member must not itself, nor must it allow any of its Representatives, to admit, compromise, settle or pay a Claim, or to take any other steps which may in any way prejudice the defence or challenge thereof, including without limitation, the discontinuation of any proceeding or appeal instituted or defended by MGL in the name of the Buyer or the relevant Buyer Group Member under this clause, without the prior written consent of MGL, which consent cannot be unreasonably withheld;

(c)	Subject to MGL obtaining the Buyer’ prior written consent, which consent will not be unreasonably withheld, the Buyer and the Buyer Group Members will permit a Seller Group Member (at the relevant Seller Group Member’s Cost) to take any action in the name of the Buyer or the relevant Buyer Group Member to commence, prosecute, resist, defend, dispute, avoid, counterclaim, set-off, settle, compromise or appeal a Claim;

(d)	MGL will consult with the Buyer over the form, procedure and substance of any action to be taken (including in relation to the solicitors and counsel to be instructed) and any negotiations, appeal or further actions in respect thereof;

(e)	the Buyer or the relevant Buyer Group Member must ensure that MGL and its Representatives are given full access to, and are permitted to take copies of, all relevant documentation in the possession, custody or control of the Buyer or the relevant member of the Buyer Group Member for the purposes of assessing any Claim or in relation to any action taken or proposed to be taken under this clause;

(f)	the Buyer or the relevant Buyer Group Member must ensure that MGL and its Representatives are given reasonable access to any Representatives of the Buyer or the relevant member of the Buyer Group Member for the purposes of assessing any Claim or in relation to any action taken or proposed to be taken under this clause, including without limitation by procuring that:

(i)	such persons attend interviews at the premises of the Buyer or the relevant Buyer Group Member;

(ii)	give evidence in Court at the request of MGL; or

(iii)	provide all other reasonable assistance in relation to any Claim,

provided that MGL must take reasonable steps to minimise any disruption caused to the business of the Buyer or the relevant Buyer Group Member; and

(g)	the Buyer and the relevant Buyer Group Member must ensure that neither they nor their respective officers, employees or agents do or cause to be done anything in relation to a Claim which is likely to compromise or prejudice Mayne’s rights under this clause.

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11.8	Excluded Litigation

Subject to clause 11.8(a)(vii), the following matters are excluded from the operation of clauses 11.2, 11.3, 11.5, 11.6 and 11.7 and will be conducted by the relevant party as set out in this clause.

(a)	Where:

(i)	any allegation of fraud is made against either:

A.	a Seller Group Member; or

B.	a Buyer Group Member;

(ii)	any Claim is made which, in the opinion of MGL, acting reasonably, would or would be likely to be injurious to the name or reputation of Seller Group Member or materially or adversely affect the business, markets or operations of a Seller Group Member;

(iii)	any criminal prosecution is brought against a Seller Group Member (and not against a Buyer Group Member); and

(iv)	any Claim is made which, in the opinion of the Buyer, acting reasonably, would or would be likely to be injurious to the name or reputation of a Buyer Group Member or materially adversely affect the businesses, markets or operations of a Buyer Group Member;

(v)	any criminal prosecution is brought against a Buyer Group Member (and not against a Seller Group Member),

the party against which the allegation or Claim is made, or the prosecution is brought may, at its discretion, decide whether:

(vi)	it will manage the defence of the allegation, Claim or prosecution and if it so decides, it will be liable for all Liability and Costs in respect of such allegation, Claim or prosecution whether incurred by a Seller Group Member or a Buyer Group Member; or

(vii)	the responsibility for and the defence of the allegation, Claim or prosecution will be determined in accordance with the provisions of clauses 11.2 to 11.7 of this Deed.

If the party against which the allegation or Claim is made, or the prosecution is brought, decides that the responsibility for and the defence of the allegation, Claim or prosecution will be determined in accordance with the provisions of clauses 11.2 to 11.7 of this deed, in addition to any other obligations it may have, the party with primary responsibility for the conduct of that defence will consider all reasonable requests made to it in relation to the conduct of the defence by the other party.

(b)	This clause 11 does not apply to any Claim to the extent that it is between one or more members of the Seller Group on the one hand and one or more members of the Buyer Group on the other.

11.9	Assignment of Litigation

MGL and the Buyer will, acting reasonably, either:

(a)	assign to the Buyer or a Buyer Group Member the proceeds of any Buyer Litigation; or

48

(b)	if legally able to do so, assign any Buyer Litigation to the Buyer or a Buyer Group Member.

12.	Restrictive covenant

12.1	Covenants

MGL undertakes to the Buyer, and agrees to procure, that neither MGL nor any Seller Group Member at any time (each a “Prohibited Person”) will:

(a)	carry on or engage directly or indirectly in a business in Australia which is a Day Surgery or requires such Seller Group Member to hold an overnight private hospital bed licence (“Restricted Business”);

(b)	induce or assist in the inducement of any Senior Management to leave the employment of any Buyer Group Member,

12.2	Duration of covenants

The undertakings in this clause 12 are given for a period commencing on the Umbrella Completion Date and ending on:

(a)	the fifth anniversary of the Umbrella Completion Date, in relation to clause 12.l(a); and

(b)	the second anniversary of the Umbrella Completion Date, in relation to clause 12.l(b).

12.3	Geographic application of covenants

The undertakings given in this clause 12 apply to an activity restrained by this clause 12 only if it occurs within Australia.

12.4	Interpretation

(a)	If any of the provisions in this clause 12 is invalid or otherwise unenforceable for any reason, the provision shall be read down or otherwise amended to the extent necessary so that it is valid and enforceable.

(b)	The invalidity or unenforceability of any provision in this clause 12 shall not affect the validity or enforceability of any of the other provisions in this clause 12.

12.5	Exceptions

Nothing in clause 12 restricts:

(a)	the activities of a Prohibited Person carried out pursuant to the Transaction Agreements;

(b)	a Prohibited Person holding not more than 5% of the shares of a listed company;

(c)	the acquisition by a Prohibited Person of a business or any interest in a business where less than 20% of its revenue is generated by a Restricted Business; or

(d)	recruitment of any person as a response to a newspaper, web page or other public employment advertisement.

49

12.6	Acknowledgments

MGL acknowledges that:

(a)	all the prohibitions and restrictions contained in this clause 12 are reasonable in the circumstances and necessary to protect the goodwill of the companies and businesses to be transferred pursuant to the Transaction Agreements;

(b)	damages may not be an adequate remedy if there is a breach or a potential breach by a Prohibited Person of its obligations under clause 12; and

(c)	if a breach by a Prohibited Person of its obligations under clause 12 occurs, is threatened or in the opinion of the Buyer is likely, the Buyer is immediately entitled to apply for injunctive relief.

13.	General

13.1	Termination

This Deed other than clauses 1, 10, and this clause 13 (to the extent applicable) will automatically terminate (except in respect of any antecedent breach):

(a)	if Umbrella Completion does not occur under the Share and Asset Sale Deed by 31 January 2004 or such other date as MGL and the Buyer may agree in writing; or

(b)	upon the termination of the Share and Asset Sale Deed.

13.2	Further acts

Each party will promptly do and perform all further acts and execute and deliver all further documents (in form and content reasonably satisfactory to that party) required by law or reasonably requested by any other party to give effect to the Transaction Agreements.

13.3	Notices

Any communication under or in connection with the Transaction Agreements:

(a)	must be in writing;

(b)	must be addressed as shown below:

Name:	Mayne Group Limited
Address:	Level 21, 390 St Kilda Road, Melbourne, Victoria, 3004
Fax no:	03 9868 0757
For the attention of:	Company Secretary

Name:	Australian Newco Holdings Pty Limited
Address:	c/- Minter Ellison, 88 Phillip Street, Sydney NSW 2000
Fax no:	+61 2 9921 8123
For the attention of:	Philip Kapp

(or as otherwise notified by that party to the other party from time to time);

(c)	must be signed by the party making the communication or (on its behalf) by the solicitor for, or by any attorney, director, secretary, or authorised agent of, that party;

50

(d)	must be delivered or posted by prepaid post to the address, or sent by fax to the number, of the addressee, in accordance with clause 13.3(b); and

(e)	unless there is evidence to the contrary, will be deemed to be received by the addressee:

(i)	(in the case of prepaid post) on the third business day after the date of posting to an address within Australia, and on the fifth business day after the date of posting to an address outside Australia;

(ii)	(in the case of fax) at the local time (in the place of receipt of that fax) which then equates to the time at which that fax is sent as shown on the transmission report which is produced by the machine from which that fax is sent and which confirms transmission of that fax in its entirety, unless that local time is a non business day, or is after 5.00 pm on a business day, when that communication will be deemed to be received at 9.00 am on the next business day; and

(iii)	(in the case of delivery by hand) on delivery at the address of the addressee as provided in clause 13.3(b), unless that delivery is made on a non business day, or after 5.00 pm on a business day, when that communication will be deemed to be received at 9.00 am on the next business day, and where “business day” means a day which is not a Saturday, Sunday or public holiday in the place of receipt of that communication.

13.4	Expenses

Except as otherwise provided in the Transaction Agreements, each party will pay its own costs and expenses in connection with the negotiation, preparation, execution, and performance of the Transaction Agreements.

13.5	Stamp duties

(a)	Subject to clause 13.5(c) the Buyer will:

(i)	pay all stamp duties (apart from financial institutions duties or bank account debit taxes which will lie between the parties as they fall) and any related fines and penalties in respect of the Transaction Agreements, the performance of the Transaction Agreements and each transaction effected by or made under or pursuant to the Transaction Agreements (other than in respect of the Divestment Businesses, the Retained Businesses and the Retained Companies);

(ii)	pay 50% of all stamp duties and any related fines and penalties in relation to the termination of the Trust (as defined in the relevant Asset Sale Deed) as a consequence of the distribution or sale or transfer of its capital assets; and

(iii)	indemnify each other party against any liability arising from the Buyer’s failure to comply with clause 13.5(a)(i).

(b)	The Buyer is authorised to make any application for and retain the proceeds of any refund due in respect of any stamp duty paid as contemplated under this clause 13.5.

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(c)	MGL will:

(i)	pay all stamp duties and any related fines and penalties in relation to the sell down of the Retained Business and Divestment Businesses;

(ii)	pay:

A.	all stamp duties and any related fines and penalties in relation to the transfer of the Capital Units (as defined in the relevant Asset Sale Deed) in accordance with any of the Asset Sale Deeds; and

B.	50% of all stamp duties and any related fines and penalties in relation to the termination of the Trust (as defined in the relevant Asset Sale Deed) as a consequence of the distribution or sale or transfer of its capital assets, provided that the Buyer has not done or omitted to do anything which gives rise to such duties, fines and penalties except as required under the Transaction Agreements or by Law; and

(iii)	indemnify each other party against any liability arising from MGL’s failure to comply with clause 13.5(c)(i).

13.6	Jurisdiction

(a)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of the State, and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating in any way to the Transaction Agreements.

(b)	Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within paragraph (a) of this clause.

13.7	Amendments

(a)	This Deed may only be varied by a document signed by or on behalf of each of the parties.

13.8	Assignment

(a)	Subject to clause 13.8(b), a party cannot assign, novate or otherwise transfer any of its rights or obligations under the Transaction Agreements without the prior written consent of each other party.

(b)	The Buyer and each Newco Member (as the case may be) may assign the benefit of any of its rights under the Transaction Agreements to:

(i)	Credit Suisse First Boston (Financier) (for itself and as agent/trustee for the Financiers (who agree to underwrite the acquisition facilities and/or to take a participation in them) and any other financier providing working capital and/or revolving credit facilities, in each case, referred to or contemplated by or in connection with the commitment letters (and the Senior Facility and the Bridge Facility referred to therein) from the Financier dated on or about the date of this Deed and any hedge counterparty in relation to any hedging agreement in respect of the finance facilities); or

52

(ii)	any person or persons as trustee and agent for the Financier and/or any other funding institution,

by way of security for facilities made available to the Buyer for the purposes of the financing or refinancing of the amounts payable under the Transaction Agreements, and the Buyer or any Newco Group Member or the Financier or such trustee or agent may also, in the event of enforcement of such security, assign the benefit of the rights hereunder to any purchaser or assignee from the Financier or such trustee or agent (or any receiver appointed by any of them) who acquires any one or more of the Group (or all or any part of the businesses thereof) provided that such person executes a deed in a form acceptable to MGL to be bound by the terms of the Transaction Agreements.

Any purported transfer, assignment, novation or other dealing of an interest in this Agreement in breach of this provision shall be void.

13.9	Waiver

(a)	Failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, power or remedy provided by law or under the Transaction Agreements by any party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under the Transaction Agreements.

(b)	Any waiver or consent given by any party under the Transaction Agreements will only be effective and binding on that party if it is given or confirmed in writing by that party.

(c)	No waiver of a breach of any term of the Transaction Agreements will operate as a waiver of another breach of that term or of a breach of any other term of the Transaction Agreements.

13.10 Counterparts

Each of the Transaction Agreements may be executed in any number of counterparts and by the parties on separate counterparts. Each counterpart constitutes an original of the Transaction Agreements, all of which together constitute one agreement.

13.11 Indemnities

(a)	Each indemnity in the Transaction Agreements is a continuing obligation, separate and independent from the other obligations of the parties, and survives termination, completion or expiration of the Transaction Agreements for any reason.

(b)	It is not necessary for a party to incur expense or to make any payment before enforcing a right of indemnity conferred by the Transaction Agreements.

53

(c)	The parties agree that if any payment under a Warranty or an indemnity in the Transaction Agreements is subject to Tax then such payment (“P”) will be increased in accordance with the following formula:

P x 1
(1 – Tax rate expressed as a decimal amount)

(d)	If any payment under an indemnity in the Transaction Agreements would be assessable to the indemnified party but for Tax offset or other relief available to the indemnified party but not directly related to the payment being made, then the increase referred to in clause 13.11(c) shall be made disregarding the said offset or other relief. For the avoidance of doubt, nothing in this clause 13 limits the indemnities in the Transaction Agreements.

13.12	Entire agreement

To the extent permitted by law, in relation to the subject matter of the Transaction Agreements, the Transaction Agreements:

(a)	embodies the entire understanding of the parties, and constitutes the entire terms agreed on between the parties; and

(b)	supersedes any prior written or other agreement between the parties.

13.13	Confidentiality and public announcements

(a)	Subject to clause 13.13(b) and 13.13(c), each party must keep the terms of the Transaction Agreements, and information of which it has become aware in connection with the Transaction Agreements, confidential provided that the clause will not limit the ability of the Buyer and the Group Members to use such information where it relates to the Hospital Business.

(b)	A party may make any disclosure in relation to the terms of the Transaction Agreements:

(i)	to any professional adviser, financial adviser, banker, insurance broker, insurer, financier or auditor where that person is obliged to keep the information confidential;

(ii)	to the extent necessary to comply with any applicable law, or any requirement of any regulatory body (including any relevant recognised stock exchange);

(iii)	to any of its employees or their representatives to whom it is necessary to disclose the information;

(iv)	to the extent necessary to obtain the consent of any third party to any term of, or to any act pursuant to, the Transaction Agreements;

(v)	to the extent necessary to enforce its rights or to defend any claim or action under the Transaction Agreements;

(vi)	to a Related Body Corporate of the party, provided that Related Body Corporate first undertakes to keep the information confidential; or

(vii)	where the information has come into the public domain through no fault of that party.

(c)	If the Share and Asset Sale Deed is terminated, the Buyer will stop using and return to MGL all information and documents disclosed or provided to it or to any Related Body Corporate of it or to the directors, secretary or professional advisers of the

54

Buyer or of any such Related Body Corporate in connection with the sale of the:

(i)	Non C&P Hospital Business and the C&P Hospital Business; or

(ii)	the relevant C&P Hospital Business, respectively.

(d)	Except as required by applicable law or the requirements of any regulatory body (including any relevant stock exchange), all press releases and other public announcements in relation to the Transaction Agreements must be in terms agreed in writing by the parties (such agreement not to be unreasonably withheld or delayed).

(e)	MGL and the Buyer agree that on and from Umbrella Completion the Confidentiality Deed as defined in the Share and Asset Sale Deed shall not apply in respect of “Confidential Information”, as defined under the Confidentiality Deed, which substantially relates to the Hospital Business, the Group, the Assets or the Employees but in all other respects, the parties acknowledge that the Confidentiality Deed survives the Transaction Agreements in accordance with its terms.

(f)	Where disclosure is required by applicable law or the requirements of any regulatory body (including any recognised stock exchange) which would otherwise be prohibited by the Agreement, the party proposing to make such disclosure must give the other parties as much notice as is reasonably practicable in the circumstances of the proposed disclosure and consult in good faith concerning that disclosure.

13.14 Privacy

(a)	The Buyer shall, and shall use reasonable efforts to ensure that any of its contractors who have access to Personal Information because of the Transaction Agreements shall be bound by Privacy Laws in respect of all Personal Information disclosed by MGL or otherwise collected by the Buyer pursuant to the Transaction Agreements.

(b)	The Buyer acknowledges its legal obligations under the Privacy Laws, and will use reasonable endeavours to procure that its contractors who have access to Personal Information because of the Transaction Agreements acknowledge their legal obligations under the Privacy Laws, in respect of all Personal Information provided by MGL to the Buyer or its contractors pursuant to the Transaction Agreements.

(c)	The Buyer undertakes that it will, and will use reasonable endeavours to procure that its contractors who have access to Personal Information because of the Transaction Agreements:

(i)	promptly follow any reasonable direction of MGL in relation to Personal Information;

(ii)	only use Personal Information for the primary purpose for which the relevant individuals provided that information, or any secondary purpose permitted by the Privacy Laws, and

(iii)	ensure that only authorised personnel have access to Personal Information and all relevant personnel are properly trained to meet the requirements of this clause.

55

(d)	Where the preceding requirements of this clause require the Buyer to communicate with individuals in respect of Personal Information provided by MGL to the Buyer or its contractors pursuant to the Transaction Agreements, the Buyer shall act in accordance with MGL’s reasonable directions, in respect of such communications.

(e)	The Buyer will use reasonable endeavours, on request by MGL, to provide reasonable assistance to MGL in dealing with any enquiries in relation to Personal Information provided by MGL to the Buyer or its contractors pursuant to the Transaction Agreements.

13.15 Survival	of certain provisions; no merger

(a)	Clause 12 will survive rescission or termination of the Transaction Agreements.

(b)	If the Transaction Agreements are rescinded or terminated, no party will be liable to any other party except in respect of any breach of the Transaction Agreements occurring before rescission or termination.

(c)	No right or obligation of any party (including in respect of any warranty or representation, including any Warranty or in respect of any indemnity) will merge on completion of any transaction under the Transaction Agreements.

(d)	All rights and obligations under the Transaction Agreements survive the execution and delivery of any transfer or other document which implements any transaction under the Transaction Agreements.

14.	Insurance Recovery in relation to medical malpractice

14.1	Insurance Recovery

(a)	If requested by the Buyer, MGL will and will procure that each Seller Group Member will at all times use their respective best endeavours to pursue all rights title and interests in and to recovery of any Liability that may be payable under any Insurance Policy if MGL or any other Seller Group Member would otherwise be entitled to be indemnified for that Liability by the Buyer or any Buyer Group Member pursuant to any Transaction Agreement (“Insured Buyer Liability”).

(b)	If the Buyer requests MGL to seek to recover an Insured Buyer Liability pursuant to clause 14(a):

(i)	MGL will, or procure that a Seller Group Member will make a claim under the relevant Insurance Policy;

(ii)	the Buyer will:

A.	make, and use, its best endeavours to pursue the claim;

B.	have responsibility for the conduct of any legal proceedings; and

C.	indemnify MGL all Claims, Costs and Liabilities incurred or suffered by MGL or any other Seller Group Member (including legal costs on a full indemnity basis) in the pursuit of any such claim.

(c)	MGL will account to the Buyer to the extent to which any recovery is made as a consequence of the pursuit of its right title and interest in and under any Insurance Policy as described above (less any costs of such recovery which have not been reimbursed by the Buyer).

56

(d)	Nothing in this clause shall in any way prejudice or derogate from the obligation of Buyer and Buyer Group to make any payment to Mayne or a member of the Seller Group pursuant to the provisions of any Transaction Agreement.

(e)	If MGL has paid an Insured Buyer Liability, before the conclusion of a claim under an Insurance Policy in respect of that Liability, the Buyer must immediately upon demand by MGL make a loan to MGL of an amount equal to the Insured Buyer Liability (“Loan”) on the following terms:

(i)	the Buyer must advance the Loan within 10 days of receipt of a certificate in writing signed by an officer certifying the amount to be advanced;

(ii)	the certificate referred to in paragraph (i) is prima facie evidence of the amount to be lent by the Buyer in accordance with this clause;

(iii)	the Buyer will not be entitled to charge MGL any interest or costs in respect of the Loan; and

(iv)	MGL will repay the Loan in accordance with clause 14(g).

(f)	The Buyer or relevant Buyer Group Member will be liable to pay MGL the amount of the Insured Buyer Liability under the relevant indemnity:

(i)	less any amount actually recovered by MGL or any other Seller Group Member in respect of that Liability from its insurer;

(ii)	plus the Seller Group Member’s reasonable costs (including legal costs on a full indemnity basis) of making and pursuing the claim to the extent that those costs have not already been paid by the Buyer Group Member, which must be paid either:

(iii)	if no applicable Loan exists, in immediately available funds; or

(iv)	if an applicable Loan exists:

A.	by way of set off against all or any part of an applicable Loan (with any remaining amount of Loan after such set off to be repaid); and

B.	if any amount of the Insured Buyer Liability would remain payable under the relevant indemnity following the set-off in paragraph (A), that remaining amount in immediately available funds.

For the purposes of this clause 14:

“Insurance Policy” means a policy in effect on or before 30 June 2002 insuring the interests of MGL or any Seller Group Member arranged with an insurer which is not a Seller Group Member nor Transport Security Insurance Pte Limited (“TSI”) except to the extent that TSI is entitled to and does in fact recover from a reinsurer in respect of the particular claim.

57

Executed as a deed.

Executed for and on behalf of Mayne Group Limited ABN 56 004 073 410 by its Attorneys under Power of Attorney dated 30 January 2002 each of whom declares that he or she holds the office in Mayne Group Limited indicated under his or her signature and that he or she has no notice of revocation of the Power of Attorney	Mayne Group Limited ABN 56 004 073 410 by its Attorneys:
/s/ Stuart Bruce James
Signature of Attorney

Stuart Bruce James
Name of Attorney in full

Director
Office

/s/ Paul Andrew Binfield
Signature of Attorney

Paul Andrew Binfield
Name of Attorney in full

Chief Financial Officer
Office

Executed by Mayne Healthcare Holdings Pty Limited ACN 078 954 631 by or in the presence of:

/s/ Stuart Bruce James	/s/ Paul Andrew Binfield
Signature of Director	Signature of Secretary/other Director

Stuart Bruce James	Paul Andrew Binfield
Name of Director in full	Name of Secretary/other Director in full

Signed sealed and delivered for and on behalf of Australian Newco Holdings Pty Limited ACN 106 722 347 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algor	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algor
Name of Witness in full

Signed sealed and delivered for and on behalf of Joondalup Hospital Pty Limited ACN 106 723 193 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algor	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algor
Name of Witness in full

Signed sealed and delivered for and on behalf of Caboolture Hospital Pty Limited ACN 106 723 219 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algor	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algor
Name of Witness in full

Signed sealed and delivered for and on behalf of Frances Perry Hospital Pty Limited ACN 106 723 228 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algor	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algor
Name of Witness in full

Signed sealed and delivered for and on behalf of Port Macquarie Hospital Pty Limited ACN 106 723 399 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algor	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algor
Name of Witness in full

Signed sealed and delivered for and on behalf of Logan Hospital Pty Limited ACN 106 723 406 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algor	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algor
Name of Witness in full

Signed for and on behalf of Melbourne Hospital Pty Limited ACN 106 723 415 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algar	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algar
Name of Witness in full

Signed sealed and delivered for and on behalf of Noosa Privatised Hospital Pty Limited ACN 106 723 380 by its Attorney under a Power of Attorney dated 20 October 2003 , and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algar	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algar
Name of Witness in full

Signed sealed and delivered for and on behalf of Armidale Hospital Pty Limited ACN 106 723 200 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algar	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algar
Name of Witness in full

Signed sealed and delivered for and on behalf of P.O.W. Hospital Pty Limited ACN 106 723 871 by its Attorney under a Power of Attorney dated 20 October 2003, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ Philip Kapp
Signature of Attorney

/s/ Jonathan Algar	Philip Kapp
Signature of Witness	Name of Attorney in full

Jonathan Algar
Name of Witness in full

Schedule 1 Last Accounts

Part A - Balance Sheet

Attached

MAYNE HEALTH HOSPITALS

AGGREGATED ACCOUNTS - PRO FORMA BALANCE SHEET AS AT 30 JUNE 2003

LAST ACCOUNTS (Version 15/10/2003)

REGION		AUSTRALIAN HOSPITALS BUSINESS
LEGAL CONTRACT GROUP		NON C&P HOSPITALS BUSINESS					C&P HOSPITALS BUSINESS
HOSPITALS		Various	Various	TOTAL ENTITIES	Shared Services	TOTAL NON C&P HOSPITALS BUSINESS	Frances Perry House		Melbourne Private		Armidale Private

		A	B	C = A + B	D	E = D + C	F		G		H
		[1]	[2]		[3]
	Petty Cash	0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
[4]	Trade Debtors	19.6	122.9	142.5	0.1	142.5	[*	]	[*	]	[*	]
	Provision for Doubtful Debts	(0.1)	(8.8)	(8.8)	0.0	(8.8)	[*	]	[*	]	[*	]
[5]	Stock On Hand	4.3	20.1	24.4	0.0	24.4	[*	]	[*	]	[*	]
[6]	Other Current Receivables	0.7	8.3	9.1	0.0	9.1	[*	]	[*	]	[*	]
	Prepayments	0.2	3.0	3.3	1.0	4.2	[*	]	[*	]	[*	]

	Total Current Trading Assets	24.9	145.6	170.4	1.1	171.5	[*	]	[*	]	[*	]
[7]	Land & Building @ Cost/Valuation	119.9	578.3	698.7	0.0	698.7	[*	]	[*	]	[*	]
	Accumulated Depreciation of L&B	(4.5)	(27.9)	(32.4)	0.0	(32.4)	[*	]	[*	]	[*	]
[8]	Plant & Equipment @ Cost	58.6	178.5	237.1	36.7	273.8	[*	]	[*	]	[*	]
	Accumulated Depreciation of P&E	(38.4)	(127.4)	(165.8)	(19.9)	(185.7)	[*	]	[*	]	[*	]
	Impairment Provision	(9.4)	(33.3)	(42.8)	(144.9)	(187.7)	[*	]	[*	]	[*	]
[9]	Assets Under Construction	1.2	15.6	16.8	2.6	19.4	[*	]	[*	]	[*	]
[9]	Asset Clearing Accounts	(0.0)	0.4	0.4	2.5	2.9	[*	]	[*	]	[*	]

	Total Property Plant & Equipment	127.4	584.6	712.1	(123.1)	589.0	[*	]	[*	]	[*	]
	Investments @ Cost/Valuation	0.0	2.4	2.4	0.0	2.4	[*	]	[*	]	[*	]
	Goodwill	0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
[10]	Future Income Tax Benefit	0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
	Licences	0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
	Other Non Current Receivables	0.7	0.0	0.8	0.0	0.8	[*	]	[*	]	[*	]

	Total Other Non Current Assets	0.8	2.4	3.2	0.0	3.2	[*	]	[*	]	[*	]

	Total Non Current Trading Assets	128.2	587.0	715.2	(123.1)	592.2	[*	]	[*	]	[*	]

	TOTAL TRADING ASSETS	153.0	732.6	885.6	(122.0)	763.7	[*	]	[*	]	[*	]

	Trade Creditors	(5.4)	(26.2)	(31.6)	0.0	(31.6)	[*	]	[*	]	[*	]
	Accrued Creditors	(1.7)	(9.4)	(11.1)	(0.1)	(11.2)	[*	]	[*	]	[*	]
[11]	Other Accrued Liabilities	(3.2)	(32.7)	(35.8)	(0.6)	(36.4)	[*	]	[*	]	[*	]
	Provision for Med Mal	0.0	(8.6)	(8.6)	0.0	(8.6)	[*	]	[*	]	[*	]
	Provision for Workers Compensation	0.5	(7.8)	(7.3)	(4.0)	(11.3)	[*	]	[*	]	[*	]
	Employee Entitlements						[*	]	[*	]	[*	]
[12]	• Annual Leave	(5.2)	(25.1)	(30.3)	(2.0)	(32.3)	[*	]	[*	]	[*	]
	• Long Service Leave	(2.5)	(18.3)	(20.9)	0.0	(20.9)	[*	]	[*	]	[*	]
	• RDO’s	(0.4)	(0.9)	(1.3)	0.0	(1.3)	[*	]	[*	]	[*	]
[10]	Provision for Income Tax	0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]

	Total Current Trading Liabilities	(17.9)	(129.1)	(146.9)	(6.7)	(153.6)	[*	]	[*	]	[*	]
	Employee Entitlements
	• Long Service Leave	(0.8)	(8.3)	(9.1)	0.0	(9.1)	[*	]	[*	]	[*	]
	Provision for Deferred Income Tax	0.0	(0.0)	0.0	0.0	0.0	[*	]	[*	]	[*	]
	Other Non Current Liabilities	0.0	(2.8)	(2.8)	(0.3)	(3.0)	[*	]	[*	]	[*	]

	Total Non Current Liabilities	(0.8)	(11.1)	(11.9)	(0.3)	(12.2)	[*	]	[*	]	[*	]

	TOTAL TRADING LIABILITIES	(18.7)	(140.2)	(158.9)	(7.0)	(165.0)	[*	]	[*	]	[*	]

[a]	NET TRADING ASSETS	134.4	592.4	726.8	(129.0)	597.8	[*	]	[*	]	[*	]

[13]	Intercompany Funding	32.6	(435.4)	(402.8)	0.0	(402.8)	[*	]	[*	]	[*	]

[b]	BORROWING/ FUNDING	32.6	(435.4)	(402.8)	0.0	(402.8)	[*	]	[*	]	[*	]

[a] + [b] = [c]	NET ASSETS	167.0	157.1	324.0	(129.0)	195.1	[*	]	[*	]	[*	]

	Share Capital	(95.9)	(323.7)	(419.7)
	Reserves	(57.7)	49.3	(8.4)
	Retained Earnings	(13.3)	117.4	104.0

Must = [c]	SHAREHOLDERS FUNDS	(167.0)	(157.1)	(324.0)

	CHECK	0.0	(0.0)	0.0

REGION		AUSTRALIAN HOSPITALS BUSINESS
LEGAL CONTRACT GROUP		C&P HOSPITALS BUSINESS
HOSPITALS		Port Macquarie Base		Prince of Wales Private		Caboolture Private		Logan Private		Noosa Hospital		Joondalop Health Campers		TOTAL C & P HOSPITALS BUSINESS		TOTAL AUSTRALIAN HOSPITALS BUSINESS

		I		J		K		L		M		N		Q = F to P		S = E + Q + R

	Petty Cash	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	0.1
[4]	Trade Debtors	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	184.6
	Provision for Doubtful Debts	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(9.2)
[5]	Stock On Hand	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	30.5
[6]	Other Current Receivables	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	14.6
	Prepayments	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	6.4

	Total Current Trading Assets	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	226.9
[7]	Land & Building @ Cost/Valuation	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	770.7
	Accumulated Depreciation of L&B	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(43.1)
[8]	Plant & Equipment @ Cost															318.7
	Accumulated Depreciation of P&E	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(215.9)
	Impairment Provision	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(210.2)
[9]	Assets Under Construction	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	20.6
[9]	Asset Clearing Accounts	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	2.8

	Total Property Plant & Equipment	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	643.6
	Investments @ Cost/Valuation	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	2.4
	Goodwill	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	0.0
[10]	Future Income Tax Benefit	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	0.0
	Licences	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	1.3
	Other Non Current Receivables	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	0.8

	Total Other Non Current Assets	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	4.5

	Total Non Current Trading Assets	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	648.1

	TOTAL TRADING ASSETS	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	875.0

	Trade Creditors	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(37.8)
	Accrued Creditors	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(16.4)
[11]	Other Accrued Liabilities	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(52.5)
	Provision for Med Mal	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(8.6)
	Provision for Workers Compensation	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(11.7)
	Employee Entitlements	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]
[12]	• Annual Leave	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(42.3)
	• Long Service Leave	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(24.7)
	• RDO’s	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(1.7)
[10]	Provision for Income Tax	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	0.0

	Total Current Trading Liabilities	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(195.6)
	Employee Entitlements	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]
	• Long Service Leave	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(11.6)
	Provision for Deferred Income Tax	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	0.0
	Other Non Current Liabilities	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(3.0)

	Total Non Current Liabilities	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(14.6)

	TOTAL TRADING LIABILITIES	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(210.2)

[a]	NET TRADING ASSETS	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	664.8

[13]	Intercompany Funding	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(402.8)

[b]	BORROWING/ FUNDING	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	(402.8)

[a] + [b] = [c]	NET ASSETS	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	262.0

	Share Capital
	Reserves
	Retained Earnings

Must = [c]	SHAREHOLDERS FUNDS

	CHECK

*	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Notes to Last Accounts

[1]	Excludes the following legal entities which are excluded from the sale agreement.
•	Larches Pty Ltd and Subsidiaries
•	AME Medical Services Pty Ltd
•	Jandale Pty Ltd and Subsidiaries
•	St George Private Hospital Nuclear Medicine Pty Ltd.
[2]	Includes all subsidiaries of HCoA Hospital Holdings (Australia) Pty Ltd.
[3]	Represents extract from Mayne Group Limited balance sheet (ie. Asset sale rather than legal entity sale)
[4]	Includes trade receivables, accrued revenue, intercompany trade receivables.
[5]	Includes all stocks on hand (consumable medical supplies, food, linen, stationary etc.)
[6]	Includes all other receivables items (proceeds from sale of PP&E, GST Clearing, Other Miscellaneous Receivables)

69

MAYNE HEALTH HOSPITALS

AGGREGATED ACCOUNTS - PRO FORMA BALANCE SHEET AS AT 30 JUNE 2003

LAST ACCOUNTS (Version 15/10/2003)

REGION	AUSTRALIAN HOSPITALS BUSINESS
LEGAL CONTRACT GROUP	NON C&P HOSPITALS BUSINESS
HOSPITALS	Various	Various	TOTAL ENTITIES	Shared Services	TOTAL NON C&P HOSPITALS BUSINESS
	A	B	C = A + B	D	E = D + C
	[1]	[2]		[3]

REGION	AUSTRALIAN HOSPITALS BUSINESS
LEGAL CONTRACT GROUP	C&P HOSPITALS BUSINESS
HOSPITALS	Frances Perry House	Melbourne Private	Armidale Private	Port Macquarie Base	Prince of Wales Private	Caboolture Private	Logan Private	Noosa Hospital	Joondalup Health Campus	TOTAL C&P HOSPITALS BUSINESS	TOTAL AUSTRALIAN HOSPITALS BUSINESS
	F	G	H	I	J	K	L	M	N	Q = F to P	S = E + Q + R

[7]	Includes Leasehold Improvements, Plant Integral to Buildings, Commissioning Costs and Capitalised Interest.
[8]	Plant & Equipment category includes Computer Software.
[9]	For purposes of Completion Accounts, Asset Clearing and Assets Under Construction will be fully allocated out of Corporate balance sheet into individual hospitals.
[10]	Last Accounts have been prepared on the assumption Mayne Group Ltd elects to adopt Tax Consolidation.

Tax Balances (FITB, PDIT, PIT) are reflected as Nil values in Last Accounts. Deferred Tax Balances that transfer to purchaser on acquisition will be reflected in Adjusted Net Trading Assets Statement.

[11]	Includes salary and wage related accruals, property related accruals, and all other miscellaneous accruals/provisions.
[12]	Includes leave loading, extra leave, and public holiday leave where applicable as recorded through the SAP payroll system in line with financial policy.
[13]	Represents intercompany funding accounts between AME & HCoA Group (entities being sold), MGL Group (Entities being retained by MGL) and the Capital Account Interest Free with MGL

Last Accounts for C&P’s and Shared Services (ie. non-legal entity sales) will not reflect intercompany balances. Any notional intercompany balance will be within MGL and does not impact the transaction.

Where the C&P or Shared Service notional intercompany balance is within AME or HCoA, the balance is already reflected in AME and HCoA Last Accounts.

Other   Non Current Assets will not be revalued between Last Accounts and Completion Accounts

Part B - Profit and Loss

Attached

MAYNE HOSPITALS

PROFIT AND LOSS ANALYSIS AND RECONCILIATION

FINAL JUNE 2003
BREAKDOWN	State	Patient Revenue	Prosthesis Margin	Other Revenue	Total Revenue	Labour	Supply	Professional Service	Contracted Services	Laundry	Repairs & Maint
HOSPITAL OPERATIONS
1 Armidale	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Castlecrag	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Christo Rd	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 Kareena	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5 Lady Davidson	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6 Lingard	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7 Macarthur	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8 Nepean	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9 Nowra	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 North Gosford	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11 Orange	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12 PMBH	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
13 Port Private	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
14 Prince of Wales	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
15 St George	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
16 Strathfield	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
17 The Hills	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
18 Warners Bay	NSW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

18 TOTAL NSW		393,931	2,058	6,045	402,034	224,660	71,497	2,243	4,484	7,254	11,360

1 Belmont	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Caboolture	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Caloundra	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 Hillcrest	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5 John Flynn	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6 Logan	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7 Nambour	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8 Noosa	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9 NW Brisbane	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 Pindara	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11 St Andrews	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12 Sunnybank	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

12 TOTAL QLD		231,165	1,142	8,520	240,828	134,437	36,207	1,287	1,753	2,379	6,766

1 Bayside	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Cotham	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Frances Perry	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 JF Moreland	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5 Knox	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6 Masada	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7 Melbourne	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8 Mentone	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9 Mt Waverley	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 Ringwood	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11 Shepparton	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12 The Avenue	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
13 VRC East Melb	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
14 VRC North Melb	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
15 Wangaratta	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
16 Warringal	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

16 TOTAL VIC		319,108	2,133	8,152	329,393	192,773	54,201	4,106	2,595	5,352	8,434

1 Attadale	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Glengarry	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Joondalup	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 Mount	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

4 TOTAL WA		165,997	566	3,380	169,943	100,958	25,206	1,027	5,896	1,458	3,797

50 Australian Hospital Operations		1,110,201	5,899	26,098	1,142,199	652,828	187,110	8,661	14,729	16,444	38,358

CORPORATE/HEAD OFFICE
Corp - Management		(987)	(32)	677	(341)	24,368	1,461	5,110	127	5	(305)
Writedown

Corporate		(987)	(32)	677	(341)	24,368	1,461	5,110	127	5	(305)

INTANGIBLES
Goodwill					0

Goodwill		0	0	0	0	0	0	0	0	0	0

Australian Hospital Business		1,209,215	5,868	26,775	1,141,857	677,196	188,572	13,771	14,856	16,448	30,853

FINAL JUNE 2003
BREAKDOWN	Leases & Rentals	Insurance	Other Expenses	Expenses	EBITDA	Depreciation	EBITA	Goodwill Amortisation	EBIT
HOSPITAL OPERATIONS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
1 Armidale	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Castlecrag	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Christo Rd	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 Kareena	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5 Lady Davidson	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6 Lingard	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7 Macarthur	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8 Nepean	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9 Nowra	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 North Gosford	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11 Orange	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12 PMBH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
13 Port Private	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
14 Prince of Wales	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
15 St George	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
16 Strathfield	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
17 The Hills	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
18 Warners Bay	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

18 TOTAL NSW	3,800	6,730	14,000	346,027	56,007	15,792	40,215	116	40,899

1 Belmont	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Caboolture	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Caloundra	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 Hillcrest	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5 John Flynn	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6 Logan	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7 Nambour	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8 Noosa	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9 NW Brisbane	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 Pindara	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11 St Andrews	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12 Sunnybank	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

12 TOTAL QLD	1,890	3,532	9,811	198,062	42,766	9,610	33,156	212	32,943

1 Bayside	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Cotham	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Frances Perry	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 JF Moreland	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
5 Knox	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
6 Masada	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
7 Melbourne	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
8 Mentone	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
9 Mt Waverley	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
10 Ringwood	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
11 Shepparton	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
12 The Avenue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
13 VRC East Melb	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
14 VRC North Melb	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
15 Wangaratta	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
16 Warringal	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

16 TOTAL VIC	4,067	4,924	13,848	290,301	39,093	10,440	28,653	173	28,480

1 Attadale	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
2 Glengarry	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 Joondalup	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
4 Mount	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

4 TOTAL WA	4,905	2,670	5,916	151,835	18,10?	4,679	13,429	0	13,429

50 Australian Hospital Operations	14,663	17,856	43,575	986,225	155,974	40,521	115,452	501	114,952

CORPORATE/HEAD OFFICE
Corp - Management	1,335	1,389	25,970	59,460	(59,801)	(128)	(59,673)	5,877	(65,550)
Writedown

Corporate	1,335	1,389	25,970	59,460	(59,801)	(128)	(59,673)	5,877	(65,550)

INTANGIBLES
Goodwill				0	0		0	0	0

Goodwill	0	0	0	0	0	0	0	0	0

Australian Hospital Business	15,999	19,245	69,545	1,045,484	96,173	40,393	55,780	6,378	49,402

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

JUNE 2002
BREAKDOWN	State	Revenue		Expenses		EBITDA		Depreciation		EBITA		Amortisation		EBIT
HOSPITAL OPERATIONS
1 Armidale	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
2 Castlecrag	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
3 Christo Rd	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
4 Kareena	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
5 Lady Davidson	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
6 Lingard	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
7 Macarthur	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
8 Nepean	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
9 Nowra	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
10 North Gosford	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
11 Orange	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
12 PMBH	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
13 Port Private	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
14 Prince of Wales	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
15 St George	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
16 Strathfield	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
17 The Hills	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
18 Warners Bay	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

18 TOTAL NSW		383,519		322,481		61,038		17,902		43,136		116		43,021

1. Belmont	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
2. Caboolture	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
3. Caloundra	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
4. Hillcrest	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
5. John Flynn	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
6. Logan	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
7. Nambour	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
8. Noosa	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
9. NW Brisbane	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
10 Pindara	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
11 St Andrews	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
12. Sunnybank	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

12 TOTAL QLD		229,822		183,695		46,127		10,715		35,412		212		35,200

1 Bayside	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
2 Cotham	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
3 Frances Perry	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
4 J F Moreland	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
5 Knox	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
6 Masada	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
7 Melbourne	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
8 Mentone	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
9 Mt Waverley	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
10 Ringwood	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
11 Shepparton	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
12 The Avenue	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
13 VRC - East Melb	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
14 VRC - North Melb	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
15 Wangaratta	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
16 Warringal	VIC	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

16 TOTAL VIC		314,902		275,536		39,366		13,373		25,993		173		25,820

1 Attadale	WA	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
2 Glengarry	WA	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
3 Joondalup	WA	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
4 Mount	WA	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

4 TOTAL WA		157,003		137,147		19,856		4,217		15,638		0		15,638

50 Australian Hospital Operations		1,085,245		918,858		166,387		46,207		120,179		501		119,679

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Schedule 2 Last Accounts Adjusted Net Trading Assets Statement

Attached

MAYNE HEALTH HOSPITALS

LAST ACCOUNTS ADJUSTED NET TRADING ASSETS STATEMENT (Version 15/10/2003)

REGION				AUSTRALIAN HOSPITALS BUSINESS
LEGAL CONTRACT GROUP				NON C&P HOSPITALS BUSINESS					C & P HOSPITALS BUSINESS
HOSPITALS				Various	Various	TOTAL ENTITIES	Shared Services	TOTAL NON C&P HOSPITALS BUSINESS	Frances Perry House		Melbourne Private		Armidale Private
				A	B	C = A + B	D	E = D + C	F		G		H
				[1]	[2]		[3]
[1]	NET TRADING ASSETS			134.4	592.4	726.8	(129.0)	597.8	9.1		8.9		4.9

	Add Back
	•	Accumulated Depreciation of Property, Plant & Equipment		42.9	155.3	198.1	19.9	218.0	[*	]	[*	]	[*	]
	•	Impairment Provisions		9.4	33.3	42.8	144.9	187.7	[*	]	[*	]	[*	]
[2]	•	Future Income Tax Benefit
[3]		•	Employee Entitlements	2.7	15.8	18.5	0.6	19.1	[*	]	[*	]	[*	]
[3]		•	Doubtful Debts	0.0	2.6	2.7	0.0	2.7	[*	]	[*	]	[*	]
		•	Superannuation	0.1	0.8	1.0	0.0	1.0	[*	]	[*	]	[*	]
[3]		•	Accrued Expense Provisions	1.0	4.7	5.6	0.0	5.6	[*	]	[*	]	[*	]
		•	Other	0.0	0.4	0.4	0.0	0.4	[*	]	[*	]	[*	]

	Deduct
[4]	•	Maintenance Copex Allowance		0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
[4]	•	Development Copex Allowance		0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
	•	Intangible Assets
		•	Bad Licences	0.0	0.0	0.0	0.0	0.0	[*	]	[*	]	[*	]
	•	Investments		(0.0)	(2.4)	(2.4)	0.0	(2.4)	[*	]	[*	]	[*	]
[2]	•	Provision for Deferred Income Tax
[3]		•	Accrued Income	(1.8)	(10.4)	(12.2)	0.0	(12.2)	[*	]	[*	]	[*	]
[3]		•	Consumable Stocks	(1.0)	(4.5)	(5.5)	0.0	(5.5)	[*	]	[*	]	[*	]

	ADJUSTED NET TRADING ASSETS			187.7	788.0	975.7	36.5	1,012.2	14.0		14.5		7.2

REGION				AUSTRALIAN HOSPITALS BUSINESS
LEGAL CONTRACT GROUP				C & P HOSPITALS BUSINESS
HOSPITALS				Port Macquarie Base		Prince of Wales Private		Caboolture Private		Logan Private		Noosa Hospital		Joondalup Health Campus		TOTAL C&P HOSPITALS BUSINESS		TOTAL AUSTRALIAN HOSPITALS BUSINESS
				I		J		K		L		M		N		Q = F to P		S = E + Q + R

[1]	NET TRADING ASSETS			1.1		27.5		4.0		1.0		1.3		9.1		66.9		664.8

	Add Back
	•	Accumulated Depreciation of Property, Plant & Equipment		[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	259.0
	•	Impairment Provisions		[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	210.2
[2]	•	Future Income Tax Benefit
[3]		•	Employee Entitlements	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	24.1
[3]		•	Doubtful Debts	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	2.7
		•	Superannuation	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	1.5
[3]		•	Accrued Expense Provisions	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	8.7
		•	Other	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	0.4

	Deduct
[4]	•	Maintenance Copex Allowance		[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	0.0
[4]	•	Development Copex Allowance		[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	0.0
	•	Intangible Assets
		•	Bad Licences	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	(1.3)
	•	Investments		[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	(2.4)
[2]	•	Provision for Deferred Income Tax
[3]		•	Accrued Income	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	(14.6)
[3]		•	Consumable Stocks	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	(5.5)

	ADJUSTED NET TRADING ASSETS			[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	1,147.5

Notes to Last Accounts Adjusted Net Trading Assets Statement

[1]	Net Trading Assets are as per the Last Accounts.
[2]	The Last Accounts and Last Accounts Adjusted Net Trading Assets Statement have been prepared on the assumption Mayne Group Ltd elects to adopt Tax Consolidation.

Tax Balances (FITB, PDIT, PIT) are reflected as Nil values in Last Accounts. Deferred tax balances that transfer under the Tax Consolidation principles will be adjusted back through the Last Accounts Adjusted net Trading Assets Statement.

[3]	Represents deferred tax balances (FITB/PDIT) that transfer to purchaser under Tax Consolidation principles. Balances are calculated at 30% of the relevant balance sheet item balance.

Refer the “Proof of Tax Balances” schedule for supporting calculations.

[4]	Balances will be reflected as $Nil in Last Accounts Adjusted Net Trading Assets Statement.
[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Other The Last Accounts Adjusted Net Trading Assets Statements needs to be read in conjunction with the Last Accounts and notes to both schedules.

Schedule 3 Umbrella Completion Accounts

Attached

MAYNE HEALTH HOSPITALS

AGGREGATED ACCOUNTS - PRO FORMA BALANCE SHEET AS AT UMBRELLA COMPLETION

UMBRELLA COMPLETION ACCOUNTS

REGION		AUSTRALIAN HOSPITALS BUSINESS
Legal Contract Group		NON C&P HOSPITALS BUSINESS										C&P HOSPITALS BUSINESS
LEGAL ENTITY GROUP		AME Group		HCoA Group								MGL
HOSPITALS		Various		Various		TOTAL ENTITIES		Shared Services		TOTAL NON C&P HOSPITALS BUSINESS		Frances Perry Private		Melbourne Private		Armidale Private		Port Macquarie Base		Prince of Wales Private		Caboolture Private
		A		B		C=A+B		D		E=D+C		F		G		H		I		J		K
		[1]		[2]				[3]												[3]
	Petty Cash	X		X		X		X		X		X		X		X		X		X		X
[4]	Trade Debtors	X		X		X		X		X		X		X		X		X		X		X
	Provision for Doubtful Debts	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[5]	Stock On Hand	X		X		X		X		X		X		X		X		X		X		X
[6]	Other Current Receivables	X		X		X		X		X		X		X		X		X		X		X
	Prepayments	X		X		X		X		X		X		X		X		X		X		X

	Total Current Trading Assets	X		X		X		X		X		X		X		X		X		X		X
[7]	Land & Buildings @ Cost/Valuation	X		X		X		—		X		X		X		X		X		X		X
	Accumulated Depreciation of L&B	(X	)	(X	)	(X	)	—		(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[8]	Plant & Equipment @ Cost	X		X		X		X		X		X		X		X		X		X		X
	Accumulated Depreciation of P&E	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[9]	Assets Under Constructions	X		X		X		X		X		X		X		X		X		X		X
[9]	Asset Clearing Accounts	X		X		X		X		X		X		X		X		X		X		X

	Total Property Plant & Equipment	X		X		X		X		X		X		X		X		X		X		X
	Investments @ Cost/Valuation	X		X		X		—		X		X		X		X		X		X		X
	Goodwill	X		X		X		X		X		X		X		X		X		X		X
[10]	Future Income Tax Benefit	0		0		0		0		0		0		0		0		0		0		0
	Licences	X		X		X		X		X		X		X		X		X		X		X
	Other Non Current Receivables	X		X		X		—		X		X		X		X		X		X		X

	Total Non Current Receivables	X		X		X		X		X		X		X		X		X		X		X

	Total Trading Non Current Receivables	X		X		X		X		X		X		X		X		X		X		X

	TOTAL TRADING ASSETS	X		X		X		X		X		X		X		X		X		X		X

	Trade Creditors	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	Accrued Creditors	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[11]	Other Accrued Liabilities	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[12]	Provision for Med Mal	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[12]	Provision for Workers Compensation	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
Employee Entitlements
[13]	- Annual Leave	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	- Long Service Leave	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	- RDO’s	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[10]	Provision for Income Tax	0		0		0		0		0		0		0		0		0		0		0

	Total Current Trading Liabilities	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
Employee Entitlements
	- Long Service Leave	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[10]	Provision for Deferred Income Tax	0		0		0		0		0		0		0		0		0		0		0

	Total Non Current Liabilities	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)

[a]	NET TRADING ASSETS	X		X		X		X		X		X		X		X		X		X		X

[14]	Intercompany Funding	(X	)	(X	)	(X	)	0		(X	)	0		0		0		0		0		0

[b]	BORROWING/FUNDING	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)

[a]+[b]=[c]	NET ASSETS	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)

	Share capital	(X	)	(X	)	(X	)
	Reserves	(X	)	(X	)	(X	)
	Retained Earnings	(X	)	(X	)	(X	)

Must = [c]	SHAREHOLDERS FUNDS	(X	)	(X	)	(X	)

REGION		AUSTRALIAN HOSPITALS BUSINESS
Legal Contract Group		C&P HOSPITALS BUSINESS
LEGAL ENTITY GROUP		MGL
HOSPITALS		Logan Private		Noosa		Joondalup Private		TOTAL C&P HOSPITALS BUSINESS		TOTAL AUSTRALIAN HOSPITALS BUSINESS
		L		M		N		O=F thru N		P=E+O

	Petty Cash	X		X		X		X		X
[4]	Trade Debtors	X		X		X		X		X
	Provision for Doubtful Debts	(X	)	(X	)	(X	)	(X	)	(X	)
[5]	Stock On Hand	X		X		X		X		X
[6]	Other Current Receivables	X		X		X		X		X
	Prepayments	X		X		X		X		X

	Total Current Trading Assets	X		X		X		X		X
[7]	Land & Buildings @ Cost/Valuation	X		X		X		X		X
	Accumulated Depreciation of L&B	(X	)	(X	)	(X	)	(X	)	(X	)
[8]	Plant & Equipment @ Cost	X		X		X		X		X
	Accumulated Depreciation of P&E	(X	)	(X	)	(X	)	(X	)	(X	)
[9]	Assets Under Constructions	X		X		X		X		X
[9]	Asset Clearing Accounts	X		X		X		X		X

	Total Property Plant & Equipment	X		X		X		X		X
	Investments @ Cost/Valuation	X		X		X		X		X
	Goodwill	X		X		X		X		X
[10]	Future Income Tax Benefit	0		0		0		0		0
	Licences	X		X		X		X		X
	Other Non Current Receivables	X		X		X		X		X

	Total Non Current Receivables	X		X		X		X		X

	Total Trading Non Current Receivables	X		X		X		X		X

	TOTAL TRADING ASSETS	X		X		X		X		X

	Trade Creditors	(X	)	(X	)	(X	)	(X	)	(X	)
	Accrued Creditors	(X	)	(X	)	(X	)	(X	)	(X	)
[11]	Other Accrued Liabilities	(X	)	(X	)	(X	)	(X	)	(X	)
[12]	Provision for Med Mal	(X	)	(X	)	(X	)	(X	)	(X	)
[12]	Provision for Workers Compensation	(X	)	(X	)	(X	)	(X	)	(X	)
Employee Entitlements
[13]	- Annual Leave	(X	)	(X	)	(X	)	(X	)	(X	)
	- Long Service Leave	(X	)	(X	)	(X	)	(X	)	(X	)
	- RDO’s	(X	)	(X	)	(X	)	(X	)	(X	)
[10]	Provision for Income Tax	0		0		0		0		0

	Total Current Trading Liabilities	(X	)	(X	)	(X	)	(X	)	(X	)
Employee Entitlements
	- Long Service Leave	(X	)	(X	)	(X	)	(X	)	(X	)
[10]	Provision for Deferred Income Tax	0		0		0		0		0

	Total Non Current Liabilities	(X	)	(X	)	(X	)	(X	)	(X	)

[a]	NET TRADING ASSETS	X		X		X		X		X

[14]	Intercompany Funding	0		0		0		0		(X	)

[b]	BORROWING/FUNDING	(X	)	(X	)	(X	)	(X	)	(X	)

[a]+[b]=[c]	NET ASSETS	(X	)	(X	)	(X	)	(X	)	(X	)

Share capital
Reserves
Retained Earnings

Must = [c]	SHAREHOLDERS FUNDS

Notes to Umbrella Completion Accounts

MAYNE HEALTH HOSPITALS

AGGREGATED ACCOUNTS - PRO FORMA BALANCE SHEET AS AT UMBRELLA COMPLETION

UMBRELLA COMPLETION ACCOUNTS

REGION	AUSTRALIAN HOSPITALS BUSINESS
Legal Contract Group	NON C&P HOSPITALS BUSINESS					C&P HOSPITALS BUSINESS
LEGAL ENTITY GROUP	AME Group	HCoA Group				MGL
HOSPITALS	Various	Various	TOTAL ENTITIES	Shared Services	TOTAL NON C&P HOSPITALS BUSINESS	Frances Perry Private	Melbourne Private	Armidale Private	Port Macquarie Base	Prince of Wales Private	Caboolture Private

REGION	AUSTRALIAN HOSPITALS BUSINESS
Legal Contract Group	C&P HOSPITALS BUSINESS
LEGAL ENTITY GROUP	MGL
HOSPITALS	Logan Private	Noosa	Joondalup Private	TOTAL C&P HOSPITALS BUSINESS	TOTAL AUSTRALIAN HOSPITALS BUSINESS

[1]	Excludes the following legal entities which are excluded from the sale agreement.

- Larches Pty Ltd and Subsidiaries

- AME Medical Services Pty Ltd

- Jandale Pty Ltd and Subsidiaries

- St George Private Hospital Nuclear Medicine Pty Ltd

[2]	Includes all subsidiaries of HCoA Hospital Holdings (Australia) Pty Ltd.
[3]	Represents extract from Mayne Group Limited balance sheet (ie. Asset sale rather than legal entity sale)
[4]	Includes trade receivables, accrued revenue, intercompany trade receivables.
[5]	Includes all stocks on hand (consumable medical supplies, food, linen, stationary etc.)
[6]	Includes all other receivables items (proceeds from sale of PP&E, GST Clearing, Other Miscellaneous Receivables)
[7]	Includes Leasehold Improvements, Plant Integral to Buildings, Commissioning Costs and Capitalised Interest.
[8]	Plant & Equipment category includes Computer Software.
[9]	For purposes of Completion Accounts, Asset Clearing and Assets Under Construction will be fully allocated out of Corporate balance sheet into individual hospitals.
[10]	Tax Balances (FITB, PDIT, PIT) are reflected as Nil values in Last Accounts. Deferred Tax Balances that transfer to purchaser on acquisition will be reflected in Adjusted Net Trading Assets Statement.
[11]	Includes salary and wage related accruals, property related accruals, and all other miscellaneous accruals/provisions.
[12]	Agreed figure per sale agreement.
[13]	Includes leave loading, extra leave, and public holiday leave where applicable as recorded through the SAP payroll system in line with financial policy.
[14]	Represents intercompany funding accounts between AME & HCoA Group (entities being sold), MGL Group (Entities being retained by MGL) and the Capital Account Interest Free with MGL.

For purposes of Completion Accounts for C&P’s and Shared Services (ie. non-legal entity sales), intercompany balances will be reflected as $Nil. Any intercompany balance is either with the MGL Group not part of the sale or already included in AME and HCoA Completion Accounts.

Other    Non Current Assets will not be revalued between Last Accounts and Completion Accounts

Schedule 4 Umbrella Completion Adjusted Net Trading Assets Statement

Attached

MAYNE HEALTH HOSPITALS

AGGREGATED ACCOUNTS - PRO FORMA ADJUSTMENT AS AT UMBRELLA COMPLETION

UMBRELLA COMPLETION ACCOUNTS ADJUSTED NET TRADING ASSETS STATEMENT

REGION		AUSTRALIAN HOSPITALS
Legal Contract Group		NON C&P HOSPITALS										C&P HOSPITALS
LEGAL ENTITY GROUP		AME Group		HCoA Group								MGL
HOSPITALS		Various		Various		TOTAL ENTITIES		Shared Services		TOTAL NON C&P HOSPITALS		Frances Perry Private		Melbourne Private		Armidale Private
		A		B		C=A+B		D		E=D+C		F		G		H

[1]	NET TRADING ASSETS	X		X		X		X		X		X		X		X
Add Back
	- Accumulated Depreciation of Property, Plant & Equipment	X		X		X		X		X		X		X		X
	- Impairment Provisions	X		X		X		X		X		X		X		X
[2]	- Future Income Tax Benefit on;
[3]	- Employee Entitlements	X		X		X		X		X		X		X		X
[3]	- Doubtful Debts	X		X		X		X		X		X		X		X
[3]	- Superannuation	X		X		X		X		X		X		X		X
[3]	- Accrued Expense Provisions	X		X		X		X		X		X		X		X
[3]	- Other	X		X		X		X		X		X		X		X

Deduct
[4]	- Maintenance Capex Allowance	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[5]	- Development Capex Allowance	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
- Intangible Assets
	Bad Licences	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	Other	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	- Investments	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[1]	- Provision for Deferred Income Tax
[3]	- Accrued Income	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[3]	- Consumable Stocks	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)

	ADJUSTED NET TRADING ASSETS	X		X		X		X		X		X		X		X

REGION		AUSTRALIAN HOSPITALS
Legal Contract Group		C&P HOSPITALS
LEGAL ENTITY GROUP		MGL
HOSPITALS		Port Macquarle Base		Prince of Wales Private		Caboolture Private		Logan Private		Noosa		Joondalup Private		TOTAL C&P HOSPITALS		TOTAL AUSTRALIAN BUSINESS
		I		J		K		L		M		N		O=F thru N		P=E+O

[1]	NET TRADING ASSETS	X		X		X		X		X		X		X		X
Add Back
	- Accumulated Depreciation of Property, Plant & Equipment	X		X		X		X		X		X		X		X
	- Impairment Provisions	X		X		X		X		X		X		X		X
[2]	- Future Income Tax Benefit on;
[3]	- Employee Entitlements	X		X		X		X		X		X		X		X
[3]	- Doubtful Debts	X		X		X		X		X		X		X		X
[3]	- Superannuation	X		X		X		X		X		X		X		X
[3]	- Accrued Expense Provisions	X		X		X		X		X		X		X		X
[3]	- Other	X		X		X		X		X		X		X		X

Deduct
[4]	- Maintenance Capex Allowance	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[5]	- Development Capex Allowance	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
- Intangible Assets
	Bad Licences	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	Other	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
	- Investments	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[1]	- Provision for Deferred Income Tax
[3]	- Accrued Income	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)
[3]	- Consumable Stocks	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)	(X	)

	ADJUSTED NET TRADING ASSETS	X		X		X		X		X		X		X		X

Notes to Umbrella Completion Accounts Adjusted Net Assets Statement

[1]	Net Trading Assets are as per the Umbrella Completion Accounts.
[2]	All schedules have been prepared on the assumption Mayne Group Ltd elects to adopt Tax Consolidation.
Tax Balances (FITB, PDIT, PIT) are reflected as Nil values in Last Accounts. Deferred tax balances that transfer under the Tax Consolidation principles will be adjusted back through the Last Accounts Adjusted net Trading Assets Statement.
[3]	Represents deferred tax balances (FITB/PDIT) that transfer to purchaser under Tax Consolidation principles. Balances are calculated at 30% of the relevant balance sheet item balance.
Refer the “Proof of Tax Balances” schedule for supporting calculations.
[4]	Maintenance Capex Allowance will be $14.642M for the Australian Hospitals Business at Umbrella Completion (30 November 2003)
[5]	Development Capex Allowance will be $14.62M for the Australian Hospitals Business at Umbrella Completion (30 November 2003)

Other	The Umbrella Umbrella Completion Accounts Adjusted Net Trading Assets Statements needs to be read in conjunction with the Last Accounts and Umbrella Completion Accounts and the notes to both schedules.

14.625

Schedule 5 Umbrella Balancing Statement

Attached

MAYNE HEALTH HOSPITALS

AGGREGATED ACCOUNTS - AS AT UMBRELLA COMPLETION

UMBRELLA COMPLETION ADJUSTMENT STATEMENT

REGION		AUSTRALIAN HOSPITALS BUSINESS
Legal Contract Group		NON C&P HOSPITALS BUSINESS					C&P HOSPITALS BUSINESS
LEGAL ENTITY GROUP		AME Group	HCoA Group				MGL
HOSPITALS		Various	Various	TOTAL ENTITIES	Shared Services	TOTAL NON C&P HOSPITALS BUSINESS	Frances Perry Private	Melbourne Private	Armidale Private
		A	B	C=A+B	D	E=D+C	F	G	H
LAST ACCOUNTS
A	ADJUSTED TRADING NET ASSETS	X	X	X	X	X	X	X	X
UMBRELLA COMPLETION ACCOUNTS
B	ADJUSTED NET TRADING ASSETS	X	X	X	X	X	X	X	X
C=B-A	UMBRELLA COMPLETION ADJUSTMENT	X	X	X	X	X	X	X	X

REGION		AUSTRALIAN HOSPITALS BUSINESS
Legal Contract Group		C&P HOSPITALS BUSINESS
LEGAL ENTITY GROUP		MGL
HOSPITALS		Port Macquarie Base	Prince of Wales Private	Caboolture Private	Logan Private	Noosa	Joondalup Private	TOTAL C&P HOSPITALS BUSINESS	TOTAL AUSTRALIAN HOSPITALS BUSINESS
		I	J	K	L	M	N	O=F thru N	P=E+O
LAST ACCOUNTS
A	ADJUSTED TRADING NET ASSETS	X	X	X	X	X	X	X	X
UMBRELLA COMPLETION ACCOUNTS
B	ADJUSTED NET TRADING ASSETS	X	X	X	X	X	X	X	X
C=B-A	UMBRELLA COMPLETION ADJUSTMENT	X	X	X	X	X	X	X	X

Notes To The Umbrella Completion Adjustment Statement

The Umbrella Completion Adjustment Statements should be read in conjunction with Last Accounts, Umbrella Completion Accounts, Last Accounts Adjusted Net Assets Statement, Umbrella Completion Accounts Adjusted Net Assets Statement and Notes to all schedules.

Mayne entitled/responsible to/for profit/cashflow generated between Last Accounts and Umbrella Completion.

Schedule 6 Warranties

1.	Share capital

(a)	(Entire issued share capital) The Sale Shares, the AMNL Shares, the MFL Shares and the MPPL Shares comprise the entire issued share capital in the Hospital Companies, AMNL, MFL and MPPL, respectively.

(b)	(Fully paid up) The Sale Shares, the AMNL Shares, the MFL Shares and the MPPL Shares are all fully paid up and were all validly issued.

(c)	(Third Party Rights) No person has any right or option to subscribe for or to otherwise acquire any further shares in any Hospital Company, AMNL, MFL or MPPL (as the case may be).

(d)	(Title) MGL and MHH are the registered holders and beneficial owners of the Sale Shares they are selling, free of any Encumbrance, and MGL and MHH have complete and unrestricted power and right to sell, assign and transfer the same to the Buyer. DAL is the registered holder and beneficial owner of the AMNL Shares and MGL is the registered and beneficial owner of the MPPL Shares, free of any Encumbrance, and DAL and MGL have complete and unrestricted power and right to sell, assign and transfer the same to the Buyer (as the case may be).

(e)	(Convertibles and other third party rights) There are no:

(i)	securities convertible into shares in the Hospital Companies, AMNL, MFL or MPPL (as the case may be);

(ii)	options or other entitlements:

A.	over the Sale Shares, the AMNL Shares, the MFL shares and the MPPL Shares; or

B.	to have shares in the Hospital Companies, AMNL, the MFL or MPPL (as the case may be) issued, or

C.	restrictions on the transfer of Sale Shares, the AMNL Shares, the MFL Shares and the MPPL Shares.

(f)	(Group) The information in Schedule 1 and Schedule 2 of the Share and Asset Sale Deed about the Hospital Companies and the Subsidiaries is true and correct.

(g)	Other than the Sale Shares, as listed in Schedule 2 of the Share and Asset Sale Deed, MGL does not have any right to and is not entitled to be issued with any further shares in HCoA Hospital Holdings (Australia) Pty Ltd (“HCoA”) after Completion.

(h)	The issue of the Sale Shares referred to in Item 3 of Schedule 2 will act as a complete discharge of HCoA’s obligations to MGL under the agreement dated 5 December 2000 referred to in Schedule 2.

2.	Capacity and authority

(a)	(Incorporation) Each of MGL and MHH is a company properly incorporated and validly existing under the laws of Australia.

(b)	(Power and authority) Each of MGL and MHH has the legal right and full

12

corporate power in its own right to enter into and perform the Transaction Agreements, has duly authorised the execution of the Transaction Agreements and has obtained all necessary consents and taken all necessary action required otherwise to enable them to do so.

(c)	(Legal obligations) The Transaction Agreements constitute valid, legal and binding obligations of each of MGL and MHH enforceable in accordance with their terms by appropriate legal remedy.

(d)	(No consequential breach) As far as MGL is aware, the entry into and performance of any Transaction Agreement or document required by the terms of any Transaction Agreement to be entered into, by a Relevant Seller Group Member does not and will not:

(i)	result in a material breach under any material agreement (other than any contract for the supply of consumables or services) to which a Relevant Seller Group Member is party;

(ii)	result in a material breach of any provision of the constitution of a Relevant Seller Group Member; or

(iii)	result in a material breach of any order, judgement or decree of any court or Governmental Authority to which a Relevant Seller Group Member is a party or is bound.

(e)	(No insolvency events) No:

(i)	meeting has been convened, resolution proposed, petition presented or order made for the winding up of MGL or MHH;

(ii)	receiver, receiver and manager, provisional liquidator, liquidator or other officer of the court has been appointed in relation to all or any material asset of MGL or MHH;

(iii)	mortgagee or chargee has taken, attempted or indicated an intention to exercise its rights under any security of which either of MGL or MHH are the mortgagor or charger.

(f)	(Not insolvent) Neither MGL nor MHH:

(i)	is insolvent within the meaning of the Corporations Act;

(ii)	has stopped paying its debts as and when they fall due; and

(iii)	is not subject to voluntary administration under Part 5.3A of the Corporations Act.

3.	Assets

(a)	(Assets) As far as MGL is aware, the Assets, the Assets-Seller Group and the Excluded Assets comprise all the material assets used by the Group and the Seller Group in the conduct of the Hospital Business immediately prior to the date of this Deed (other than any assets made available to the Buyer by MGL under the Shared Services Agreement and other Shared Assets) and that are required by the Buyer to perform its obligations under the Shared Services Agreement.

(b)	(Assets - Seller Group) The Assets - Seller Group comprise all the Assets in relation to which a Seller Group Member has any right, title or interest.

13

(c)	(Ownership of assets: Seller Group) Other than Fixed Assets - Seller Group over which there are Equipment Leases - Seller Group, a Seller Group Member is the legal and beneficial owner of the Assets - Seller Group, free of any Encumbrance, and that Seller Group Member has complete and unrestricted power and right to sell, assign and transfer (as applicable) the same to the Buyer subject to obtaining any consents under the Hospital Business Contracts - Seller Group, the Equipment Leases - Seller Group and the Leases - Seller Group.

(d)	(Possession or control: Seller Group) The Assets - Seller Group are in the possession or control of a Seller Group Member.

(e)	(Ownership of assets: Group) Other than Fixed Assets - Group over which there are Equipment Leases - Group, a Group Member is the legal and beneficial owner of the Assets other than the Assets - Seller Group, free of any Encumbrance, and that Group Member has complete and unrestricted power and right to sell, assign and transfer (as applicable) the same subject to obtaining any consents under the Hospital Business Contracts - Group, the Equipment Leases - Group and the Leases - Group.

(f)	(Possession or control: Group) The Assets - Group are in the possession or control of a Group Member.

4.	Conduct of Hospital Business

(a)	(Necessary licences) As far as MGL is aware, every Group Member and Relevant Seller Group Member holds all of the licences, consents, authorisations and permits which are material for the proper carrying on of the Hospital Business and the use of the Premises and has not been served with any notice issued under Law that any such licence, consent, authorisation or permit held by them will be revoked, suspended, modified or not renewed.

(b)	(Materially adverse actions, omissions or statutory notices) As far as MGL is aware, no Group Member or Seller Group Member has received any written notice which remains outstanding from any Governmental Authority affecting or relating to or which may affect or relate to the Hospital Business or any of the Assets which is likely to give rise to any material adverse consequences to the Hospital Business.

5.	Last Accounts and management accounts

(a)	The Last Accounts and the associated profit and loss statement (a copy of which is included in Part B of Schedule 1) are in accordance with the Corporations Act, including:

(i)	giving a true and fair view of the Australian Hospital Business’ assets, liabilities and financial position as at the dates to which they were prepared and of its profit and performance for the years ended on those dates; and

(ii)	complying with Accounting Standards in Australia and the Corporations Regulations 2001.

(b)	The statement of financial position as at 30 June 2002 and the associated profit and loss statement included at Annexure C is in accordance with the Corporations Act, including:

14

(i)	giving a true and fair view of the Australian Hospital Business’ (excluding “Shared Services” (as that term is defined in the Share and Asset Sale Deed)) assets, liabilities and financial position as at the dates to which they were prepared and of its profit and performance for the years ended on those dates; and

(ii)	complying with Accounting Standards in Australia and the Corporations Regulations 2001.

(c)	The Management Accounts in all material respects reflect the financial position of the Australian Hospital Business for the period for which they were prepared and have been prepared in good faith, applying in all material respects the same accounting principles consistently with the way they were applied in preparing the Last Accounts except that:

(i)	third party valuations of assets and provisions including for medical malpractice, workers compensation and the carrying value of fixed assets, have not been carried out in preparing the Management Accounts; and

(ii)	a Tax review has not been carried out in preparing the Management Accounts.

6.	Period since Last Accounts Balance Date

(a)	(No material change) On and from the “Last Accounts Balance Date” there has not been:

(i)	any material adverse change to the financial condition of the Australian Hospital Business from that shown in the Last Accounts; or

(ii)	any material change in the nature, amount, valuation or basis of valuation of the assets or in the nature or amount of any Liabilities of the Australian Hospital Business.

(b)	(No substantial impact) On and from the Last Accounts Balance Date there has not arisen any item, transaction or event of a material or unusual nature likely to affect substantially the Australian Hospital Business.

(c)	(Ordinary course) As far as MGL is aware, on and from the Last Accounts Balance Date, the Relevant Seller Group Members and the Group Members have carried on the Hospital Business in the ordinary course, no asset has been acquired or disposed of or dealt with nor has it entered into any agreement or option to acquire or dispose of any Assets except in the ordinary course of business, no Liability has been incurred except in the ordinary course of business, and no contingent liability has been incurred by any Group Member to the extent relating to the Hospital Business except in the ordinary course of business.

7.	Commitments and Contracts

(a)	(Material contracts in ordinary course) As far as MGL is aware, no Relevant Seller Group Member or Group Member is party to any material contract or material commitment, relating to the Hospital Business, which is outside the ordinary course of business or which otherwise is not on arm’s length terms.

(b)	(No breach of material contracts) As far as MGL is aware, there are no material

15

contracts in relation to the Hospital Business in respect of which any Group Member or a Relevant Seller Group Member or any other party is in material breach or default or, but for the requirements of notice or lapse of time or both, would be in breach or default nor has any Group Member or a Relevant Seller Group Member or any third party waived any material breach or default by any other party under any such contract.

(c)	(Tenders) As far as MGL is aware, no material offer, tender, quotation or the like given or made by a Relevant Seller Group Member or Group Member exclusively in respect of the Hospital Business is capable of giving rise to a contract merely by any unilateral act of a third party, other than in the ordinary course of business.

(d)	(Goods and Services Providers) As far as MGL is aware, Annexure F lists the top 100 providers of goods or services used in the Australian Hospital Business in terms of annual spend for the financial year ended 30 June 2003.

8.	Superannuation

(a)	(Compliance with superannuation commitments) As far as MGL is aware, MGL has materially complied, and until the Umbrella Completion Date will continue to materially comply, with all of its Superannuation Commitments in relation to the Employees.

(b)	(No increase in commitments prior to completion) Unless required by legislation to do so, MGL will not increase its Superannuation Commitments in relation to the Employees between the date of this Deed and the Umbrella Completion Date without the written consent of the Buyer.

9.	Tax

(a)	As far as MGL is aware, the Group has duly complied with all material obligations imposed by and provisions of the Tax Act and the other requirements and obligations in respect of Taxes.

(b)	As far as MGL is aware, no member of the Group has made a false or misleading statement which is material, and there is no unresolved dispute which is material, with any Governmental Authority, in respect of Tax.

(c)	As far as MGL is aware, the Group has (in all material respects) maintained accurate records of all information required to support all Tax returns and information which has been or may be filed, lodged or submitted to any Revenue Authority.

10.	Litigation

(a)	(No material proceedings) Except as disclosed in Schedule 11 Part A:

(i)	no Group Member is engaged in any prosecution, litigation, mediation or arbitration proceedings, which are material; and

(ii)	as far as MGL is aware, no such proceedings is pending or threatened in any written communication given or addressed to and received by any Group Member.

(b)	(No material proceedings) Except as disclosed in Schedule 11 Part B:

(i)	no Relevant Seller Group Member is engaged in any prosecution, litigation, mediation or arbitration proceedings in relation to the Hospital Business (including the Assets - Seller Group), which is material; and

16

(ii)	as far as MGL is aware, no such proceedings is pending or threatened in any written communication given or addressed to and received by any Relevant Seller Group Member.

(c)	(Notification) As far as MGL is aware any act, omission or incident which may give rise to any material Claim or Liability of which is MGL is aware (after due and proper enquiry) has been notified to MGL’s insurer pursuant to any relevant insurance policy.

(d)	(No unsatisfied judgements) As far as MGL is aware, there are no material unsatisfied judgements, awards, claims or damages against a Group Member.

(e)	(No major material proceedings commenced) Except as disclosed in Schedule 11 no prosecution or litigation has been commenced against any Group Member or Relevant Seller Group Member which:

(i)	has Good Prospects of Success; and

(ii)	if successful in respect of any of those elements of the prosecution or litigation which have Good Prospects of Success, is likely to affect substantially the Australian Hospital Business.

For the purposes of this paragraph (e), a prosecution or litigation (or element of such prosecution of litigation) has “Good Prospects of Success” if, in the opinion of a Queen’s Counsel nominated by the President of the Law Institute of Victoria, the prosecution or litigation (or element thereof) has a greater than 70% chance of being successful.

11.	Intellectual property

(a)	(Ownership) As far as MGL is aware, the Scheduled Intellectual Property Rights:

(i)	are legally and beneficially vested in a Group Member or a Relevant Seller Group Member (as the case may be);

(ii)	have not been infringed or are presently being infringed; and

(iii)	are not subject to any licence, authority or encumbrance in favour of any third party.

(b)	(Intellectual Property Rights) As far as MGL is aware, the Scheduled Intellectual Property Rights comprise all of the material registered intellectual property rights used by the Group and the Seller Group in the conduct of the Hospital Business immediately prior to the date of this Deed (other than the Trade Marks - Excluded).

(c)	(Cancellation or renewal) As far as MGL is aware, there are no facts or circumstances that would render any of the Scheduled Intellectual Property Rights that are registered liable to cancellation or that would cause registration not to be renewed.

(d)	(Infringing use) As far as MGL is aware, each Relevant Seller Group Member’s and each Group Member’s use of the Scheduled Intellectual Property Rights in the conduct of the Hospital Business does not infringe the rights of any third party.

17

12.	Subsidiaries

(a)	(Ownership) The Subsidiaries are directly or indirectly wholly owned by a Hospital Company other than the companies listed in Part 3 of Schedule 1 of the Share and Asset Sale Deed.

(b)	(No other subsidiaries) As at the time immediately before Umbrella Completion, the Hospital Companies have no subsidiaries within the meaning of the Corporations Act other than the Subsidiaries and have no interest in the share capital of any company other than those Subsidiaries.

(c)	(No third party rights) The Subsidiaries are not under any obligation to allot any shares to any person or persons, or to otherwise alter the structure of any part of their respective unissued share capital, and no option exists (nor are the Subsidiaries under any obligation to give any option) over any part of their respective unissued share capital, nor have the Subsidiaries offered to do any of the foregoing.

(d)	(Convertibles and other third party rights) There are no:

(i)	securities convertible into shares of any Subsidiary;

(ii)	options or other entitlements:

A.	over shares of any Subsidiary; or

B.	to have shares in any Subsidiary issued; or

C.	restrictions on the transfer of any shares in any Subsidiary.

(e)	(Incorporation and power) Each Group Member:

(i)	is validly existing;

(ii)	is accurately described in Schedule 1 and Schedule 2; and

(iii)	has full corporate power to own its properties, assets and businesses and to carry on the businesses it conducts.

(f)	(No insolvency event) No:

(i)	meeting has been convened, resolution proposed, petition presented or order made for the winding up of a Group Member;

(ii)	receiver, receiver and manager, provisional liquidator, liquidator or other officer of the Court has been appointed in relation to all or any material asset of a Group Member;

(iii)	mortgagee or chargee has taken, attempted or indicated an intention to exercise its rights under any security of which a Group Member is the mortgagor or charger.

(g)	(Not insolvent) No Group Member:

(i)	is insolvent within the meaning of the Corporations Act;

(ii)	has stopped paying its debts as and when they fall due; or

(iii)	is subject to voluntary administration under Part 5.3A of the Corporations Act.

18

(h)	(No other investments) No Group Member:

(i)	acts or carries on any material business in partnership with any other person;

(ii)	is a member (otherwise than through the holding of share capital) of any corporate or unincorporated body, undertaking or association (other than a trade association); or

(iii)	holds or is liable on any share or security (other than a share or security in a trade association) which is not fully paid up or which carries any liability.

(i)	(No other trading names) As far as MGL is aware, no Group Member trades under a name other than its corporate name, any derivation therefrom or any of the names by which the relevant hospital is known (excluding trademarks or business names registered in a name other than its corporate name).

13.	Premises

(a)	(Accurate description) The Scheduled Premises are all the material premises owned, leased or occupied by Group Members and Relevant Seller Group Members for the purposes of the Hospital Business.

(b)	(All information provided) Details of all material documentation pursuant to which the Scheduled Premises are owned or occupied by the Group Members or a Relevant Seller Group Member have been provided to the Buyer.

(c)	(Only Premises used) The Scheduled Premises are the only land and buildings owned or occupied by the Group Members or a Relevant Seller Group Member in connection with the Hospital Business which are material other than as described in the Shared Services Agreement.

(d)	(Government orders) As far as MGL is aware, there is no order, declaration, report, recommendation or approved proposal of a Governmental Authority which would materially adversely affect the use of any of the Scheduled Premises in connection with the Hospital Business in any material respect.

(e)	(No adverse notices) No notices issued under Law have been served on the Seller Group or the Group:

(i)	in respect of the compulsory acquisition or resumption of any part of any of the Freehold Premises; or

(ii)	asserting that the current use of any of the Scheduled Premises breaches the requirements of any relevant planning scheme.

(f)	(No default notice on Leases) As far as MGL is aware, no Relevant Seller Group Member or Group Member has received a notice of a material default in respect of any of the Scheduled Premises which are the subject of a material Lease and which remains outstanding and as far as MGL is aware there is no circumstance which would lead to a notice of that type being received.

(g)	(No termination notice on Leases) As far as MGL is aware, no Relevant Seller Group Member or Group Member has given or received a notice of termination or intended termination of any or all of the material Leases.

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(h)	(No restrictive covenant) As far as MGL is aware, the Freehold Premises are not subject to any restrictive covenant or exception or reservation which materially adversely affects its use (including without derogation, its use for the purposes of carrying on the Hospital Business).

(i)	(Freehold Premises):

(i)	In relation to Freehold Premises - Group, the Group Member listed in Part D of Schedule 8 of the Share and Asset Sale Deed is the registered and beneficial owner.

(ii)	In relation to Freehold Premises - Seller Group, the Relevant Seller Group Member listed in Part C of Schedule 8 of the Share and Asset Sale Deed is the registered and beneficial owner.

(iii)	The Group Member or the Relevant Seller Group Member (as the case may be) have not sold, agreed to sell, granted any option to sell, any of the Freehold Premises or granted any material option to lease or material sublease or agreed to enter into a material lease or material sublease any of the Freehold Premises (except as disclosed in the Disclosure Material).

(i)	(Leasehold Premises):

(i)	The written copies of the Leases which have been provided to the Buyer are accurate recordings of their material terms and there are no other material agreements, documents, or understandings in relation to the Leases.

(ii)	The Leases in the Disclosure Material have not been varied in any material respect or terminated.

(iii)	Neither the Group Members nor the Relevant Seller Group Members have agreed to any material assignment, subletting, parting with possession or surrender of a Lease or any part of the property leased (except as disclosed in the Disclosure Material).

(iv)	There is no material dispute with any authority having jurisdiction over the property the subject of a Lease.

14.	Environment

(a)	As far as MGL is aware, there is no Contamination:

(i)	present in, on or under the Freehold Premises or the Principal Premises (as the case may be);

(ii)	in, on or under any other part of the Environment which has originated or emanated from the Freehold Premises or the Principal Premises (as the case may be).

in respect of which Remediation is required to be carried out under Environmental Law during their continuing use and operation for the purposes of that part of the Hospital Business presently conducted by the Group or a Relevant Seller Group member on and from the Freehold Premises or the Principal Premises.

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(b)	As far as MGL is aware, each Group Member and Relevant Seller Group Member complies with all material Environmental Laws applicable to the conduct and operation of the Hospital Business.

(c)	(Environmental permits) As far as MGL is aware, each Group Member and Relevant Seller Group Member holds all material Environmental Permits necessary for the conduct and operation of the Hospital Business.

(d)	(No orders) As far as MGL is aware, there are no notices, orders or directions issued by any Governmental Authority received by any Group or any Relevant Seller Group Member in relation to the Hospital Business alleging breach of any material Environmental Law or requiring material Remediation to be carried out at any of the Premises, and there are no material Third Party Environmental Claims, which have not been satisfied in all material respects.

15.	Records

As far as MGL is aware, all statutory accounts, books, ledgers, financial and other records of whatsoever kind each Relevant Seller Group Member and each Group Member is required to maintain by law relating to the Hospital Business or the Assets - Seller Group have been properly and accurately maintained in all material respects, and contain due records of all matters required to be entered therein by any relevant legislation, are in the possession or under the control of the Relevant Seller Group Member or Group Member and there has not been removed therefrom any material records or information.

16.	Disclosure Material

(a)	(All information true and accurate): As far as MGL is aware, other than:

(i)	any budgets, estimates, statements of opinion, statements relating to prospects forecasts, projections and other forward looking statements; and

(ii)	the Last Accounts, any management accounts, all verbal answers to “requests for information” and the Information Memorandum,

the information contained in the Disclosure Material (including all written answers to “requests for information”) is true and accurate in all material respects and not misleading as at the date it bears, taking into account the purpose for which it was prepared and the basis on which it was prepared.

17.	Insurance

(a)	The Scheduled Insurances represent all contracts of insurance and indemnity in force in respect of the Hospital Business, the Freehold Premises and the Principal Premises and the material Assets - Seller Group of an insurable nature.

(b)	As far as MGL is aware, each of the Scheduled Insurances is in force and there is no fact or circumstance which would lead to any of them being prejudiced. None of the contracts of insurance and indemnity will be terminated or cease to have effect as a result of the transactions contemplated by the Transaction Agreements.

(c)	All premiums in respect of the Scheduled Insurances will have been paid up to the Umbrella Completion Date.

(d)	As far as MGL is aware, there are no material claims made but unpaid under the Scheduled Insurances.

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(e)	As far as MGL is aware, MGL has not failed to give any notice or present any claim under any of the Scheduled Insurances.

(f)	MGL has at all relevant times been insured in connection with the Australian Hospital Business to a prudent level taking into account the nature of the assets and liabilities of the Australian Hospital Business.

18.	Employees

(a)	No Group Members or Relevant Seller Group Member has made any contract, arrangement, understanding or representation (whether written or oral) under which one or more Employees, contractors or agents will or may be entitled to any benefit (monetary or otherwise) from the Group or a Hospital Business as a result of the transactions contemplated by the Transaction Agreements.

(b)	As far as MGL is aware, the Group Members and the Relevant Seller Group Members have complied with and continue to comply with all material obligations arising under law, equity, statute (including occupational health and safety, annual leave, long service leave, equal opportunity, anti-discrimination, taxation, superannuation, workers compensation and industrial laws), award, enterprise agreement or other instrument made or approved under any law with respect to its Employees and Former Employees.

(c)	As far as MGL is aware, except as set out in the Disclosure Material there are no awards or enterprise agreements made or approved under law which apply to Employees.

(d)	As far as MGL is aware, there are no contracts, arrangements or understandings in place under which any Employee is entitled to receive in the next 12 months an increase in remuneration in excess of 10% of their current remuneration.

19.	Unit Trusts

(a)	Column 1 of Schedule 10 accurately identifies all the Trusts in relation to which the Group Members are acting in their capacities as trustees except for the Dormant Trust (“Trusts”) (for the purpose of this Warranty 19, “Dormant Trust means the HOA Investment Fund Trust of which Hospital Corporation Australia Pty Limited is the trustee and MGL is the sole registered holder and beneficial holder).

(b)	Column 3 of Schedule 10 accurately identifies all Beneficiaries of the Trusts, and the number of Units they hold except for the Dormant Trust.

(c)	The Beneficiaries are the registered holders and beneficial owners of all the units in the Trusts (“Units”) as described in Schedule 10 which are free of any Encumbrance.

(d)	Each Trust has been validly created and is in existence at the date of this Deed.

(e)	The Group Member shown as the trustee of a Trust in column 2 of Schedule 10 has been validly appointed as trustee of the relevant Trust and is the sole trustee of that Trust.

(f)	The Trust is solely constituted by the trust deed of the Trust and any subsequent variations or amendments.

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(g)	As far as MGL is aware, there are no proceedings which could have a material adverse effect on the assets or financial position of any Trust or on trustee of a Trust.

(h)	The transactions which are the subject of the Transaction Agreements are for the commercial benefit of the Trusts and will not materially adversely affect any of the Trusts.

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Schedule 7 Buyer Warranties

(a)	The Buyer and each Newco Group Member has been duly incorporated and is validly existing with full corporate power and authority to enter into the Transaction Agreements and to perform its obligations hereunder.

(b)	The execution and completion of the Transaction Agreements will not breach any provision in the constituent documents of the Buyer and each Newco Group Member.

(c)	All resolutions, authorities and consents required to enable the Buyer to enter into the Transaction Agreements have been passed or obtained and, subject thereto, the Transaction Agreements are therefore a fully valid and binding obligation enforceable against the Buyer and each Newco Group Member in accordance with its terms.

(d)	No receiver, receiver and manager or administrator of the undertaking of the Buyer or any Newco Group Member or of the whole or material part of any of their assets have been appointed, nor has any judgment been obtained nor any execution or process of any Court or other authority been issued against or been levied or enforced on the Buyer or any Newco Group Member in respect of the whole or any material part of its business or assets.

(e)	No petitions for the winding up of the Buyer or any Newco Group Member have been presented, and no orders have been made or effective resolutions passed for the winding up of the Buyer or any Newco Group Member, nor proceedings instituted, or a meeting or meetings called with a view to obtaining any such order or orders or to pass any such resolution or resolutions.

(f)	Except as expressly provided in the Transaction Agreements, the execution, delivery and performance by the Buyer and each Newco Group Member of the Transaction Agreements requires no action by or in respect of, or filing with, any Governmental Authority.

(g)	The Buyer is not aware of any of the Warranties not being true and accurate.

(h)	The entry into and performance of any of the Transaction Agreements by the Buyer and each Newco Group Member does not and will not:

(i)	result in a breach of or constitute a default under any agreement to which the Buyer or any Newco Group Member is party;

(ii)	result in a breach of any provision of the constitution of the Buyer or any Newco Group Member; or

(iii)	result in a breach of any order, judgment or decree of any court or Governmental Authority to which the Buyer is a party or by which the Buyer or any Newco Group Member is bound.

(i)	The Buyer will receive not less than $210 million in capital contributions including by way of subscriptions for shares and equity instruments including loan notes (the creditors of which will rank pari passu with other unsecured creditors) on or before Umbrella Completion.

(j)	Annexure F is true and accurate.

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Schedule 8 Obligations relating to Workers’ Compensation Liability

1.	Buyer to give notice

The Buyer:

(a)	must notify the relevant workers’ compensation authority and any applicable authorised insurer in each State and Territory in which the Employees or the Independent Contractors work as soon as practicable after the Completion Date that the Buyer or the Group is the employer of each of the Employees and the principal of each of the Independent Contractors; and

(b)	from the Completion Date will be liable to make and will make the weekly compensation payments and any other payments (if any) whether to an Employee, an Independent Contractor or a third party payable under the relevant workers’ compensation legislation in respect of the Employees or the Independent Contractors.

2.	States to assume management of claims

MGL must use its reasonable endeavours to cause each workers’ compensation authority in Queensland, Victoria, New South Wales and Western Australia to assume responsibility for and the management of all Pre-Completion Workers’ Compensation Claims governed by the laws of the relevant state provided that the Buyer may elect not to allow an authority to assume any such claim if it reasonably considers (by reference to the amount provided for such a claim in the accounts of the Business or otherwise) that any amount required to be paid by it in respect of the assumption of such a claim by the authority is excessive.

3.	MGL to manage claims

If any of the authorities refuses to enter an agreement on the terms set out in paragraph 2 in this Schedule 8 or if the Buyer makes an election in accordance with paragraph 2:

(a)	MGL must itself or (with the prior consent of the Buyer which may not be unreasonably withheld) must engage a third party on terms acceptable to MGL to:

(i)	manage all Pre-Completion Workers’ Compensation Claims governed by the laws of the relevant state which have not been assumed by the workers’ compensation authority under paragraph 2; and

(ii)	maintain all records and do all things which may be reasonably required to be done by the Buyer or any of the Group Members in respect of such Pre-Completion Workers’ Compensation Claims governed by the laws of the relevant state, at the Buyer’s cost and as the agent of the Buyer;

(b)	the cost payable by the Buyer to MGL for management of those claims shall be calculated as follows:

(i)	for the 12 month period commencing on Completion: $1,000,000;

(ii)	for each year thereafter:

A.	an Annual Fee determined on the basis set out in the table below; and

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B.	$1,000 in respect of each and every claim open in that year save that, if the Buyer provides and MGL accepts a Secondee pursuant to paragraph 13, no per claim payment will be payable in respect of the period of the secondment and the $1,000 fee will accordingly be reduced on a pro rata basis (the “per claim payment”).

Annual Fee

500 or more open claims in the year	$1,000,000.00
Between 400 and 499 ‘open’ claims in the year	$700,000.00
Between 300 and 399 ‘open’ claims in the year	$500,000.00
Between 200 and 299 ‘open’ claims in the year	$290,000.00
Between 100 and 199 ‘open’ claims in the year	$130,000.00
Between 50 and 99 ‘open’ claims in the year	$60,000.00
less than 50 open claims in the year	$50,000.00

Provided always that the Annual Fee must not exceed $1,000,000.

(c)	The Annual Fee referred to in paragraph 3(b) in this Schedule 8 shall be paid quarterly in arrears as follows:

(i)	the first payment of $250,000 shall be due and payable on the day three months after Completion;

(ii)	the second, third and fourth payments of $250,000 shall be due and payable on the day 6 months, 9 months and 12 months after Completion (respectively);

(iii)	in each subsequent year, the Buyer will pay (on the dates referred to in paragraphs (c)(i) and (ii)) 25% of the Annual Fee calculated by reference to the maximum number of claims open during the immediately preceding quarter.

(d)	On the date of each quarterly payment referred to in paragraph 3(c), if there are (or were) any claims open during the immediately preceding quarter in respect of which a per claim payment has not been paid during the previous 12 months, the Buyer will make the per claim payment in respect of those claims.

(e)	An adjustment payment will be made on each anniversary of Completion (by either MGL or the Buyer, as the case requires) to ensure that during the previous year the total Annual Fee and per claim payments made by the Buyer pursuant to the mechanisms in paragraph 3(c) was correct, in accordance with the provisions of paragraph 3(b).

4.	MGL to give notice

MGL must give to the Buyer notice of any Pre-Completion Workers’ Compensation Claim or of any circumstances giving rise or likely to give rise to an Pre-Completion Workers’

26

Compensation Claim of which MGL has knowledge and must, to the extent permitted by Law, and particularly, the Privacy Laws and any relevant workers compensation or other legislation, give the Buyer access to any correspondence, notices, letters or documents that may relate to such a claim and allow the Buyer to take such copies as reasonably requested.

5.	Delivery of records

To the extent permitted by law, and particularly the Privacy Laws and any relevant workers compensation or other legislation, MGL must deliver to the Buyer any documents or records which the Buyer is required by law to maintain in respect of any claim made under any statute relating to workers’ compensation.

6.	MGL to enforce rights

MGL must use best endeavours to enforce any rights or entitlements that it or a Seller Group Member has to recover any moneys paid in respect of any Pre-Completion Workers’ Compensation Claim and account to the Buyer for the proceeds of that enforcement, less the actual costs (including legal costs on a full indemnity basis) incurred by MGL in that enforcement

7.	Bank Guarantees

If MGL is required to provide a continuing bank guarantee in respect of Pre-Completion Workers’ Compensation Claims, MGL may charge the Buyer a guarantee fee, being the actual proportion of the cost of the guarantee relevant to the subject Pre-Completion Workers’ Compensation Claims charged by the relevant financial institution to MGL.

8.	Payment arrangements

In the states in which MGL is a self insurer, (that is, Victoria, New South Wales, Queensland, and Western Australia) unless and until any of the authorities in those states agree to and do assume responsibility for management and payment of Pre-Completion Workers’ Compensation Claims made by Employees and Independent Contractors, the provisions in paragraphs 8 to 12 in this Schedule 8 will, subject to Privacy Laws, apply:

(a)	(Provision of information): MGL will, within 10 Business Days of Completion, and thereafter quarterly (or such greater frequency (but no more frequently than monthly) as the Buyer may reasonably require and with which MGL is able to comply without incurring material additional costs), provide the Buyer with the following information in relation to all Pre-Completion Workers’ Compensation Claims:

(i)	Claim Number

(ii)	Employee Name

(iii)	Date of Birth

(iv)	Date of Injury

(v)	Nature of Injury

(vi)	Claim Estimate

(vii)	Total Payments Made

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(viii)	Outstanding Estimate

(ix)	Recovery (if applicable)

(x)	Litigated (Yes or No)

(b)	(Employee Wages and Contractor Payments): From Completion:

(i)	each worker who has made or makes a Pre-Completion Workers’ Compensation Claim will be directed by the Buyer to provide medical certificates in the form required under the relevant legislation for the period of incapacity to the Buyer;

(ii)	where, despite paragraph 8(b)(i) in this Schedule 8, a worker provides a medical certificate in the form required under the relevant legislation to MGL, it will send a copy to the Buyer without delay and retain the original certificate;

(iii)	the Buyer will on a weekly basis provide MGL with a schedule by state, containing each worker’s:

A.	full name, date of birth, and claim number (if known),

B.	pre injury average weekly earnings (PIAWE) or current weekly earnings (CWE) including details of the worker’s:

1)	base salary;

2)	overtime; and

3)	allowances;

C.	a Pre Injury Work Schedule setting out details of the hours that the worker would have worked, had the worker not been injured and in receipt of workers compensation payments, in accordance with the attached WorkCover (Pre-Injury) Roster and Personal Details Form;

D.	if the worker is partially incapacitated, a Return to Work (RTW) Schedule, in accordance with the attached Partial/Total Absence (RTW) Roster Form;

E.	any applicable RTW plan;

F.	a calculation of the average weekly earnings based on the above information and in accordance with the relevant workers’ compensation legislation;

G.	a list of applicable medical certificates,

and attaching all original medical certificates. The Seller will assist the Buyer to prepare this schedule to the extent that it contains information in records possessed by the Seller Group and not the Buyer Group in respect of the period prior to Completion.

(iv)	MGL will return the schedule to the Buyer certifying, in respect of each worker, the amount of workers’ compensation payable in accordance with the Law within the later of 5 Business Days of receipt of the schedule or correction of any errors or anomalies in that schedule by the Buyer;

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(v)	MGL will use its best endeavours to pay Pre Completion Workers’ Compensation Claims in accordance with the Law, and in accordance with the ordinary and reasonable practices of self insurers in the relevant jurisdiction;

(vi)	the Buyer will pay that amount of workers’ compensation to the worker as soon as possible but in any event within 3 Business Days of the return of the schedule by MGL to the Buyer.

(c)	(Medical and other expenses): From Completion:

(i)	each worker who has made or makes a Pre-Completion Workers’ Compensation Claim will be directed to submit invoices for expenses incurred as a consequence of the claim to Buyer;

(ii)	where, despite paragraph 8(c)(i) in this Schedule 8 a worker submits an expense claim to MGL, it will send a copy to the Buyer without delay, retain the original of the invoice and add the invoice to the next schedule submitted to it by the Buyer in accordance with paragraph 8(c)(iii) in this Schedule 8;

(iii)	the Buyer will on a weekly basis provide MGL with a schedule by state setting out:

A.	each worker’s full name, date of birth, and claim number (if known),

B.	the date of service and invoice date, provider name, type of service, and expense claimed exclusive of GST, GST claimed,

together with each original invoice.

(iv)	MGL will copy the invoices and approve expenses for payment by the Buyer within the later of 5 Business Days of receipt of the schedule or correction of any errors or anomalies in that schedule by the Buyer;

(v)	the Buyer will arrange payment of the expenses as soon as possible after the return of the schedule by MGL to the Buyer, but in any event in accordance with the payment terms applicable to each invoice.

(d)	(Payments ordered by a Court or authority or related body, or due as a result of settlement of claims): From Completion, where MGL is ordered or agrees to make payment in respect of a Pre-Completion Workers’ Compensation Claim, MGL will give the Buyer notice in writing of that payment as soon as practicable and the Buyer will make the payment ordered or agreed within 5 Business Days of receipt of that notice, or as ordered or agreed.

9.	Reporting

(a)	Unless otherwise agreed by MGL and the Buyer and approved by the relevant workcover authority, MGL will continue to be responsible for complying with the reporting requirements of the relevant workcover authorities.

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(b)	The Buyer will ensure that the record configuration of the Buyer’s system is compatible with, and ensures the continuation of the previous level of data exchange with MGL’s system. The Buyer will comply with all reasonable requests for, and will make, the changes required to make the necessary interface and record configuration to enable MGL to meet its workers’ compensation reporting obligations.

10.	Access to records

The Buyer will permit MGL to have access to such documents and records as MGL reasonably requires in relation to Pre-Completion Workers’ Compensation Claims made by Employees and Independent Contractors so as to satisfy its obligations under the laws relating to workers’ compensation and the terms of its self insurance licences in the relevant jurisdictions.

11.	Buyer to provide assistance

The Buyer will provide MGL with such assistance as it reasonably requires to respond to enquiries or investigations of the workcover authorities in the relevant jurisdictions in relation to Pre-Completion Workers’ Compensation Claims made by Employees and Independent Contractors.

12.	Compliance with MGL’s Licences

(a)	If as a result of the Buyer’s management of the payments referred to above, MGL reasonably believes that its obligations under the laws relating to workers’ compensation and/or the terms of its self insurance licences in the relevant jurisdiction are not being met, it may give the Buyer written notice of the breach and require the Buyer to remedy that breach to MGL’s reasonable satisfaction within 5 Business Days.

(b)	In the event that either the breach is not remedied, or the relevant workcover authority requires the breach to be remedied in a shorter period than 5 Business Days, MGL reserves the right to:

(i)	remedy any breach itself,

(ii)	assume ongoing responsibility for payments of wages to or expenses on behalf of the relevant worker and all workers in respect of Pre-Completion Workers’ Compensation Claims made by Employees and Independent Contractors; and

(iii)	invoice the Buyer for the amount of payments made under paragraphs 12(b)(i) and 12(b)(ii) in this Schedule 8 which invoices will be paid by the Buyer to MGL without deduction within 5 Business Days of receipt;

(iv)	invoice the Buyer for any costs which MGL or any Seller Group Member incurs as a result of the breach, which invoices will be paid by the Buyer to MGL without deduction except as required by Law within 5 Business Days of receipt.

13.	Secondment

(a)	Subject always to MGL’s obligations under the laws relating to workers’ compensation, the terms of its self insurance licences in the relevant jurisdiction and any other Law, MGL will permit a full-time duly qualified and authorised claims

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`manager employed by a Buyer Group Member (“Secondee”) to work with the employees of MGL engaged in managing workers’ compensation claims during any period when fees are payable by the Buyer to MGL under this Schedule 8.

(b)	The Secondee will be provided at no cost to MGL and on terms reasonably acceptable to MGL.

14.	Indexation

On each anniversary of the Completion Date the fees specified under this Schedule will increase by the percentage of the increase (during the corresponding period) of the Consumer Price Index (All Groups, Weighted Average of Eight Capital Cities) published by the Australian Bureau of Statistics.

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Schedule 9 Insurance

Class of Risk	Insurance Panel	Policy Number
Property Note: Period of insurance: 30/9/03 to 30/9/04	Ace (lead insurer)

45% - Ace Insurance Ltd:

03FX011947/021Z011947

25% - XL Insurance Company

Limited: AU1001PR03A

20% - Zurich Australian

Insurance Ltd; TBA

10% - Lloyd’s, London

Syndicates; Catlin, Beazley,

Wellington; TBA

Combined Medical Malpractice / Professional Indemnity / Public Product Liability Note: Period of insurance: 30/6/03 to 30/06/04	Transport Securities Insurance Pty Ltd (Primary Insurer) Swiss Re (Reinsurer)	7646/2003/TSI 361751 (Professional Indemnity) 359556 (Medical Malpractice)

Combined Public, Products, Errors and Omissions, No Fault Compensation for Clinical Trials and Financial Loss Liability

Note: This policy only applies in excess of the Public/Products Liability sections that form part of the coverage afforded to Hospitals in terms of the Combined Medical Malpractice policy.

	XL Insurance Company Limited: (lead insurer)	TBA

Comprehensive Crime Note: Period of insurance: 30/9/03 to 30/9/04	AIG	81822

Directors’ & Officers’ Liability Note: Period of insurance: 30/9/03 to 30/9/04	Chubb (lead insurer)	93285952

Personal Accident / Travel Note: Period of insurance: 30/9/02 to 30/9/03	Ace	ABTVL000115VIC

Contract Works Note: Period of insurance: 30/9/03 to 30/9/04	Royal Sun Alliance (lead - primary insurer)	CR0580896TM

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Class of Risk	Insurance Panel	Policy Number
Personal Accident - Voluntary Workers Note: Period of insurance: 30/9/03 to 30/9/04	Ace	AGPA000129VIC

Motor Vehicles Note: Period of insurance: 30/9/03 to 30/9/04	Royal Sun Alliance	MSF9102747

Marine Transit	National Marine Insurance Agency Ltd	CA000789NA9

Superannuation Trustees Liability Note: Period of insurance: 30/6/03 to 30/06/04	Chubb	93285186

Workers Compensation – ACT Note: Period of insurance: 30/6/03 to 30/06/04	Allianz	CWT 0037060

Workers Compensation – NT Note: Period of insurance: 30/6/03 to 30/06/04	Allianz	TWY 0007299

Workers Compensation – TAS Note: Period of insurance: 30/6/03 to 30/06/04	Allianz	LWL 0006066

Workers Compensation - Excess of loss – QLD Note: Period of insurance: 30/6/03 to 30/06/04	Allianz	31-0094152XWC

Workers Compensation - Excess of loss - NSW, VIC, SA & WA Note: Period of insurance: 30/6/03 to 30/06/04	Allianz	31-0094154XWC

33

Schedule 10 Trusts and Beneficiaries

Trust Name	Trustee	Unitholder/Beneficiary	Ownership
Trusts - HCoA Hospital Holdings (Australia) Pty Ltd

The Pindara Private Hospital Unit Trust	Australian Hospital Care (Pindara) Pty Limited	Australian Hospital Care Limited	100%

The Knox Private Hospital Unit Trust	Australian Hospital Care (Knox) Pty Limited	Australian Hospital Care (Masada) Pty Limited as trustee for The Masada Private Hospital Unit Trust	100%

The Masada Private Hospital Unit Trust	Australian Hospital Care (Masada) Pty Limited	Australian Hospital Care 1988 Pty Limited	100%

The Spare Unit Trust	Australian Hospital Care (Spare) Pty Limited	Australian Hospital Care Limited	100%

The Ringwood Private Hospital Unit Trust	Australian Hospital Care (Ringwood) Pty Limited	Australian Hospital Care Limited	100%

The Dorset Private Hospital Unit Trust	Australian Hospital Care (Dorset) Pty Limited	Australian Hospital Care (Masada) Pty Limited as trustee for The Masada Private Hospital Unit Trust	100%

The Australian Hospitals Unit Trust	Australian Hospital Care (MSH) Pty Limited	Australian Hospital Care Limited	100%

The AHC Radiology Unit Trust	AHC Radiology Pty Limited	Australian Hospital Care (Masada) Pty Limited as trustee for The Masada Private Hospital Unit Trust	100%

Australian Medical Enterprises Limited

AME Trust	AME Hospitals Pty Limited	Australian Medical Enterprise Limited	100%

AME Trading Trust	AME Hospitals Pty Limited	AME Hospitals Pty Limited as trustee for AME Trust	100%

AME Property Trust	AME Properties Pty Limited	AME Hospitals Pty Limited as trustee for AME Trust	100%

Hallcraft Unit Trust*	Hallcraft Pty Limited	AME Hospitals Pty Limited as trustee for AME Trading Trust	100%

Glengarry Hospital Unit Trust No. 2	Rannes Pty Limited	Glengarry Hospital Property Pty Limited	100%

Glengarry Hospital Unit Trust No. 1	Hadassah Pty Limited	Rannes Pty Limited as trustee for Glengarry Hospital Unit Trust No. 2	100%

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Schedule 11 Current Litigation

Part A Group

Part B Seller Group

[*]

2.	2002/2003 Medical Malpractice Claims

3.	AHC Medical Malpractice/Public Liability Claims - Insured through HIH/FAI

[*]

5.	Joondalup Campus re: ACCC

[*]

[*]

[*]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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Schedule 12	- Conditions Precedent

1.	(Foreign Investment Review Board approval): Either of the following occurs:

(a)	a notice in writing must be issued by or on behalf of the Treasurer of the Commonwealth of Australia stating that the Commonwealth Government does not object to the Buyer and MGL entering into and completing the transactions contemplated by this Deed and the Transaction Agreements either unconditionally or on terms acceptable to the Buyer; or

(b)	the Treasurer of the Commonwealth of Australia must become precluded from making an order in respect of the acquisition of the assets to be transferred under this Deed and the Transaction Agreements under the Foreign Acquisitions and Takeovers Act 1975 (Cth).

2.	(Drawdown Default Event) The Buyer has not received, on or before Umbrella Completion, written notification from the authorised representative of the Financiers that a Drawdown Default Event has occurred preventing Drawdown by the Buyer under the Facilities Agreement.

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Schedule 13	Facilities Agreement Conditions Precedent

Part	I – Underwriting conditions

(a)	(No material adverse change) There not having occurred nor becoming known to the Co-Underwriters prior to the termination of the underwritten commitment any material adverse change in the business, financial or trading position, assets or liabilities, profitability or prospects of: the Business after 30 June 2003 (taken as a whole), or the value of the mortgaged property or the ability of the group taken as a whole to perform its obligations under the Transaction Documents.

(b)	(Force majeure) There not having occurred, between the date of this letter and the completion date:

(i)	an outbreak of hostilities (whether war is declared or not) involving any one or more of Australia, the United States of America or the United Kingdom;

(ii)	a significant act of terrorism or insurrection or a national emergency (whether in fact or law) in any one or more of Australia, the United States of America or the United Kingdom; or

(iii)	any banking moratorium declared by the United States, New York or Australian authorities or any general suspension of payments in respect of banks in Australia or the United States,

which, in the reasonable opinion of the Co-Underwriters, is likely to materially adversely affect the syndication of the debt used to finance the acquisition of the Business.

(c)	(Satisfactory documentation)

(i)	The execution and, where applicable, delivery of the Acquisition Agreement and the Shared Services Agreement, each in the form of the latest draft submitted by the Sponsors to the vendors which was also issued to the Co-Underwriters on the date of the commitment letter, and all related acquisition documentation;

(ii)	The execution and, where applicable, delivery of all constitutions, shareholder agreements, management agreements and other arrangements applicable to the management of the Business, in a form satisfactory to the Co-Underwriters;

(iii)	each document (a “Finance Document”) which the Co-Underwriters require to be entered into as part of the provision of the funding referred to in the commitment letter, as well as any subordinated debt.

(d)	(No misrepresentation):

(i)	All written information provided by, or on behalf of, the Borrower and each Sponsor to the Co-Underwriters being true in all material respects as at the date provided;

(ii)	all projections provided by, or on behalf of, the Borrower and each Sponsor to the Co-Underwriters are based on reasonable assumptions as at the date provided; and

(iii)	neither that information nor those projections being misleading by omission or otherwise in any respect which would materially adversely affect the decision of a prudent financial institution to participate in the Senior Facilities.

37

(e)	(Illegality) There is no change in any applicable law or regulation between the date of this letter and the completion date which prohibits any of the Co-Underwriters from underwriting the funding used to finance the acquisition of the business and which cannot be reasonably avoided or overcome by the Co-Underwriters.

38

Part II – Conditions precedent to senior facilities and bridge facility

(a)	(verification and solvency certificates) A directors’ certificate in the form required by the Co-Underwriters pertaining to the usual matters and including a statement of solvency and attaching all constitutional documents and any required trust deeds and powers of attorney.

(b)	(registration of Securities) All securities to be executed and in registrable form (where required) and all secured property to be free from all prior security interests.

(c)	(stamping) (If applicable) all securities and other documents executed in connection with the acquisition to have been stamped or held by legal counsel for the Lenders (with funds for stamp duty) to attend to stamping.

(d)	(Finance Documents and Equity Documents) Duly executed counterparts of:

(i)	each Finance Document in form and substance reasonably acceptable to the Co-Underwriters;

(ii)	the Acquisition Agreements in the form of the latest draft submitted by the Sponsors to the vendors which was also issued to the Co-Underwriters on the date of the commitment letter; and

(iii)	all constitutions, shareholder agreements, management agreements, contracts with senior management, shareholder and intercompany loan agreements and other arrangements applicable to the management of the Business, in form and substance reasonably acceptable to the Co-Underwriters.

(the “Transaction Documents”)

(e)	(Material Document) A certified copy or original of each of the following, executed and delivered to the finance parties :

(i)	Shared Services Agreement in the form of the latest draft submitted by the Sponsors to the vendors which was also issued to the Co-Underwriters on the date of the commitment letter; and

(ii)	Leases.

(f)	(Completion of acquisition) confirmation that completion will occur on the first drawdown date, the Acquisition Agreement has not been amended or varied in a material way and all conditions precedent to the Acquisition Agreement have been satisfied or waived to the satisfaction of the Co-Underwriters.

(g)	(legal opinions) Legal opinions in form and substance satisfactory to the Facility Agent addressed to the Security Agent, the Facility Agent and the Lenders from Baker & McKenzie and Minter Ellison.

(h)	(mortgaged property) Confirmatory corporate, intellectual property and title searches to be conducted on the relevant registers in respect of the property that is to be subject to the relevant securities.

(i)	(insurances)

39

(i)	Certificates of currency from AON for all required insurance policies (and in so far as insurance relates to medical malpractice insurance only reinsurance policies will be required) noting the interest of the Security Agent.

(ii)	The vendor warrants to the borrower at completion that it has at all relevant times been insured in connection with the Business in Australia to a prudent level taking into account the nature of the assets and liabilities of the Business in Australia

(j)	(fees and expenses) Payment of all fees and expenses payable by the Borrower to the Arrangers, Co-Underwriters, Facility Agent, the Security Agent and the Lenders.

(k)	(Authorisations) Certified copies of FIRB approval and corporate authorisations for all group companies, in connection with the acquisition and (as a condition to drawdown to fund the purchase of the Indonesian assets only) BKPM and any other necessary Indonesian Regulatory approvals.

(l)	(Consents) Certified copies of all required waivers, consents, licences and approvals to be obtained under any Acquisition Agreement or authorisation binding on or issued to the Group, in connection with the acquisition and handed over to the Borrower on completion.

(m)	(Title documents) All share certificates (other than in respect of the shares acquired, in respect of which copies of executed transfers will be provided) and other title documents or certificates with respect to the real property or shareholdings of the group.

(n)	(Material Adverse Change) A directors’ certificate of the Borrower stating that there has not occurred, or become known to any group member or the Sponsors prior to completion, any material adverse change in the business, financial or trading position, assets or liabilities, profitability or prospects of the Business after 30 June 2003 (taken as a whole), the value of the mortgaged property, or the ability of the group taken as a whole to perform its obligations under the Transaction Documents.

(o)	(intellectual property) Copies of all transfer forms provided to the Group on completion to transfer legal and beneficial ownership of all trademarks, licences and other intellectual property to it.

(p)	(Misrepresentation) The Co-Underwriters being satisfied that the representations and warranties under the Finance Documents are true at the relevant date.

(q)	(Funds Flow Statement) Detailing all payments to be made under and in connection with the acquisition and —the Transaction Documents.

(r)	(no default) no event of default or potential event of default subsists at the relevant date or will result from the drawdown.

40

Schedule 14 Variation to principles of Last Accounts

1.	Accounting Standards and UIG Abstracts that are issued after the date of the Last Accounts shall be ignored for the purposes of preparing the Completion Accounts.

2.	The Last Accounts and Umbrella Completion Accounts will exclude all transaction related entries/accounts for any business/entity previously divested by the Seller Group. Should any of these items be found in the Last Accounts and/or Umbrella Completion Accounts they will be adjusted accordingly.

3.	Land and buildings includes leasehold improvements, plant & equipment integral to buildings, commencements costs and capitalised interest.

4.	Fixed assets shall be reconciled to underlying fixed asset registers (primarily SAP). No fixed asset stocktake shall be undertaken

5.	Depreciation rates used for the purposes of the Umbrella Completion Accounts will be materially the same as those used for the Last Accounts

6.	No revaluations of non current assets (including land, buildings, plant and equipment, assets under construction, computer software, goodwill, licences, and investments,) will be undertaken between the Last Accounts and the Umbrella Completion Accounts.

7.	AASB 1010 will not apply in the preparation of the Umbrella Completion Accounts.

8.	Goodwill will be carried in the Umbrella Completion Accounts at the same value as that disclosed in the Last Accounts ($Nil), with no amortisation being charged between the Last Accounts and Umbrella Completion Accounts.

9.	AASB 1028 will apply in calculating long service leave, annual leave, and rostered day off leave entitlements, applied in a manner consistent with the Last Accounts (the actuarial determined factors employed in the Last Accounts shall be the same for the purposes of the Umbrella Completion Accounts).

10.	Sick leave entitlements do not vest and therefore are expensed as incurred. Neither the Last Accounts nor the Umbrella Completion Accounts will include provisions for Sick Leave.

11.	The doubtful debts provision will be calculated in accordance with Mayne financial policy as applied in preparation of the Last Accounts.

12.	No contract shall be deemed (in any way, or by any definition) as “onerous” for the purposes of preparing the Last Accounts and no contract shall be deemed “onerous” when preparing the Umbrella Completion Accounts.

13.	UIG 1 - Surplus leased space will not apply for the purposes of the Umbrella Completion Accounts.

14.	Prepayments will only be included in the Umbrella Completion Accounts to the extent that benefit from these items will accrue to the Buyer.

15.	Other non current Assets will only be included in the Umbrella Completion Accounts to the extent that benefit from these items will accrue to the Buyer.

16.	Incentives will be provided for in the Umbrella Completion Accounts on a full year budgeted, pro-rata (to the date of Umbrella Completion) basis;

17.	The total medical malpractice provision to be included in the Umbrella Completion Accounts will be $18.3 million as at 30 November 2003.

41

18.	The total workers compensation provision to be included in the Umbrella Completion Accounts will not be less than $11.4 million as at 30 November 2003.

19.	The Last Accounts and Umbrella Completion Accounts are prepared on the assumption that Mayne Group Limited elects to adopt tax consolidations. The Umbrella Completion Accounts will include only deferred tax balances (ie. FITB/PDIT) that will transfer under the Tax Consolidations regime. These balances will be supported by a ‘proof’ of balance for both the Last Accounts and Umbrella Completion Accounts.

20.	Deferred tax balances in existence but inadvertently excluded from the Last Accounts cannot be included in the Umbrella Completion Accounts.

21.	Prepayments will not create deferred tax balances as the prepayment is only claimed as a deduction when incurred.

22.	Any transferring provisions for Tax (either payable or refundable) are excluded for the purposes of the Umbrella Completion Accounts. In the event that at Completion there is an obligation to pay tax or a right to receive a refund, these remain with the Seller.

23.	Intercompany balances for C&P hospitals will be reflected as NIL in the Last Accounts and Umbrella Completion Accounts.

24.	There are no deferred tax balances to be calculated in the Umbrella Completion Accounts or provisions for medical malpractice, workers compensation and FAI/HIH.

25.	The total FAI/HIH provision to be included in the Umbrella Completion Accounts will be $5.2 million as at 30 November 2003.

[*]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

42

Schedule 15 Senior Management

1	Robert Cooke

2	Robert Wise

3	John Hickey

4	Robert Glynn

5	Peter Kahn

6	Fiona French

7	Pam Barry

8	Clive Wellington

9	Vicki Taylor

10	Tim Roper

11	Jusup Halimi

12	Bronte Kumm

13	Greg Brown

14	Lloyd Hill

15	Lisa Thorne

16	Suzanne Petterson

17	Michael Kreig

18	John Baillie

19	Graeme Clark

20	Vanessa Childs

21	James Thiedeman

22	Adam Clark

23	Julia Smith

24	Peter Shepheard

25	Arthur Yannakou

26	Damian Hiser

27	Mark Briscoe

43

28	Michael Nicholls

29	Rodney Green

30	Paul Robertson

31	Denise Thomas

32	Walter Gilmore

33	Darryl Field

34	Malcolm Passmore

35	Debra Johnson

36	Jenny Kent

37	Chris Murphy

38	Diane Jones

39	Jenny McDonald

40	John Hadjis

41	Bob Walsh

42	Pam Lewis

43	Kate Jerome

44	Kempton Cowan

45	Wally Bourdelov

44

Annexure A Data Room Index

Attached

45

Innsbruck 2 - Consolidated Index

17 October 2003

Category	Barcode	Title	Doc. Date
- Hospitals

1- Hospitals
	2530	Mayne Hospitals - SRG by Hospitals	Undated
Comments:

1.1 - General Information

	0001	Victoria - Hospitals Overview	Undated
Comments:

	0002	Victoria - Bayside Hospital	Undated
Comments:

	0003	Victoria - Cotham Private Hospital	Undated
Comments:

	0004	Victoria - Frances Perry House	Undated
Comments:

	0005	Victoria - John Fawkner - Moreland Private Hospital	Undated
Comments:

	0006	Victoria - Knox Private Hospital	Undated
Comments:

	0007	Victoria - Masada Private Hospital	Undated
Comments:

	0008	Victoria - Melbourne Private Hospital	Undated
Comments:

	0009	Victoria - Mentone Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 1 of 247

Category	Barcode	Title	Doc. Date
	0010	Victoria - Mount Waverley Private Hospital	Undated
Comments:

	0011	Victoria - Ringwood Private Hospital	Undated
Comments:

	0012	Victoria - Shepparton Private Hospital	Undated
Comments:

	0013	Victoria - The Avenue	Undated
Comments:

	0014	Victoria - Victoria Rehabilitation Centre - Eastern Melbourne	Undated
Comments:

	0015	Victoria - Victoria Rehabilitation Centre - Northern Melbourne	Undated
Comments:

	0016	Victoria - Wangaratta Private Hospital	Undated
Comments:

	0017	Victoria - Warringal Private Hospital	Undated
Comments:

	0018	NSW - Hospitals Overview	Undated
Comments:

	0019	NSW - Armidale Private Hospital	Undated
Comments:

	0020	NSW - Castlecrag Private Hospital	Undated
Comments:

	0021	NSW - Christo Road Private Hospital	Undated
Comments:

	0022	NSW - Kareena Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 2 of 247

Category	Barcode	Title	Doc. Date
	0023	NSW - Lady Davidson Private Hospital	Undated
Comments:

	0024	NSW - Lingard Private Hospital	Undated
Comments:

	0025	NSW - MacArthur Private Hospital	Undated
Comments:

	0026	NSW - Nepean Private Hospital Overview	Undated
Comments:

	0027	NSW - Nowra Private Hospital	Undated
Comments:

	0028	NSW - North Gosford Private Hospital	Undated
Comments:

	0029	NSW - Dudley Orange Private Hospital	Undated
Comments:

	0030	NSW - Port Macquarie Base Hospital	Undated
Comments:

	0031	NSW - Port Macquarie Private Hospital	Undated
Comments:

	0032	NSW - Prince of Wales Private Hospital	Undated
Comments:

	0033	NSW - St Georges Private Hospital	Undated
Comments:

	0034	NSW - Strathfield Private Hospital	Undated
Comments:

	0035	NSW - The Hills Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 3 of 247

Category	Barcode	Title	Doc. Date
	0036	NSW - Warners Bay Private Hospital	Undated
Comments:

	0037	Queensland and WA Hospitals - Hospitals Overview	Undated
Comments:

	0038	Queensland and WA Hospitals - Belmont Private Hospital	Undated
Comments:

	0039	Queensland and WA Hospitals - Caboolture Private Hospital	Undated
Comments:

	0040	Queensland and WA Hospitals - Caloundra Private Hospital	Undated
Comments:

	0041	Queensland and WA Hospitals - Hillcrest Rockhampton Private Hospital	Undated
Comments:

	0042	Queensland and WA Hospitals - John Flynn Gold Coast Private Hospital	Undated
Comments:

	0043	Queensland and WA Hospitals - Logan Private Hospital	Undated
Comments:

	0044	Queensland and WA Hospitals - Nambour Selangor Private Hospital	Undated
Comments:

	0045	Queensland and WA Hospitals - The Noosa Hospital	Undated
Comments:

	0046	Queensland and WA Hospitals - North West Brisbane Private Hospital	Undated
Comments:

	0047	Queensland and WA Hospitals - Pindara Gold Coast Private Hospital	Undated
Comments:

	0048	Queensland and WA Hospitals - St Andrews Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 4 of 247

Category	Barcode	Title	Doc. Date
	0049	Queensland and WA Hospitals - Sunnybank Private Hospital	Undated
Comments:

	0050	Queensland and WA Hospitals - Attadale Private Hospital	Undated
Comments:

	0051	Queensland and WA Hospitals - Glengarry Private Hospital	Undated
Comments:

	0052	Queensland and WA Hospitals - Joondalup Health Campus	Undated
Comments:

	0053	Queensland and WA Hospitals - Mount Hospital	Undated
Comments:

	0094	Hospitals Overview	Undated
Comments:

	0095	Hospitals Overview - Summary Table	Undated
Comments:

	0096	Details of Service Provided at Hospital - Effective Sept 2002	Undated
Comments:

	0115	Hospital Statistics - Summary	Undated
Comments:

	0116	Mayne Group - NSW Hospitals - Separations - Patients Days - Revenue by Hospital - SRG	Undated
Comments:

	0117	Mayne Group - QLD Hospitals - Separations - Patients Days - Revenue by Hospital - SRG	Undated
Comments:

	0118	Mayne Group - VIC Hospitals - Separations - Patients Days - Revenue by Hospital - SRG	Undated
Comments:

	0119	Mayne Group - WA Hospitals - Separations - Patients Days - Revenue by Hospital - SRG	Undated
Comments:

Friday, 17 October 2003	Page 5 of 247

Category	Barcode	Title	Doc. Date
	0222	Change of Hospital Names and Contact Details - For Information Purposes Only.	Undated
Comments:

Partie Mayne Group Limited

	0293	Optimal Timeline Transfer of Shares in Indonesia PMA Companies	Undated
Comments:

	0294	Letter of Advice from Hiswara Bunjamin & Tandjung - Re-Indonesian Law Advice	14-Jul-2003
Comments:

Partie Hiswara Bunjamin & Tandjung Clayton Utz Dawborn D Fadhya M Jordan K Algar J

	1235	Information Memorandum - June 2003	Undated
Comments:

Partie Mayne Hospitals

	1289	Indonesian Financial Control	Undated
Comments:

	1290	Property Details - Mayne Hospitals	Undated
Comments:

	1291	List of Business Names we have Registered for the Hospitals Business Unit	Undated
Comments:

	1294	Number of Operations Performed - FY0l - FY04	Undated
Comments:

	1335	Mayne Hospitals - Lost Time Injury Analysis - FY03	Undated
Comments:

Friday, 17 October 2003	Page 6 of 247

Category	Barcode	Title	Doc. Date
1.2 - External Valuations

	0054	New South Wales - Provincial - Valuation of Mayne Health Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0055	New South Wales - Provincial - Christo Road Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0056	New South Wales - Provincial - Lingard Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0057	New South Wales - Provincial - North Gosford Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0058	New South Wales - Provincial - Nowra Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0059	New South Wales - Provincial - Orange - Dudley - Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0060	New South Wales - Provincial - Port Macquarie Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0061	New South Wales - Provincial - Warners Bay Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0062	New South Wales - Metropolitan - Valuation of Mayne Health Private Hospitals - Prepared by Robert Lister Australia	3l-Mar-2002
Comments:

	0063	New South Wales - Metropolitan - Castlecrag Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0064	New South Wales - Metropolitan - Kareena Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

Friday, 17 October 2003	Page 7 of 247

Category	Barcode	Title	Doc. Date
	0065	New South Wales - Metropolitan - MacArthur Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0066	New South Wales - Metropolitan - Prince of Wales Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0067	New South Wales - Metropolitan - St George Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0068	New South Wales - Metropolitan - Strathfield Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0069	New South Wales - Metropolitan - The Hills Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0070	Victoria - Valuation of Mayne Health Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0071	Victoria - Bayside - Lincare - Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0072	Victoria - Cotham Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0073	Victoria - Moreland - Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0074	Victoria - Mount Waverley Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0075	Victoria - Shepparton Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0076	Victoria - Sunbury Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0077	Victoria - Wangaratta Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

Friday, 17 October 2003	Page 8 of 247

Category	Barcode	Title	Doc. Date
	0078	Victoria - Warringal Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0079	Queensland - Valuation of Mayne Health Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0080	Queensland - Belmont Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0081	Queensland - Caloundra Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0082	Queensland - Hillcrest - Rockhampton Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0083	Queensland - John Flynn - Gold Coast Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0084	Queensland - Nambour Selangor Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0085	Queensland - North West Brisbane Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0086	Queensland - St Andrews Ipswich Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0087	Queensland - Sunnybank Private Hospital - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0088	Western Australia - Valuation of Mayne Health Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0089	Western Australia - Attadale Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0090	Western Australia - Glengarry Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

Friday, 17 October 2003	Page 9 of 247

Category	Barcode	Title	Doc. Date
	0091	Western Australia - Mount Hospital Private Hospitals - Prepared by Robert Lister Australia	31-Mar-2002
Comments:

	0168	Victoria - 4-6 and 8 Ainsdale Avenue - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0169	Victoria - Knox Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0170	Victoria - Dorset Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0171	Victoria - The Victorian Rehabilitation Centre - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0172	Victoria - Como Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0173	Victoria - 42 The Avenue Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0174	Victoria - unit 5 - 32 The Avenue Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0175	Victoria - The Avenue Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0176	Victoria - Ringwood Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0177	Victoria - Masada Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0178	Queensland - Pindara Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

	0179	New South Wales - Lady Davidson Private Hospital - Prepared by Robert Lister Australia	28-Feb-2001
Comments:

Friday, 17 October 2003	Page 10 of 247

Category	Barcode	Title	Doc. Date
	0186	JLW Indonesian Valuations - RS International Bintaro - RS Mitra Keluarga - Kelapa Garling - Jakarta	Undated
	Comments:	Please Refer to Updated Document 1244

	0302	Draft Valuation Report - RS Surbaya International - Republic of Indonesia	01-Mar-2002
Comments:

Partie Mayne Nickless Ltd Jones Lang LaSalle Hotels

	1244	Updated Valuation Report as at April 2001 - RS Mitra Keluarga & RS International Bintaro	Undated
	Comments:	This Document Updates Document 0186

	1278	Analysis of Land & Building Valuations - Mayne Valuations & Robert Lister Valuations	Undated
Comments:

- Workers Compensation Self Insurance

2 - Workers Compensation Self Insurance

	1224	Hospital Workers Compensation Claims - Jul-2002 to May-2003	Undated
Comments:

	1225	Hospital Workers Compensation Major Claims	Undated
Comments:

	1226	Hospital Workers Compensation Open Claims Summary as at 22 July 2003	Undated
Comments:

	1227	Project Sam - Workers Compensation Licence Structures	Undated
Comments:

	1228	Hospital Workers Compensation Claims - 1999 to 2000	Undated
Comments:

	1229	Hospital Workers Compensation Claims - 2000 to 2001	Undated
Comments:

	1230	Hospital Workers Compensation Claims - 2001 to 2002	Undated
Comments:

Friday, 17 October 2003	Page 11 of 247

Category	Barcode	Title	Doc. Date
	1231	Hospital Workers Compensation - All Hospital Claims - 1998 to 1999	Undated
Comments:

	1232	Hospital Workers Compensation - Hospital Claims - Excludes Divested Hospitals - 1998 to 1999	Undated
Comments:

	1263	Workers Compensation Movement Schedule	Undated
Comments:

	1279	Report to Mayne Group Limited on the Outstanding Claims Liability Under WorkCover as at 30 June 2003 - Victoria	Undated
Comments:

	1280	Report to Mayne Group Limited on the Outstanding Claims Liability Under WorkCover as at 30 June 2003 - New South Wales	Undated
Comments:

	1281	Report to Mayne Group Limited on the Outstanding Claims Liability Under WorkCover as at 30 June 2003 - Queensland	Undated
Comments:

	1282	Report to Mayne Group Limited on the Outstanding Claims Liability Under WorkCover as at 30 June 2003 - South Australia	Undated
Comments:

	1283	Report to Mayne Group Limited on the Outstanding Claims Liability Under WorkCover as at 30 June 2003 - Western Australia	Undated
Comments:

	1287	Workers Compensation - FY04 Costs	Undated
Comments:

	1309	Workers Compensation - NSW Health Summary	Undated
Comments:

	2048	Mayne Group Limited - Workers Compensation - Actuarial Review of Workers Compensation - Development Factors	Undated
Comments:

	2093	Workers Compensation 5 Years Claims Data Introductory Memorandum	Undated
Comments:

	2094	HOSPITALS - ALL CLAIMS FINANCIAL 98 TO 99	Undated
Comments:

Friday, 17 October 2003	Page 12 of 247

Category	Barcode	Title	Doc. Date
	2095	HOSPITALS - ALL CLAIMS FINANCIAL 99 TO 00	Undated
Comments:

	2096	HOSPITALS - ALL CLAIMS FINANCIAL 00 TO 01	Undated
Comments:

	2097	HOSPITALS - ALL CLAIMS FINANCIAL 01 TO 02	Undated
Comments:

	2098	HOSPITALS - ALL CLAIMS FINANCIAL 02 TO 03	Undated
Comments:

	2099	Hospital Claims Reports - Spinal Brain etc - Full	Undated
Comments:

- Strategic Plan

3 - Strategic Plan

	0144	Budget and Forecasts - Australian Hospitals FY04 - FY06	Undated
Comments:

	0145	Strategic Plan - Indonesia - Bintaro Hospital - FY04 - FY06	Undated
Comments:

	0146	Strategic Plan - Indonesia - Jatinegara Hospital - FY04 - FY06	Undated
Comments:

	0147	Strategic Plan - Indonesia - Surabaya Hospital - FY04 - FY06	Undated
Comments:

- Financials & Accounts

4 - Financials & Accounts

	1178	Mayne Hospitals - Financial Review	Undated
Comments:

	1179	Mayne Hospitals Analysis - Australia	Undated
Comments:

Friday, 17 October 2003	Page 13 of 247

Category	Barcode	Title	Doc. Date
	1180	Mayne Hospitals Analysis - Indonesia	Undated
Comments:

	1258	Hospital Metrics FY 04 - Plan vs Target	Undated
Comments:

	1259	Mayne Hospital Financials - Actual versus Target Results - Includes Stretch Plan	Undated
Comments:

	1269	Mayne Hospitals Provisions & Reconciliation - Workers Compensation - Insurance - Bad Debts and Employee Benefits	Undated
	Comments:	This Document is Updated by Document 1286

	1285	Revenue Statistics for Top 10 Doctors at each Hospital - FY01 to FY03	Undated
Comments:

	1286	Mayne Hospitals Provisions & Reconciliation - Workers Compensation - Insurance - Bad Debts and Employee Benefits - Updated Version	Undated
	Comments:	This Document updates Document 1269 This Document is Updated by Document 1320

	1293	Mayne Hospitals FY02 Financials by Hospitals	Undated
Comments:

	1296	Mayne Hospitals Indonesia - FY03 Data	Undated
Comments:

	1297	Mayne Hospitals - Revenue Weight of One - Excluding Prosthesis - By Hospital	Undated
Comments:

	1318	Shared Services - Hospital IT Budget Breakdown	Undated
Comments:

	1319	Mayne Hospitals - Aged Debtors and Bad Debts	Undated
Comments:

	1320	Mayne Hospitals Provisions & Reconciliation - Workers Compensation - Insurance - Bad Debts and Employee Benefits - as at 16 September 2003	Undated
	Comments:	This Document Updates Document 1286

Friday, 17 October 2003	Page 14 of 247

Category	Barcode	Title	Doc. Date
	1334	Mayne Hospitals Indonesia - Estimate of Top 10 Revenue Earners’ Hospital Turnover Ranked by FY01 Revenue	Undated
Comments:

	2046	Preliminary Final Report Under Listing Rule 4.3A - Financial Year Ended 30 June 20003	Undated
Comments:

	2050	Hospitals FAR Analysis as at 30 June 2003 - This Document Relates to Document 1236	Undated
Comments:

	2327	Mayne Hospitals FY04 Year to date Profit and Loss Summary - Shared Services and Executive Team Details	Undated
	Comments:	This Document is Updated by Document Number 2534

	2535	Updated Last Accounts	Undated
	Comments:	This Document Updates Document Number 2171 This Document is Updated by Document Number 2570

	2569	Updated Last Accounts as at 9 October 2003	Undated
	Comments:	This Document is Updated by Document Number 2570

	2570	Updated Last Accounts as at 8 October 2003	Undated
	Comments:	This Document Updates Documents Numbered 2535 and 2569

	2573	Updated Profit & Loss Statement - Includes September 2003 Details	Undated
Comments:

	2580	Updated Last Accounts as at 10 October 2003	Undated
	Comments:	This Document Updates Documents Numbered 2535 2569 and 2570

4.1 - Balance Sheets

	0122	Index of Balance Sheet Documents	Undated
Comments:

	0123	Mayne Hospitals - Group Balance Sheet - Hospital Balance Sheet June 02 - Dec 02 - Mar 02	Undated
Comments:

	0124	Mayne Hospitals - Balance Sheet Analysis and Reconciliation - Balance Sheet by Hospital by Category - March 2003	Undated
Comments:

Friday, 17 October 2003	Page 15 of 247

Category	Barcode	Title	Doc. Date
	0125	Mayne Hospitals - Balance Sheet Analysis and Reconciliation - Balance Sheet by Hospital by Category - Dec 02 - Reconciled to Statutory Accounts	Undated
Comments:

	0126	Mayne Hospitals - Balance Sheet Analysis and Reconciliation - Balance Sheet by Hospital by Category - Jun 02 - Reconciled to Statutory Accounts	Undated
Comments:

	0181	Project Sam Supplementary Balance Sheet Information - March 2003	Undated
Comments:

	0185	Further Detail on Other Revenue and Expenses	Undated
Comments:

	0187	Analysis of Land and Building Valuations to WDV	Undated
Comments:

	0189	Analysis of Corporate General Provisions Mar-03	Undated
Comments:

	0333	Mayne Hospitals Reconciliation of Impairment Provisions Movements	Undated
Comments:

	1217	Updated Balance Sheet - Group	Undated
Comments:

Partie Mayne Hospitals

	1218	Updated Balance Sheet - Hospitals	Undated
Comments:

Partie Mayne Hospitals

	1236	Analysis of Assets Depreciable Useful Life - Asset Listing as at 30 June 2003	Undated
	Comments:	This Document Updates Document number 0127

	1237	Updated Financial Pack for Year ended 30 June 2003 - Balance Sheet	Undated
Comments:

Friday, 17 October 2003	Page 16 of 247

Category	Barcode	Title	Doc. Date
	1245	Indonesian Balance Sheet as at 30 June 2003	Undated
Comments:

Partie Mayne Hospitals

	2030	Final FY03 Statutory Balance Sheets & Supplementary Balance Sheets	Undated
Comments:

	2069	FY04 Projected Balance Sheet and Cashflow	Undated
Comments:

	2171	Mayne Health Hospitals - Aggregated Accounts - Pro Forma Balance Sheet as at 30 June 2003 - Last Accounts for the Australian Business	Undated
Comments:

	2188	Debtor Movement Schedule in Australia	Undated
Comments:

	2192	Mayne Health Hospitals - Aggregated Accounts - Pro Forma Balance Sheet as at 30 June 2003 - Last Accounts for the Indonesian Business	Undated
Comments:

	2193	5 Years Volume-Revenue Data - 1998-2002	Undated
Comments:

4.2 - Profit & Loss Statements

	1234	Average Revenue per DRG by State	Undated
Comments:

	1238	Updated Financial Pack for Year Ended 30 June 2003 - Profit and Loss	Undated
Comments:

	1261	Profit & Loss Statement - Actual 2003 - Plan & Target 2004	Undated
Comments:

	1321	Indonesian Hospitals - FY02 Reconciliation and Profit & Loss Details By Hospital	Undated
Comments:

Friday, 17 October 2003	Page 17 of 247

Category	Barcode	Title	Doc. Date
	1323	Mayne Hospitals - August Profit & Loss Information Pack	Undated
Comments:

	2031	Final FY03 Statutory Profit & Loss Statement	Undated
Comments:

	2581	Mayne Hospitals Summary of Significant Items	Undated
Comments:

4.4 - CAPEX Commitments & Plans

	0141	Hospital - Capital Expenditure - Capex Summary FY03 - FY06	Undated
Comments:

	0142	Capital Expenditure FY04 - Capex FY04 Budget Analysis	Undated
Comments:

	0143	Mayne Health Hospitals - Capital Allocation Proposal FY04 - Detailed Capital Allocated Proposal FY04 by Hospital	Undated
Comments:

	0188	Summary of May 2003 YTD CAPEX	Undated
Comments:

	1266	Mayne Hospitals Capital Expenditure - Cashflow	Undated
	Comments:	This Document is updated by Document 1284

	1267	Mayne Hospitals - Development Capital Expenditure Projects - Impact on FY04 Results	Undated
Comments:

	1268	Mayne Hospitals - Capital Expenditure - Cashflow Report	Undated
Comments:

	1270	Mount Hospital Catheter Laboratory Redevelopment Project - Executive Summary & Proposal	Undated
Comments:

	1271	Capital Expenditure Business Case - North Gosford Private Hospital - Construction of Hydrotherapy Pool and Refurbishment of Rehabilitation Services	Undated
Comments:

Friday, 17 October 2003	Page 18 of 247

Category	Barcode	Title	Doc. Date
	1272	Port Macquarie Private Hospital - Proposal for Redevelopment and Expansion of the Operating Theatre Complex	Undated
Comments:

	1273	Capital Expenditure Proposal - Strathfield Private hospital - Upgrade to Procedure Room and Day Stay Unit	Undated
Comments:

	1274	Proposal for Hillcrest Rockhampton Private Hospital - Theatre Suite and Day Surgery Expansion	Undated
Comments:

	1275	Pindara Private Hospital - Proposal for Redevelopment and Expansion of the Operating Theatre Complex & the Establishment of Cardiac Catheter Lab	Undated
Comments:

	1276	Capital Expenditure Proposal - Knox Private Hospital - Relocation and Expansion of Day Surgery Unit	Undated
Comments:

	1277	Capital Expenditure Proposal - Glengarry Private Hospital - Day Surgery Unit Expansion	Undated
Comments:

	1284	Mayne Hospitals Capital Expenditure - Update	Undated
	Comments:	This Document Updates Document 1266

4.5 - Operating/Finance Leases

	2054	Commercial Long Term Hire Agreement - No. 2003OCC001	Undated
Comments:

Partie Mayne Group Limited Lease Plan Australia Limited

	2055	Fleet and Equipment Management Services Agreement - Agreement No - 2003FEMSA001	Undated
Comments:

Partie Mayne Group Limited Lease Plan Australia Limited

	2056	LeasePlan Operating Leases - Including WEF	Undated
Comments:

Friday, 17 October 2003	Page 19 of 247

Category	Barcode	Title	Doc. Date
	2415	Special Conditions Forming Part of Lease - Breast Centre - Christo Road Private Hospital - and Lease	Undated
Comments:

Partie Hospitals of Australia Limited Sunton Pty Ltd AGC (Finance) Limited

4.6 - Reconciliation of Accounts

	1175	Reconciliation of AHC General Acquisition - Restructure Provision	Undated
Comments:

4.7 - Management Accounts

	0148	Monthly Management Accounts - Australian Hospitals April 2003	Undated
Comments:

	0149	Monthly Management Accounts - Australian Hospitals March 2003	Undated
Comments:

4.8 - Financial Summary

	0155	Financial Review FY02 to FY04	Undated
Comments:

	0156	Central Services Costs FY04	Undated
Comments:

	0157	Capital Expenditure FY03 to FY06	Undated
Comments:

	0158	Mayne Hospitals - Indonesia - Indonesia - By Hospital - FY02 to FY04 - Comparison FY03 to FY04	Undated
Comments:

	0159	Australian Hospitals FY02 by Hospital	Undated
Comments:

	0160	Australian Hospitals FY03 by Hospital	Undated
Comments:

Friday, 17 October 2003	Page 20 of 247

Category	Barcode	Title	Doc. Date
	0161	Australian Hospitals FY04 by Hospital	Undated
Comments:

	0162	Australian Hospital comparison FY03 to FY04	Undated
Comments:

	0163	Australian Hospitals Comparison Fy03 to FY04%	Undated
Comments:

5 - Taxation

5 - Taxation

	0182	Mayne Hospital Group Restructure Stamp Duty Assessment	Undated
Comments:

	0184	KPMG Advice on Stamp Duty in Relation to Disposal of the Hospital Business	Undated
Comments:

	0190	Tax Asset Register Summary by Class - December 2002	Undated
Comments:

	1045	Australian Hospital Care Limited - Company Tax Return - 2002	Undated
Comments:

	1046	Australian Hospital Care (Allamanda) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1047	Australian Hospital Care (Northpark) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1048	Australian Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1049	Australian Hospital Care (Latrobe) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1050	Australian Hospital Care Investments Pty Ltd - Company Tax Return - 2002	Undated
Comments:

Friday, 17 October 2003	Page 21 of 247

Category	Barcode	Title	Doc. Date
	1051	Australian Hospital Care (PIPH) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1052	Australian Hospital Care (The Avenue) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1053	The AHC Radiology Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1054	AME Property Trust - Trust Tax Return - 2002	Undated
Comments:

	1055	AME Trading Trust - Trust Tax Return - 2002	Undated
Comments:

	1056	AME Trust - Trust Tax Return - 2002	Undated
Comments:

	1057	Australian Hospital Care (Como) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1058	Attadale Hospital Property Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1059	Australian Hospital Care (Lady Davidson) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1060	Australian Hospital Care 1988 Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1061	Australian Medical Enterprises Limited - Company Tax Return - 2002	Undated
Comments:

	1062	Dorset Private Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1063	Glengarry Hospital Property Pty Ltd - Company Tax Return - 2002	Undated
Comments:

Friday, 17 October 2003	Page 22 of 247

Category	Barcode	Title	Doc. Date
	1064	Glengarry Hospital Property Pty Ltd - Company Tax Return - 2002 - Letter from Australian Taxation Office - Incomplete Tax Ret	Undated
Comments:

	1065	Glengarry Hospital Unit Trust No 1 - Trust Tax Return - 2002	Undated
Comments:

	1066	Glengarry Hospital Unit Trust No 2 - Trust Tax Return - 2002	Undated
Comments:

	1067	Hospital Corporation Australia Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1068	HCOA Operations (Australia) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1069	HCOA Holdings (Australia) Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1070	Jamison Private Hospital Property Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1071	Masada Private Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1072	Mayne Properties Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1073	Pindara Private Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1074	Pruinosa Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1075	Rehabilitation Holdings Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1076	Ringwood Private Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

Friday, 17 October 2003	Page 23 of 247

Category	Barcode	Title	Doc. Date
	1077	Spare Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1078	Knox Private Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1079	Pindara Private Hospital Unit Trust - Trust Tax Return - 2002	Undated
Comments:

	1080	The Victorian Rehabilitation Centre Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1081	Australian Medical Enterprises Limited - Company Tax Return - 2001	Undated
Comments:

	1082	AHC Tilbox Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1083	Attadale Hospital Property Pty Ltd - Company Tax Return - 2002	Undated
Comments:

	1084	Australian Hospital Care Limited - Company Tax Return - 2002	Undated
Comments:

	1085	Australian Hospital Care Investments Pty Ltd - Company Tax Return 2001	Undated
Comments:

	1086	Australian Hospital Care (Allamanda) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1087	Australian Hospital Care (Como) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1088	Australian Hospital Care (Lady Davidson) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1089	Australian Hospital Care (Latrobe) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

Friday, 17 October 2003	Page 24 of 247

Category	Barcode	Title	Doc. Date
	1090	Australian Hospital Care (MPH) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1091	Australian Hospital Care (Northpark) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1092	AME Property Trust - Trust Tax Return - 2001	Undated
Comments:

	1093	AME Trading Trust - Trust Tax Return - 2001	Undated
Comments:

	1094	AME Trust - Trust Tax Return - 2001	Undated
Comments:

	1095	Australian Hospitals Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1096	Australian Hospital Care (The Avenue) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1097	Australian Hospital Care 1988 Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1098	Dorset Private Hospital Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1099	Glengarry Hospital Property Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1100	Glengarry Hospital Unit Trust No 1 - Trust Tax Return - 2001	Undated
Comments:

	1101	Glengarry Hospital Unit Trust No 2 - Trust Tax Return - 2001	Undated
Comments:

	1102	Hospital Corporation Australia Pty Ltd - Company Tax Return - 2001	Undated
Comments:

Friday, 17 October 2003	Page 25 of 247

Category	Barcode	Title	Doc. Date
	1103	HCOA Hospital Holdings (Australia) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1104	HCOA Operations (Australia) Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1105	Jamison Private Hospital Property Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1106	Knox Private Hospital Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1107	Mayne Properties Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1108	Pindara Private Hospital Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1109	Pruinosa Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1110	Rehabilitation Holdings Pty Ltd - Company Tax Return - 2001	Undated
Comments:

	1111	Ringwood Private Hospital Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1112	Spare Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1113	The AHC Radiology Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1114	The Masada Private Hospital Unit Trust - Trust Tax Return - 2001	Undated
Comments:

	1115	The Victorian Rehabilitation Centre Pty Ltd - Company Tax Return - 2001	Undated
Comments:

Friday, 17 October 2003	Page 26 of 247

Category	Barcode	Title	Doc. Date
	2073	Stamp Duty Model for Bidders	Undated
Comments:

	2081	Tax Update - Includes KPMG Advice In Relation to Indonesia	Undated
Comments:

	2160	Mayne Properties Pty Ltd - 2001 Company Tax Return	Undated
Comments:

	2161	Mayne Finance Limited - 2001 Company Tax Return	Undated
Comments:

	2162	Mayne Finance Limited - 2002 Company Tax Return	Undated
Comments:

	2163	Mayne Properties Pty Ltd - 2002 Company Tax/Return	Undated
Comments:

6 - General Treasury (inc. Debt Facilities)

6 - General Treasury (inc. Debt Facilities)

	0303	Schedule of Equipment Leased Through Westpac Equipment Finance Pty Ltd	01-Jul-2003
	Comments:	This Document Updates Document Number 0129

Partie Mayne Group Limited Westpac Equipment Finance Pty Ltd

	0315	Mayne Hospitals Bank Guarantees - Table of Bank Guarantees with CBA	Undated
Comments:

Partie Australian Hospital Care Ltd Commonwealth Bank of Australia Gold Coast City Council

	0316	Bank Guarantee - Gold Coast City Council	10-Apr-2000
	Comments:	Refer to Doc No 0315

Partie Australian Hospital Care Ltd Gold Coast City Council Commonwealth Bank of Australia

Friday, 17 October 2003	Page 27 of 247

Category	Barcode	Title	Doc. Date
	0317	Mayne Hospitals Bank Guarantees - Table of Bank Guarantees with ANZ	Undated
Comments:

Partie Australia and New Zealand Banking Group Limited Prince A on Behalf of the State of Western Australia Armidale City Council Women’s and Children’s Health Care Network

	0318	Indemnity and Application for Guarantee - Security for Ensuring Due and Proper Performance of the Covenants of the Joondalup Health Campus Development and Health Services Agreement	22-May-1996
	Comments:	Refer to Doc No 0317

Partie Australia and New Zealand Banking Group Limited Prince A on Behalf of the State of Western Australia Mayne Nickless Ltd

	0319	Bank Guarantee - Security in Connection with Development Application No 166-96 and the Construction of Kerb and Gutter and Pavement in O’Dell Street - Armidale	14-May-1997
	Comments:	Refer to Doc No 0317

Partie Mayne Nickless Ltd Armidale City Council Australia and New Zealand Banking Group Limited

	0320	Bank Guarantee - Security Required Under an Agreement for Lease in Relation to Frances Perry House	27-Nov-1997
	Comments:	Refer to Doc No 0317

Partie Mayne Nickless Ltd Australia and New Zealand Banking Group Limited Women’s and Children’s Health Care Network

	0321	Mayne Hospitals Bank Guarantees - Table of Bank Guarantees with Westpac	Undated
Comments:

Partie Council of the Municipality of Kogarah State Energy Commission of Western Australia South Eastern Sydney Area Health Service Westpac Banking Corporation

Friday, 17 October 2003	Page 28 of 247

Category	Barcode	Title	Doc. Date
	0322	Bank Guarantee	06-May-2002
Comments:

Partie Mayne Group Limited Westpac Banking Corporation WorkCover

	0323	Banker’s Undertaking - Security for DA Relating to the Provision of Car Parking of Not Less the 259 Vehicles	08-Sep-1993
	Comments:	Refer to Doc No 0321

Partie AME Properties Pty Ltd Council of the Municipality of Kogarah Westpac Banking Corporation

	0324	Guarantee - Supply of Energy to Mount Hospital - 150 Mounts Bay Road - Perth WA	19-Apr-1993
	Comments:	Refer to Doc No 0321

Partie AME Hospitals Pty Ltd Trading as Mount Hospital Westpac Banking Corporation State Energy Commission of Western Australia

	0325	Guarantee - Supply of Energy to Attadale Hospital - 21 Hislop Road - Attadale WA	19-Apr-1993
	Comments:	Refer to Doc No 0321

Partie AME Hospitals Pty Ltd Trading as Attadale Hospital Westpac Banking Corporation State Energy Commission of Western Australia

	0326	Guarantee - Supply of Energy to Attadale Hospital - 21 Hislop Road - Attadale WA	19-Apr-1993
	Comments:	Refer to Doc No 0321

Partie AME Hospitals Pty Ltd Trading as Attadale Hospital Westpac Banking Corporation State Energy Commission of Western Australia

	0327	Guarantee - Supply of Energy to Glengarry Hospital - 53 Arnsdale Road - Duncraig WA	19-Apr-1993
	Comments:	Refer to Doc No 0321

Partie AME Hospitals Pty Ltd Trading as Glengarry Hospital Westpac Banking Corporation State Energy Commission of Western Australia

Friday, 17 October 2003	Page 29 of 247

Category	Barcode	Title	Doc. Date
	0328	Bankers Undertaking - Security in Connection with the Prince of Wales Project	27-Oct-2000
	Comments:	Refer to Doc No 0321

Partie Mayne Nickless Ltd South Eastern Sydney Area Health Service Westpac Banking Corporation

	0329	Customer Indemnity - Security in Connection with the Prince of Wales Project	26-Oct-2000
	Comments:	Refer to Doc No 0321

Partie Mayne Nickless Ltd South Eastern Sydney Area Health Service Westpac Banking Corporation

	0330	Summary of Facilities - Re - Five Year Term Loan in the Sum of Two Hundred Billion Indonesian Rupiah	Undated
Comments:

Partie
PT Health Care of Surabaya PT ANZ Panin Bank PT Putramas Muliasantosa PT Mitrajaya Medikatama

	0331	Comfort Letter - Re - Five Year Term Loan in the Sum of Two Hundred Billion Indonesian Rupiah	Undated
	Comments:	Refer to Doc No 0330

Partie Mayne Nickless Ltd PT Health Care of Surabaya PT ANZ Panin Bank

	0332	Letter of Undertaking - Re - Five Year Term Loan in the Sum of Two Hundred Billion Indonesian Rupiah	Undated
	Comments:	Refer to Doc No 0330

Partie Mayne Nickless Ltd PT ANZ Panin Bank PT Health Care of Surabaya PT Putramas Muliasantosa

Friday, 17 October 2003	Page 30 of 247

Category	Barcode	Title	Doc. Date
	1037	Amending Deed	07-Jun-1999
Comments:

Partie Mayne Nickless Ltd Mayne Equipment Financing Pty Ltd

	1038	Master Lease Agreement - Queensland	03-Jul-1998
Comments:

Partie Mayne Nickless Ltd Mayne Equipment Financing Pty Ltd

	1039	Amendment Agreement	13-Sep-2001
Comments:

Partie Mayne Equipment Financing Pty Ltd Mayne Nickless Ltd

	1040	Master Lease Agreement - South Australia	03-Jul-1998
Comments:

Partie Mayne Equipment Financing Pty Ltd Mayne Nickless Ltd

	1041	Master Lease Agreement - Western Australia	03-Jul-1998
Comments:

Partie Mayne Nickless Ltd Mayne Equipment Financing Pty Ltd

	1042	Master Lease Agreement - NSW - Victoria - Tasmania and Northern Territory	03-Jul-1998
Comments:

Partie Mayne Nickless Ltd Mayne Equipment Financing Pty Ltd

Friday, 17 October 2003	Page 31 of 247

Category	Barcode	Title	Doc. Date
	1043	Share Acquisition Agreement	12-Sep-2001
Comments:

Partie Mayne Nickless Ltd Mayne Equipment Financing Pty Ltd Teuton Pty Ltd Sixty Martin Place (Holdings) Pty Ltd Westpac Banking Corporation

	1044	Supplemental Deed - Shareholders Agreement	07-Jun-1999
Comments:

Partie Mayne Nickless Ltd Mayne Equipment Financing Pty Ltd Sixty Martin Place (Holdings) Pty Ltd Westpac Banking Corporation

	2047	Loan Facility Agreement - Muliasantosa	Undated
Comments:

	2145	Revocation Deed	Undated
Comments:

	2146	Assumption Deed	Undated
Comments:

	2147	Assumption Deed	Undated
Comments:

	2148	Notice of Disposal	Undated
Comments:

	2149	Notice of Disposal	Undated
Comments:

	2150	Deed of Cross Guarantee	Undated
Comments:

Friday, 17 October 2003	Page 32 of 247

Category	Barcode	Title	Doc. Date
	2603	Joondalup Bank Guarantee & Related Correspondence	Undated
Comments:

	2609	Deed of Novation - Amendment Deed	Undated
Comments:

	2610	Deed of Novation - Availability Charge and Commissioning Deed	Undated
Comments:

	2611	Letter from Freehill Hollingdale & Page to Bob Leask - Mayne Nickless Limited	Undated
Comments:

7 - Fixed Assets/Property

7 - Fixed Assets/Property

	0104	Property Registers	Undated
Comments:

	2052	Title particulars for Freehold Hospital Properties and Privatisation/Co-Locations	Undated
Comments:

7.1 - Fixed Assets Register

	0121	Fixed Asset Register - Electronic Copy Provided on PC Located in Data Room	Undated
Comments:

	0127	Analysis Assets Depreciable Useful Life Assets as at 31 Dec 2002 - Hospital Operations and Hospitals Corporate Only - Fixed Assets Profile - Depreciable Age by Category - Dec 2002	31-Dec-2002
	Comments:	This Document is Updated by Document Number 1236

	1219	Fixed Asset Register as at 30 June 2003 - Hospitals - Australia - A to N	Undated
Comments:

Partie Mayne Hospitals

	1220	Fixed Asset Register as at 30 June 2003 - Hospitals Australia - O to Z	Undated
Comments:

Partie Mayne Hospitals

Friday, 17 October 2003	Page 33 of 247

Category	Barcode	Title	Doc. Date
	1221	Fixed Asset Register as at 30 June 2003 - RS Internasional Bintaro	Undated
Comments:

7.2 - Owned Properties

	0105	Mayne Group Limited Property Register - Freehold	30-May-2003
Comments:

	0334	Volume 5732 Folio 238 - Kareena - Folio 4-20431	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0506	Strata Plan - 52515 - St George - Certificate of Title Folio 3-859288	Undated
Comments:

Partie AME Properties Pty Ltd

	0507	Transfer Granting Easement - 3771909L - St George - Certificate of Title Folio 1-859288	Undated
Comments:

Partie AME Properties Pty Ltd

	0510	Lease - 2685575T - St George - Certificate of Title Folio 3-859288	0l-Mar-1996
Comments:

Partie Sanel Pty Limited AME Properties Pty Ltd

	0512	Lease - 127695Y - Christo Road - Certificate of Title Folio 5-838145	0l-Jul-1994
Comments:

Partie HCOA Operations (Australia) Pty Ltd Hospital Corporation Australia Pty Ltd

	0513	Lease - Z457654 - Castlecrag - Certificate of Title Folio 1-701559	11-Dec-1990
Comments:

Partie AME Properties Pty Ltd National Mutual Life Nominees Ltd

Friday, 17 October 2003	Page 34 of 247

Category	Barcode	Title	Doc. Date
	0514	K321944 - Kareena - Folio - 4-20431	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0515	Lease 895610X - Kareena - Certificate of Title Folio 4-20431	0l-Feb-1993
Comments:

Partie HCOA Operations (Australia) Pty Ltd Sydney Electricity

	0516	Lease - 6238006H - Kareena - Certificate of Title Folio 1-203024	01-Oct-1998
Comments:

Partie HCOA Operations (Australia) Pty Ltd Healthcare Imaging Services Pty Limited

	0517	Plan - CP163065M - Masada - Certificate of Title Volume 9764 Folio 345	Undated
Comments:

Partie Australian Hospital Care (MPH) Pty Ltd

	0518	Lease and Easement N538258K - Masada - Certificate of Title Volume 9764 Folio 345	Undated
Comments:

Partie Australian Hospital Care (MPH) Pty Ltd

	0519	Transfer - 717264 - Masada - Certificate of Title Volume 9764 Folio 345	Undated
Comments:

Partie Australian Hospital Care (MPH) Pty Ltd

	0520	Certificate of Title Folio CP-SP40489 Nowra	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0521	Certificate of Title Folio CP-SP55383 - Strathfield	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 35 of 247

Category	Barcode	Title	Doc. Date
	0522	Easement Plan - DP266632 - St George - Certificate of Title Folio 1-859288	Undated
Comments:

Partie AME Properties Pty Ltd

	0523	Easement 700665888 - Nambour Selangor - Title Reference - 18785015	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

	0524	Easement 700664325 - Nambour Selangor - Title Reference - 18785015	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0525	Easement 700432204 - Belmont - Title Reference - 50051013	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0526	Easement 700432202 - Belmont - Title Reference - 50051013	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0527	Certificate of Title Volume 8654 Folio 859 - Vic Rehab East	Undated
Comments:

Partie Rehabilitation Holdings Pty Ltd

	0528	Title Plan TP433803G - Vic Rehab East - Volume 8654 Folio 859	Undated
Comments:

Partie Rehabilitation Holdings Pty Ltd

	0529	Certificate of Title 211-1012228 - Lady Davidson	Undated
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd

Friday, 17 October 2003	Page 36 of 247

Category	Barcode	Title	Doc. Date
	0530	Plan of Subdivision DP1012228 - Lady Davidson	Undated
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd

	0531	Plan of Subdivision DP1015241 - Lady Davidson	Undated
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd

	0532	Lease 7209494E - Lady Davidson	01-Mar-2000
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd

	0533	Certificate of Title Volume 8650 Folio 742 - Sunbury	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0534	Plan of Subdivision LP 59004 - Sunbury	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0535	Title Ref - 50216081 - Pindara	Undated
Comments:

Partie Pindara Day Procedure Centre Pty Ltd

	0536	Title - Volume 5106 Folio 017 - Mentone	Undated
Comments:

Partie Howanor Realty Proprietary Limited

	0537	Survey Plan - 100737 - Pindara - Title Reference - 50216081	Undated
Comments:

Partie Pindara Day Procedure Centre Pty Ltd

Friday, 17 October 2003	Page 37 of 247

Category	Barcode	Title	Doc. Date
	0538	Plan of Consolidation CP 156831 - John Fawkner - Certificate of Title Volume - 9547 - Folio - 211	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0539	Plan Of Subdivision LP 5737 - John Fawkner - Certificate Of Title Volume - 9545 - Folio - 211	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0540	Plan 885793 - Belmont Private	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0541	Plan 858574 - Caloundra	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0542	Plan 620030 - Hillcrest - Rockhampton Private	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0543	Plan 855719 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0544	Plan 912097 - Nambour Selangor	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0545	Plan 860475 - Nambour Selangor	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 38 of 247

Category	Barcode	Title	Doc. Date
	0546	Survey Plan 105860 - North West Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0547	Survey Plan 110914 - North West Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0548	Unit Plan 106451 - North West Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0549	Compiled Plan R26360 - Hillcrest - Rockhampton Private	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0550	5598915F - St George - Title Reference - 3-859288	01-Jun-1998
Comments:

Partie AME Properties Pty Ltd Energy Australia

	0551	DP800476 - St George - Title Reference - 3 - 859288	Undated
Comments:

Partie AME Properties Pty Ltd

	0552	DP 650201 - Kareena	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 39 of 247

Category	Barcode	Title	Doc. Date
	0553	Transfer of Lease 8358117 - Kareena - Lease 6246999M	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Cruickshank P Katon R Katon C

	0554	DP 417162 - Kareena - Title Folio Y-417162	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0555	DP 203024 - Kareena - Title Folio 1-203024	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0556	DP 20431 - Kareena - Title Folios 2-20431 & 4-20431	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0557	Plan 111845 - MacArthur - Title Folios 1-111845 & 2-111845	Undated
Comments:

Partie Pruinosa Pty Limited

	0558	Plan 38160 - MacArthur - Title Folios 7-38160 8-38160 9-38160 & 10-38160	Undated
Comments:

Partie Pruinosa Pty Limited

	0559	Plan 1009692 - Nepean - Title Folio - 90-1009692	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 40 of 247

Category	Barcode	Title	Doc. Date
	0560	Lease U487424 - North Gosford	01-Jul-1992
	Comments:	Option Date - 1x5 Years

Partie HCOA Operations (Australia) Pty Ltd Dawson Investments Pty Limited

	0561	Lease 2371855 - The Hills	01-Jul-1996
Comments:

Partie HCOA Operations (Australia) Pty Ltd Hospital Corporation Australia Pty Ltd Omega Services Pty Ltd Tetawo Pty Ltd Serberry Pty Ltd Tryho Pty Ltd Leweddy Pty Ltd

	0562	Lease 6548145 - The Hills	02-Apr-1988
Comments:

Partie HCOA Operations (Australia) Pty Ltd Pathology Services Pty Limited

	0563	Transfer of Lease U542952 - Castlecrag - Title - Folio 1-701559	Undated
Comments:

Partie AME Properties Pty Ltd National Mutual Life Nominees Ltd AME Hospitals Pty Ltd

	0564	Plan 34935 - Warners Bay	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0565	DP 1005484 - Lingard - Title Folios 1-1005484 & 2-1005484	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 41 of 247

Category	Barcode	Title	Doc. Date
	0566	DP 111239 - Lingard - Title Folios 25-4-111239 27-4-111239 28-4-111239 30-4-111239 31-4-111239 & 32-4-111239	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0567	DP 156579 - Lingard - Title Folio - 1-156579	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0568	DP 624483 - Lingard - Title Folio 101-624483	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0569	Strata Plan 55383 - Strathfield - Title Folio CP-SP55383 & 6-SP55383	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0570	Strata Plan 40489 - Nowra - Title Folio 2-SP40489 & CP-SP40489	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0571	Transfer Of Lease 5532924 - St George - Title Folio 3-859288	Undated
Comments:

Partie Sanel Pty Limited Healthcare Imaging Services Pty Limited AME Properties Pty Ltd

	0572	Transfer Of Lease 5984872 - St George - Title Folio 3-859288	Undated
Comments:

Partie AME Properties Pty Ltd Café Futuro Pty Ltd Maglasis T Maglasis A

Friday, 17 October 2003	Page 42 of 247

Category	Barcode	Title	Doc. Date

	0573	Lease 2820143 - St George - Title Folio 3-859288	23-Apr-1996
Comments:

Partie AME Properties Pty Ltd Café Futuro Pty Ltd

	0574	DP 358876 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0575	DP 266632 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0576	DP 268304 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0577	Easement 5227127 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0578	Easement 5403746 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0579	Easement 5753016 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0580	Easement 5874810 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 43 of 247

Category	Barcode	Title	Doc. Date
	0581	Easement 5954318 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0582	Easement 2739250 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0583	Easement 2840260 - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0584	RP 215269 - St Andrews	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0585	Transfer of Lease 8688503 - The Hills	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Lucent Technologies Australia Pty Ltd Hutchison 3G Australia Pty Ltd

	0586	Title Volume 8144 Folio 157 - Mount Waverley	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0587	Mortgage x 21129 - Christo Road Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd National Mutual Royal Bank Ltd

Friday, 17 October 2003	Page 44 of 247

Category	Barcode	Title	Doc. Date

	0588	Transfer of Mortgage E 610015 H - Christo Road Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Australia and New Zealand Banking Group Limited

	0589	Variation of Mortgage - Y436900 - Christo Road Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd National Mutual Royal Bank Ltd

	0590	Variation of Mortgage E603127L - Christo Road Private	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd Australia and New Zealand Banking Group Limited

	0591	Easement in Transfer 756127 - John Fawkner - Moreland Private - Vol 4271 Fol 161	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd
	0592	T530141L - Removal of Easement - Ringwood - Vol 9855 Fol 253	Undated
Comments:

Partie Australian Hospital Care (Ringwood) Pty Ltd

	0593	DP 8864 - St George - Title - Folio Auto Consol 3756-101	Undated
Comments:

Partie AME Properties Pty Ltd

	0594	Strata Plan SP70247 - The Hills - Folios: 18/SP70247 19/SP70247	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 45 of 247

Category	Barcode	Title	Doc. Date
	0595	Easement 5140668C - St George - Folio - 1-859288	Undated
Comments:

Partie AME Properties Pty Ltd

	0598	Covenant C004738 (Castlecrag Pte)	Undated
	Comments:	This is a Complete Copy of Document 0695

Partie AME Properties Pty Ltd

	0625	Certificate of Title Vol 10753 Fol 757 - Vic Rehab East - This title replaces Vol 8654 Fol -Doc ID 0527 - which had been lost	Undated
Comments:

Partie Rehabilitation Holdings Pty Ltd

	0630	Lease Offer Dated 16-Sep-2002 - Suite 5D John Flynn Medical Centre	01-Jan-2003
	Comments:	Option Date -1 x 3 years

Partie HCOA Operations (Australia) Pty Ltd Doolabh Nominees Pty Ltd

	0631	Lease Offer Dated 24-Jul-2002 & Letter Dated 25-Mar-2003 - Suite 5F John Flynn Medical Centre	01-Apr-2003
	Comments:	Option Date -2 x 3 years

Partie HCOA Operations (Australia) Pty Ltd Alexander Ross Alcock & Ors Gold Coast Tweed Anaesthesia Group

	0632	Lease Offer Dated 15-Apr-2003 - Suites 6A & B John Flynn Medical Centre - Terms Of Lease Offer To Lessee	01-May-2003
	Comments:	Option Date - Up to 3 years

Partie HCOA Operations (Australia) Pty Ltd Samra J Williams M

	0633	Unsigned Lease - Suites 6C-6E John Flynn Medical Centre	01-Mar-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd Echotech Pty Ltd

Friday, 17 October 2003	Page 46 of 247

Category	Barcode	Title	Doc. Date
	0634	Lease Dated 19-Jul-2000 - Suite 6F - John Flynn Medical Centre	19-Jul-2000
	Comments:	Option Date - 1 x 3 years

Partie HCOA Operations (Australia) Pty Ltd Sootcha (No 256) Pty Ltd

	0635	Anstat Planning Certificate - John Fawkner	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0636	Letter Dated 17-Apr-2003 - Suite 6G - John Flynn Medical Centre	17-Apr-2003
	Comments:	Option Date - Up to 5 years

Partie HCOA Operations (Australia) Pty Ltd C Wealthe Pty Ltd

	0637	Letter Dated 01-Jun-1993 - Kiosk - Knox Pte Hospital	Undated
Comments:

Partie Australian Hospital Care (Knox) Pty Ltd Hudson C Hudson S

	0638	Letter Dated 19-Nov-1993 - Kiosk - Knox Private Hospital	01-Jul-1993
	Comments:	Option Date - 2 x 2 years

Partie Australian Hospital Care (Knox) Pty Ltd Hudson C Hudson S

	0639	Letter Dated 17-Jan-1996 - Kiosk - Knox Pte Hospital	Undated
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd Hudson C Hudson S

Friday, 17 October 2003	Page 47 of 247

Category	Barcode	Title	Doc. Date
	0640	Udated Agreement for Lease - with lease annexed - Pharmacy Knox Pte Hospital	01-Oct-1987
Comments:
Partie Gelb J Australian Hospital Care (Knox) Pty Ltd

	0641	Residential Tenancy Agreement dated 7 Sep 2000 - 6 Ainsdale Court Wantirna	14-Sep-2000
Comments:
Partie Taylor K Australian Hospital Care (Knox) Pty Ltd (Knox Private Hospital)

	0642	Letter Dated 12-May-2003 - Suite 2 - Linacre Pte Hospital	05-Jun-2003

	Comments:	Option Date - 1 x 2 years

Partie HCOA Operations (Australia) Pty Ltd Ransome C

	0650	Letter dated 11 Apr 2001 - Consulting Rooms 13-14 - First Floor - Masada Hospital	11-Apr-1961
Comments:
Partie Kleid S

	0651	Undated Lease - Suite 12 - Mount Medical Centre - 146 Mounts Bay Road - Perth	01-Dec-1999

	Comments:	Option - 2 x 5 years

Partie AME Properties Pty Ltd Mount Physiotherapy and Rehabilitation Services

	0652	Lease dated 18 Nov 1998 - Suite 26 Mount Medical Centre - Perth	01-Jun-1998
Comments:
Partie AME Properties Pty Ltd R. H. Edis Pty Ltd

	0653	Variation of lease dated 11-Aug-2000 - Suite 26 - Mount Medical Centre - Perth	Undated
Comments:
Partie AME Hospitals Pty Ltd R. H. Edis Pty Ltd

Friday, 17 October 2003	Page 48 of 247

Category	Barcode	Title	Doc. Date
	0654	Lease dated 22 Nov 1991 - North Suites 11-12 Medical Centre Gosford	0l-Jan-1991
	Comments:	Option 1 x 3

Partie Caska P HCOA Operations (Australia) Pty Ltd

	0655	Car Parking Licence Agreement dated 22 Nov 1991 - North Gosford	22-Nov-1991
Comments:

Partie HCOA Operations (Australia) Pty Ltd Caska P

	0657	Agreement for Lease dated 08-Sep-1995 - Suite 5 Ground Floor Pindara Pte Hospital	08-Sep-1995
	Comments:	Option - 1 x 3 years

Partie Scamp T Australian Hospital Care Pty Ltd

	0658	Deed of Extension of Lease - Undated - Suite 5 Ground Floor Pindara Pte Hospital	01-Jul-1998
Comments:

Partie Australian Hospital Care Pty Ltd Scamp T

	0659	Letter dated 23 Mar 2001 - Suite 5 Ground Floor Pindara Pte Hospital	Undated
Comments:

Partie Australian Hospital Care Pty Ltd Scamp T

	0660	Letter of Offer and Acceptance dated 26 Aug 1996 - Shepparton Pte Hospital	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Shepparton Anaesthetic Group

	0661	Offer and Acceptance letter dated 18 Dec 1996 - Shepparton Pte Hospital	18-Dec-1996
Comments:

Partie HCOA Operations (Australia) Pty Ltd Nanayakkara N

Friday, 17 October 2003	Page 49 of 247

Category	Barcode	Title	Doc. Date
	0663	Anstat Planning Certificate - Masada	Undated
Comments:

Partie Australian Hospital Care (MPH) Pty Ltd

	0664	Anstat Planning Certificate - Mentone	Undated
Comments:

Partie Howanor Realty Proprietary Limited

	0665	Anstat Planning Certificate - The Avenue	Undated
Comments:

Partie Australian Hospital Care (The Avenue) Pty Ltd

	0666	Anstat Planning Certificate - Warringal	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0667	Anstat Planning Certificate - Ringwood	Undated
Comments:

Partie Australian Hospital Care (Ringwood) Pty Ltd

	0668	Anstat Planning Certificate - Mount Waverley	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0669	Anstat Planning Certificate - Knox	Undated
Comments:

Partie Australian Hospital Care (Knox) Pty Ltd

	0670	Anstat Planning Certificate - Bayside	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 50 of 247

Category	Barcode	Title	Doc. Date
	0671	Anstat Planning Certificate - Vic Rehab North	Undated
Comments:

Partie Australian Hospital Care (Dorset) Pty Ltd

	0672	Anstat Planning Certificate - Cotham	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0673	Easement 5836759U - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0674	Easement 5954319Q - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0675	Easement 5148897S - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0676	Easement 5045062W - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0677	Easement 3893577D - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0678	Easement 3799414J - St George	Undated
Comments:

Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 51 of 247

Category	Barcode	Title	Doc. Date
	0679	Easement 3703050N - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0680	Easement 3326363R - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0681	Easement 2300069M - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0682	Easement 2616798M - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0683	Easement 2318148K	Undated
Comments:

Partie AME Properties Pty Ltd

	0684	Easement 2327014N - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0685	Easement 2330332E - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0686	Easement 2496842A - St George	Undated
Comments:

Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 52 of 247

Category	Barcode	Title	Doc. Date
	0687	Easement 2459049E - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0688	Easement 2362929L - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0689	Easement 2361674Y - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0690	Easement 2362202N - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0691	DP 266632 - St George - Lot 1 DP 859288	Undated
Comments:

Partie AME Properties Pty Ltd

	0692	Easement 2316468H - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	0693	Covenant B266104 - Castle Crag - Folio 1-701559	Undated
Comments:

Partie AME Properties Pty Ltd

	0694	Covenant B291904 - Castle Crag - Folio 1-701559	Undated
Comments:

Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 53 of 247

Category	Barcode	Title	Doc. Date
	0695	Covenant C4738 - Castle Crag - Folio 1-701559	Undated
	Comments:	A Complete Document Appears at Document 0598

Partie AME Properties Pty Ltd

	0696	Covenant B694924 - Castle Crag - Folio 1-701559	Undated
Comments:

Partie AME Properties Pty Ltd

	0697	Transfer R448643 - Nowra - Folio 32-814820	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0698	Plan DP814820 - Nowra - Folio 32-814820	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0699	Plan DP602065 - Nowra - Folio 32-814820	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0700	Transfer R295879 - Port Macquarie - Folio 1-793705	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0701	Plan DP793705 - Port Macquarie - Folio 1 - 793705	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0702	Certificate of Title Reference - 50046922 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 54 of 247

Category	Barcode	Title	Doc. Date
	0703	Lease - 700451208 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0704	Sub-Lease - 701016903 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0705	Sub-Lease - 700882313 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0706	Sub-Lease 701278350 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0707	Sub-Lease 701301413 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0708	Amendment - 70360232 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0709	Sub-Lease - 703921833 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0710	Lease - 700815072 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 55 of 247

Category	Barcode	Title	Doc. Date
	0711	Amendment - 702783326 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0712	Lease - 701125692 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0713	Lease - 70135112 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0714	Transfer - 704792416 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0715	Lease - 701448802 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0716	Amendment - 703712881 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0717	Lease - 701494131 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0718	Lease - 701648141 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 56 of 247

Category	Barcode	Title	Doc. Date
	0719	Lease - 701712400 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0720	Lease - 701734283 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0721	Lease - 702818192 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0722	Amendment - 703954488 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0723	Amendment - 706041525 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0724	Lease - 702818195 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0725	Amendment - 703954495 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0726	Amendment - 706041529 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 57 of 247

Category	Barcode	Title	Doc. Date
	0727	Lease - 702818197 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0728	Amendment - 703954501 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0729	Amendment - 706041535 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0730	Lease - 702818200 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0731	Amendment - 703954510 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0732	Lease - 703921829	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0733	Amendment - 706041538 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0734	Lease - 704175626 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 58 of 247

Category	Barcode	Title	Doc. Date
	0735	Lease - 704346104 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0736	Lease - 704346106 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0737	Lease - 704346110 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0738	Mortgage - 706762537 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0739	lease - 704352755 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0740	Mortgage - 706762539 - John Flynn	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0741	Certificate of Title Reference - 17118226 - St Andrews	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0742	Easement - 602548016 - St Andrews	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 59 of 247

Category	Barcode	Title	Doc. Date
	0743	Certificate of Title Reference - 50206245 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0744	Easement - 602009803 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0745	Easement - 601164018 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0746	Easement - 601164019 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0747	Easement - 702454412 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0748	Easement - 702454413 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0749	Easement - 702454424 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0750	Easement - 702454425 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 60 of 247

Category	Barcode	Title	Doc. Date
	0751	Easement - 702454426 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0752	Easement - 702454434 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0753	Easement - 702454435 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0754	Easement - 702454436 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0755	Easement - 702454437 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0756	Easement - 702454438 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0757	Easement - 702454441 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0758	Easement - 702454442 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 61 of 247

Category	Barcode	Title	Doc. Date
	0759	Easement - 702454443 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0760	Easement - 702454446 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0761	Easement - 702454447 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0762	Easement - 702454448 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0763	Certificate of Title Reference - 17094019 - St Andrews	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0764	Lease 601762109 - St Andrews - Title Reference - 17094019 - St Andrews	0l-Jul-1970
Comments:

Partie Hospital Corporation Australia Pty Ltd The Southern Electric Authority of Queensland

	0765	Lease 701488066 - St Andrews	0l-Jan-1995
Comments:

Partie Hospital Corporation Australia Pty Ltd Topaz Nominees Pty Ltd

	0766	Amendment 701488069 - St Andrews	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Topaz Nominees Pty Ltd

Friday, 17 October 2003	Page 62 of 247

Category	Barcode	Title		Doc. Date
	0767	Sub-Lease 703112454 - St Andrews - Topaz Nominees Pty Ltd - Sub-lessor Pty Ltd - Sub-Lessee	Queensland Medical Imag	0l-Jan-1995
Comments:

Partie Hospital Corporation Australia Pty Ltd Topaz Nominees Pty Ltd Queensland Medical Imaging Pty Ltd

	0768	Amendment 704035519 - St Andrews		Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Topaz Nominees Pty Ltd

	0769	Certificate of Title Reference - 50255756 - NW Brisbane		Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0770	Lease - 704054470 - NW Brisbane		Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0771	Certificate of Title Reference - 50192419 - NW Brisbane		Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0772	Certificate of Title Reference - 30460209 - Hillcrest		Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0773	Certificate of Title Reference - 50192420 - NW Brisbane		Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0774	Certificate of Title Reference - 50206318 - Sunnybank		Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 63 of 247

Category	Barcode	Title	Doc. Date
	0775	Certificate of Title Reference - 50206320 - Sunnybank	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0776	Certificate of Title Reference - 30602008 - Hillcrest	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0777	Lease 601365148 - Hillcrest	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0778	Transfer 701314442 - Hillcrest	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0779	Amendment - 701857975	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0780	Lease - 704436628 - Hillcrest	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	0781	Certificate of Title Reference - 50240054 - NW Brisbane	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	0782	Transfer of Easement 601449470 - NW Brisbane	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 64 of 247

Category	Barcode	Title	Doc. Date
	0783	Transfer of Easement 601449471 - NW Brisbane	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0784	Transfer of Easement 601175434 - NW Brisbane	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0785	Easement 702155032 - NW Brisbane	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0786	Amendment 702892585 - NW Brisbane	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0787	Easement - 702892623 - NW Brisbane	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0788	Title Reference - 50051013 - Belmont	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

	0789	Easement 601120755 - Belmont	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

	0790	Title Reference - 18714181 - Caloundra	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 65 of 247

Category	Barcode	Title		Doc. Date
	0791	Easement 601191129 - Caloundra		Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

	0792	Easement 601266956 - Caloundra		Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

	0793	Lease 702809361 - Caloundra		0l-Feb-1996
Comments:
Partie Organ Imaging Pty Ltd

	0794	Title Ref - 18785015 - Nambour Selangor		Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd

	0795	Easement 601153665 - Nambour Selangor - Doughty H and Kenyon E - Grantor Authority of Queensland - Grantee	The Southern Elect	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd Doughty H Kenyon E Southern Electric Authority of Queensland

	0796	Transfer 703441723 of Easement -Nambour Selangor - Lessee	The South East Queensland Electric Board and Others - Crown South East Queensland Electricity Corporation Ltd - Applicant	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd South East Queensland Electricity Board and Others South East Queensland Electricity Corporation Ltd

Friday, 17 October 2003	Page 66 of 247

Category	Barcode	Title		Doc. Date
	0797	Easement 601153666 - Nambour Selangor - Doughty H and Kenyon E - Grantor Authority of Queensland - Grantee	The Southern Elect	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd Doughty H Kenyon E Southern Electric Authority of Queensland

	0798	Transfer 703628271 of Easement - Nambour Selangor - The Southern Electric Authority - Transferor Queensland Electricity Corporation Ltd - Transferee	South E	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd Southern Electric Authority of Queensland South East Queensland Electricity Corporation Ltd

	0799	Transfer 703442442 - Nambour Selangor - South East Queensland Electricity Board - Crown Lessee Electricity Corporation Ltd - Applicant	South East Queensland	Undated
Comments:
Partie Hospital Corporation Australia Pty Ltd South East Queensland Electricity Corporation Ltd South East Queensland Electricity Board

	0800	Lease 702816057 - Nambour Selangor - Organ Imaging Pty Ltd - Lessee Australia Ltd - Lessor	Medical Benefits Fund	02-Mar-1998
Comments:
Partie Hospital Corporation Australia Pty Ltd Medical Benefits Fund of Australia Ltd Organ Imaging Pty Ltd

	0801	Lease 703973592 - Nambour Selangor		06-Sep-1999
Comments:
Partie Hospital Corporation Australia Pty Ltd IVF Queensland Sunshine Coast Pty Ltd

Friday, 17 October 2003	Page 67 of 247

Category	Barcode	Title	Doc. Date
	0802	Certificate of Title Volume 9855 Folio 253 - Ringwood	Undated
Comments:
Partie Australian Hospital Care (Ringwood) Pty Ltd

	0803	Plan of Consolidation 169077W - Ringwood	Undated
Comments:
Partie Australian Hospital Care (Ringwood) Pty Ltd

	0804	Certificate of Title Volume 10071 Folio 494 - Vic Rehab North	Undated
Comments:
Partie Australian Hospital Care (Dorset) Pty Ltd

	0805	Plan of Consolidation 352297W - Vic Rehab North	Undated
Comments:
Partie Australian Hospital Care (Dorset) Pty Ltd

	0806	Certificate of Title Volume 9764 Folio 345 - Masada	Undated
Comments:
Partie Australian Hospital Care (MPH) Pty Ltd

	0807	Certificate of Title Volume 1454 Folio 73 - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

	0808	Diagram 71591 - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

	0809	Certificate of Title Volume 1559 Folio 205 - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

Friday, 17 October 2003	Page 68 of 247

Category	Barcode	Title	Doc. Date
	0810	Easement B874992E - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

	0811	Easement B874993E - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

	0812	Easement B874986 - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

	0813	Easement B874987 - Glengarry	Undated
Comments:
Partie Hadassah Pty Ltd

	0814	Certificate of Title Volume 2146 Folio 609 - Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

	0815	Strata Plan 34950 - Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

	0816	Easement G957259E - Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

	0817	Certificate of Title Volume 2146 Folio 616 - Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 69 of 247

Category	Barcode	Title	Doc. Date
	0818	Certificate of Title Volume 2146 Folio 617 - 146 Mounts Bay Road - Perth	Undated
Comments:
Partie AME Properties Pty Ltd

	0819	Certificate of Title Volume 2146 Folio 619 - Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

	0820	Certificate of Title Volume 2146 Folio 620 - 146 Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

	0821	Diagram 68225 - 162 Mounts Bay Road - Perth	Undated
Comments:
Partie AME Properties Pty Ltd

	0822	Certificate of Title Volume 2146 Folio 621 - Mounts Bay Road	Undated
Comments:
Partie AME Properties Pty Ltd

	0823	Covenant - Book 2077 No 40 - Lingard - Folio 1-1005484 & Folio 2-1005484	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0825	Covenant - Book 2397 No 356 - Lingard - Folio 1-1005484 & Folio 2-1005484	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0827	Covenant - Book 1146 No 610 - Lingard - Certificate of Title Folio 30-4-111239	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 70 of 247

Category	Barcode	Title	Doc. Date
	0829	Covenant - Book 1180 No 167 - Lingard - Certificate of Title Folio 28-4-111239	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0831	Covenant - Book 1182 No 967 - Lingard - Certificate of Title Folio 27-4-111239	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0833	Covenant - Book 3825 No 609 - Lingard - Certificate of Title Folio 32-4-111239	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0834	Covenant - Book 1143 No 999 - Lingard - Certificate of Title Folio 31-4-111239	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0835	Covenant - Book 1432 No 23 - Lingard - Folio - 101-624483	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0836	Covenant - Book 1124 No 876 - Lingard - Folio 101-624483	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0837	Covenant - Book 1341 No 724 - Lingard - Folio 101-624483	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0838	Covenant - Book 1426 No 592 - Lingard - Folio 101-624483	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 71 of 247

Category	Barcode	Title	Doc. Date
	0839	Transfer - A064688 - Warners Bay - Certificate of Title Folio 1-34935	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0840	Lease 971902C - Warners Bay - Certificate of Title Folio 1-34935	0l-Jul-1994
Comments:
Partie HCOA Operations (Australia) Pty Ltd Hospital Corporation Australia Pty Ltd

	0841	Certificate of Title Volume 4582 Folio 357 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0842	Certificate of Title Volume 9860 Folio 546 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0843	Plan of Consolidation CP101024 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0844	Caveat AB836429Q - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd Citipower Pty Ltd

	0845	Certificate of Title Volume 10142 Folio 465 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0846	Plan of Consolidation - PC351341C - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

Friday, 17 October 2003	Page 72 of 247

Category	Barcode	Title	Doc. Date
	0847	Certificate of Title Volume 9356 Folio 532 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0848	Certificate of Title Volume 9356 Folio 550 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0849	Plan of Strata Subdivision - 14291 - The Avenue	Undated
Comments:
Partie Australian Hospital Care (The Avenue) Pty Ltd

	0850	Certificate of Title Volume 10170 Folio 865 Warringal	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0851	Certificate of Title Volume 10170 Folio 866 Warringal	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0852	Certificate of Title Volume 10170 Folio 869 Warringal	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0853	Certificate of Title Volume 10170 Folio 871 Warringal	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0854	Certificate of Title Volume 10170 Folio 878 Warringal	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 73 of 247

Category	Barcode	Title	Doc. Date
	0855	Plan of Subdivision PS 321255A Warringal	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0856	Certificate of Title Volume 10111 Folio 854 - Wangaratta	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0857	Plan of Subdivision PS322619G - Wangaratta	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0858	Certificate of Title Volume 10262 Folio 527 Bayside - Linacre	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0859	Plan of Consolidation PC359767W - Bayside - Lincare	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0860	Section 173 AGMT U198308W - Bayside - Linacre	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd Bayside City Council

	0861	Certificate of Title Volume 8544 Folio 790 - Cotham	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0862	Certificate of Title Volume 8453 Folio 775 - Cotham	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 74 of 247

Category	Barcode	Title	Doc. Date
	0863	Plan of Subdivision LP62044 - Cotham	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0864	Certificate Volume 8144 Folio 156 - Mount Waverley	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0865	Certificate of Title Volume 8160 Folio 579 - Mount Waverley	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0866	Plan of Subdivision LP34506 - Mount Waverley	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0867	Certificate of Title Volume 10018 Folio 369 - Mount Waverley	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0868	Plan of Subdivision PS301233Y - Mount Waverley	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0869	Certificate of Title Volume 10289 Folio 397 - Shepparton	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0870	Plan of Subdivision PS402096T - Shepparton	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 75 of 247

Category	Barcode	Title	Doc. Date
	0871	Certificate of Title Volume 10380 Folio 054 - Knox	Undated
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd (Formerly Fencott Pty Ltd)

	0872	Caveat V008813Y - Knox	Undated
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd Eastern Energy Ltd

	0873	Certificate of Title Volume 9578 Folio 776 - Knox	Undated
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd

	0874	Plan of Subdivision 62265 - Knox	Undated
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd

	0875	Lease W394591J - Knox - Part Certificate of Title Volume 10380 Folio 054 & Volume 9578 Folio 776	0l-Jul-1997
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd Dunin A

	0876	Caveat No R899508X - Knox - Certificate of Title Volume 9578 Folio 776 & Volume 10380 Folio 054 - Formerly Volume 9541 Folio 593-	Undated
Comments:
Partie Australian Hospital Care (Knox) Pty Ltd

	0877	Certificate of Title Volume 1345 Folio 668 - 21 Hislop Road - Attadale	Undated
Comments:
Partie Attadale Hospital Property Pty Ltd

	0878	Easement to City of Melville T12847-1962 - 21 Hislop Road - Attadale	Undated
Comments:
Partie Attadale Hospital Property Pty Ltd

Friday, 17 October 2003	Page 76 of 247

Category	Barcode	Title	Doc. Date
	0879	Easement to City of Melville A638292 - 21 Hislop Road Attadale	Undated
Comments:
Partie Attadale Hospital Property Pty Ltd

	0880	Certificate of Title Volume 5106 Folio 016 - Mentone - Como-	Undated
Comments:
Partie Australian Hospital Care (Como) Pty Ltd Formerly Howanor Realty Pty Ltd

	0881	Plan of Subdivision 4843 - Mentone -Como-	Undated
Comments:
Partie Australian Hospital Care (Como) Pty Ltd Formerly Howanor Realty Pty Ltd

	0882	Plan of Subdivision 86447 - Mentone - Como-	Undated
Comments:
Partie Australian Hospital Care (Como) Pty Ltd Formerly Howanor Realty Pty Ltd

	0883	Certificate of Title Volume 2146 Folio 618 - 162 Mounts Bay Road - Perth	Undated
Comments:
Partie AME Properties Pty Ltd

	0884	Easement G957260 - 162 Mounts Bay Road - Perth	Undated
Comments:
Partie AME Properties Pty Ltd

	0885	Easement H247307 - 162 Mounts Bay Road - Perth	Undated
Comments:
Partie AME Properties Pty Ltd

	0886	Certificate of Title Folio 62-877808 - Orange	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 77 of 247

Category	Barcode	Title	Doc. Date
	0887	DP 877808 - Orange	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0888	Transfer R029825 - Orange - Covenant	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0889	Certificate of Title Folio 90-1009692 - Nepean	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0890	DP 1032826 - Nepean - Easements	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0891	Certificate of Title Folio 3-650201 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0892	DP 641126 - Kareena - Easements and Restrictions	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0893	Transfer C373938 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0894	Lease 6246999M - Kareena	01-Jul-1999
Comments:
Partie HCOA Operations (Australia) Pty Ltd Cruickshank P

Friday, 17 October 2003	Page 78 of 247

Category	Barcode	Title	Doc. Date
	0895	Certificate of Title Folio 11-1003058 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0896	DP 1003058 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0897	Transfer M742642 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0898	Lease 5436382X - The Hills	01-Jan-1998
Comments:
Partie HCOA Operations (Australia) Pty Ltd Omega Services Pty Ltd Tetawo Pty Ltd Tryho Pty Ltd Serberry Pty Ltd Leweddy Pty Ltd

	0899	Lease 7503244P - The Hills	17-Oct-2000
Comments:
Partie HCOA Operations (Australia) Pty Ltd Lucent Technologies Australia Pty Ltd

	0900	Certificate of Title Folio 18-SP70247 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0901	Certificate of Title Folio 19-SP70247 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 79 of 247

Category	Barcode	Title	Doc. Date
	0902	Certificate of Title Folio 6-SP60520 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0903	Certificate of Title Folio 13-SP60520 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0904	SP60520 - The Hills	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0905	Certificate of Title Folio 11-874500 - North Gosford	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0906	DP 874500 - North Gosford	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0907	L749122 - North Gosford - Drainage Easement	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0908	M939074 - North Gosford - Covenant	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0909	Transfer R798912 - North Gosford - Covenant	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 80 of 247

Category	Barcode	Title	Doc. Date
	0910	DP607723 - North Gosford	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0911	DP612457 - North Gosford	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0912	3084839L - North Gosford - Lease	01-Jul-1995
	Comments:	This Document is Updated by Document Number 2387
Partie HCOA Operations (Australia) Pty Ltd Hampson Pathology Pty Limited

	0913	Caveat 6297938V - North Gosford	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd Council of the City of Gosford

	0914	Lease 7301668H - North Gosford	28-Aug-2000
Comments:
Partie HCOA Operations (Australia) Pty Ltd Coastal Orthopaedics Pty Limited

	0915	Certificate of Title Folio 1-111845 - MacArthur	Undated
Comments:
Partie Pruinosa Pty Limited

	0916	Certificate of Title Folio 2-111845 - MacArthur	Undated
Comments:
Partie Pruinosa Pty Limited

	0917	Certificate of Title Folio 7-38160 - MacArthur	Undated
Comments:
Partie Pruinosa Pty Limited

Friday, 17 October 2003	Page 81 of 247

Category	Barcode	Title	Doc. Date
	0918	Certificate of Title Folio 8-38160 - MacArthur	Undated
Comments:
Partie Pruinosa Pty Limited

	0919	Certificate of Title Folio 9-38160 - MacArthur	Undated
Comments:
Partie Pruinosa Pty Limited

	0920	Certificate of Title Folio 10-38160 - MacArthur	Undated
Comments:
Partie Pruinosa Pty Limited

	0921	Certificate of Title Volume 4271 Folio 161 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0922	Certificate of Title Volume 9547 Folio 211 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0923	Covenant in Transfer 941582 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0924	Covenant in Transfer 721229 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0925	Certificate of Title Volume 4103 Folio 530 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 82 of 247

Category	Barcode	Title	Doc. Date
	0926	Drainage Easement 831979 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0927	Certificate of Title Volume 4174 Folio 682 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0928	Title Plan 298482Y - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0929	Plan of Subdivision 6362 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0930	Certificate of Title Volume 6514 Folio 775 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0931	Title Plan 601012F - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0932	Certificate of Title Volume 6949 Folio 604 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0933	Title Plan 608477U - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 83 of 247

Category	Barcode	Title	Doc. Date
	0934	Certificate of Title Volume 6279 Folio 620 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0935	Covenant in Transfer 1012638 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0936	Certificate of Title Volume 8372 Folio 971 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0937	Certificate of Title Volume 3827 Folio 320 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0938	Certificate of Title Volume 3827 Folio 322 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0939	Certificate of Title Volume 3827 Folio 323 - John Fawkner	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0940	Certificate of Title Folio 5-838145 - Christo Road	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0941	Deposited Plan 838145 - Christo Road	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 84 of 247

Category	Barcode	Title	Doc. Date
	0942	Transfer P045067 - Christo Road	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0943	Certificate of Title Folio 1-793705 - Port Macquarie	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0944	Certificate of Title Folio 1-701559 - Castle Crag	Undated
Comments:
Partie AME Properties Pty Ltd

	0945	Transfer B679471R - Castle Crag	Undated
Comments:
Partie AME Properties Pty Ltd

	0946	Transfer T085117 - Castle Crag	Undated
Comments:
Partie AME Properties Pty Ltd

	0947	Certificate of Title Folio 1-34935 - Warners Bay	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0948	Certificate of Title Folio 6-SP55383 - Strathfield	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0949	Certificate of Title Folio 32-814820 - Nowra	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 85 of 247

Category	Barcode	Title	Doc. Date
	0950	Certificate of Title Folio 2-SP40489 - Nowra	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0951	Certificate of Title Folio 101-814378 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0952	Certificate of Title Folio 102-814378 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0953	DP 814378 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0954	DP 647865 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0955	DP 641126 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0956	Certificate of Title Folio Y-417162 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0957	Certificate of Title Folio 1-203024 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 86 of 247

Category	Barcode	Title	Doc. Date
	0958	Lease 6263578R - Kareena	01-Oct-1998
Comments:
Partie HCOA Operations (Australia) Pty Ltd Pathology Services Pty Limited

	0959	Variation of Lease 65095705 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd Healthcare Imaging Services Pty Limited

	0960	Certificate of Title Folio 2-203024 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0961	Certificate of Title Folio 2-20431 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0962	Certificate of Title Folio 4-20431 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0963	Transfer G608237 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0964	Transfer C373938 - Kareena	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0965	Certificate of Title Folio 1-1005484 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 87 of 247

Category	Barcode	Title	Doc. Date
	0966	Certificate of Title Folio 2-1005484 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0967	Certificate of Title Folio 1-156597 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0968	Certificate of Title Folio 101-624483 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0969	Certificate of Title Folio 25-4-111239 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0970	Certificate of Title Folio 27-4-111239 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0971	Certificate of Title Folio 28-4-111239 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0972	Certificate of Title Folio 30-4-111239 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0973	Certificate of Title Folio 31-4-111239 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 88 of 247

Category	Barcode	Title	Doc. Date
	0974	Certificate of Title Folio 32-4-111239 - Lingard	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0975	Lease 6431014 - Lingard	01-Dec-1998
Comments:
Partie HCOA Operations (Australia) Pty Ltd Pathology Services Pty Limited

	0976	Certificate of Title Folio 11 - 870782 - Strathfield	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0977	Plan of Subdivision - DP870782 - Strathfield	Undated
Comments:
Partie HCOA Operations (Australia) Pty Ltd

	0978	Certificate of Title Folio - Auto Consol 5839-81 St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0979	Transfer M411253 - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0980	Certificate of Title Folio - Auto Consol 3756-101 St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0981	Certificate of Title Folio - A-358876 - St George	Undated
Comments:
Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 89 of 247

Category	Barcode	Title	Doc. Date
	0982	Certificate of Title Folio 3 - 859288 - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0983	Lease 2917175 - St George	Undated
Comments:
Partie AME Properties Pty Ltd St George Private Hospital Nuclear Medicine Pty Ltd

	0984	Lease 5104617 - St George	12-Apr-1996
Comments:
Partie AME Properties Pty Ltd Rengin Sonmez

	0985	Lease 8957749W - St George	01-Apr-2001
Comments:
Partie AME Properties Pty Ltd McBeath P

	0986	Lease 9086198N - St George	01-May-2001
Comments:
Partie AME Properties Pty Ltd Bell R Langshaw S

	0987	Certificate of Title Folio 1-859288 - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0988	Plan DP 859288 - St George	Undated
Comments:
Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 90 of 247

Category	Barcode	Title	Doc. Date
	0989	Covenant I065070K - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0990	Easement 2241648 V - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0991	Easement 2265997J - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0992	Easement 2289571L - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0993	Easement 2283379K - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0994	Easement 2283432J - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0995	Easement 2285140M - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0996	Easement 2316465P - St George	Undated
Comments:
Partie AME Properties Pty Ltd

Friday, 17 October 2003	Page 91 of 247

Category	Barcode	Title	Doc. Date
	0997	Easement 2316466M - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0998	Easement 2316467K - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	0999	Easement 2297966Q - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	1000	Easement 7067127V - St George	Undated
Comments:
Partie AME Properties Pty Ltd

	1295	Memorandum as at 11-Sep-2003 - Missing Titles	Undated
Comments:

	2060	Memorandum as at 23 September 2003 - Hospital Sales	Undated
	Comments:	This Document is Replaced by Document Number 2555

	2105	Lease - Part of Western Wing St Andrews - Ipswich Private Hospital	29-Nov-1985
Comments:
Partie Baulkam Hills Private Hospital Pty Ltd Narkos Pty Ltd

	2106	Sub-Lease of Lease 701788251 - Suite Five First Floor AHC House Pindara Private Hospital	31-May-2000
	Comments:	Option - 2 x 3 Years

Partie Australian Hospital Care (Pindara) Pty Ltd Demi (Qld) Pty Ltd

Friday, 17 October 2003	Page 92 of 247

Category	Barcode	Title	Doc. Date
	2107	Sub-Lease - Suite 4 First Floor AHC House Pindara Private Hospital	03-Oct-1997
	Comments:	Option - 2 x 3 Years

Partie Australian Hospital Care (Pindara) Pty Ltd Sullivan K

	2108	Lease No 702326611 - Part of the Ground Floor Pindara Private Hospital	09-Jul-1997
	Comments:	Option - 5 Years Refer to Amendment to Lease 702326611 Dated 11-Feb-2003 (No 706592522)

This document is updated by 2433

Partie Australian Hospital Care (MSH) Pty Ltd Radioladmin Services Pty Ltd

	2109	Amendment of Lease No 706592522 - Part of the Ground Floor Pindara Private Hospital	11-Feb-2003
	Comments:	Refer to Lease Dated 09-Jul-1997 (No 7032326611)

This document is updated by 2434

Partie Australian Hospital Care (MSH) Pty Ltd Radioladmin Services Pty Ltd

	2110	Lease - Suite 1 Medical Centre Orange Private Hospital	27-May-2002
	Comments:	Option - 2 Years

Partie Sydney Eye Care (Investments) Pty Ltd HCOA Operations (Australia) Pty Ltd Bank A Barnes B

	2111	Amendment to Lease - Suite 11 Medical Centre North West Brisbane Private Hospital	18-Mar-2000
Comments:

Partie Relkban Pty Limited Watson R

	2112	Lease (No 701625175) - Suite 11 Medical Centre North West Brisbane Private Hospital	18-Sep-1996
	Comments:	Option - 3 Years

Partie Relkban Pty Limited Watson R

Friday, 17 October 2003	Page 93 of 247

Category	Barcode	Title	Doc. Date
	2113	Lease (No 704257024) - Suite 4 Medical Centre North West Brisbane Private Hospital	11-Jul-2000
	Comments:	Option 3 Years

Partie HCOA Operations (Australia) Pty Ltd Roger McIntosh Physiotherapy Pty Ltd

	2114	Car Park Licence - North Gosford Private Hospital	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Coastal Orthopaedics Pty Limited

	2115	Lease (Undated) - Consulting Suite - Part of Ground Floor Warringal Private Hospital	01-May-2000
	Comments:	Option - 3 Years

Partie HCOA Operations (Australia) Pty Ltd Gavin B Georgilopoulos P

	2116	Deed of Variation of Lease Dated 30-Apr-1999 - Suite 5 Wangaratta	30-Apr-1999
Comments:

Partie Hospital Corporation Australia Pty Ltd C.A.N Nominees Ltd LE Bolitho Pty Ltd Philip MacLeish Pty Ltd

	2117	Lease Dated 16-Jun-1998 - Suite 5 Wangaratta	16-Jun-1998
	Comments:	Option - 5 Years

Partie Hospital Corporation Australia Pty Ltd C.A.N Nominees Ltd LE Bolitho Pty Ltd Philip MacLeish Pty Ltd

Friday, 17 October 2003	Page 94 of 247

Category	Barcode	Title	Doc. Date
	2118	Lease Dated 03-Jun-1998 - Wangaratta Suite 4	03-Jun-1998
	Comments:	Option - 2 x 5 Years

Partie Hospital Corporation Australia Pty Ltd Barker R Sharp R Radnor M Burke D Hebbard P Bourne R

	2119	Lease Dated 16-Jun-1998 - Wangaratta Suite 3	16-Jun-1998
	Comments:	Option - 5 Years

Partie Hospital Corporation Australia Pty Ltd C.A.N Nominees Ltd

	2120	Lease Dated 16-Jun-1998 - Wangaratta Suite 2	16-Jun-1998
	Comments:	Option - 5 Years

Partie Hospital Corporation Australia Pty Ltd Martin Medical Services Pty Ltd

	2121	Assignment/Variation of Lease - Roof Area 2 John Fawkner Hospital	03-Jun-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd Lucent Technologies Australia Pty Ltd Hutchison 3G Australia Pty Ltd

	2122	Lease Dated 03-Jun-1998 - Wangaratta Suite 1	03-Jun-1998
	Comments:	Option - 5 Years

Partie Hospital Corporation Australia Pty Ltd Medbec Nominees Pty Ltd

	2123	Lease Dated 13-May-2002 - The Hills Suite 11 Medical Centre	13-May-2002
	Comments:	Option - 3 Years

Partie HCOA Operations (Australia) Pty Ltd Parsons S

Friday, 17 October 2003	Page 95 of 247

Category	Barcode	Title	Doc. Date
	2124	Sub-Lease Dated 26-Aug-1997 - Part 31 and 33 The Avenue	26-Aug-1997
	Comments:	Option - 2 Years 10 Months

Partie Australian Hospital Care (The Avenue) Pty Ltd Melbourne Orthopaedic Group Pty Ltd Thorndale Pty Ltd

	2125	Variation of Lease - Undated - The Avenue - Coffee Shop	Undated
Comments:

Partie Australian Hospital Care (The Avenue) Pty Ltd Smith D Smith M Graham I Wembley Heights Pty Ltd

	2126	Lease Dated 13-Jul-1994 - The Avenue Coffee Shop	13-Jul-1994
	Comments:	Option 3 x 3 Years

Partie Wembley Heights Pty Ltd J&G Knowles and Associates Pty Ltd Smith D Graham I Smith M

	2127	Lease - Roof Area 2 John Fawkner Hospital	26-Oct-2000
	Comments:	Option - 3 x 5 Years

Partie HCOA Operations (Australia) Pty Ltd Lucent Technologies Australia Pty Ltd

	2128	Lease - Roof Area 1 John Fawkner Hospital	13-Jul-1995
	Comments:	Option - 3 x 5 Years

Partie Hospital Corporation Australia Pty Ltd Optus Mobile Pty Ltd

Friday, 17 October 2003	Page 96 of 247

Category	Barcode	Title	Doc. Date
	2129	Lease - Suite 1 Medical Annex Hillcrest	Undated
	Comments:	Option - 3 Years

Partie Hospital Corporation Australia Pty Ltd Allbic Pty Ltd

	2131	Deed of Consent and Assignment of Lease - Shop 5 St George Private Hospital	13-Jul-1999
	Comments:	Each of the Three Versions Executed by One of the Three Parties Only

Partie AME Properties Pty Ltd Café Futuro Pty Ltd Maglasis A Maglasis T

	2132	Lease Transfer - Lease No 5104617A - Shop 4 - St George Private Hospital	06-Dec-1998
	Comments:	Refer to Document No 0984 (Lease No 5104617A)

Partie AME Properties Pty Ltd Sonmez R Phillips G

	2133	Deed of Renewal - Variation of Lease - Part of Hospital John Fawkner Hospital Suite 2 Ground Floor	23-Jan-2001
	Comments:	Option - 2 x 5 Years

Partie HCOA Operations (Australia) Pty Ltd Sulmona Collections Pty Ltd

	2134	Lease - Part of Hospital - John Fawkner Hospital Suite 2 Ground Floor	Undated
	Comments:	Option 3 x 5 Years

Partie Hospital Corporation Australia Pty Ltd Sulmona Collections Pty Ltd

	2135	Lease - Suite 5E Medical Centre John Flynn Hospital	03-Sep-2002
	Comments:	Option - 3 Years

Partie HCOA Operations (Australia) Pty Ltd Bourne Medical Services Pty Ltd

Friday, 17 October 2003	Page 97 of 247

Category	Barcode	Title	Doc. Date
	2136	Lease - Suite G1 and 1B Medical Centre John Flynn Hospital	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd L&A Services Pty Ltd

	2137	Car Park Licence - 10 Car Parking Spaces - John Flynn Hospital	17-Oct-1996
Comments:

Partie Relkban Pty Limited The Wesley Radiation Oncology Pty Ltd

	2164	Lease - Radiation Bunker Ringwood Private Hospital	Undated
Comments:

Partie Mineward Pty Ltd Emroc Pty Ltd

	2165	Heads of Agreement for Lease - Radiation Bunker Ringwood Private Hospital	Undated
Comments:

Partie Mineward Pty Ltd Partners of East Melbourne Radiation Oncology Centre

	2166	Heads of Agreement - Radiation Bunker - Ringwood Private Hospital	Undated
Comments:

Partie Mineward Pty Ltd Emroc Pty Ltd

	2167	SubLease - Part Ground Floor - John Flynn Hospital	Undated
	Comments:	Option - 01-Jan-1999 to 23-Nov-2003 and 24-Nov-2003 to 31-Dec-2005

Partie Mayne Nickless Ltd Radioladmin Services Pty Ltd

Friday, 17 October 2003	Page 98 of 247

Category	Barcode	Title	Doc. Date
	2168	Assignment of Lease of Coffee Shop - Kareena Private Hospital	04-Jan-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd Cruickshank P Katon C Katon R

	2253	Lease - Coffee Shop - Kareena Private Hospital	01-Aug-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd Katon C Katon R

	2254	Licence - Pharmacy Premises and Storage - Lady Davidson Hospital	30-Nov-2000
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd Warne R Raimoto Y

	2255	Letter - Pharmacy Premises and Storage - Lady Davidson Hospital	15-May-2002
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd Warne R Raimoto Y

	2256	Lease - Sub-Station - Linacre Private Hospital	10-Nov-1972
	Comments:	Option - 30 Years

Partie Linacre Hospital Proprietary Limited State Electricity Commission of Victoria

	2257	Lease - Ground Floor Consulting Rooms - Linacre Private Hospital	11-Sep-1997
	Comments:	Option - 2 x 5 Years

Partie Hospital Corporation Australia Pty Ltd Green S

Friday, 17 October 2003	Page 99 of 247

Category	Barcode	Title	Doc. Date
	2258	Deed of Renewal - Lease of Ground Floor Consulting Rooms - Linacre Private Hospital	17-May-2002
	Comments:	Option - 5 Years

Partie HCOA Operations (Australia) Pty Ltd Green S

	2259	Lease - Radiology Premises - Mount Waverley Private Hospital	11-Sep-1995
	Comments:	Option - 3 x 5 Years

Partie Mount Waverley and Glen Waverley Private Hospital Pty Ltd McOmish D Martin M Kermond A Poynter J Peace G Meikle R Kaminsky A Holland C Dempster R Stuckey J Leaney B Wriedt C

	2260	Deed of Variation of Lease - Radiology Premises - Mount Waverley Private Hospital	Undated
Comments:

Partie Relkban Pty Limited McOmish D Martin M Kermond A Poynter J Peace G Meikle R Kaminsky A Holland C Dempster R Stuckey J Wriedt C Leaney B

Friday, 17 October 2003	Page 100 of 247

Category	Barcode	Title	Doc. Date
	2261	Deed of Assignment of Lease - Radiology Premises - Mount Waverley Private Hospital	01-Dec-1997
Comments:

Partie Relkban Pty Limited Victorian Imaging Group (John Stuckey and Others) Victorian Imaging Group Pty Ltd Stuckey J

	2262	Deed of Renewal of Lease - Radiology Premises - Mount Waverley Private Hospital	Undated
	Comments:	Option - 2 x 5 Years

Partie HCOA Operations (Australia) Pty Ltd MIA Group Ltd

	2263	Lease - Sub-Station - Mount Waverley Private Hospital	16-May-1979
	Comments:	Option - 30 Years

Partie Mount Waverley and Glen Waverley Private Hospital Pty Ltd State Electricity Commission of Victoria

	2264	Lease - Coffee Shop - Mount Medical Centre	Undated
	Comments:	Option - 5 Years

Partie AME Properties Pty Ltd Benjay Pty Ltd

	2265	Assigment of Lease - Coffee Shop - Mount Medical Centre	Undated
Comments:

Partie AME Properties Pty Ltd Benjay Pty Ltd Mgog Tuan Ha Thi Trang Thuy Ha

	2266	Lease - Suite 13B Nepean Private Hospital	Undated
	Comments:	Option - 1 Year

Partie HCOA Operations (Australia) Pty Ltd Anthro-Sports Orthopaedics Pty Ltd

Friday, 17 October 2003	Page 101 of 247

Category	Barcode	Title	Doc. Date
	2267	Lease - Suite 7 Medical Centre - Nepean Private Hospital	01-Sep-2001
	Comments:	Option - 1 x 3 Years

Partie HCOA Operations (Australia) Pty Ltd Roberts H

	2268	Lease - Suite 12 - Medical Centre Nepean Private Hospital	24-Sep-2002
	Comments:	Option - 1 x 2 Years

Partie HCOA Operations (Australia) Pty Ltd Seex K

	2269	Lease - Suite 102 - Pindara Place - Pindara Private Hospital	01-Sep-2000
	Comments:	Option 1 x 3 Years

Partie Australian Hospital Care (MSH) Pty Ltd Flynn Administration Pty Ltd

	2270	Guarantee and Indemnity - Lease - Suite 102 Pindara Place - Pindara Private Hospital	22-Aug-2000
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd Flynn M Flynn K

	2271	Lease - Suite 108 - Pindara Place - Pindara Private Hospital	08-Dec-2000
	Comments:	Option 1 x 5 Years

Partie Australian Hospital Care (MSH) Pty Ltd Gold Coast Obstetrics and Gynaecology Specialist Services Pty Ltd

	2272	Lease - Suite 103 - Pindara Place - Pindara Private Hospital	14-Feb-2001
	Comments:	Option - 3 Years

Partie Australian Hospital Care (MSH) Pty Ltd Gold Coast Gynoscopy Pty Ltd

Friday, 17 October 2003	Page 102 of 247

Category	Barcode	Title	Doc. Date
	2392	Letter Dated 29-May-2002 - Suite 8 - Attadale Private Hospital - 21 Hislop Road - Attadale - WA	29-May-2002
Comments:

Partie Attadale Hospital Property Pty Ltd Norandus Family Trust Molloy B Molloy N

	2393	Letters Dated 10-Sep-2002 & 12-Sep-2002 Regarding Proposed Lease - Suites 7 & 8 - Caloundra Private Hospital	12-Sep-2002
	Comments:	Option Date - 3 x 3 years

Partie Hospital Corporation Australia Pty Ltd Welsh M Lane D

	2394	Agreement For and Renewal of Lease - The Breast Centre - Christo Road Private Hospital	17-Jun-1998
Comments:

Partie HCOA Operations (Australia) Pty Ltd Sunton Pty Ltd

	2395	Letter Regarding Lease - Consulting Room 1 - Cotham Private Hospital	Undated
	Comments:	Option Date - 5 years

Partie Cotham Private Hospital Marshall D

	2396	Letter Regarding Lease - Consulting Room 2 - Third Floor - Cotham Private Hospital	25-Jun-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd Jones I Millar R

	2397	Letter Regarding Lease - Radiology Clinic - Glengarry Private Hospital	19-Aug-2003
	Comments:	Option Date - 5 years

Partie Mayne Health Maga Pty Ltd

Friday, 17 October 2003	Page 103 of 247

Category	Barcode	Title	Doc. Date
	2398	Sub Lease - Radiology Clinic - Glengarry Private Hospital	Undated
	Comments:	Option Date - 1 x 4 years - 1 x 3.5 years

Partie AME Hospitals Pty Ltd Maga Pty Ltd

	2399	Letter Regarding Lease - Suite 1 - Hillcrest Rockhampton Private Hospital	01-Nov-2002
Comments:

Partie Hillcrest Private Hospital Leyden M

	2400	Letter Regarding Renewal of Lease - Suite 3 - Hillcrest Specialist Centre - Hillcrest Rockhampton Private Hospital	02-Apr-2003
Comments:

Partie Mayne Health Hillcrest Psychological and Psychiatric Services Pty Ltd

	2401	Lease - Suite 3 - Hillcrest Rockhampton Private Hospital	24-Jun-2002
	Comments:	Option Date - 1 year

Partie Hospital Corporation Australia Pty Ltd Hillcrest Psychiatric & Psychological Services Pty Ltd

	2402	Lease - John Flynn - Suite 4H	01-Oct-2000
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd TRASC Parkington Services Pty Ltd

	2403	Lease - John Flynn - Suite 5A	01-Feb-2001
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd Sheik Ibrahim Mohamed Abdool

	2404	Letter Dated 01-Apr-2003 - John Flynn - Suite 5B	01-Dec-2002
	Comments:	Option Date - 5 years

Partie HCOA Operations (Australia) Pty Ltd McColl I

Friday, 17 October 2003	Page 104 of 247

Category	Barcode	Title	Doc. Date
	2405	Letter Dated 04-Jan-2002 - John Flynn - Suite 5C	22-Jul-2002
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd Gandhi A

	2406	Lease - Suite 3E - John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	Undated
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd Duttam Pty Ltd

	2407	Letter Regarding Lease - Suite No 3F - John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	16-Apr-2003
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd Millport Trust Bidstrup Family Trust

	2408	Letter Regarding Lease - Suite No 3G - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	08-May-2001
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd Gold Coast Consultant Paediatricians Pty Ltd

	2409	Letter Regarding Lease - Suite No 4A - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	16-Apr-2003
	Comments:	Option Date - 5 years

Partie HCOA Operations (Australia) Pty Ltd Tong M

	2410	Letter Regarding Lease - Suite 4C - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	28-Aug-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd Thurnwald G

	2411	Letter Regarding Lease - Suite No 4D - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	14-May-2002
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd Cramcorp Pty Ltd

Friday, 17 October 2003	Page 105 of 247

Category	Barcode	Title	Doc. Date
	2412	Lease - Suite 4E - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	09-Dec-1997
	Comments:	Option Date - 3 years

Partie Relkban Pty Ltd John Flynn Respiratory Laboratory Ltd

	2413	Amendment of Lease - Suite 4E - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	15-Oct-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd John Flynn Respiratory Laboratory Ltd

	2414	Lease - Suite 4G - John Flynn Medical Centre - John Flynn Gold Coast Private Hospital	Undated
	Comments:	Option Date - 3 years

Partie HCOA Operations (Australia) Pty Ltd D J Turner (Medical) Pty Ltd

	2421	Anstat Planning Certificate - Vic Rehab East	Undated
Comments:

Partie Rehabilitation Holdings Pty Ltd

	2422	Section 173 Agreement Re - 12-16 and 18 Linacre Road Hampton	11-Apr-1996
Comments:

Partie Hospital Corporation Australia Pty Ltd Bayside City Council Linacre Residents Associated Incorporated HCOA

	2424	Planning Certificate - Wangaratta	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2425	Planning Certificate - Lady Davidson Private	Undated
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd

Friday, 17 October 2003	Page 106 of 247

Category	Barcode	Title	Doc. Date
	2428	Planning Certificate - Shepparton	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2429	Title Ref 50213489 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2430	Gosford City Council Planning Certificate - North Gosford Pte	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2431	Easement 601052495 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd Vainola Pty Ltd

	2432	Easement 601052498 - Pindara	Undated
Comments:

Partie Vainola Pty Ltd Australian Hospital Care (MSH) Pty Ltd

	2433	Lease 702376285 - Pindara - Pt Ground Floor - Allchurch Avenue - Benowa	01-Jan-1996
	Comments:	Option - 1 x 5 years This document updates Doc 2108.

Partie Australian Hospital Care (MSH) Pty Ltd Radioladmin Services Pty Ltd

	2434	Amendment 70659252 - Pindara	Undated
	Comments:	This document updates Doc 2109

Partie Australian Hospital Care (MSH) Pty Ltd Radioladmin Services Pty Ltd

Friday, 17 October 2003	Page 107 of 247

Category	Barcode	Title	Doc. Date
	2435	Easement 702588837 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2436	Easement 601196230 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd Council of the City of Gold Coast

	2437	Lease 704478285 - Carparking - Pindara	17-Jul-2000
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd The Body Corporate “Pindara Place” Cts 25526

	2438	Planning Certificate - Willoughby City Council - Castlecrag	Undated
Comments:

	2439	Planning Certificate - Kogarah Council - St George	Undated
Comments:

Partie AME Properties Pty Ltd

	2440	Penrith City Council Planning Certificate - Nepean Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2441	Lake Macquarie Planning Certificate - Warners Bay	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2442	Campbelltown City Planing Certificate - Macarthur Pte	Undated
Comments:

Partie Pruinosa Pty Limited

Friday, 17 October 2003	Page 108 of 247

Category	Barcode	Title	Doc. Date
	2449	Survey Plan SP 100736 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2505	Letter regarding Lease - Suite C First Floor East Wing - John Fawkner Moreland Private Hospital	11-Jun-2002
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Lynch B

	2506	Letter regarding Lease - Suite D First Floor East Wing - John Fawkner Moreland Private Hospital	11-Jun-2002
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Westmore D

	2507	Letter Regarding Lease - Suite A First Floor John Fawkner - Moreland Private Hospital	20-May-2002
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Basham A

	2508	Letter Regarding Lease - Suite F First Floor East Wing - John Fawkner Moreland Private Hospital	09-Oct-2002
	Comments:	Option - 5 years

Partie HCOA Operations (Australia) Pty Ltd Stefanou G

	2509	Letter Regarding Lease - Suite G First Floor East Wing - John Fawkner Moreland Private Hospital	20-May-2002
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Chamberlain M

	2510	Letter Regarding Lease - Consulting Rooms - John Fawkner - Moreland Private Hospital	14-0ct-2002
	Comments:	Options - 5 years

Partie HCOA Operations (Australia) Pty Ltd John Fawkner Cardiology

Friday, 17 October 2003	Page 109 of 247

Category	Barcode	Title	Doc. Date
	2511	Letter Regarding Lease - Suite No 1D - John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	21-Jun-2002
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd GD Data Pty Ltd

	2512	Letter Regarding Lease - Suite No 3D - John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	15-Apr-2003
	Comments:	Option - 3 years

Partie Lapsburg Pty Ltd HCOA Operations (Australia) Pty Ltd

	2513	Letter Regarding Lease - Suite 3C John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Phillip Allen Orthopaedic Pty Ltd

	2514	Letter Regarding Renewal of Lease - Suite 3B John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	12-Jun-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd GR Henderson Development Associates Pty Ltd

	2515	Letter Regarding Lease - Suite No3A John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	02-Jun-2003
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Cromasoe Pty Ltd

	2516	Letter Regarding Lease - Suite No2A John Flynn Medical Centre - John Flynn - Gold Coast Private Hospital	24-Apr-2003
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Margin C

Friday, 17 October 2003	Page 110 of 247

Category	Barcode	Title	Doc. Date
	2517	Lease - Suite 27 Mount Waverley Centre - Mount Waverley Private Hospital	Undated
	Comments:	Option - 5 years

Partie AME Properties Pty Ltd Brems Pty Ltd QJ Pty Ltd The Lung Function Services

	2518	Lease - Kiosk - Mount Waverley Private Hospital	Undated
	Comments:	Option - 2 x 3 years

Partie McLaughlin M HCOA Operations (Australia) Pty Ltd

	2519	Letters regarding Lease - Suite 15 Second Floor - Nepean Private Specialist Centre - Nepean Private Hospital	02-May-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd Doundy K

	2520	Letter Regarding Lease - House erected on site B - Nambour Selangor Private Hospital	03-Jan-2002
Comments:

Partie Hospital Corporation Australia Pty Ltd IVF Queensland Sunshine Coast Pty Ltd

	2521	Lease - House erected on Site B - Nambour Selangor Private Hospital	25-Jan-2000
	Comments:	Option - 3 years

Partie IVF Queensland Sunshine Coast Pty Ltd Hospital Corporation Australia Pty Ltd

	2522	Letter Regarding Renewal of Lease - Orthopaedic Suite - Suite 1 Ground Floor - North Gosford Private Hospital	25-Jun-2002
	Comments:	Option - 3 years

Partie HCOA Operations (Australia) Pty Ltd Coastal Orthopaedics Pty Limited

Friday, 17 October 2003	Page 111 of 247

Category	Barcode	Title	Doc. Date
	2523	Car Parking Licence Agreement - Parking Space No 6 - Car Park - North Gosford Private Hospital - Suite 3	Undated
Comments:

Partie NGPH Pty Ltd Dawjoh Pty Ltd

	2524	Lease - Unit 3 - North Gosford Medical Centre - North Gosford Private Hospital	01-Jul-1992
	Comments:	Option - 5 years

Partie NGPH Pty Ltd Dawjoh Pty Ltd

	2525	Lease - Suites 7 and 8 - North Gosford Medical Centre - North Gosford Private Hospital	Undated
	Comments:	Option - 3 years

Partie NGPH Pty Ltd W.A. Craig Johnston Pty Ltd

	2526	Car Parking Licence Agreement - Car Parking Space No 5 - North Gosford Private Hospital	Undated
Comments:

Partie NGPH Pty Ltd W.A. Craig Johnston Pty Ltd

	2527	Deed - Put Option - The Hills Private Hospital - Lot 9 in SP60520	09-Jun-2000
Comments:

Partie HCOA Operations (Australia) Pty Ltd Calese Pty Ltd

	2528	Deed - Put Option - The Hills Private Hospital - Lot 10 in SP60520	09-Jun-2000
Comments:

Partie HCOA Operations (Australia) Pty Ltd Calese Pty Ltd

	2529	Deed - Put Option - The Hills Private Hospital - Lot 12 SP60520	30-Jun-2000
Comments:

Partie HCOA Operations (Australia) Pty Ltd The Hills Gynoscopy Centre Pty Ltd

Friday, 17 October 2003	Page 112 of 247

Category	Barcode	Title	Doc. Date
	2541	Contract for Sale - Suite 1 the Hills Private Hospital Specialist Medical Centre - Baulkham Hills NSW - Part Folio 4/SP60520	21-Sep-2001
Comments:
Partie Debrene Pty Ltd HCOA Operations (Australia) Pty Ltd

	2542	Put Option - Suite 1 The Hills Private Hospital Specialist Medical Centre - Part Folio 4/SP60520	21-Sep-2001
Comments:

Partie HCOA Operations (Australia) Pty Ltd Debrene Pty Ltd

	2543	Contract for Sale - 9 Burrabil Avenue North Gosford - Folio Identifier 11/874500	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 11 & 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2544	Contract for Sale - 10 Jarrett Street North Gosford - Folio Identifier 1/242369	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2545	Contract for Sale - 8 Jarrett Street North Gosford - Folio Identifier 2/242369	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2546	Contract for Sale - 74 Etna Street North Gosford - Folio Identifier 2/23399	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2547	Contract for Sale - 72 Etna Street North Gosford - Folio Identifier 1/23399	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

Friday, 17 October 2003	Page 113 of 247

Category	Barcode	Title	Doc. Date
	2548	Contract for Sale - 76 Etna Street North Gosford - Folio Identifier 3/23399	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2549	Contract for Sale - 78 Etna Street North Gosford - Folio Identifier 4/23399	02-Jul-2001
	Comments:	Please note - missing pages 4, 6, 8, 10 and posssibly 12 of the pro-forma Contract for the Sale of Land - 2000 Edition

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2550	Contract for Sale - 78 Etna Street North Gosford - Folio Identifier 5/23399	02-Jul-2001
Comments:

Partie HCOA Operations (Australia) Pty Ltd Thomas Paul Constructions Pty Ltd

	2555	Memorandum as at 8 October 2003 - Hospital Sales - North Gosford and The Hills	08-Oct-2003
	Comments:	This Document Replaces Document Number 2060

	2556	Mayne Hospitals - Properties Committed for Sale - Sold	Undated
	Comments:	This Document Relates to Documents Numbered 2060 and 2555

	2558	Deed - Put and Call Option - The Hills Private Hospital - Lot 2 in SP60520	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Specialist Oncology Property Pty Limited

	2560	Lease - John Fawkner Hospital - 275 Moreland Rd - Coburg - Lower Ground Floor	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Klempfner G Pryde A

Friday, 17 October 2003	Page 114 of 247

Category	Barcode	Title	Doc. Date
	2562	Lease - Linacre Private Hospital - 12 Linacre Rd - Hampton - Part Ground Floor	04-Jun-1999
	Comments:	Option Date - 3 x 5 years

Partie Hospital Corporation Australia Pty Ltd Klempfner G Pryde A

	2563	Assignment of Lease - John Fawkner Hospital - 275 Moreland Rd - Coburg - Lower Ground Floor	27-Jul-2001
	Comments:	Refer to Document Number 2560 - Schedule 1 to this Document

Partie Hospital Corporation Australia Pty Ltd Radclin Medical Imaging Partnership Radclin Medical Imaging Pty Ltd Klempfner G Pryde A

	2564	Assignment of Lease - Linacre Private Hospital - 12 Linacre Rd - Hampton - Part Ground Floor	27-Jul-2001
	Comments:	Refer to Document 2562 - Lease - Schedule 1 to this Document

Partie Hospital Corporation Australia Pty Ltd Radclin Medical Imaging Partnership Radclin Medical Imaging Pty Ltd Klempfner G Pryde A

	2584	Planning Permit 13-3 - Cotham Private Hospital	Undated
Comments:

		Partie HCOA Operations (Australia) Pty Ltd	Undated

	2585	Plan of Subdivision - North Gosford
Comments:

	2618	Sutherland Shire Council Planning Certificate - Kareena	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 115 of 247

Category	Barcode	Title	Doc. Date
	2619	Burwood Council Planning Certificate - Strathfield	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2624	Newcastle City Council Planning Certificate - Lingard .	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2625	Newcastle City Council Planning Certificate - Christo Pte	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2626	Shoalhaven City Council Planning Certificate - Nowra	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2627	Baulkham Hills Shire Council Planning Certificate - The Hills Private	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2628	WA Planning Commission Certificate - Attadale	Undated
Comments:

Partie Attadale Hospital Property Pty Ltd

	2629	WA Planning Commission Certificates - 9 - Mount Hospital	Undated
Comments:

Partie AME Properties Pty Ltd

	2630	WA Planning Commission Certificate - Glengarry	Undated
Comments:

Partie Hadassah Pty Ltd

Friday, 17 October 2003	Page 116 of 247

Category	Barcode	Title	Doc. Date
	2633	Planning Certificate - Caloundra	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2635	Planning Certificate - John Flynn Gold Coast	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2637	Planning Certificate - St Andrews Ipswich	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2638	Planning Certificate - Nambour Selangor Pte	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2639	Planning Certificate - Hillcrest Rockhampton	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2641	Planning Certificate - North West Pte	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2642	Planning Certificate - Sunnybank Pte	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2643	Planning Certificate - Belmont Pte	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

Friday, 17 October 2003	Page 117 of 247

Category	Barcode	Title	Doc. Date
	2724	Deed Between HCoA Operations Australia Pty Limited and Gosford City Council	25-Feb-2002

	Comments:	Attached Deed Dated 27-Feb-1997 This is Deed No 283573

Partie HCOA Operations (Australia) Pty Ltd Council of the City of Gosford

	2755	Folio - 1/SP57262 - Orange Medical Centre	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2756	Folio - 2/SP57262 - Orange Medical Centre	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2783	Folio - 3/SP57262 - Orange Medical Centre	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2784	Lease 5291902B - Orange Medical Centre - Kiosk at Dudley Private Hospital - Orange	02-Aug-1998
	Comments:	Option Date - 1 x 3 years

Partie Hospital Corporation Australia Pty Ltd Porter C

	2785	Folio 4/SP57262 - Orange Medical Centre	Undated
Comments:

	2786	Folio 5/SP57262 - Orange Medical Centre	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2787	Title Ref: 50216083 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

Friday, 17 October 2003	Page 118 of 247

Category	Barcode	Title	Doc. Date
	2788	Title Ref: 50216084 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2789	Title Ref: 50216085 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2790	Title Ref: 50216086 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2791	Title Ref: 50216087 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2792	Title Ref: 50216088 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2793	Title Ref: 50216089 - Pindara	Undated
Comments:

		Partie Australian Hospital Care (MSH) Pty Ltd	Undated

	2794	Title Ref: 50216094 – Pindara
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2795	Title Ref: 50216095 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

Friday, 17 October 2003	Page 119 of 247

Category	Barcode	Title	Doc. Date
	2796	Title Ref: 50216096 - Pindara	Undated
Comments:

Partie Australian Hospital Care (MSH) Pty Ltd

	2797	Planning Certificate - Nowra - Lot 2 - SP 40489	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2798	NSW Heritage Register Search - Lady Davidson	Undated
Comments:

Partie Australian Hospital Care (Lady Davidson) Pty Ltd

	2799	Title Ref - 50255755 - North West Brisbane	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2800	Title Ref - 50255757 - North West Brisbane	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2801	Folio 10-733898 - Dudley Orange Pte	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2802	Title Vol 9096 Fol 155 - The Avenue	Undated
Comments:

Partie Australian Hospital Care (The Avenue) Pty Ltd

	2803	Land Information Certificate - Attadale	Undated
Comments:

Partie Attadale Hospital Property Pty Ltd

Friday, 17 October 2003	Page 120 of 247

Category	Barcode	Title	Doc. Date
	2804	Folio - 8-SP60520 - The Hills Pte NSW	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2805	Folio - 11-SP60520 - The Hills Pte NSW	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2806	Folio - 14-SP60520 - The Hills Pte NSW	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2807	Folio - 15-SP60520 - The Hills Pte NSW	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2808	Folio - 16-SP60520 - The Hills Pte NSW	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2809	Folio - 17-SP60520 - The Hills Pte NSW	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2810	S 149 Planning Certificate - Dudley Private Hospital - Orange	07-Oct-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2830	Letter Dated 15-Oct-2003 With Attached Draft Disclosure Statement Draft Agreement to Lease - Draft Lease - Shepparton Hospi	Undated
Comments:

Partie HCOA Operations Pty Ltd Focus Infrastructure Pty Ltd

Friday, 17 October 2003	Page 121 of 247

Category	Barcode	Title	Doc. Date
	2831	Deed - Nepean Private Hospital	17-Aug-2000

	Comments:	Referred to Certificate of Title

Partie Health Care of Australia Pty Limited Council of the City of Gosford

7.3 - Leased Properties

	0107	Mayne Group Limited Property Register - Freehold with Revenue Leases	30-May-2003

	Comments:	This Document is Updated by Document Number 1216

	0108	Mayne Group Limited Property Register - Leasehold with Revenue Leases	30-May-2003

	Comments:	This Document is Updated by Document Number 1216

	0129	Mayne Group Limited - Hospital Equipment Leased Through Westpac Equipment Finance Pty Ltd - Westpac Equipment Finance Pt Ltd - Lease Schedule - April 03	Undated

	Comments:	This Document is Updated by Document Number 0303

	0165	Document Removed	Undated
Comments:

Friday, 17 October 2003	Page 122 of 247

Category	Barcode	Title	Doc. Date
	0166	Mayne Group Limited - Property Register	Undated
	Comments:	This Document is Updated by Document Number 1216

	0167	Site Leases and Services Agreements	Undated
Comments:

	0183	Lease Commitments Note - Australian Hospitals - Dec-02	Undated
Comments:

	0336	Schedule of Motor Vehicles - 30-Jun-2003	Undated
Comments:

	0596	EPA Priority Sites Register Extract - Frances Perry Corner Cardigan and Grattan Streets - Carlton	Undated
Comments:

Partie Mayne Group Limited

	0597	EPA Priority Sites Register Extract - Melbourne Private Royal Parade - Parkville	Undated
Comments:

Partie Mayne Group Limited

	0599	Title Folio 5-868803 - Armidale Pte	Undated
Comments:

Partie Mayne Group Limited

	0600	Title Ref 50185311 - Caboolture Pte	Undated
Comments:

Partie Mayne Group Limited

	0601	Certificate of Title Volume 6125 Folio 936 - Frances Perry House	Undated
Comments:

Partie Mayne Group Limited

	0602	Title Ref 50101407 - Logan Private	Undated
Comments:

Friday, 17 October 2003	Page 123 of 247

Category	Barcode	Title	Doc. Date
	0603	Certificate of Title Volume 3116 Folio 479 - Joondalup	Undated
Comments:

Partie Mayne Group Limited

	0604	Certificate of Title Volume 10179 Folio 494 - Melbourne Private	Undated
Comments:

Partie Mayne Group Limited

	0605	Title Ref 50170361 - Noosa Hospital	Undated
Comments:

Partie Mayne Properties Pty Ltd

	0606	Folios - 21/852214 22/552214 6/264247 - Port Macquarie Base	Undated
Comments:

Partie Mayne Group Limited

	0607	Folio 1/870720 - Prince of Wales Pte	Undated
Comments:

Partie Mayne Group Limited

	0643	Unsigned Deed of Renewal and Variation of Sub-lease - Suite 2 Cheltenham Rooms - Linacre Pte Hospital	16-Feb-2000
Comments:

Partie Hospital Corporation Australia Pty Ltd McLean I Deacon O Melbourne 1990 Pty Ltd

	0644	Letter Dated 24-Mar-2003 - Consulting Suite 2 - Cheltenham Rooms - Linacre Pte Hospital	16-Feb-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd McLean I Deacon O

Friday, 17 October 2003	Page 124 of 247

Category	Barcode	Title	Doc. Date
	0645	Sub-Lease dated 14-Dec-1998 - Suite 3 Linacre Pte Hospital - Cheltenham Rooms	14-Dec-1998
	Comments:	Option - 1 x 3 years

Partie Hospital Corporation Australia Pty Ltd Findeisen J

	0646	Offer and Acceptance of Sublease Terms dated 21-Mar-2002 - Suite 3 Linacre Pte Hospital - Cheltenham Rooms	16-Feb-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd Findeisen J

	0647	Offer and Acceptance of Sub-lease Terms Dated 30-Jan-2003 - Suite 4 - Linacre Pte Hospital Cheltenham Rooms	16-Feb-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd Seabridge C

	0648	Sub-Lease - undated - Suite 4 Linacre Pte Hospital - Cheltenham Rooms	16-Feb-2000
Comments:

Partie Seabridge C Hospital Corporation Australia Pty Ltd

	0649	Letter dated 07-Sep-1998 - Consulting Rooms 13-14 - First Floor - Masada Hospital - Terms and Conditions of Lease	07-Sep-1998
	Comments:	Option - 4 x 2 years

Partie Masada Private Hospital Kield S

	0656	Sub-Lease dated 21 Jul 1994 Suite 3 North West Private Brisbane - Title Ref 50007680 Includes Car Park Licence	01-Mar-1994
	Comments:	Option: 1 x 3 1 x 4

Partie HCOA Operations (Australia) Pty Ltd North West Private Hospital Pty Ltd

Friday, 17 October 2003	Page 125 of 247

Category	Barcode	Title	Doc. Date
	0662	Letter dated 20 May 1998 - Warners Bay	20-May-1998
Comments:

Partie HCOA Operations (Australia) Pty Ltd Webster V

	1176	Property Summary - 417 St Kilda Road	Undated
Comments:

	1177	Lease - 417 St Kilda Road	01-Sep-2001
Comments:

Partie Mayne Nickless Ltd Leighton Funds Management Pty Ltd

	1216	Hospitals - Property Register - Other	Undated
	Comments:	This Document Updates Document Numbers 0107 0108 and 0166 This Document is Updated and Replaced by Document Number 2617

Partie Mayne Group Limited

	2068	Property Assessment - 417 St Kilda Road	Undated
Comments:

	2130	Lease - Suite 1-4 Attadale	26-Nov-2001
	Comments:	Option - 5 Years

Partie Attadale Hospital Property Pty Ltd Calgun Pty Ltd

	2359	Car Park Licence - Nepean Hospital - Barber Avenue	01-Aug-2000
	Comments:	Option Date - 2 x 5 years

Partie HCOA Operations (Australia) Pty Ltd Wentworth Area Health Service

	2360	Lease 9145492M - Nepean Hospital - Bridge Link 1	15-Jun-2001
Comments:

Partie HCOA Operations (Australia) Pty Ltd Penrith City Council

Friday, 17 October 2003	Page 126 of 247

Category	Barcode	Title	Doc. Date
	2361	Car Park Licence - Nepean Hospital - 262-266 Great Western Highway - Kingswood	09-Jan-2003
	Comments:	Option - 2 x 2 years

Partie HCOA Operations (Australia) Pty Ltd Baptist Churches of New South Wales Property Trust

	2362	Lease 8113934L - Strathfield Medical Centre - Suite 2	01-Apr-2000
	Comments:	Option - 5 years

Partie HCOA Operations (Australia) Pty Ltd John Boulas Pty Ltd

	2363	Lease No 8131257B - Strathfield Medical Centre - Suite 1	01-Apr-2000
	Comments:	Option - 5 years

Partie HCOA Operations (Australia) Pty Ltd Glen L

	2364	Lease - Port Macquarie - Suite 3 - The Grange	18-Dec-2002
Comments:

Partie HCOA Operations (Australia) Pty Ltd McCulloch C

	2365	Car Park Licence B - Pindara Private Hospital	10-May-2000
	Comments:	Option - 5 years

Partie Australian Hospital Care (Pindara) Pty Ltd Saitamakogyo Co Limited

	2366	Car Park Licence A - Pindara Private Hospital	Undated
	Comments:	Option - 5 years

Partie Saitama Kogyo Co Ltd Australian Hospital Care (Pindara) Pty Ltd

	2367	Lease - Pindara Private Hospital - AHC House	12-May-1998
	Comments:	Option - 1 x 5 years

Partie Australian Hospital Care (Pindara) Pty Ltd Saitamakogyo Co Limited

Friday, 17 October 2003	Page 127 of 247

Category	Barcode	Title	Doc. Date
	2368	Lease - Pindara Private Hospital - AHC House - Suite 1	10-May-2000
	Comments:	Option - 1 x 5 years

Partie Australian Hospital Care (Pindara) Pty Ltd Saitamakogyo Co Limited

	2369	Lease - Pindara Private Hospital - AHC House - Suite 4	12-Nov-1996
	Comments:	Option - 1 x 5 years

Partie Australian Hospital Care (Pindara) Pty Ltd Saitama Kogyo Co Ltd

	2370	Amendment to Lease - North West Brisbane Private Hospital Medical Centre	10-Aug-1994
Comments:

Partie HCOA Operations (Australia) Pty Ltd Flockton Street Pty Ltd

	2371	Lease - North West Brisbane Private Hospital Medical Centre	30-Mar-1994
	Comments:	Option - 2 x 5 years

Partie HCOA Operations (Australia) Pty Ltd North West Medical Centre Pty Ltd

	2372	Fax - Exercise option - Noosa Hospital - 2-8 Ventura Drive - Noosaville	01-Nov-2002
Comments:

Partie Sunshine Coast Rehabilitation Services - Noosa Hospital Church M Church R

	2373	Lease - Noosa Hospital - 2-8 Venture Drive - Noosaville	13-Feb-2001
	Comments:	Option - 3 years

From Page 17 onwards of Lease missing

Partie Sunshine Coast Rehabilitation Services - Noosa Hospital Church M Church R

Friday, 17 October 2003	Page 128 of 247

Category	Barcode	Title	Doc. Date
	2374	Deed of variation of lease and lease of new premises - 31 and 33 The Avenue Windsor - The Avenue	01-Nov-2002
	Comments:	Option - 1 x 10 years

Partie Australian Hospital Care (The Avenue) Pty Ltd Thorndale Pty Ltd

	2375	Deed of Variation - 31-33 The Avenue Windsor - The Avenue	Undated
Comments:

Partie Australian Hospital Care (The Avenue) Pty Ltd Thorndale Pty Ltd

	2376	Lease - Suite 1 - Glengarry Medical Centre - WA	05-Nov-2002
	Comments:	Option - 2 x 5 years

Partie Hadassah Pty Ltd Gillon and Osbourne Pty Ltd

	2377	Lease - Suite 2 - Glengarry Medical Centre - WA	05-Nov-2002
	Comments:	Option - 2 x 5 years

Partie Hadassah Pty Ltd Gillon and Osbourne Pty Ltd

	2378	Lease 31-33 The Avenue - Windsor - The Avenue	30-May-1994
Comments:

Partie Australian Hospital Care (The Avenue) Pty Ltd Thorndale Pty Ltd

	2379	Lease and Disclosure Statement - Level 1 - Suite 11 - 4-10 Jamieson St - Cheltenham - Linacre Hospital	12-Sep-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd Melbourne 1990 Pty Ltd

	2380	Licence - Part Blackburn Road Drainage Retarding Basin - Mount Waverley Hospital	05-Feb-1995
Comments:

Partie Melbourne Water Corporation Relkban Pty Limited

Friday, 17 October 2003	Page 129 of 247

Category	Barcode	Title	Doc. Date
	2381	Lease - Suite 14 - 468 Kingsway - Kareena	Undated
	Comments:	Option - 1 x 2 years

Partie K Humsley Pty Ltd HCOA Operations (Australia) Pty Ltd

	2382	Licence - Part 302 Como Parade West - Parkdale - Masada	Undated
Comments:

Partie Australian Hospital Care (Masada) Pty Ltd Kingston City Council

	2383	Lease - Suite 19 - 96 Grattan Street Carlton - Frances Perry	23-Jul-2002
	Comments:	Option - 1 x 5 years

Partie Women’s and Children’s Health Care Network Mayne Group Limited

	2384	Lease - Suite 8 - 96 Grattan Street Carlton - Frances Perry	03-Oct-2002
	Comments:	Option 1 x 5 years

Partie Mayne Group Limited Women’s and Children’s Health Care Network

	2385	Lease - Suite 16 - 96 Grattan Street Carlton - Frances Perry	23-Jul-2002
	Comments:	Option 1 x 5 years

Partie Women’s and Children’s Health Care Network Mayne Group Limited

	2386	Lease - Suite 11 96 Grattan Street - Carlton - Frances Perry	23-Jul-2002
	Comments:	Option 1 x 5 years

Partie Mayne Group Limited Women’s and Children’s Health Care Network

	2416	Title Search - 125 Flockton St - Everton - North West Brisbane Medical Centre	03-Oct-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd

Friday, 17 October 2003	Page 130 of 247

Category	Barcode	Title	Doc. Date
	2417	Sub Lease - Suite 2 - First Floor - AHC House - Pindara Private Hospital	13-Nov-1997
	Comments:	Option Date - 2 x 3 years Refer to Guarantee & Indemnity - Lease - Suite 2 - First Floor - Pindara Private Hospital - dated 13-Nov-1997 - Document Numb 2418

Partie Australian Hospital Care (Pindara) Pty Ltd J Clark (Medical) Pty Ltd

	2418	Guarantee & Indemnity - Lease - Suite 2 - First Floor - AHC House - Pindara Private Hospital	13-Nov-1997
Comments:

Partie Australian Hospital Care (Pindara) Pty Ltd Clark J Clark V

	2426	Anstat Planning Certificate - Melbourne Private	Undated
Comments:

Partie Mayne Group Limited

	2427	Anstat Planning Certificate - Frances Perry House	Undated
Comments:

Partie Mayne Group Limited

	2575	Lease No 703656548 - Shop AD4.81 - Level 4 - Robina Town Centre - Robina - Queensland - John Flynn Hospital	23-Aug-1999
	Comments:	Option Date - 5 years

This Lease Incorporates Lease No 701064882 - as Referred to in the Schedule

Partie Mayne Nickless Ltd Robina Town Centre Pty Ltd

	2576	Lease - Melbourne Private Hospital - Coffee Shop - First Floor - Royal Parade - Parkville - Victoria	23-Jun-1999
	Comments:	Option Date - 2 years

Extended by Documents 2577 and 2578

Partie Mayne Nickless Ltd North Western Health Care Network

Friday, 17 October 2003	Page 131 of 247

Category	Barcode	Title	Doc. Date
	2577	Deed of Extension of Lease - Coffee Shop - Melbourne Private Hospital	30-Apr-2002
	Comments:	Option Date - One year This is an Extension of Document 2576 - Further Extended by Document 2578

Partie Mayne Group Limited Melbourne Health

	2578	Letters Dated 30-May-2003 and 09-Jul-2003 Exercising Option for Lease - Coffee Shop - First Floor - Melbourne Private Hospital Building - Royal Parade - Parkville - Victoria	30-May-2003
	Comments:	Refer to Document 2576 and 2577

Partie Mayne Nickless Ltd Mayne Group Limited Melbourne Health North Western Health Care Network

	2586	Letter Regarding Lease - Suite 1 - Orange Medical Centre - Orange Private Hospital	22-Oct-2001
	Comments:	Option Date - One year

Partie HCOA Operations (Australia) Pty Ltd Kwa S

	2587	Letter - Suite 13A - Second Floor - Nepean Private Hospital - Specialist Centre - Agreed Terms of Lease	24-Apr-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd Rizkallah S

	2588	Deed of Variation of Lease - Site HM 030 - John Fawkner Hospital - Roof Area 3	10-Oct-2001
	Comments:	Lease dated 15-Nov-1999 Attached

Partie HCOA Operations (Australia) Pty Ltd Hutchison Telecommunications (Australia) Limited

	2589	Lease - Site 305801Z - Roof Area 5 - John Fawkner Hospital	16-Jan-2002
	Comments:	Option Date - 3 x 5 years

Partie HCOA Operations (Australia) Pty Ltd Hutchison Telecommunications (Australia) Limited

Friday, 17 October 2003	Page 132 of 247

Category	Barcode	Title	Doc. Date
	2590	Letter - John Fawkner-Moreland Private Hospital - Oncology Suite - Ground Floor - Agreement of Terms of the Lease	04-Apr-2003
	Comments:	Option Date - 5 years

Partie HCOA Operations (Australia) Pty Ltd Oncology Services Melbourne Pty Ltd

	2591	Letters Dated 21-Nov-2002 & 06-Dec-2002 - Nepean Private Hospital Specialist Centre - Suite 2 - Ground Floor - Lot 2 SP67725 Coffee Shop - Agreement of Terms of Lease	21-Nov-2002
	Comments:	Option Date - 5 years

Partie HCOA Operations (Australia) Pty Ltd Lennox L Lennox C

	2592	Letter - Nambour Selangor Private Hospital - Suite 1 - Agreement on Terms of Lease	16-Dec-2002
Comments:

Partie Hospital Corporation Australia Pty Ltd Bogiatzis G

	2593	Letter Dated 16-Jul-2003 - Masada Private - Consulting Room 11 - First Floor - Agreement on Terms of Lease	16-Jul-2003
Comments:

Partie Australian Hospital Care (Masada) Pty Ltd Haskin P

	2594	Residential Lease - 41 Kentia Close - Port Macquarie NSW	22-Aug-2003
Comments:

Partie Witchard J Carpenter S Port Macquarie Base Hospital

	2595	Residential Lease - 50 Burrawong Drive - Port Macquarie NSW	22-Aug-2003
Comments:

Partie Port Macquarie Base Hospital Witchard J Carpenter S

Friday, 17 October 2003	Page 133 of 247

Category	Barcode	Title	Doc. Date
	2596	Residential Lease - 12/58 Pacific Drive - Port Macquarie NSW	22-Aug-2003
Comments:

Partie Port Macquarie Base Hospital Dowling G Crossingham M

	2597	Residential Lease - 2/9 and 3/11 Oxley Crescent - Port Macquarie NSW	10-Jul-2003
Comments:

Partie Mayne Health Salrab Pty Ltd

	2598	Residential Lease - 1 Highfield Court - Port Macquarie NSW	01-Jul-2003
Comments:

Partie Port Macquarie Base Hospital McNabb N McNabb L

	2599	Residential Lease - 1/28 2/28 and 3/28 Hill Street - Port Macquarie NSW	18-Jan-2001
Comments:

Partie Port Macquarie Base Hospital Crawford J

	2600	Residential Lease - 23 Owen Street - Port Macquarie NSW	24-Aug-2002
Comments:

Partie Port Macquarie Base Hospital Salrab Pty Ltd

	2601	Residential Lease - 112 Hibbard Drive - Port Macquarie NSW	28-Aug-2002
Comments:

Partie Waterfront Unit Trust

	2617	Mayne Group Limited Property Register	10-Oct-2003
	Comments:	This Replaces Document 1216 and Updates the Same to Include Co-location-Privatisation Premises

Friday, 17 October 2003	Page 134 of 247

Category	Barcode	Title	Doc. Date
	2620	Randwick City Council Planning Certificate - Prince of Wales Private	Undated
Comments:

Partie Mayne Group Limited

	2621	EPA Certificate - Caboolture	Undated
Comments:

Partie Mayne Group Limited

	2622	EPA Certificate - Logan Private	Undated
Comments:

Partie Mayne Group Limited

	2623	EPA Certificate - Noosa	Undated
Comments:

Partie Mayne Properties Pty Ltd

	2631	WA Planning Commission Certificate - Joondalup	Undated
Comments:

Partie Mayne Group Limited

	2632	City of Joondalup Zoning Certificate - Joondalup	Undated
Comments:

Partie Mayne Group Limited

	2634	Planning Certificate - Caboolture Pte	Undated
Comments:

Partie Mayne Group Limited

	2636	Planning Certificate - Noosa	Undated
Comments:

Partie Mayne Properties Pty Ltd

Friday, 17 October 2003	Page 135 of 247

Category	Barcode	Title	Doc. Date
	2640	Planning Certificate - Logan Pte	Undated
Comments:

Partie Mayne Group Limited

	2673	Assignment of Lease - Hillcrest Medical - Imaging Department	17-Dec-1999
Comments:

Partie Hospital Corporation Australia Pty Ltd Rocky Imaging Pty Ltd Central Queensland Medical Imaging Pty Ltd

	2674	Lease - Hillcrest Medical Annexe - Suite 2	17-Jan-2003
	Comments:	Option Date - 3 years

Partie Hospital Corporation Australia Pty Ltd Central Queensland Fertility Pty Ltd

	2725	Sub Lease - Suite 3 - Caboolture Private Hospital	28-Jul-1999
	Comments:	Option Date - 2 x 4 years

Partie Mayne Nickless Ltd Lusink C

	2726	Letter Regarding Lease - Suite 8 96 Grattan Street - Carlton - Frances Perry House	13-Dec-2002
Comments:

Partie Mayne Group Limited Jurcevic P

	2727	Heads of Agreement - Suite 16 96 Grattan Street - Carlton - Frances Perry House	07-Jul-1999
Comments:

Partie HCOA Operations (Australia) Pty Ltd Khairul M Noor J dowd J

Friday, 17 October 2003	Page 136 of 247

Category	Barcode	Title	Doc. Date
	2728	Sub Lease - Shop 3 - Ground Floor - Pharmacy - Joondalup Health Campus	01-Dec-1997
	Comments:	Option Date - 5 years + 4 years 364 days

Partie Mayne Nickless Ltd Hospital Pharmacy Services (WA) Pty Ltd Shenton C R Shenton C E

	2729	Lease - Coffee Shop - Shop 4 - Ground Floor - Joondalup Health Campus	Undated
	Comments:	Option 5 years

Partie Mayne Group Limited Waterbeach Investments Pty Ltd Esler K

	2732	Letter Dated 31-Jan-2002 Regarding Lease - Suite 102 - Joondalup Health Campus	04-Feb-2002
Comments:

Partie Mayne Group Limited Panegyres P

	2733	Sub Lease - Suite 2 - Logan Private Hospital	08-Aug-2001
	Comments:	Option Date - 3 years

Partie Mayne Nickless Ltd Naveen Dwivedi Pty Ltd

	2734	Lease - Suite 3 - Logan Private Hospital	08-Apr-2000
Comments:

Partie Mayne Nickless Ltd Logan Heart Service Pty Ltd

	2735	Heads of Agreement - Suite 1 - Level 1 - Clinical Sciences Building - Melbourne Private Hospital	10-Jun-1999
	Comments:	Option Date - 2 x 5 years

Partie HCOA Kalman J

Friday, 17 October 2003	Page 137 of 247

Category	Barcode	Title	Doc. Date
	2736	Heads of Agreement - Suite 4 - Level 1 - Clinical Sciences Building - Melbourne Private Hospital and Letter Dated 31-Aug-1999	27-Aug-1999
	Comments:	Option Date - 2 x 5 years

Partie HCOA Grigg L Parkville Echo Services

	2737	Heads of Agreement - Suite 5 - Level 1 - Clinical Sciences Building - Melbourne Private Hospital	17-Mar-2000
	Comments:	Option Date - 2 x 2 years

Partie HCOA Danne P

	2738	Letters Dated 09-Sep-2002 and 05-Aug-1999 Lease - Kiosk Noosa Hospital	Undated
Comments:

Partie Mayne Nickless Limited Moir J Moir D Karydis P Karydis J

	2739	Leter Regarding Licence - Suite 2 - Noosa Hospital	17-Jun-2002
Comments:

Partie Mayne Group Limited Brown L

	2740	Letter Regarding Licence - Suite 5 - Noosa Hospital	17-Jun-2002
Comments:

Partie Mayne Group Limited Winstanley P

	2741	Letter - Licence - Suite 6 - Noosa Hospital	17-Jun-2002
Comments:

Partie Mayne Group Limited Triourd Pty Ltd

Friday, 17 October 2003	Page 138 of 247

Category	Barcode	Title	Doc. Date
	2742	Letter Regardeng Lease - Coffee Shop - Level 7 - Prince of Wales Private Hospital	23-Jun-1999
Comments:

Partie Simons L Simons C

	2743	Letter Dated 24-Jul-2000 and Memo Dated 07-Aug- 2003 - Lease - Suite 1A Level 7 Prince of Wales Private Hospital	24-Jul-2000
Comments:

Partie Mayne Group Limited Shehabi Y

	2744	Letter regarding Lease - Suite 1 Level 7 Prince of Wales Private Hospital	15-Apr-2003
Comments:

Partie Mayne Group Limited Gianoutsos M

	2745	Sub Lease - Suite 2 Level 7 Prince of Wales Private Hospital	09-Oct-2002
Comments:

Partie Mayne Group Limited Deito Pty Ltd South Eastern Sydney Health Service Dendaura Pty Ltd

	2746	Letter Regarding Lease - Suite 3 - Level 7 - Prince of Wales Private Hospital	29-Nov-2002
Comments:

Partie Mayne Group Ltd Kwok B BCT Kwok Pty Ltd

	2747	Letters Dated 29-Nov-2002 & 13-Jan-2002 Regarding Lease - Suite 4 - Level 7 - Prince of Wales Private Hospital	Undated
Comments:

Partie Mayne Group Ltd Marlanne Vonau Pty Ltd

Friday, 17 October 2003	Page 139 of 247

Category	Barcode	Title	Doc. Date
	2748	Sub Lease - Suite 5 - Level 7 - Prince of Wales Hospital	30-Jan-2002
Comments:

Partie Mayne Group Ltd Lowe S South Eastern Sydney Area Health Service

	2749	Letter Regarding Lease - Suite 6 - Level 7 - Prince of Wales Private Hospital	30-Nov-2002
Comments:

Partie Mayne Group Ltd Wales Cardiology Pty Ltd

	2750	Letter Regarding Lease - Suite 7 - Level 7 - Prince of Wales Private Hospital	01-Jun-2002
Comments:

Partie Mayne Group Ltd Fansworth R

	2751	Letters Dated 29-Nov-2002 - 19-Dec-2002 & 20-Dec-2002 Regarding Lease - Suite 8 - Level 7 - Prince of Wales Private Hospital	Undated
Comments:

Partie Mayne Group Ltd Marlaw Pty Ltd Dandini Pty Ltd M J Donellan Pty Ltd

	2752	Sub Lease - Suite 9 - Level 7 - Prince of Wales Private Hospital	16-Nov-2002
Comments:

Partie Mayne Group Ltd Lethlean A South Eastern Sydney Area Health Service

	2753	Letter Regarding Lease - Suite 10 - Level 7 - Prince of Wales Private Hospital	23-Dec-2002
Comments:

Partie Mayne Group Ltd Anna Glynn Pty Ltd

Friday, 17 October 2003	Page 140 of 247

Category	Barcode	Title	Doc. Date
	2754	Sub Lease - Suite 11 - Level 7 - Prince of Wales Private Hospital	30-Aug-1999
	Comments:	Option - 5 years

Partie Mayne Nickless Ltd Benathon Pty Ltd South Eastern Sydney Area Health Service

	2757	Sub Lease 7071170N - Suite 20 - Level 7 - Prince of Wales Private Hospital	22-Oct-1997
	Comments:	Option - 5 years

Partie Mayne Nickless Ltd The Chest & Sleep Centre Pty Ltd South Eastern Sydney Area Health Service

	2758	Sub Lease no 7171169W - Suites 17 & 19 - Level 7 - Prince of Wales Private Hospital	28-Nov-1997
	Comments:	Options - 1x3 years & 1x2 years

Partie Mayne Nickless Ltd Sydney Endoscopy Centre Pty Ltd South Eastern Sydney Area Health Service

	2759	Sub Lease - Suite 16 - Level 7 - Prince of Wales Private Hospital	16-Nov-2002
Comments:

Partie Mayne Group Ltd Campbell P Chilton H South Eastern Sydney Area Health Service

	2760	Letters Dated 29- Nov-2002 & 02-Dec-2003 Regarding Lease - Suite 15 - Level 7 - Prince of Wales Private Hospital	Undated
Comments:

Partie Mayne Group Ltd Grey J

	2761	Letters Regarding Lease - Suite 13 - Level 7 - Prince of Wales Private Hospital	29-Nov-2002
Comments:

Partie Mayne Group Ltd W A Stening Pty Ltd

Friday, 17 October 2003	Page 141 of 247

Category	Barcode	Title	Doc. Date
	2762	Letter Regarding Lease - Suite 21 - Level 7 - Prince of Wales Private Hospital	04-Apr-2003
Comments:

Partie Mayne Group Ltd Gnathic Pty Ltd

	2763	Letters Regarding Lease - Suite 23 - Level 7 - Prince of Wales Private Hospital	24-Jan-2003
Comments:

Partie Mayne Group Ltd A Cameron - Strange Pty Ltd Ehsman S Millard R

	2764	Letter Regarding Lease - Suite 24 - Level 7 - Prince of Wales Private Hospital	10-Feb-2003
Comments:

Partie Mayne Group Ltd GMHR Pty Ltd

	2765	Letters Regarding Lease - Suite 25 - Level 7 - Prince of Wales Private Hospital	02-Dec-2002
Comments:

Partie Mayne Group Limited Oscroll Pty Ltd Ennacombe Pty Ltd

	2766	Letters Dated 15-Apr-2003 and 23-Jul-2003 - Suite 26 - Level 7 - Prince of Wales Private Hospital	Undated
Comments:

Partie Mayne Group Limited AAA Medical Management Pty Ltd

	2767	Sub-Lease - Suite 27 - Level 7 - Prince of Wales Private Hospital	03-Mar-2003
Comments:

Partie Mayne Group Limited Wales Imaging Pty Ltd South Eastern Sydney Area Health Service

Friday, 17 October 2003	Page 142 of 247

Category	Barcode	Title	Doc. Date
	2768	Letter Regarding Licence - Suite 30 - Level 7 - Prince of Wales Private Hospital	02-Feb-2003
Comments:

Partie Mayne Group Limited Solomon M

	2769	Letter Regarding Sub Lease - Suite 29 - Level 7 - Prince of Wales Private Hospital	05-Aug-2002
Comments:

Partie Mayne Group Limited Solomon M

	2770	Lease No 700092844 - North West Brisbane Medical Centre - Suite 3 - 125 Flockton St - Everton Park	17-May-1994
	Comments:	Option - 5 years

Partie North West Medical Centre Pty Ltd Esanda Finance Corporation Limited North West Private Hospital Pty Ltd

	2771	Memorandum of Lease No 701064882 - John Flynn Hospital - Shop AD481 Robina Town Centre	28-Nov-1995
Comments:

Partie Mayne Nickless Limited Robina Town Centre Pty Ltd

	2772	Folio Identifier 5-242275 - 493 Windsor Road - Baulkham Hills - The Avenue	13-Oct-2003
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2773	Folio Identifier 6-242275 - Lot 6 in Deposited Plan 242275 - Baulkham Hills - 495 Windsor Road - Baulkham Hills - The Avenue	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2774	Correspondence Regarding Carparking - Cotham Private Hospital	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd City of Boroondara Billard Leeco Partnership

Friday, 17 October 2003	Page 143 of 247

Category	Barcode	Title	Doc. Date
	2775	Heritage Study - Administrative Block - Lady Davidson Hospital Lot 1 DP44179	Undated
Comments:
Partie Commonwealth of Australia Repatriation Department

	2776	Planning Permit No 1313 - Cotham Road Private Hospital - Lots 2-3 and 4 Plan of Subdivision No 62044 in Certificate of Title Vol Nos 8544 and 8543 - Folios 790 and 775	16-Feb-1982
Comments:

Partie City of Boroondara

	2777	Title Search - Volume 04192 Folio 298 - Lot 4 on Plan of Subdivision LP 5505 - 217 Cotham Road - Kew	14-Oct-2003
	Comments:	Refer to Planning Permit 1313 - Document 2776

Partie Judy Guat Hua Fan National Australia Bank Limited

	2778	Deed of Extension and Variation of Lease No 701386336 - Radiology - St Andrews Hospital - Ipswich	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Topaz Nominees Pty Ltd Kwok W Y Dawson M G Coombe J E

	2779	Title Search - Volume 04895 Folio 849 - Lot 15 on Plan of Subdivision 008942 - Victorian Rehabilitation Centre - 26 Dorset Road	Undated
Comments:

Partie Australian Hospital Care (Dorset) Pty Ltd

	2780	Title Search - Volume 09001 Folio 948 Lot 234 on Plan of Subdivision 098162 - Knox Private	Undated
Comments:

Partie Australian Hospital Care (Knox) Pty Ltd

	2781	Title Search - Volume 09001 Folio 949 - Lot 1 on Title Plan 15929H Knox Private	Undated
Comments:

Partie Australian Hospital Care (Knox) Pty Ltd

Friday, 17 October 2003	Page 144 of 247

Category	Barcode	Title	Doc. Date
	2782	Title Search - Volume 09001 Folio 950 - Lot 236 on Plan of Subdivision 098162 - Knox Private	Undated
Comments:

Partie Australian Hospital Care (Knox) Pty Ltd

7.5 - Other Property (inc. Legacy)

	0128	Mayne Group Limited - Mayne Corporate Assets Listing - Direct Hospital Allocation - Corporate Assets - Directly Attributable to Hospitals - Dec 2002	Undated
Comments:

8 - Environmental

8 - Environmental

	0596	EPA Priority Sites Register Extract - Frances Perry Corner Cardigan and Grattan Streets - Carlton	Undated
Comments:

Partie Mayne Group Limited

	0597	EPA Priority Sites Register Extract - Melbourne Private Royal Parade - Parkville	Undated
Comments:

Partie Mayne Group Limited

	0608	Letter Menette Pty Ltd Healthcare Facilities Consultants to Mayne regardig Cooling Towers Victoria - Victorian Sites	Undated
Comments:

Partie Mayne Health

	0609	Letter Noel Arnold and Associates to Davis Langdon Re Asbestos in Steriliser - Melbourne Private	Undated
Comments:

	0610	Asbestos Audit - August 2003 - 499 Springvale Road Glen Waverley	Undated
Comments:

Partie Kilpatrick and Associates Pty Ltd Consultants

	0611	Hazardous Building Materials Audit - Selected Areas VIC Rehab Centre - August 2003 - 499 Springvale Road - Glen Waverley	Undated
Comments:

Partie Kilpatrick and Associates Pty Ltd Consultants

Friday, 17 October 2003	Page 145 of 247

Category	Barcode	Title	Doc. Date
	0612	Asbestos Risk Assessment Survey for Demolition Works - J Block - May 2003 - 499 Springvale Rd - Glen Waverley	Undated
Comments:

Partie Noel Arnold and Associates Consultants

	0613	Hazardous Building Materials Audit - Nominated Areas - December 2002 - 209 Cotham Road - Kew	Undated
Comments:

Partie Noel Arnold and Associates Risk Management Services

	0614	Hazardous Building Materials Audit - Nominated Areas - Feb 2003 - 275 Moreland Road - Coburg	Undated
Comments:

Partie Noel Arnold and Associates Consultants

	0615	Hazardous Building Materials Audit - Nominated Areas - Dec 2002 - 26-28 Balaclava Road - East St Kilda	Undated
Comments:

Partie Noel Arnold and Associates Consultants

	0616	Hazardous Building Materials Audit - Nominated Areas - December 2002 - 152 Como Parade - Parkdale	Undated
Comments:

Partie Noel Arnold and Associates Consultants

	0617	Coolingtower Defects Proposal - August 2003 - The Avenue Private Hospital	Undated
Comments:

Partie Menette Pty Ltd

	0618	Cooling Tower Defects Proposal - Warringal - August 2003	Undated
Comments:

Partie Menette Pty Ltd

	0619	Cooling Tower Defects Proposal - Mayne Health Linacre Private - Aug 2003 - 12 Linacre Road - Hampton	Undated
Comments:

Partie Menette Pty Ltd

Friday, 17 October 2003	Page 146 of 247

Category	Barcode	Title	Doc. Date
	0620	Cooling Tower Defects Proposal - Mayne Health - Vic Eastern Rehab - Aug 2003	Undated
Comments:

Partie Menette Pty Ltd

	0621	Cooling Tower Defects Proposal Mt Waverley Private - Aug 2003	Undated
Comments:

Partie Menette Pty Ltd

	0622	Email - Cooling Tower Risk Management Plans between Menette Honeywell and Mayne - Victorian Sites	Undated
Comments:

Partie Menette Pty Ltd Honeywell

	0623	Email - Asbestos Audit for Mayne Hospitals - Relates to all hospitals	Undated
Comments:

Partie Noel Arnold and Associates

	0624	MPL Hazardous Material Compliance Survey - Mount Hospital Laundry - 5 May 2003	Undated
Comments:

Partie MPL Health Safety and Environmental Solutions Mount Hospital - Perth

	0626	PPK Asbestos Audit Report - October 1997 - Pindara Private Hospital	Undated
Comments:

Partie PPK Environment and Infrastructure Consultants

	0627	MPL Report to John Holland Construction Concerning Air Monitoring During Asbestos Vinyl Removal at Joondalup Health - West V July 1997	Undated
Comments:

	0628	QBM Asbestos Materials Report and Register - 20 March 2002 - 245 McCullough St - Sunnybank - Brisbane	Undated
Comments:

	0629	Report on Asbestos Cement Roof at Lady Davison Hospital - Prepared by Sydney Hospital Occupational Health and Safety Servi dated 30 April 1993	Undated
Comments:

Friday, 17 October 2003	Page 147 of 247

Category	Barcode	Title	Doc. Date
	2423	Mayne Group Environmental Policy	Undated
Comments:

	2443	Statement of Permission to Discharge Trade Waste - St Andrews Ipswich	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Ipswich Water

	2444	Email 03-Oct-2003 Re Queensland Cooling Towers and Certificate of Registration - St Andrews Ipswich	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Queensland Department of Industrial Relations

	2445	Risk Management Plan Template Regarding Cooling Tower Systems at St Andrews - Ipswich	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd

	2446	Cooling Tower Water Test Results and Cleaning Reports - St Andrews Ipswich	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Ecolab Water Care Services Pty Ltd EML Consulting Services

	2447	Waste Management Plan - St Andrews Ipswich	Undated
Comments:

	2448	Information for Waste Management Plan and Collection Services Procedures Manuals of IWS Waste Services - St Andrews Ipsw	Undated
Comments:

Partie IWS Waste Services

	2450	Test Reports For Inspection and Maintenance of Backflow Prevention Devices - St Andrews Hospital - 15 April 2003	Undated
Comments:

Friday, 17 October 2003	Page 148 of 247

Category	Barcode	Title	Doc. Date
	2451	Approval to Discharge Trade Waste - Dated 02-Feb-2001 - Sunnybank Private	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Brisbane Water

	2452	Mayne Procurement Survey - Contractor Data Review - Waste Management Review - Sunnybank Private	Undated
Comments:

	2453	Services Sourcing Agreement - Agreement Specifics	16-Jun-2003
	Comments:	Option Date - One year

Partie Mayne Group SITA Australia Pty Ltd trading as SITA Environmental Solutions

	2454	Terms of Reference for Waste Management Committee - Prince of Wales Private	Undated
Comments:

	2455	Hazardous Substances Register - Prince of Wales Private	Undated
Comments:

	2456	Material Safety Data Sheet Register - Prince of Wales Private	Undated
Comments:

	2457	Water Treatment Operating and Maintenance Manual - Prince of Wales Hospital - June 1998	Undated
Comments:

Partie Drew Australia Pty Ltd

	2458	EPA Annual Return 01-Aug-2003 to 31-Jul-2004	Undated
Comments:

Partie Mayne Group Limited EPA

	2459	Cooling Tower Cleaning Certification of Completion - Prince of Wales Private	Undated
Comments:

	2460	Test and Service Report - Cooling Systems - Prince of Wales	Undated
Comments:

Friday, 17 October 2003	Page 149 of 247

Category	Barcode	Title	Doc. Date
	2461	Cooling Tower Test Reports - Prince of Wales	Undated
Comments:

	2463	Licence to Store Dangerous Goods - Glengarry Hospital	Undated
Comments:

Partie AME Hospitals Pty Ltd Department of Industry and Resources (Western Australia)

	2464	Letter from the Department of Environment Regarding Licensing for Greasetrap and-or Petrol and Oil Interceptor - Glengarry He	Undated
Comments:

	2465	Certificates of Compliance Under Radiation Safety Act - Glengarry Hospital	Undated
	Comments:	Expiry Dates - 10-Sep-2005 and 21-Aug-2004

Partie Glengarry Hospital

	2466	Letter from Mayne Group to CentiGrade Re Plantroom A-C Alterations - Glengarry Hospital	Undated
Comments:

	2467	Microbiological Water Reports Certificates on Analysis - Glengarry Hospital Cooling Water	Undated
Comments:

	2468	Business Continuity and Disaster Recovery Plan - Glengarry Hospital	Undated
Comments:

	2469	Documents Relating to EPA Licence and Waste and Trade Waste Removal - St George Private - Kogarah	Undated
Comments:
Partie AME Properties Pty Ltd EPA

	2470	Permit to Purchase or otherwise obtain Poisons or Controlled Substances for the Provision of Health Services	17-Jul-2003
Comments:

Partie HCoA operations (Australia) Pty Ltd trading as Mount Waverley Private Hospital

	2471	Chemicals - Hazardous Substances-Dangerous Goods - Register	Undated
Comments:

Partie Mount Waverley Private Hospital

Friday, 17 October 2003	Page 150 of 247

Category	Barcode	Title	Doc. Date
	2472	Letter From Fuel Doctors Australia to John Flynn Hospital - Diesel Fuel Sample Reports	Undated
Comments:

Partie John Flynn Hospital Honeywell Automation & Control Solutions

	2473	Trade Waste Approval Category 3	01-Jul-2000
Comments:

Partie John Flynn Hospital

	2474	Service Agreement Between Cleanaway and John Flynn Hospital	01-Oct-2002
Comments:

Partie John Flynn Hospital

	2475	Renewal of Licence to Store Flammable and Combustible Liquids	11-Mar-2003
Comments:

Partie John Flynn Hospital & Medical Centre

	2476	Certificate of Registration of Plant	Undated
Comments:

Partie John Flynn Hospital & Medical Centre

	2477	John Flynn Hospital Daily Check List - Cooling Towers	Undated
Comments:

Partie John Flynn Hospital

	2478	Commercial Water Treatment Service Report - Cooling Tower Service Report	09-Aug-2003
Comments:

Partie John Flynn Hospital

	2479	Total Bacteria Count Certificate Plate Count	07-Aug-2003
Comments:

Partie John Flynn Hospital Honeywell Limited

Friday, 17 October 2003	Page 151 of 247

Category	Barcode	Title	Doc. Date
	2480	Letter to Monash City Council From Victorian Rehabilitation Centre	Undated
Comments:

Partie Victorian Rehabilitation Centre Eastern Melbourne

	2481	Letter to Victorian Rehabilitation Centre from City of Monash	Undated
Comments:

Partie Victorian Rehabilitation Centre

	2482	Correspondence Between Victorian Rehabilitation Centre and the Residents of Booran Avenue	Undated
Comments:

Partie Victorian Rehabilitation Centre

	2483	Correspondence Between M A Dingwall and Victorian Rehabilitation Centre	Undated
Comments:

Partie Victorian Rehabilitation Centre

	2484	Letter from Graeme E Harding & Associates Pty Ltd to Victorian Rehabilitation Centre	Undated
Comments:

Partie Victorian Rehabilitation Centre

	2485	Notification of Dangerous Goods Storage and Handling	Undated
Comments:

Partie Mayne Health (Bayside Hospital)

	2486	Correspondence Between J Gray and Victorian Rehabilitation Centre	Undated
Comments:

Partie Victorian Rehabilitation Centre

	2487	Certificate of Registration of a Cooling Tower System	14-Jun-2003
Comments:

Partie Mayne Health Victorian Rehabilitation Centre

Friday, 17 October 2003	Page 152 of 247

Category	Barcode	Title	Doc. Date
	2488	Risk Management Plan Audit Certificate	01-Jul-2002
Comments:

	2489	Health and Safety Improvement Plan	01-Jan-2003
Comments:

Partie Victorian Rehabilitation Centre

	2490	Permit to Purchase or Otherwise Obtain Poisons or Controlled Substances for the Provision of Health Services	16-Jul-2003
Comments:

Partie Victorian Rehabilitation Centre Pty Ltd

	2491	Chemical - Hazardous Substances-Dangerous Goods - Register	Undated
Comments:

Partie Victorian Rehabilitation Centre

	2492	Legionella Test Certificate	07-Aug-2003
Comments:

Partie John Flynn Hospital Honeywell Limited

	2493	Honeywell Plant Risk Assessment Worksheet and Risk Management Plan Template	Undated
Comments:

Partie John Flynn Private Hospital Honeywell

	2494	Trade Waste Permit	13-Feb-2003
Comments:

Partie HCoA Operations (Australia) Pty Ltd trading as Warners Bay Private Hospital

	2495	Environment Protection Licence	Undated
	Comments:	Option Date - 17-Feb-2003

Partie Warners Bay Private Hospital

Friday, 17 October 2003	Page 153 of 247

Category	Barcode	Title	Doc. Date
	2496	Registration Certificate - Radiation Apparatus	11-Aug-2000
Comments:

Partie Health Care of Australia Pty Limited (Kareena Private Hospital)

	2497	Letter from Honeywell Facility Leader to Profab Engineering Re Acoustic Barrier at The Avenue Hospital	Undated
Comments:

Partie The Avenue Hospital

	2498	Registration Certificate - Radiation Apparatus	10-Jun-2003
Comments:

Partie Strathfield Private Hospital

	2500	Services Sourcing Agreement - Sanitary Waste Collection Services	16-Jun-2003
Comments:

Partie Mayne Group Limited

	2501	Commercial Trade Wastewater Permit	23-Mar-1998
Comments:

Partie Hospital Corporation Australia Pty Ltd (Strathfield Private Hospital)

	2502	Risk Assessment-Safe Work Method Statement	Undated
Comments:

Partie Strathfield Private Hospital

	2503	Approval to Take Delivery of Concessional Spirits	25-Jun-2003
Comments:

Partie Hospital Corporation Australia Pty Ltd trading as Hillcrest Rockhampton Private Hospital

	2504	Reports of Inspection of Boiler Pressure Vessels	18-Sep-2003
Comments:

Partie MacArthur Private Hospital

Friday, 17 October 2003	Page 154 of 247

Category	Barcode	Title	Doc. Date
	2675	Approval to Take Delivery of Concessional Spirits	17-Jul-2003
Comments:

Partie Pruinosa Pty Limited (MacArthur Private Hospital)

	2676	Notification of Transfer of Environment Protection Licence 6721	13-Jun-2003
Comments:

Partie Pruinosa Pty Limited (MacArthur Private Hospital)

	2677	Licence Anniversary Notice	Undated
Comments:

Partie HCoA Operations (Australia) Pty Ltd (MacArthur Private Hospital)

	2678	Registration Certificate - Radiation Apparatus	05-Jun-2003
Comments:

Partie Pruinosa Pty Limited (MacArthur Private Hospital)

	2679	Dangerous Goods Manifest	01-Oct-2003
	Comments:	Option Date - October 2004

Partie The Avenue Hospital

	2680	Record of Notification of Storage-Handling of Dangerous Goods	02-Oct-2003
Comments:

Partie Mayne Health (The Avenue Hospital)

	2681	Amdel Analytical Report - Cooling Tower Testing	05-Sep-2003
Comments:

Partie The Avenue Hospital

	2682	Cooling Tower Testing	05-Sep-2003
Comments:

Partie The Avenue Hospital

Friday, 17 October 2003	Page 155 of 247

Category	Barcode	Title	Doc. Date
	2683	Cooling Tower System Risk Management Plan	08-Jul-2002
Comments:

Partie Mayne Health Honeywell Limited (The Avenue Hospital)

	2684	Certificates of Registration of a Cooling Tower System	25-May-2003
Comments:

Partie Mayne Health (The Avenue Hospital)

	2685	Environmental Noise Measurements	07-Aug-2002
Comments:

Partie The Avenue Hospital

	2686	Environment Protection Licence	Undated
Comments:

Partie Nowra Private Hospital

	2687	Services Sourcing Agreement - Collection and Disposal of General Waste	16-Jun-2003
Comments:

Partie Mayne Group Limited

	2688	Accredited Agents Annual Return	01-Jul-2002
Comments:

Partie Masada Private Hospital

	2689	Permit to Purchase or Otherwise Obtain Poisons or Controlled Substances for the Provision of Health Services	28-May-2003
Comments:

Partie Australian Hospital Care (Masada) Pty Ltd trading as Masada Private Hospital

	2690	Trade Waste Consent	10-Jun-2003
Comments:

Partie Mayne Group Limited trading as Masada Private Hospital

Friday, 17 October 2003	Page 156 of 247

Category	Barcode	Title	Doc. Date
	2691	Documents Relating to the Removal of Asbestos	01-Jan-1990
Comments:

Partie Masada Private Hospital

	2692	Honeywell Risk Assessment Worksheet	19-Aug-2002
Comments:

Partie Joondalup Health Campus

	2693	Licence to Store Dangerous Goods	Undated
Comments:

Partie Joondalup Health Campus

	2694	Permits to Discharge Industrial Waste	28-May-1997
Comments:

Partie Mayne Nickless Ltd Trading as Joondalup Health Campus

	2695	Microbiological Water Report - Certificates of Analysis	25-Jul-2003
Comments:

Partie Joondalup Health Campus

	2696	Permit to Purchase or Otherwise Obtain Poisons or Controlled Substances for the Provision of Health Services	14-Jan-2003
Comments:

Partie Australian Hospital Care (Dorset) Pty Ltd trading as Victorian Rehabilitation Centre Northern Melbourne

	2697	Environment Protection Licence	Undated
Comments:

Partie Christo Road Private Hospital

	2698	Certificate of Registration - Radiation Apparatus	11-Aug-2002
Comments:

Partie Health Care of Australia Pty Limited

Friday, 17 October 2003	Page 157 of 247

Category	Barcode	Title	Doc. Date
	2700	Waste Management Review	14-May-2001
Comments:

Partie Sunnybank Private Hospital

	2701	Licence for the Keeping of Dangerous Goods	19-May-2003
Comments:

Partie HCoA Operations (Australia) Pty Ltd (Kareena Private Hospital)

	2702	Registration Certificate - Radiation Apparatus	11-Aug-2000
Comments:

Partie Health Care of Australia Pty Limited (Kareena Private Hospital)

	2703	EPA Annual Return	01-May-2003
Comments:

Partie HCoA Operations (Australia) Pty Ltd (Kareena Private Hospital)

	2704	Environment Protection Licence	Undated
Comments:

Partie HCoA Operations (Australia) Pty Ltd (Kareena Private Hospital)

	2705	Waste Summary and Waste Management Agreements	Undated
	Comments:	Option Date - 2002

Partie Shepparton Private Hospital

	2706	Waste Summary and Waste Agreements	Undated
Comments:

Partie Wangaratta Private Hospital

	2707	Approval to Take Concessional Spirits	21-Oct-2000
Comments:

Partie AME Properties Pty Ltd trading as St George Private Hospital

Friday, 17 October 2003	Page 158 of 247

Category	Barcode	Title	Doc. Date
	2708	Service Agreement with Cleanaway	05-Mar-2001
Comments:

Partie Lady Davidson Hospital

	2709	Correspondence Regarding Noisy Air Conditioners On Site	Undated
Comments:

Partie Lady Davidson Hospital

	2710	Registration Certificate - Radiation Apparatus	02-Jun-2003
Comments:

Partie Lady Davidson Hospital

	2711	Report on Asbestos Cement Roof at Lady Davidson Hospital	30-Apr-1993
Comments:

Partie Lady Davidson Hospital

	2712	Rental Agreement for Waste Bins	12-May-2003
Comments:

Partie Lady Davidson Hospital

	2713	Review of Environmental Protection Licence	11-Jan-2002
Comments:

Partie Medispose Pty Limited
Nowra Private Hospital

	2714	Environment Protection Licence	Undated
Comments:

Partie Mayne Group Limited (Port Macquarie Private Hospital)

	2715	Correspondence Regarding Noise Emissions From Hospital	Undated
Comments:

Partie Mayne Health (Port Macquarie Private Hospital)

Friday, 17 October 2003	Page 159 of 247

Category	Barcode	Title	Doc. Date
	2716	Environment Protection Licence	Undated
Comments:

Partie Mayne Group Limited (Port Macquarie Base Hospital)

	2717	Cooling Tower Test Reports - Certificates of Disinfection Legionella Testing Water Treatment Testing	Undated
Comments:

Partie Port Macquarie Base Hospital

	2718	Test Results for Registered Air Gaps and Registered Break Tanks	25-Jul-2002
Comments:

Partie Port Macquarie Base Hospital

	2719	Waste Disposal Arrangement	Undated
Comments:

Partie Port Macquarie Base Hospital

	2720	Waste Disposal Arrangements	08-Oct-2003
Comments:

Partie Armidale Private Hospital

	2721	Permit to Purchase a Store Poison	03-Jul-2002
Comments:

Partie Attadale Hospital

	2722	Certificate of Registration - Radiation Apparatus	20-Apr-2001
Comments:

	2723	Greasetrap Cleansing Services for Pit Cleaning	10-Jan-2001
Comments:

Partie Nepean Private Hospital

Friday, 17 October 2003	Page 160 of 247

Category	Barcode	Title	Doc. Date
	2730	Licence to Store Dangerous Goods	Undated
Comments:

Partie Mount Medical Centre Mount Hospital - Perth

	2731	Environment Protection Licence	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd Lady Davidson Hospital

	2811	Tower Cleaning Certificate	26-Sep-2003
Comments:

Partie North West Hospital

	2812	Legionella Test Certificate	08-Sep-2003
Comments:

Partie North West Hospital

	2813	Total Bacteria Count Certificate - Plate Count	08-Sep-2003
Comments:

Partie North West Hospital

	2814	Certificate of Registration of Plant	Undated
Comments:

Partie HCOA Operations (Australia) Pty Ltd

	2815	Risk Management Plan Template	Undated
Comments:

Partie North West Private Hospital

	2816	Hazardous Substances Register	16-Sep-2003
Comments:

Partie North West Brisbane Private Hospital

Friday, 17 October 2003	Page 161 of 247

Category	Barcode	Title	Doc. Date
	2817	Service Agreements with Pacific Waste Management and Waste Group	01-Oct-1999
Comments:

Partie North West Private Hospital

	2818	Licence for the Keeping of Dangerous Goods	18-Jul-2003
Comments:

Partie Baulkam Hills Private Hospital Pty Ltd Dudley Private Hospital

	2819	Certificates of Inspection	31-Oct-2002
Comments:

Partie Hospital Corporation Australia Pty Ltd trading as Dudley Private Hospital

	2820	Safe Work Method Statement	10-Jan-2001
Comments:

Partie Orange Private Hospital

	2821	Cooling Water Service Report	14-Mar-2003
Comments:

Partie Orange Private Hospital

	2822	EPA Annual Return	05-May-2003
Comments:

Partie Mayne Group Limited North Gosford Private Hospital

	2823	Licence for the Keeping of Dangerous Goods	06-Aug-2003
Comments:

Partie Hospital Corporation Australia Pty Ltd North Gosford Private Hospital

	2824	Acknowledgement of Notification of Proposed Work Involving the use of a Notifiable or Prohibited Carcinogenic Substance	20-Sep-2002
Comments:

Partie North Gosford Private Hospital

Friday, 17 October 2003	Page 162 of 247

Category	Barcode	Title	Doc. Date
	2825	Registration of Cooling Tower Systems	01-Apr-2003
Comments:

Partie North Gosford Private Hospital

	2826	Certificates of Legionella Testing and Water Treatment Service	29-Apr-2003
	Comments:	Execution-Start Dates - 29-Apr-2003 and 23-Jul-2003

Partie Honeywell Limited North Gosford Private Hospital

	2827	Apparatus Licence	08-May-2003
Comments:

Partie Hospital Corporation Australia Pty Ltd North Gosford Private Hospital

	2828	Certificates of Plant Item Registration and Renewal of Plant Item Registration	08-Oct-2003
Comments:
Partie North Gosford Private Hospital HCOA Operations (Australia) Pty Ltd

	2829	Tables of Waste Movements by Transporter and Waste Category	Undated
Comments:
Partie North Gosford Private Hospital

9 – Legal

9.1 - Group Company Structure/Details

	0092	Mayne Corporate Structure - Hospitals	Undated
Comments:

	0305	Australian Hospital Care (MSH) Pty Ltd - Company Register	Undated
Comments:

	0306	Australian Hospital Care (MPH) Pty Ltd - Company Register	Undated
Comments:

Friday, 17 October 2003	Page 163 of 247

Category	Barcode	Title	Doc. Date
	0307	Australian Hospital Care 1988 Pty Ltd - Company Register	Undated
Comments:

	0308	Australian Hospital Care (Masada) Pty Ltd - Company Register	Undated
Comments:

	0309	AHC Radiology Pty Ltd - Company Register	Undated
Comments:

	0310	Australian Hospital Care (Knox) Pty Ltd - Company Register	Undated
Comments:

	0311	Australian Hospital Care (Lady Davidson) Pty Ltd - Company Register	Undated
Comments:

	0312	Australian Hospital Care (Pindara) Pty Ltd - Company Register	Undated
Comments:

	0313	Australian Hospital Care (Allamanda) Pty Ltd - Company Register	Undated
Comments:

	0314	Australian Hospital Care (Como) Pty Ltd - Company Register	Undated
Comments:

	1001	Larches Pty Ltd - Company Register	Undated
Comments:

	1002	AME Hospitals Pty Ltd - Company Register	Undated
Comments:

	1003	AHC Tillbox Pty Ltd - Company Register	Undated
Comments:

	1004	AHC Foundation Pty Ltd - Company Register	Undated
Comments:

	1005	Australian Hospital Care (The Avenue) Pty Ltd - Company Register	Undated
Comments:

Friday, 17 October 2003	Page 164 of 247

Category	Barcode	Title	Doc. Date
	1006	Pruinosa Pty Ltd - Company Register	Undated
Comments:

	1007	Australian Hospital Care (Dorset) Pty Ltd - Company Register	Undated
Comments:

	1008	Hospital Corporation Australia Pty Ltd - Company Register	Undated
Comments:

	1009	HCOA Hospital Holdings (Australia) Pty Ltd - Company Register	Undated
Comments:

	1010	HCOA Operations (Australia) Pty Ltd - Company Register	Undated
Comments:

	1011	Integrated Health Care Pty Ltd - Company Register	Undated
Comments:

	1012	Jandale Pty Ltd - Company Register	Undated
Comments:

	1013	Kelldale Pty Ltd - Company Register	Undated
Comments:

	1014	Australian Medical Enterprises Ltd - Company Register	Undated
Comments:

	1015	Jamison Private Hospital Property Pty Ltd - Company Register	Undated
Comments:

	1016	Hallcraft Pty Ltd - Company Register	Undated
Comments:

	1017	Australian Hospital Care (Latrobe) Pty Ltd - Company Register	Undated
Comments:

	1018	Attadale Hospital Property Pty Ltd - Company Register	Undated
Comments:

Friday, 17 October 2003	Page 165 of 247

Category	Barcode	Title	Doc. Date
	1019	AME Medical Services Pty Ltd - Company Register	Undated
Comments:

	1020	Australian Hospital Care (Spare) Pty Ltd - Company Register	Undated
Comments:

	1021	AME Properties Pty Ltd - Company Register	Undated
Comments:

	1022	Australian Hospital Care Limited - Company Register	Undated
Comments:

	1023	Australian Hospital Care Investments Pty Ltd - Company Register	Undated
Comments:

	1024	Australian Hospital Care (Ringwood) Pty Ltd - Company Register	Undated
Comments:

	1025	Australian Hospital Care (Northpark) Pty Ltd - Company Register	Undated
Comments:

	1026	Australian Hospital Care Retirement Plan Pty Ltd - Company Register	Undated
Comments:

	1027	EHealth Technologies Limited - Company Register	Undated
Comments:

	1028	Glengarry Hospital Property Pty Ltd - Company Register	Undated
Comments:

	1029	Rannes Pty Ltd - Company Register	Undated
Comments:

	1030	Pacific Medical Centre Pty Ltd - Company Register	Undated
Comments:

	1031	Mount Hospital Catch Labs Pty Ltd - Company Register	Undated
Comments:

Friday, 17 October 2003	Page 166 of 247

Category	Barcode	Title	Doc. Date
	1032	Rehabilitation Holdings Pty Ltd - Company Register	Undated
Comments:

	1033	St George Private Hospital Nuclear Medicine Pty Ltd - Company Register	Undated
Comments:

	1034	Health Technologies Pty Ltd - Company Register	Undated
Comments:

	1035	The Victoria Rehabilitation Centre Pty Ltd - Company Register	Undated
Comments:

	1036	Hadassah Pty Ltd - Company Register	Undated
Comments:

	1116	Dabuvu Pty Ltd - Company Register	Undated
Comments:

	1117	Hospital Developments Pty Ltd - Company Register	Undated
Comments:

	1118	Link Medical Laboratory Holdings Pty Ltd - Company Register	Undated
Comments:

	1119	Tilemo Pty Ltd - Company Register	Undated
Comments:

	1120	Malahini Pty Ltd - Company Register	Undated
Comments:

	1121	Dangara Pty Ltd - Company Register	Undated
Comments:

	1122	HCA Management Pty Ltd - Company Register	Undated
Comments:

	1123	PMPH Pty Ltd - Company Register	Undated
Comments:

Friday, 17 October 2003	Page 167 of 247

Category	Barcode	Title	Doc. Date
	1124	Victoria House Holdings Pty Ltd - Company Register	Undated
Comments:

	1125	HOAIF Pty Ltd - Company Register	Undated
Comments:

	1126	Seacresh Pty Ltd - Company Register	Undated
Comments:

	1127	Hospital Affiliates of Australia Pty Ltd - Company Register	Undated
Comments:

	1128	CRPH Pty Ltd - Company Register	Undated
Comments:

	1253	Votraint No. 664 Pty Ltd - Company Register	Undated
Comments:

	1254	Votraint No. 665 Pty Ltd - Company Register	Undated
Comments:

	1255	Relkban Pty Ltd - Company Register	Undated
Comments:

	1256	Hospitals of Australia Ltd - Company Register	Undated
Comments:

	1257	Relkmet Pty Ltd - Company Register	Undated
Comments:

	2156	Deed of Limited Partnership Pindara Day Procedure Centre	Undated
Comments:

	2337	Glenagarry Hospital Unit Trust No 2 - Register	Undated
Comments:

	2338	Pindara Private Hospital Unit Trust - Register	Undated
Comments:

Friday, 17 October 2003	Page 168 of 247

Category	Barcode	Title	Doc. Date
	2339	Australian Hospitals Unit Trust - Register	Undated
Comments:

	2340	Spare Unit Trust - Register	Undated
Comments:

	2341	Mitcham and District Unit Trust - Register	Undated
Comments:

	2342	The Beaconsfield & Levy Unit Trust - Register	Undated
Comments:

	2343	Mitcham & District Unit Trust - Unit Certificates	Undated
Comments:

	2344	Ringwood Hospital Unit Trust - Register	Undated
Comments:

	2345	Bryce Pearl Unit Trust - Register	Undated
Comments:

	2346	Reland Unit Trust - Bryce - Register	Undated
Comments:

	2347	Dorset Private Hospital Unit Trust - Register	Undated
Comments:

	2348	Ringwood Hospital Property Unit Trust - Register	Undated
Comments:

	2349	Reland Unit Trust - Register	Undated
Comments:

	2350	Dorset Private Hospital Unit Trust - Register	Undated
Comments:

	2351	Knox Hospital Trust - Register	Undated
Comments:

Friday, 17 October 2003	Page 169 of 247

Category	Barcode	Title	Doc. Date
	2352	Hallcraft Unit Trust - Minutes of Unitholders Meetings	Undated
Comments:

	2353	Ringwood Private Hospital Unit Trust - Minutes and Other Documents	Undated
Comments:

	2354	AME Trust - Minutes of Unitholders Meetings	Undated
Comments:

	2355	AME Trading Trust - Minutes of Unitholders Meetings	Undated
Comments:

	2356	AME Property Trust - Register	Undated
Comments:

	2357	Hadassah Pty Ltd - Company Register	Undated
Comments:

	2358	The Beaconsfield & Levy Unit Trust - Unit Certificates	Undated
Comments:

9.3 - Other Contracts/Licences/Agreements

	0093	Health Fund Contracts	Undated
Comments:

	0114	Supply Contracts - Summary of Agreements that Hospitals Have Access to and Related Products	Undated
Comments:

	0274	Mayne Health Outsourcing Agreement	Undated
Comments:

Partie Mayne Nickless Ltd Honeywell Limited

	1130	Australian Hospitals Average-Basket Health Fund Rates by State	Undated
Comments:

Friday, 17 October 2003	Page 170 of 247

Category	Barcode	Title	Doc. Date
	1328	Equipment Licence Agreement - The Agreement sets out terms and conditions on which MGL has agreed to grant a licence to PR use the Lease Assets (set out in Schedule 1) over which MGL possess the exclusive right to use.	01-Dec-2003
Comments:

Partie Mayne Group Limited PerthRad Clinic

	1329	Deed of Termination and Release - The Deed terminates the Nuclear Medicine Services Agreement dated 13/12/98 between MG NMWA, Groom, Swift and Van Der Schaaf and releases the parties from all obligations under that Agreement.	Undated
Comments:

Partie Mayne Group Limited Nuclear Medicine (WA) Pty Limited as Trustee for the AGAP Unit Trust Groom G Swift P Van Der Schaaf A

	1330	Nuclear Medicine Premises Sub-Sub-Lease - Sub-Sub-Lease sets out the terms and conditions on which MGL has agreed to sub-lease their premises located on the first floor of the Specialist Medical Centre within the Joondalup Hospital to PRC, of which MGI holds a sub-lease.	01-Dec-2003
Comments:

Partie Mayne Group Limited PerthRad Clinic Ltd

	1331	Diagnostic Imaging Services Agreement - The Agreement sets out terms and conditions on which the Contractor has agreed to provide the diagnostic imaging services at the Joondalup Health Campus Hospital - of which Mayne is an operator	14-Dec-2003
Comments:

Partie Mayne Group Limited PerthRad Clinic

	1332	Premises Sub-Sub Lease - The Sub-Sub Lease sets out terms and conditions on which MGL has agreed to sub-sub-lease the ceri parts of the Joondalup Hospital, over which MGL holds a sub lease.	01-Dec-2003
Comments:

Partie Mayne Group Limited PerthRad Clinic Limited

Friday, 17 October 2003	Page 171 of 247

Category	Barcode	Title	Doc. Date
	1333	Nuclear Medicine Services Agreement - The Agreement sets out terms and conditions on which Contractor is to provide the Nucl Medicine Services to patients of the Joondalup Health Campus Hospital - of which Mayne Group Limited is an Operator	01-Dec-2003
Comments:

Partie Mayne Group Limited PerthRad Clinic Limited

	1926	Deed of Trust - Glengarry Hospital Unit Trust No 2	Undated
Comments:

	1927	Deed of Acknowledgement - Glengarry Hospital Trust No 2	Undated
Comments:

	1928	Deed of Trust - Glengarry Hospital Unit Trust No 1	Undated
Comments:

	1929	Deed of Acknowledgement - Glengarry Hospital Unit Trust No 1	Undated
Comments:

	1930	Variation Deed - Markalinga Trading Trust - AME Property Trust	Undated
Comments:

	1931	Deed of Confirmation - Markalinga Trading Trust - AME Trading Trust	Undated
Comments:

	1942	Deed of Variation - Ringwood Hospital Property Unit Trust - Susequently called the Ringwood Private Hospital Unit Trust - Attach the Trust Deed	Undated
Comments:

	1943	Deed of Addition - Ringwood Hospital Property Unit Trust - Susequently called the Ringwood Private Hospital Unit Trust	Undated
Comments:

	1944	Deed of Variation - Ringwood Hospital Property Unit Trust - Susequently called the Ringwood Private Hospital Unit Trust	10-May-1996
Comments:

	1945	Deed of Assignment - The Ringwood Hospital Property Unit Trust - Susequently called the Ringwood Private Hospital Unit Trust	Undated
Comments:

	1946	Determination - Ringwood Hospital Property Unit Trust - Susequently called the Ringwood Private Hospital Unit Trust	Undated
Comments:

Friday, 17 October 2003	Page 172 of 247

Category	Barcode	Title	Doc. Date
	1947	Deed of Confirmation, Acknowledgement and Variation - The Ringwood Private Hospital Unit Trust	Undated
Comments:

	1948	Deed of Trust - The Mitcham and District Private Hospital Unit Trust - Susequently called the Pindara Private Hospital Unit Trust	Undated
Comments:

	1949	Deed of Variation - The Mitcham and District Private Hospital Unit Trust - Susequently called the Pindara Private Hospital Unit Tr	17-Oct-1983
Comments:

	1950	Deed of Variation - The Mitcham and District Private Hospital Unit Trust - Susequently called the Pindara Private Hospital Unit Tr	10-May-1996
Comments:

	1951	Determination - The Mitcham and District Private Hospital Unit Trust - Susequently called the Pindara Private Hospital Unit Trust	Undated
Comments:

	1952	Deed of Confirmation, Acknowledgement and Variation - The Pindara Private Hospital Unit Trust	Undated
Comments:

	1953	Trust Deed - The Beaconsfield & Levy Unit Trust - Susequently called the AHR Unit Trust and the Masada Private Hospital Unit Tr	Undated
Comments:

	1954	Deed of Variation - Beaconsfield & Levy Unit Trust - Susequently called the AHR Unit Trust and the Masada Private Hospital Unit	06-Jun-1985
Comments:

	1955	Deed of Variation - Beaconsfield & Levy Unit Trust - Susequently called the AHR Unit Trust and the Masada Private Hospital Unit	15-Aug-1988
Comments:

	1956	Deed of Amendment - The AHR Unit Trust - Susequently called The Masada Private Hospital Unit Trust	Undated
Comments:

	1957	Determination - The AHR Unit Trust - Susequently called The Masada Private Hospital Unit Trust	Undated
Comments:

	1958	Australian Hospital Care (AHR) Pty Ltd - Minutes of Meeting of Directors - Relating to The Masada Private Hospital Trust	Undated
Comments:

	1959	Deed of Variation - The Knox Hospital Trust	Undated
Comments:

Friday, 17 October 2003	Page 173 of 247

Category	Barcode	Title	Doc. Date
	1960	Unit Trust Deed - The Knox Hospital Trust	Undated
Comments:

	1961	Australian Hospital Care (Knox) Pty Ltd - Minutes of Meeting of Directors - Relating to The Knox Hospital Trust	Undated
Comments:

	1962	Deed of Trust - The Reland Unit Trust - Subsequently called the Dorset Private Hospital Unit Trust - Four Counterparts	Undated
Comments:

	1963	Determination - The Reland Unit Trust - Subsequently called the Dorset Private Hospital Unit Trust - Three Counterparts	Undated
Comments:

	1964	Deed of Assignment - Dorset Private Hospital Unit Trust	Undated
Comments:

	1965	Deed of Variation - The Bryce Pearl Unit Trust - Subsequently called The Australian Hospitals Unit Trust	10-May-1996
Comments:

	1966	Deed of Variation - The Bryce Pearl Unit Trust - Subsequently called The Australian Hospitals Unit Trust	31-Aug-1986
Comments:

	1967	Unit Trust Deed - The Bryce Pearl Unit Trust - Subsequently called The Australian Hospitals Unit Trust	Undated
Comments:

	1968	Determination - The Bryce Pearl Unit Trust - Subsequently called The Australian Hospitals Unit Trust	Undated
Comments:

	1969	Deed of Confirmation & Acknowledgement - Australian Hospitals Unit Trust	Undated
Comments:

	2034	Licence - Joondalup Health Campus	Undated
Comments:

	2035	The Australian Council on Healthcare Standards Accreditation Certificate - John Fawkner-Moreland Private Hospital	Undated
Comments:

	2036	Licence - Glengarry Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 174 of 247

Category	Barcode	Title	Doc. Date
	2037	Certificate of Renewal of Registration - Wangaratta Private Hospital	Undated
Comments:

	2038	Apparatus Licence - Attadale Hospital	Undated
Comments:

	2039	Permit to Purchase Poisons - Attadale Hospital	Undated
Comments:

	2040	Certification of Registration of Business Name - Attadale Private Hospital	Undated
Comments:

	2041	Licence - Attadale Private Hospital	Undated
Comments:

	2042	Licence - Lady Davidson Private Hospital	Undated
Comments:

	2043	Licence - Port Macquarie Base Hospital	Undated
Comments:

	2044	Licence - Nambour Selangor Private Hospital	Undated
Comments:

	2045	Licence - Mount Hospital	Undated
Comments:

	2057	DI-Pathology Lease	Undated
Comments:

	2058	DI-Pathology Option to Lease	Undated
Comments:

	2059	Right of First and Last Refusal Deed	Undated
	Comments:	Please Refer to Document Number 2169

	2079	Deed of Variation - Ringwood Hospital Property Unit Trust - Subsequently Called the Ringwood Private Hospital Unit Trust	Undated
Comments:

Friday, 17 October 2003	Page 175 of 247

Category	Barcode	Title	Doc. Date
	2080	Deed of Variation - The Masada Private Hospital Unit Trust	Undated
Comments:

	2144	Shareholders Agreement - Relating to the Formation of and Operation of a Cardiac Catheter Laboratory at the Mount Hospital	Undated
Comments:

	2155	TM1 Documentation	Undated
Comments:

	2157	Day Theatre Agreement	Undated
Comments:

	2158	Service Agreement - Pindara Private Hospital and Pindara Day Procedure Centre	Undated
Comments:

	2159	Sale of Shares Agreement - Dangara Pty Ltd	Undated
Comments:

	2169	Schedule of the terms for the Pathology and Diagnostic tenancies at the hospitals as at 29 September 200	Undated

	Comments:	Please Refer to Documents Numbered 2057 2058 and 2059 This Document is Updated by Document 2419

	2200	Certificate of Registration of Business Name - Nambour Selangor Private Hospital	Undated
Comments:

	2201	Certificate of Registration of Business Name - North West Brisbane Private Hospital	Undated
Comments:

	2202	Certificate of Registration of Business Name - Cotham Private Hospital	Undated
Comments:

	2203	Certificate of Registration of Business Name - John Fawkner-Moreland Private Hospital	Undated
Comments:

	2204	Certificate of Registration of Business Name - Knox Private Hospital	Undated
Comments:

	2205	Certificate of Registration of Business Name - Linacre Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 176 of 247

Category	Barcode	Title	Doc. Date
	2206	Certificate of Registration of Business Name - Masada Private Hospital	Undated
Comments:

	2207	Certificate of Registration of Business Name - Mount Waverley Private Hospital	Undated
Comments:

	2208	Certificate of Registration of Business Name - Ringwood Private Hospital	Undated
Comments:

	2209	Certificate of Registration of Business Name - Shepparton Private Hospital	Undated
Comments:

	2210	Certificate of Registration of Business Name - The Avenue Hospital	Undated
Comments:

	2211	Certificate of Registration of Business Name - Victorian Rehabilitation Centre - Eastern Melbourne	Undated
Comments:

	2212	Certificate of Registration of Business Name - Victorian Rehabilitation Centre - Northern Melbourne	Undated
Comments:

	2213	Certificate of Registration of Business Name - Wangaratta Private Hospital	Undated
Comments:

	2214	Certificate of Registration of Business Name - Warringal Private Hospital	Undated
Comments:

	2215	Certificate of Registration of Business Name - Attadale Private Hospital	Undated
Comments:

	2216	Certificate of Registration of Business Name - Glengarry Private Hospital	Undated
Comments:

	2217	Certificate of Registration of Business Name - Mount Hospital	Undated
Comments:

	2218	Certificate of Registration of Business Name - Castlecrag Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 177 of 247

Category	Barcode	Title	Doc. Date
	2219	Certificate of Registration of Business Name - Christo Road Private Hospital	Undated
Comments:

	2220	Certificate of Registration of Business Name - North Gosford Private Hospital	Undated
Comments:

	2221	Certificate of Registration of Business Name - Kareena Private Hospital	Undated
Comments:

	2222	Certificate of Registration of Business Name - Lady Davidson Private Hospital	Undated
Comments:

	2223	Certificate of Registration of Business Name - Lingard Private Hospital	Undated
Comments:

	2224	Certificate of Registration of Business Name - Macarthur Private Hospital	Undated
Comments:

	2225	Certificate of Registration of Business Name - Nepean Private Hospital	Undated
Comments:

	2226	Certificate of Registration of Business Name - Nowra Private Hospital	Undated
Comments:

	2227	Certificate of Registration of Business Name - Orange Private Hospital	Undated
Comments:

	2228	Certificate of Registration of Business Name - Port Macquarie Private Hospital	Undated
Comments:

	2229	Certificate of Registration of Business Name - St George Private Hospital	Undated
Comments:

	2230	Certificate of Registration of Business Name - Strathfield Private Hospital	Undated
Comments:

	2231	Certificate of Registration of Business Name - The Hills Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 178 of 247

Category	Barcode	Title	Doc. Date
	2232	Certificate of Registration of Business Name - Warners Bay Private Hospital	Undated
Comments:

	2233	Advice of Renewal of Registration of Business Name - Sunnybank Private Hospital	Undated
Comments:

	2234	Advice of Renewal of Registration of Business Name - St Andrews - Ipswich Private Hospital	Undated
Comments:

	2235	Advice of Renewal of Registration of Business Name - Pindara Private Hospital	Undated
Comments:

	2236	Advice of Renewal of Registration of Business Name - Belmont Private Hospital	Undated
Comments:

	2237	Advice of Renewal of Registration of Business Name - Caloundra Private Hospital	Undated
Comments:

	2238	Advice of Renewal of Registration of Business Name - Hillcrest - Rockhampton Private Hospital	Undated
Comments:

	2239	Advice of Renewal of Registration of Business Name - John Flynn - Gold Coast Private Hospital	Undated
Comments:

	2240	Deed of Confirmation Acknowledgement and Variation - The Spare Unit Trust	Undated
Comments:

	2241	Deed of Addition - Ringwood Hospital Unit Trust	Undated
Comments:

	2242	Deed of Variation dated 17 October 1983	Undated
Comments:

	2243	Deed of Variation - Ringwood Hospital Unit Trust	Undated
Comments:

	2244	Determination - Ringwood Hospital Unit Trust	Undated
Comments:

Friday, 17 October 2003	Page 179 of 247

Category	Barcode	Title	Doc. Date
	2245	Seventh Supplemental Deed - Markalinga Investments Limited and Perpetual Trustees WA Ltd	Undated
Comments:

	2246	Appointment of Trustee - Markalinga Investments Limited and Markalinga Nominees Pty Ltd	Undated
Comments:

	2247	Markalinga Trust Deed Incorporating Amending Deeds - Markalinga Investments Limited and Perpetual Trustees WA Limited	Undated
Comments:

	2248	Deed of Covenant Release and Variation - Markalinga Trust	Undated
Comments:

	2249	Deed Between Markalinga Investments Limited - Perpetual Trustees - Markalinga Limited and Others	Undated
Comments:

	2250	Retirement of Manager - Markalinga Investments Limited and Markalinga Nominees Pty Ltd	Undated
Comments:

	2251	Deed - Markalinga Nominees Pty Ltd and Australian Medical Enterprises Limited	Undated
Comments:

	2252	Ninth Supplemental Deed - Markalinga Investments Ltd - Markalinga Nominees Pty Ltd - Now AME Hospitals Pty Ltd - and Markal Limited - Now Australian Medical Enterprises Limited	Undated
Comments:

	2419	Schedule of the terms for the Pathology and Diagnostic tenancies at the hospitals as at 6 October 2003	Undated
	Comments:	This document updates document 2169

	2538	Hallcraft Trust Deed establishing the Hallcraft Unit Trust	Undated
Comments:

	2539	Four Seasons Lease Agreement	Undated
Comments:

	2540	Determination - The Blank Unit Trust	Undated
Comments:

Friday, 17 October 2003	Page 180 of 247

Category	Barcode	Title	Doc. Date
	2559	Deed of Radiology Services - John Fawkner Hospital	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Klempfner G Pryde A

	2561	Deed of Radiology Services - Linacre Private Hospital - 12 Linacre Rd - Hampton	Undated
Comments:

Partie Hospital Corporation Australia Pty Ltd Klempfner G Pryde A

	2565	Hospitals Warehousing and Distribution Agreement between Faulding Healthcare Pty Ltd and HCoA Hospital Holdings (Australia) Ltd	Undated
	Comments:	This contract has been executed - As far as we know - the contract was executed in this form.

	2582	Pathology Service Level Agreement Between HCoA Hospital Holdings (Australia) Pty Ltd and Mayne Group Limited	Undated
Comments:

	2583	Diagnostic Imaging Service Level Agreement Between HCoA Hospital Holdings (Australia) Pty Ltd and Mayne Group Limited	Undated
Comments:

	2607	Deed of Fixed and Floating Charge	Undated
Comments:

	2608	Port Macquarie Base Hospital - Governing Documents	Undated
Comments:

	2612	Letter from the Monetary Authority of Singapore to Transport Security Insurance Pte Ltd	Undated
Comments:

	2614	Licence - St George Private Hospital	Undated
Comments:

	2615	Application for a Licence or Renewal of a Licence to Supply Drugs of Addiction	Undated
Comments:

Friday, 17 October 2003	Page 181 of 247

Category	Barcode	Title	Doc. Date
	2616	Licence - Strathfield Private Hospital	Undated
Comments:

	2644	Deed of Release of Charge	25-Aug-2003
Comments:

Partie Mayne Nickless Limited Christo Road Private Hospital Pty Ltd

	2645	Certificate of Entry of Particulars of a Charge	03-Aug-1987
Comments:

Partie Christo Road Private Hospital Pty Ltd National Mutual Royal Bank Ltd

	3719	Title - Folio 78-1003839	Undated
Comments:

Partie Healthlinks.net Pty Limited Soney Pty Limited

9.4 - Regulatory Licences/Accreditation

	2170	Mayne Hospitals Privacy Brochure	Undated
Comments:

	2462	Poisons Permit - Glengarry Hospital	Undated
Comments:

Partie Glengarry Hospital Department of Health (Western Australia)

9.5 - Litigation & Claims Including Medical Malpractice

	0164	Claims Experience for Mayne Hospitals	01-Jun-2003
Comments:

	1262	Medical Malpractice - FY04 Costs	Undated
Comments:

Friday, 17 October 2003	Page 182 of 247

Category	Barcode	Title	Doc. Date
	1264	Medical Negligence Claims - PricewaterhouseCoopers Advice - 24-Jul-2003	Undated
Comments:

	1265	Medical Negligence Claims - PricewaterhouseCoopers Advice - 08-Jul-2003	Undated
Comments:

	1298	Insurance Information Pack	Undated
Comments:

	1299	Hospital Combined Public Liability - Medical Malpractice Insurance History - Hospitals	Undated
Comments:

	1301	Medical Malpractice Reporting Process	Undated
Comments:

	1302	Summary - Diagram - of Medical Malpractice Cover FY03 - FY04	Undated
Comments:

	1303	Medical Malpractice Insurance Program FY03 FY04	Undated
Comments:

	1304	FAI - HIH Provision	Undated
Comments:

	1305	Medical Malpractice - Large Claims Expense	Undated
Comments:

	1306	Medical Malpractice - Independent Legal Panel	Undated
Comments:

	1308	PWC - Full Report - Medical Negligence Liability 30 June 2003	Undated
Comments:

	1310	AON Risk Management - Mayne Health - Medical Malpractice Claims	Undated
Comments:

	1311	Claims Reserves - March 03	Undated
Comments:

Friday, 17 October 2003	Page 183 of 247

Category	Barcode	Title	Doc. Date
	1312	Claims Development Report ID	Undated
Comments:

	1313	HIH Claims - Medical Malpractice - May 03	Undated
Comments:

	1314	Claims Reserves - April 03	Undated
Comments:

	1315	All Claims Greater then 100k	Undated
Comments:

	1316	Mayne Group Hospital Claims Report	Undated
Comments:

	1317	Movement Report	Undated
Comments:

	2049	Mayne Group - Hospital Claims Report - Claims Reported between 1 June 1999 to 30 June 2000	01-Jun-1999
Comments:

Partie Mayne Group Limited

	2186	Mayne Hospitals - Contingent Liabilities Report - June 2003	Undated
	Comments:	This Document is Updated by Document Number 2551

	2551	Mayne Hospitals - Summary of Potential Litigation	Undated
	Comments:	Updates Document Number 2186

9.6 - Insurance

	0109	Insurance Summary	Undated
Comments:

	0110	Mayne Group Hospital Claims Report - 01 July 2002 - 30 June 2003	Undated
Comments:

	0111	Mayne Group Hospital Claims Report - 01 July 2001 - 30 June 2002	Undated
Comments:

Friday, 17 October 2003	Page 184 of 247

Category	Barcode	Title	Doc. Date
	0112	Mayne Group Hospital Claims Report - 01 July 2000 - 30 June 2001	Undated
Comments:

	0113	Mayne Group Hospital Claims Report - 01 July 1999 - 30 June 2000	Undated
Comments:

	1300	Public Hospitals - Overview Memorandum	Undated
Comments:

	1307	Risk Department Review of Insurance Reforms	Undated
Comments:

	2648	Insurance Policy - TSI 2002-2003	Undated
Comments:

	2649	Insurance Policy - Swiss Re Australia Limited 2002-2003	Undated
Comments:

	2650	Insurance Policy - CGU 1998-1999	Undated
Comments:

	2651	Insurance Policy - AMP 1997-1998	Undated
Comments:

	2652	Insurance Policy - AMP 1996-1997	Undated
Comments:

Partie Health Care of Australia

10 - Human Resources

10 - Human Resources

	0097	Personnel Information	Undated
Comments:

	2328	Mayne Health Industrial Instrument Coverage - Awards and Agreements	Undated
Comments:

Friday, 17 October 2003	Page 185 of 247

Category	Barcode	Title	Doc. Date
	2332	Mayne Employee Benefits	Undated
Comments:

10.1 - Organisational Charts

	0137	Hospital Executive Management Team - Executive Management Team Organisation Structure	Undated
Comments:

	0138	Hospital Executive Management Team - Profiles	Undated
Comments:

	0139	Overview of Hospital Executive Team Services	Undated
Comments:

	1288	Hospital Executive Teams - September 2003	Undated
Comments:

	1292	Mayne Health Indonesia Organisation Structures	Undated
Comments:

10.2 - Employee Analysis

	0098	Mayne - Hospital Employees - Headcount - As At Feb 2003	Undated
Comments:

	1129	Employee Entitlements Schedule by Hospital as at 30 June 2003 - Australian Hospitals Only	Undated
Comments:

	2534	Updated Executive Team Analysis	Undated
	Comments:	This Document Updates Part of Document 2327

10.3 - Material Contracts

	0099	Information Memorandum Report - Mayne Executive Share Option Scheme	Undated
Comments:

	0100	Information Memorandum Report - Employee Share Acquisition Plan	Undated
Comments:

Friday, 17 October 2003	Page 186 of 247

Category	Barcode	Title	Doc. Date
	2070	Standard Contract of Employment - Total Employment Cost - New Employee	Undated
Comments:

	2071	Standard Contract of Employment - Salary - New Employee	Undated
Comments:

	2072	Standard Contract of Employment - Existing Employee	Undated
Comments:

	2566	Employment Contract - Robert Cooke	Undated
Comments:

	2567	Employment Contract - John Hickey	Undated
Comments:

	2568	Employment Contract - Robert Wise	Undated
Comments:

10.4 - Unionisation/EBAs

	0297	Mayne Hospital Redundancy Entitlements 2002	Undated
	Comments:	This Document is Updated by Document 2189

Partie Mayne Health

	1141	Hospital Salaried Officers - Mayne Health WA Hospitals - Enterprise Bargaining Agreement 2003	Undated
Comments:

Partie Mayne Group Limited Hospital Salaried Officer’s Association of Western Australia

	1142	Nurses’ -Mayne Health WA- Certified Agreement 2002	Undated
Comments:

Partie Mayne Group Limited Australian Nursing Federation

Friday, 17 October 2003	Page 187 of 247

Category	Barcode	Title	Doc. Date
	1143	Mayne Group Limited - QNU Certified Agreement 2002	01-Oct-2002
	Comments:	This document is a duplicate of doc 1223.

Partie Mayne Trading as Mayne Group Limited Health Care of Australia Pindara Private Hospital Unit Trust Queensland Nurses Union

	1144	Mayne Health and ASU Certified Agreement 2002	01-Oct-2002
Comments:

Partie

Mayne Health Trading as Mayne Group Limited

Health Care of Australia

Pindara Private Hospital Unit Trust

Australian Municipal Administrative Clerical and Services Union, Central and Southern Queensland Clerical and Administrative Branch of Employees

	1145	Mayne Health and AWU Certified Agreement 2002	01-Jul-2002
Comments:

Partie Mayne Health Australian Workers’ Union of Employees - Queensland

	1146	Mayne Health - HSUA Hospitals Certified Agreement 2002-2005	01-Sep-2002
Comments:

Partie Mayne Group Limited Health Services Union of Australia

	1147	Australian Nursing Federation - Victorian Branch- and HSUA Vic No 1 Branch and Australian Hospital Care Ltd Certified Agreeme 2001-2003	30-Apr-2001
	Comments:	This document is a duplicate of doc 1973.

Partie Australian Hospital Care Ltd Health Services Union of Australia Australian Nursing Federation

	1148	Mayne Hospitals and HSUA - Health Professionals- Certified Agreement 2001	01-Oct-2001
Comments:

Partie Mayne Nickless Pty Ltd Health Services Union of Australia

Friday, 17 October 2003	Page 188 of 247

Category	Barcode	Title	Doc. Date
	1149	Nurses’ - ANF - WA Private Hospitals and Nursing Homes- Award 1999	14-Oct-1999
Comments:

Partie Australian Nursing Federation

	1150	Private Hospital and Nursing Homes - ALHMWU- Interim Award 1996	08-Jul-1996
Comments:

Partie Australian Liquor, Hospitality and Miscellaneous Workers’ Union

	1151	Health and Allied Services - Private Sector - Victoria Consolidated Award 1998	01-Jul-1998
Comments:

Partie Health Services Union of Australia

	1152	Nurses -Victorian Health Services- Award 2000	30-Jun-2000
Comments:

Partie Health Services Union of Australia Australian Nursing Federation

	1153	The Private Hospital Administrative Officers Victoria Award 1996	19-Dec-1997
Comments:

Partie Health Services Union of Australia

	1154	Health Services Union of Australia - Victoria - Private Sector- Interim Award 1993	Undated
Comments:

Partie Health Services Union of Australia

	1155	Private Hospital Proffessional Employees - State- Consolidated Award	11-Feb-2000
Comments:

	1156	Clerical and Administrative Employees - State- Consolidated Award	14-Feb-1997
Comments:

	1157	Private Hospital Industry Nurses - State- Consolidated Award	01-Jun-1998
Comments:

	1158	Private Hospital Employees - State- Award	15-Nov-2000
Comments:

Friday, 17 October 2003	Page 189 of 247

Category	Barcode	Title	Doc. Date
	1159	The Private Hospitals and Aged Disability Care Services Industry	Undated
Comments:

	1160	The Private Hospitals and Aged Disability Care Services Industry Redundancy - State- Award	18-May-2001
Comments:

	1161	Social and Community Services Employees - State- Award	28-May-2002
Comments:

	1162	Port Macquarie Base Hospital Professional Staff - State- Award	11-Jun-1996
Comments:

	1163	Hospital Salaried Officers -Private Hospitals- Award 1980	18-Nov-1980
Comments:

	1164	Hospital Salaried Officers - Joondalup Health Campus- Award 1996	Undated
Comments:

	1165	Nursing Assistants - ALHMWU- Interim Award 1996	18-Jul-2002
Comments:

	1166	Enrolled Nurses and Nursing Assistants - Government- Award No R7 of 1978	26-Apr-1979
Comments:

	1167	Hospital Nurses’ Award State	01-Jan-1974
Comments:

	1168	Clerical Employees Award State 2002	07-Oct-2002
Comments:

	1169	Clerical Award - Private Hospitals - State	04-Mar-1996
Comments:

	1170	/nurses Private Employment - ACT- Award1972	Undated
Comments:

Friday, 17 October 2003	Page 190 of 247

Category	Barcode	Title	Doc. Date
	1222	Mayne Health and HSUA Hospitals NSW Certified Agreement - 2002 - 2005	01-Sep-2002
Comments:

Partie Mayne Group Limited
Health Services Union of Australia

	1223	Mayne Group Limited and Queensland Nurses Union Certified Agreement -No 4- Queensland - 2002	01-Oct-2002
	Comments:	This document is a duplicate of doc 1143.

Partie Mayne Group Limited
Queensland Nurses Union

	1326	Mayne Health (WA) Joondalup - Health Campus ALHMWU - Enterprise Agreement 2003	27-Mar-2003
	Comments:	This document is a duplicate of doc 1974.

Partie Mayne Health
ALHMWU

	1327	ANF (Vic Branch) and HSUA Victoria No.1 Branch and Mayne Nickless Ltd (Mayne Health) Certified Agreement 2001 - 2004	Undated
Comments:

Partie Mayne Nickless Ltd
ANF & HSUA

	1973	Australian Nursing Federation - Victorian Branch - and Health Service Union of Australia Victoria No 1 Branch and Mayne Nickles Ltd - Mayne Health - Certified Agreement	30-Apr-2001
	Comments:	Option Date - Parties Agree to Re-negotiate

This document is a duplicate of doc 1147.

Partie
Mayne Nickless Ltd
Australian Nursing Federation
Health Services Union of Australia

	1974	Mayne Health - WA - Joondalup Health Campus ALHMWU Enterprise Agreement 2003	27-Mar-2003
	Comments:	Option Date - Parties Agree to Re-negotiate

This document is a duplicate of doc 1326.

Partie
Mayne Group Limited
Australian Liquor, Hospitality and Miscellaneous Workers’ Union

Friday, 17 October 2003	Page 191 of 247

Category	Barcode	Title	Doc. Date
	1975	Draft - Mayne - WA - Hospital Services Certified Agreement 2003	Undated
	Comments:	Option Date - Parties Agree to Re-negotiate

Partie
Mayne Group Limited
Australian Liquor, Hospitality and Miscellaneous Workers’ Union

	1976	Enrolled Nurses and Nursing Assistants - Private - Award No 8 of 1978	Undated
Comments:

Partie
ALHMWU (WA Branch)

	2184	Private Hospitals Nurses’ Award - State	Undated
Comments:

Partie
Queensland Nurses Union

	2185	Private Health and Charitable Sector Employees Superannuation -State- Award	13-Jun-2001
Comments:

	2189	Mayne Hospital Redundancy Entitlements 2002 - Update	Undated
	Comments:	This Document Updates Document Number 0297

Partie
Mayne Health

	2190	Mayne Hospitals and Health Services Union of Australia - Vic No 1 Branch - Organisational Charge Agreement	Undated
Comments:

Partie
HSUA
Mayne Group Limited

	2191	Mayne Health (WA) Mount Glengarry and Attadale Hospitals ALHMWU Enterprise Agreement 2000	01-Oct-2002
Comments:

Partie
Mayne Health
ALHMWU

10.5 - OH&S & Workers Compensation

	0103	Information Memorandum Report - Workers Compensation	Undated
Comments:

10.6 - HR Related Policies/Practices

Friday, 17 October 2003	Page 192 of 247

Category	Barcode	Title	Doc. Date
	0101	Information Memorandum Report - Employment Conditions	Undated
Comments:

	0296	Employee Benefits Brochure - Banking - Health Funds - Diagnostic Services	Undated
Comments:

Partie
Mayne Group Limited
Westpac Banking Corporation
Australian Unity
AXA Health
HCF

	0298	Retrenchments Benefits - Guidelines	01-Dec-2000
Comments:

Partie
Mayne Group Limited

	0299	Renumeration and Benefits Data	Undated
Comments:

Partie
Mayne Group Limited

	2151	Rules of the Mayne Executive Share Option Scheme	Undated
Comments:

	2152	Invitation to Participate in the 2001 Employee Shan Plan Allocation	Undated
Comments:

	2153	Invitation to Participate in the 1999 Employee Share Acquisition Plan Allocation	Undated
Comments:

	2154	Mayne Employee Share Acquisition Plan Rules	Undated
Comments:

	2195	Australian Hospital Care Limted - Offer of Employment	Undated
Comments:

	2196	Health Care of Australia - Offer of Employment	Undated
Comments:

Friday, 17 October 2003	Page 193 of 247

Category	Barcode	Title	Doc. Date
	2197	Mayne Security Policy and Guidelines	Undated
Comments:

	2198	Mayne Code of Conduct	Undated
Comments:

	2199	Mayne Employment Related Privacy Policy	Undated
Comments:

	2333	Retrenchment Policy	Undated
Comments:

	2646	Sick Leave Policy	Undated
Comments:

	2647	Parental Leave Policy	Undated
Comments:

10.7 - Superannuation Details

	0102	Information Memorandum Report - Superannuation	Undated
Comments:

	0295	Members Booklet - Mayne Group Fund Accumulation Super - Mayne Group Superannuation Fund Pty Ltd - Trustee	01-Jul-2002
Comments:

Partie
Mayne Group Limited
Mayne Group Superannuation Fund Pty Ltd

	0300	Australian Hospital Care Retirement Plan - Member Booklet - Australian Hospital Care Retirement Plan Pty Ltd - Trustee	Undated
Comments:

Partie
Australian Hospital Care Ltd
Australian Hospital Care Retirement Plan Pty Ltd

	0301	Mayne Nickless Ltd Superannuation Fund - Amending Deed - MNL Superannuation Fund Pty Ltd - Trustee	01-Jan-1998
Comments:

Partie
Mayne Nickless Ltd
MNL Superannuation Fund Pty Ltd

Friday, 17 October 2003	Page 194 of 247

Category	Barcode	Title	Doc. Date
	2053	Superfund Distribution in Hospitals	Undated
Comments:

	2082	Mayne Nickless Limited Superannuation Fund - Defined Benefit - Senior Executive Category 2 - Members Booklet	Undated
Comments:

	2083	Mayne Nickless Limited Superannuation Fund - Defined Benefit - Senior Executive Category 1 - Members Booklet	Undated
Comments:

	2084	Mayne Nickless Limited Superannuation Fund - Staff Defined Benefit Fund - Members Booklet	Undated
Comments:

	2085	Mayne Group Limited Superannuation Fund - Report to the Trustee of the Actuarial Investigation as at 30 June 2002 - Mercer Hu Resource Consulting	Undated
Comments:

	2086	Mayne Group Limited Superannuation Fund - Financial Statements for the Year Ended 30 June 2002	Undated
Comments:

	2087	Australian Hospital Care Retirement Plan - Annual Report - 30 June 2002	Undated
Comments:

	2088	Mayne Group Limited Superannuation Fund - 2002 Annual Report	Undated
Comments:

	2089	Mayne Group Limited Superannuation Fund - Members Investment Choice Booklet	Undated
Comments:

	2090	Mayne Group Limited Superannuation Fund - Members Booklet	Undated
Comments:

	2091	Details of Mayne Group Limited Superannuation Fund Contributions	Undated
Comments:

	2092	Details of Mayne Group Limited Superannuation Trustee	Undated
Comments:

	2334	Superfund Distribution in Hospitals	Undated
Comments:

Friday, 17 October 2003	Page 195 of 247

Category	Barcode	Title	Doc. Date
11 - IT /Management Information Services

11 - IT /Management Information Services

	1336	Additional IT Information - Post Q&A	Undated
Comments:

	1673	Shared Infrastructure Agreement for which copy of Agreement is being sought from Vendors	Undated
Comments:

	1674	Shared Services	04-Sep-2003
Comments:

	1675	IT Infrastructure Services Agreement - Tab - HP Infrastructure Services Agreement	18-Oct-2002
	Comments:	1 year

Partie
Hewlett-Packard Australia Pty Ltd
Mayne Group Limited

	1676	IBM Lease and Finance Terms and Conditions - Tab - IBM Terms and Conditions	Undated
Comments:

Partie
IBM Global Financing Australia Ltd

	1677	Mayne Group Sun Support Contract Renewal - Tab - Sun Microsystems	Undated
Comments:

Partie
Mayne Group Ltd
Sun Microsystems Australia Pty Ltd

	1678	Quotation for Sun Services	26-Jun-2003
Comments:

Partie
Mayne Group Limited
Sun Microsystems Australia Pty Ltd

	1679	Agreement for the Provision of Services - Tab - PWC Provision of Services	13-Dec-2001
Comments:

Partie
PriceWaterhouse Coopers
Mayne Group Limited

Friday, 17 October 2003	Page 196 of 247

Category	Barcode	Title	Doc. Date
	1680	Telecommunications Supply Agreement - Tab - Optus Supply Agreement	01-Mar-2003
Comments:

Partie
Mayne Nickless Ltd
Cable and Wireless Optus

	1681	Variation Agreement	01-Sep-2003
Comments:

Partie
Mayne Group Limited
Optus Networks Pty Ltd

	1682	Agreement	10-Jan-2003
Comments:

Partie
Mayne Group Limited
Sirius Telecommunications Ltd

	1683	Agreement - Tab - Sirius PABX Management	01-Jan-2003
Comments:

Partie
Mayne Group IT
Sirius Telecommunications Ltd

	1684	Memorandum - Telstra Contract - Tab - Telstra Services Agreement	30-Jun-2003
Comments:

Partie
Mayne Group IT

	1685	Business Services Agreement for Key Customers	01-Jul-2003
Comments:

Partie
Mayne Group Limited
Telstra Corporation Ltd

	1686	On-hold Services Agreement - Tab - Telemall On-hold Agreement	01-Oct-2001
Comments:

Partie
Mayne Group Limited
Tellemall Message On Hold Pty Ltd

Friday, 17 October 2003	Page 197 of 247

Category	Barcode	Title	Doc. Date
	1687	Teltra Internet Direct - Authorisation Form - Tab - Telstra Internet Direct	24-Jun-2002
Comments:

Partie
Mayne Group Limited
Telstra Corporation Ltd

	1688	Support Services Agreement - Uptime & Insight - Tab Dimension Data Support Services	01-Aug-2002
	Comments:	Option - 1 Year

Partie
Dimension Data Australia Pty Ltd
Mayne Group Limited

	1689	Insight - Scope of Service - Operational Services - Tab - Dimension Data Operational Services	Undated
Comments:

Partie
Dimension Data Australia Pty Ltd

	1690	Confidentiality Agreement - Tab - Aspect Consulting Confidentiality Agreement	Undated
Comments:

Partie
Mayne Nickless Ltd
Aspect Computing Pty Ltd

	1691	Microsoft Busines Agreement - Tab - Microsoft Enterprise Agreement	19-Sep-2000
Comments:

Partie
Mayne Nickless Ltd
Microsoft Operations Ltd

	1692	Hospital	04-Sep-2003
Comments:

	1693	Master Services Agreement - Tab - Trakhealth Master Services Agreement	24-Jun-2002
Comments:

Partie
Mayne Group Ltd
Trakhealth Pty Ltd

Friday, 17 October 2003	Page 198 of 247

Category	Barcode	Title	Doc. Date
	1694	Work Order Number 1 - Tab - Trakhealth Work Order Number 1	24-Jun-2002
Comments:

Partie
Mayne Group Ltd
Trakhealth Pty Ltd

	1695	Licence & Maintenance Agreement - Tab - Trakhealth Licence & Maintenance Agreement	24-Jun-2002
Comments:

Partie
Mayne Group Limited
Trakhealth Pty Ltd

	1696		05-Jun-2002
Comments:

Partie
Mayne Group IT
Mayne Health Technologies

	1697	Licence & Maintenance Agreement - Tab - IBA (Proposed) Licence & Maintenance Agreement	01-Jul-2002
Comments:

Partie
IBA Health Limited
Mayne Group Limited

	1698	Letter - Untitled - Tab - IBA Licence & Maintenance Agreement	18-Jun-2003
Comments:

Partie
IBA Health Limited

	1699	Software Licence & Maintenance Agreement	21-Aug-1997
Comments:

Partie
Health Technologies Pty Ltd
Unicare

	1700	Licence Agreement - Tab - GD data Midistats	Undated
Comments:

Partie
Mayne Group Limited
GD Data Pty Ltd

Friday, 17 October 2003	Page 199 of 247

Category	Barcode	Title	Doc. Date
	1701	Letter Attaching Confidentiality Agreement - Tab - Scancare	23-Jun-2003
Comments:

Partie
Mayne Group Limited
ScanCARE Ltd

	1702	Facsimile Attaching Licence Agreements - Tab - Cyberscience	22-May-1996
Comments:

Partie
Health Care of Australia
Cyberscience Corporation Pty Ltd

	1703	MIDD - Licence Agreement - Tab - Auslang MIDD Agreement	Undated
Comments:

Partie
Mayne Hospitals
Auslang International Pty Ltd

	1704	Facsimile Attaching Support Terms & Conditions - Invoice - Tab - Medilink Maintenance Lady Davidson	Undated
Comments:

Partie
Mayne Group IT
Cardonelle Consulting Pty Ltd

	1705	Letter - Attaching Phase I Budget Estimate - Tab - Aspect Computing	07-Jan-2000
Comments:

Partie
Mayne Nickless Ltd
Aspect Computing Pty Ltd

	1706	Agreement - Tab - Aspect Computing	17-Mar-2000
Comments:

Partie
Mayne Nickless Ltd
Aspect Computing Pty Ltd

	1707	Agreement	07-Jan-2000
Comments:

Friday, 17 October 2003	Page 200 of 247

Category	Barcode	Title	Doc. Date
	1708	Fixed Price Agreement - Tab - Aspect Computing Fixed Price	01-Sep-2000
Comments:

Partie
Mayne Nickless Ltd
Aspect Computing Pty Ltd

	1709	Licence Agreement - Tab - Menette Pty	01-Jun-2003
Comments:

Partie
Menette Pty Ltd
Mayne Group Limited

	1710	Subscription Liability Agreement - Attaching Email - Tab - Neta Australis Subscription Library	31-Oct-2003
Comments:

Partie
Mayne Group Limited
NETG Australia Pty Ltd

	1711	Facsimile - Australian Pricing - Attaching Facsimile - Attaching MITS Evaluation Licence Agreement - Tab - PABNA	11-Aug-2003
Comments:

Partie
Mayne Group Limited
PABNA Pty Ltd

	1712	User Agreement - Tab - Thelma	22-Oct-2002
Comments:

Partie
Mayne Group Limited
Thelma Pty Ltd

	1713	Shared Services Hospitals	04-Sep-2003
Comments:

	1714	End User Software Licence Agreement Standard Terms and Conditions - Tab - BEA	30-Oct-2003
	Comments:	Option - 1 Year

Partie
Mayne Nickless Ltd
BEA Systems Pty Ltd

Friday, 17 October 2003	Page 201 of 247

Category	Barcode	Title	Doc. Date
	1715	General Maintenance Agreement - Tab - Lanier Voice	15-Jul-2003
	Comments:	Option - 1 Year

Partie
Mayne Group Limited
Lanier Voice

	1716	C-Net Safetynet SAP End User Licence Agreement - Tab - C-Net	11-Jun-2002
Comments:

Partie
Mayne Group Limited
Consultants Network Australia Pty Ltd

	1717	Software Licence & Maintenance Agreement - Tab - IXOS Software Licence & Maintenance	01-Jun-2001
Comments:

Partie
Mayne Nickless Ltd
IXOS Software Australia Pty Ltd

	1718	Schedule B to Software and Maintenance Agreement - Tab - IXOS Schedule B	01-May-2002
Comments:

Partie
IXOS Software Australia Pty Ltd
Mayne Group Limited

	1719	Schedule C to Software Licence and Maintenance Agreement - Tab - IXOS Schedule C	01-Oct-2002
Comments:

Partie
Mayne Group Limited
IXOS Software Australia Pty Ltd

	1720	Licence & Supplier Agreement for Figtree Software - Tab - Figtree Software	16-Jan-2003
Comments:

	1721	Purchase Order - Attaching Software Maintenance Agreement	01-Jan-2003
Comments:

Partie
Mayne Health
Sylogist USA LLC

Friday, 17 October 2003	Page 202 of 247

Category	Barcode	Title	Doc. Date
	1722	Facsimile Attaching ICMS Agreement & Purchase Order - Tab - BIS	28-Aug-2000
Comments:

Partie
Mayne Nickless Ltd
Business Information Services Pty Ltd

	1723	Licence General Software Licence Conditions - Tab - Viewlocity General Software	27-Sep-2001
Comments:

Partie
Mayne Nickless Ltd
Viewlocity General Software Pty Ltd

	1724	Axway Solutions Support Agreement [Tab - Axway Support Agreement]	Undated
Comments:

Partie
Mayne
Axway Australia Pty Ltd

	1725	Axway Pty Ltd Services Agreement [Tab - Axway Services Agreement]	Undated
Comments:

Partie
Axway Pty Ltd

	1726	Axway Product Support Agreement [Tab - Axway Product Agreement]	Undated
Comments:

Partie
Axway Pty Ltd
Mayne

	1727	Shared Services Hospitals [Tab - SAP]	Undated
Comments:

	1728	Appendix 9 to R/3 Software End-User Value Licence Agreement - Attaching R/3 Software Licence agreement and various appen	Undated
Comments:

Partie
Mayne
SAP Australia Pty Ltd

	1729	Hospital IT Strategy	Undated
Comments:

Partie
Mayne

Friday, 17 October 2003	Page 203 of 247

Category	Barcode	Title	Doc. Date
	1730	Project Sam - Information Technology Management Presentation [tab - Management Presentation]	01-Jul-2003
Comments:

Partie
Mayne

	1731	Applications [Tab - Application Architecture]	Undated
Comments:

Partie
Mayne

	1732	Desktop Allocation [Tab - Desktop Allocation]	Undated
Comments:

	1733	PC, Printer and Server Ownership, leases and age [Tab 0 - Server list]	Undated
Comments:

	1734	HP Server listing - FY2004 Application	Undated
Comments:

	1735	Current Environment [Tab - Current & New SOE]	05-Sep-2003
Comments:

Partie
HP Invent
Mayne

	1736	Network Topology by Business Unit [Tab - Network]	Undated
Comments:

Partie
Mayne

	1737	Network Equipment at Hospital	Undated
Comments:

	1738	Disaster Recovery [Tab - DRP]	Undated
Comments:

	1739	Spreadsheet - Untitled [Tab - Voice Equipment]	Undated
Comments:

	1740	Daily Availablity Report [Tab - Service availability]	Undated
Comments:

Friday, 17 October 2003	Page 204 of 247

Category	Barcode	Title	Doc. Date
	1741	Unedited IT Bidder Questions [Tab - RFI’s]	Undated
Comments:

	1742	Summary of Desktop and Infra/HP costs	05-Sep-2003
Comments:

	1743	HP IT [Tab - HP2]	Undated
Comments:

	1744	Appendix B-3 - Service Charge Adjustment [Tab - HP3]	Undated
Comments:

	1745	Schedule B - Service Level Commitments [Tab - HP4]	Undated
Comments:

	1746	Spreadsheet - Hospitals	05-Sep-2003
Comments:

	1747	Where do we want to be and why? [Tab - Budget sheet 2]	Undated
Comments:

	1748	Where do we want to be and why? [Tab - Budget sheet 3]	Undated
Comments:

	1749	Choices of bicad direction [Tab - Budget sheet 4]	Undated
Comments:

	1750	IT Infrastructure Services Agreement	21-Oct-2002
Comments:

Partie
Hewlett-Packard Australia Pty Ltd

	2187	List of Domain Names for Specific Hospitals	Undated
Comments:

11.2 - Software

	2143	Sun Microsystems Binary Code Licence & Supplemental Licence Terms	Undated
Comments:

Friday, 17 October 2003	Page 205 of 247

Category	Barcode	Title	Doc. Date
	2194	Microsoft Enterprise Enrollment - Mayne Nickless Limited	Undated
Comments:

	2604	IBA Software Maintenance Agreement - Australian Hospital Care Pty Limited	Undated
Comments:

	2605	IBA Software Maintenance Agreement - Health Care of Australia	Undated
Comments:

	2606	IBA Unicare Software Licence and Maintenance Agreement	Undated
Comments:

	2613	Statement of Work for Eligibililty & Claims System - Mayne Health & HP	Undated
Comments:

12 - Shared Services

12 - Shared Services

	0130	Hospitals Central Service Costs Plan FY04 - Cost Summary FY04	Undated
Comments:

	0131	Hospitals - Executive Management Team - Services - Plan FY04 - Executive Team Costs Comparison FY03 to FY04 by Category	Undated
Comments:

	0132	Hospitals - Executive Management Team - Services - Plan FY04 - Executive Team Costs FY04 by Category by Department	Undated
Comments:

	0133	Mayne - Hospitals - Executive Management Team - Plan FY04 - Executive Team Costs FY04 - Major Expenditure Analysis	Undated
Comments:

	0134	Hospitals - Executive Management Team - Plan FY04 - Executive Team Costs FY04 - Reconciliation FY03 to FY04 - Movement	Undated
Comments:

Friday, 17 October 2003	Page 206 of 247

Category	Barcode	Title	Doc. Date
	0135	Hospital Executive Team - Plan FY04 - Labour Cost Reconciliation - Executive Team Costs FY04 - Labour Costs and Analysis and Headcount Movement	Undated
Comments:

	0136	Hospitals - Hospitals Shared Services - Plan FY04 - Share Service Cost Analysis	Undated
Comments:

	0140	Overview of Hospital Shared Services	Undated
Comments:

13 - Management Reports/ Presentations

13 - Management Reports/Presentations

	0150	Group Managing Director’s Monthly Report - Hospital April 2003	Undated
Comments:

	0151	Group General Manager Director’s Hospitals Monthly Report - Jan 03 - Apr 03	Undated
Comments:

	0152	Mayne Hospitals Group General Manager Report - March 2003	Undated
Comments:

	0153	Mayne Hospitals Group General Manager Report - February 2003	Undated
Comments:

	0154	Mayne Hospitals Group General Manager Report - January 2003	Undated
Comments:

	1131	Executive Report - July 2002	Undated
Comments:

	1132	Executive Report - August 2002	Undated
Comments:

	1133	Executive Report - September 2002	Undated
Comments:

	1134	Executive Report - October 2002	Undated
Comments:

Friday, 17 October 2003	Page 207 of 247

Category	Barcode	Title	Doc. Date
	1135	Executive Report - November 2002	Undated
Comments:

	1136	Executive Report - December 2002	Undated
Comments:

	1137	Executive Report - January 2002	Undated
Comments:

	1138	Executive Report - February 2003	Undated
Comments:

	1139	Executive Report - May 2003	Undated
Comments:

	1140	Executive Report - June 2003	Undated
Comments:

	1171	Board Presentation - December 2002 Financials	Undated
Comments:

	1172	Mayne Hospitals Group General Manager Report - April 2003	Undated
Comments:

	1173	Mayne Hospitals Group General Manager Report - May 2003	Undated
Comments:

	1174	Mayne Hospitals Group General Manager Report - June 2003	Undated
Comments:

	1181	Hospitals - Operating Group Management Meeting - December 2000	Undated
Comments:

Partie
Mayne Health

	1182	Hospitals - Operating Group Management Meeting - January 2001	Undated
Comments:

Partie
Mayne Health

Friday, 17 October 2003	Page 208 of 247

Category	Barcode	Title	Doc. Date
	1183	Hospitals - Operating Group Management Meeting - February 2001	Undated
Comments:

Partie
Mayne Health

	1184	Hospitals - Operating Group Management Meeting - March 2001	Undated
Comments:

Partie
Mayne Health

	1185	Hospitals - Operating Group Management Meeting - April 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1186	Hospitals - Operating Group Management Meeting - May 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1187	Hospitals - Operating Group Management Meeting - June 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1188	Hospitals - Monthly Report - July 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1189	Hospitals - Monthly Operations Report - August 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1190	Hospitals - Monthly Operations Report - September 2001	Undated
Comments:

Partie
Mayne Health Hospitals

Friday, 17 October 2003	Page 209 of 247

Category	Barcode	Title	Doc. Date
	1191	Hospitals - Monthly Operations Report - October 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1192	Hospitals - Monthly Operations Report - November 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1193	Hospitals - Monthly Operations Report - December 2001	Undated
Comments:

Partie
Mayne Health Hospitals

	1194	Hospitals - Monthly Operations Report - January 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1195	Hospitals - Monthly Operations Report - February 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1196	Hospitals - Monthly Operations Report - March 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1197	Hospitals - Monthly Operations Report - April 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1198	Hospitals - Monthly Operations Report - June 2002	Undated
Comments:

Partie
Mayne Health Hospitals

Friday, 17 October 2003	Page 210 of 247

Category	Barcode	Title	Doc. Date
	1233	Management Presentation - 01 August 2003	Undated
Comments:

Partie
Mayne Hospitals

	1246	Hospitals Monthly Operations Report - May 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1247	Hospitals Monthly Operations Report - July 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1248	Hospitals Monthly Operations Report - August 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1249	Hospitals Monthly Report - September 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1250	Hospitals Monthly Report - October 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1251	Hospitals Monthly Report - November 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1252	Hospitals Monthly Report - December 2002	Undated
Comments:

Partie
Mayne Health Hospitals

	1324	Mayne Hospitals - Executive Report - July 2003	Undated
Comments:

Friday, 17 October 2003	Page 211 of 247

Category	Barcode	Title	Doc. Date
	1325	Mayne Hospitals - Executive Report - August 2003	Undated
Comments:

	2032	Mayne Hospitals - Group General Manager Report - July 2003	Undated
Comments:

	2033	Mayne Hospitals - Group General Manager Report - August 2003	Undated
Comments:

	2574	Mayne Hospitals Executive Report - September 2003	Undated
Comments:

17 - Indonesian Documents

17 - Indonesian Documents

	2329	Mayne Hospitals - Indonesia Executive Team Budget FY04	Undated
Comments:

17.1 - PT Putramas Muliasantosa

	1352	Licences Issued by the Capital Investment Coordinating Board - Approval of the State Minister of Capital Investment-Chairman BKPM on the Change of Status from Non PMDN-PMA Company to PMA Company	24-Sep-1996
	Comments:	BKPM Approval Number 82-V-PMA-1996

Partie
Badan Koordinasi Penanaman Modal

Friday, 17 October 2003	Page 212 of 247

Category	Barcode	Title	Doc. Date
	1353	Licences Issued by the Capital Investment Coordinating Board - Expansion Approval of Foreign Capital Investment	22-Oct-1996
	Comments:	BKPM Approval Number 221-II-PMA-1996

Partie
Badan Koordinasi Penanaman Modal

	1354	Licences Issued by the Capital Investment Coordinating Board - Amendment Approval of BKPM Approval No 82-V-PMA-1996	23-Oct-1996
	Comments:	BKPM Approval Number 847-III-PMA-96

Partie
Badan Koordinasi Penanaman Modal

	1355	Licences Issued by the Capital Investment Coordinating Board - Amendment Approval of BKPM Approval No 221-II-PMA-1996	06-Nov-1996
	Comments:	BKPM Approval Number 940-III-PMA-96

Partie
Badan Koordinasi Penanaman Modal

	1356	Licences Issued by the Capital Investment Coordinating Board - Approval of Change of Ownership	24-Sep-1997
	Comments:	BKPM Approval Number 1332-III-PMA-1997

Partie
Badan Koordinasi Penanaman Modal

	1357	Licences Issued by the Capital Investment Coordinating Board - Approval of Extension of Project Completion - Change in Invest Plan and Funding-Capitalisation	10-Feb-1999
	Comments:	BKPM Approval Number 110-III-PMA-1999

Partie
Badan Koordinasi Penanaman Modal

	1358	Licences Issued by the Capital Investment Coordinating Board - Approval of the Amendment to the Provisions of Capital Invest Project	21-Dec-2000
	Comments:	BKPM Approval Number 1901-III-PMA-2000

Partie
Badan Koordinasi Penanaman Modal

	1359	Licences Issued by the Capital Investment Coordinating Board - Approval of Change in Project Plan	21-Sep-2001
	Comments:	BKPM Approval Number 1278-III-PMA-2001

Partie
Badan Koordinasi Penanaman Modal

	1360	Licences Issued by the Capital Investment Coordinating Board - Approval of Change in Project Plan of Capital Investment	09-Nov-2001
	Comments:	BKPM Approval Number 1489-III-PMA-2001

Partie
Badan Koordinasi Penanaman Modal

Friday, 17 October 2003	Page 213 of 247

Category	Barcode	Title	Doc. Date
	1361	Audited Consolidated Financial Statements for the Years Ended 30 June 2001 and 30 June 2002	Undated
Comments:

	1362	Collective Enterprise Agreement of Mitra International Hospital Which Has Been Acknowledged by the Agency Office of Manpow Transmigration of DKI Jakarta	Undated
Comments:

	1363	Deed of Establishment No 54 Made Before Rachmat Santoso - SH - Notary in Jakarta	07-Apr-1993
Comments:

	1364	Deed No 25 Made Before Lukman Kirana - SH - Notary in Jakarta	24-Oct-1994
Comments:

	1365	Deed No 267 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - No in Jakarta	19-May-1995
Comments:

	1366	Deed No 147 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - No in Jakarta	15-Sep-1995
Comments:

	1367	Deed No 180 Made Before Buntario Tigris Darmawa - Ng - SH- Notary Candidate - the Substitute of Rachmat Santoso - SH - No in Jakarta	26-Dec-1995
Comments:

	1368	Deed No 23 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - Not Jakarta	02-Dec-1996
Comments:

	1369	Deed No 149 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - No in Jakarta	17-Oct-1997
Comments:

	1370	Deed No 174 Made Before Haji Muhammad Afdal Gazali - SH - Notary in Jakarta	23-Mar-1999
Comments:

	1371	Deed No 90 Made Before Haji Muhammad Afdal Gazali - SH - Notary in Jakarta - Which Deed has been Notified to the Minster of Justice and Human Rights - MoJ - on 25-Jun-2001 and Registered in the Company Register at the Department of Industry and Tr DoIT - on 02-Jul-2001	18-Jun-2001
Comments:

Friday, 17 October 2003	Page 214 of 247

Category	Barcode	Title	Doc. Date
	1372	Deed No 91 Made Before Haji Muhammad Afdal Gazali - SH - Notary in Jakarta - Which Deed has been Notified to the MoJ on 25 2001 and Registered in the Company Register at the DoIT on 02-Jul-2001	18-Jun-2001
Comments:

	1373	Deed No 20 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta - Which Deed has been Notified the MoJ on 19-Oct-200l and Registered in the Company Register at the DoIT on 30-Nov-2001	09-Oct-2001
Comments:

	1374	Deed No 21 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH- Notary in Jakarta - Which Deed has been Register the Company Register at the DoIT on 30-Nov-2001	09-Oct-2001
Comments:

	1375	Deed No 32 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	12-Oct-2001
Comments:

	1376	Deed No 45 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta - Which Deed has been Notified the MoJ on 26-Mar-2002 and Registered in the Company Register at the DoIT on 17-Apr-2002	20-Mar-2002
Comments:

	1377	Deed No 46 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	20-Mar-2002
Comments:

	1378	Deed No 47 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	20-Mar-2002
Comments:

	1379	Deed No 91 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta - Which Deed has been Notified the MoJ on 28-Jun-2002 and Registered in the Company Register at the DoIT on 23-Aug-2002	20-Jun-2002
Comments:

	1380	Deed No 169 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	27-Nov-2002
Comments:

	1381	Deed No 140 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	23-Jul-2003
Comments:

	1382	Collective Share Certificate Serial No 1 - Registered Under the Name of Mayne Nickless Limited as the Owner-Holder of 8 479 14 Shares in Putramas Issued on 05-Oct-2001	05-Oct-2001
Comments:

Friday, 17 October 2003	Page 215 of 247

Category	Barcode	Title	Doc. Date
	1383	Collective Share Certificate Serial No 4 - Registered Under the Name of PT Health Care of Surabaya as the Owner-Holder of 4 9 168 Shares in Putramas Issued on 30-Nov-2001	30-Nov-2001
Comments:

	1384	Collective Share Certificate Serial No 5 - Registered Under the Name of PT Ekabinanusa Yamasela Indonesia as the Owner-Hold 706 596 Shares in Putramas Issued on 30-Nov-2001	30-Nov-2001
Comments:

	1385	Decision of Minister of Health and Social Welfare of the Republic of Indonesia No YM-02-04-2-2-3397 Regarding the Grant of the Extension Operational License - Issued on 06-Jul-2001	06-Jul-2001
Comments:

	1386	Decision of Minister of Health and Social Welfare of the Republic of Indonesia No YM-02-04-2-2-1402 Regarding the Approval of Change of Name from Jatinegra Mitra Keluarga Public Hospital to Mitra International Public Hospital and the Grant of the 1st Extension Permanent Business License to Putrumas	01-Apr-2002
Comments:

	1387	Company Registration Number No 0904-1-85-13103	17-Apr-2002
Comments:

	1388	A Letter from the Directorate General of Tax of the Department of Finance No S-2440-WPJ-04-KP-0203-2001 Regarding the Cha of Company Tax Registration Number No 01-609-966-5-002-000	26-Apr-2001
Comments:

	1389	Letter of Domicile	23-Mar-1995
Comments:

	1390	Statement Letter No 81-1-82-00	23-Mar-1995
Comments:

	1391	Supplement No 3870 to the State Gazette of the Republic of Indonesia No 33 as the Announcement of Deed of Establishment No Dated 07-Apr-1993 Made Before Rachmat Santoso - SH - Notary in Jakarta as Referred to in Document 1363	23-Apr-1996
Comments:

	1392	Supplement No 3871 to the State Gazette of the Republic of Indonesia No 33 as the Announcement of Deed No 33 Dated 24-Oct 1994 Made Before Lukman Kirana - SH - Notary in Jakarta	23-Apr-1996
Comments:

	1393	Supplement No 3872 to the State Gazette of the Republic of Indonesia No 33 as the Announcement of Deed No 147 Dated 15-S 1995 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - Notary in Jakarta	23-Apr-1996
Comments:

Friday, 17 October 2003	Page 216 of 247

Category	Barcode	Title	Doc. Date
	1394	Supplement No 5394 to the State Gazette of the Republic of Indonesia No 92 as the Announcement of Deed No 23 Dated 02-Dec 1996 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - Notary in J	18-Nov-1996
Comments:

	1395	Supplement No 1419 to the State Gazette of the Republic of Indonesia No 19 as the Announcement of Deed No 149 Dated 17-O 1997 Made Before Buntario Tigris Darmawa - Ng - SH - Notary Candidate - the Substitute of Rachmat Santoso - SH - Notary in Ja	06-Mar-1998
Comments:

	1396	Supplement No 3882 to the State Gazette of the Republic of Indonesia No 58 Dated 21-Jul-2000 as the Announcement of Deed 174 Dated 23-Mar-1999 Made Before Haji Muhammed Afdal Gazali - SH - Notary in Jakarta	06-Mar-1998
Comments:

	1397	Supplement No 1 to the State Gazette of the Republic of Indonesia No 1 as the Announcement of Deed No 32 Dated 12-Oct-200 Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	02-Jan-2002
Comments:

	1398	Supplement No 565 to the State Gazette of the Republic of Indonesia No 13 as the Announcement of Deed No 46 Dated 20-Mar-Made Before Aulia Taufani - SH - the Substitute of Sutjipto - SH - Notary in Jakarta	13-Aug-2002
Comments:

	1399	Deed of Sale and Purchase of Building and Relinquishment of Land No 37 Made Before Lukman Kirana - SH - Notary in Jakarta	23-Dec-1994
Comments:

	1400	Ownership Right - Hak Milik - HM - Certificate No 66 - Rawabangke as Described in the Measurement Letter No 277-1957 Dated Sep-1957	Undated
Comments:

	1401	Rights to Build - Hak Guna Bangunan - HGB - Certificate No 573 - Balimester - as Described in the Measurement Letter No 29-1 Dated 20-Mar-1980	Undated
Comments:

	1402	Deed of Sale and Purchase of a Plot of Land No 53-Jatinegara-1995 Made Before Misahardi Wilamarta - SH - Land Deed Official Jakarta	15-Mar-1995
Comments:

	1403	HGB Certificate No 810-Balimester as Described in the Measurement Letter No 28-1980 Dated 20-Mar-1980 and Deed of Sale ai Purchase of a Plot of Land No 51-Jatinegara-1995 Dated 15-Mar-1995 Made Before Misahardi Wilamarta - SH - Land Deed Officia Jakarta	Undated
Comments:

Friday, 17 October 2003	Page 217 of 247

Category	Barcode	Title	Doc. Date
	1404	HGB Certificate No 843-Balimester as Described in the Measurement Letter No 246-1987 Dated 14-Jan-1987 and Deed of Sale a Purchase of a Plot of Land No 52-Jatinegra-1995 Dated 15-Mar-1995 Made Before Misahardi Wilamarta - SH - Land Deed Official Jakarta	Undated
Comments:

	1405	HGB Certificate No 1030/Balimester as Described in the Situation Map No 6192/1995 Dated 26-Oct-1995	Undated
Comments:

	1406	HGB Certificate No 1080/Balimester - as Described in the Measurement Letter No 05/1998 Dated 02-Apr-1998	Undated
Comments:

	1407	HGB Certificate No 1078/Balimester - as Described in the Situation Map No 6191/1995 Dated 26-Oct-1995	Undated
Comments:

	1408	HGB Certificate No 1111/Balimester - as Described in the Measurement Letter No 13/2001 Dated 25-Jun-2001	Undated
Comments:

	1409	Decision of the MoJ No C2-14307.HT.01.04.TH.95 Dated 07-Nov-1995 Which Approves the Resolutions in Deed No 147 Dated 15 1995 Made Before Buntario Tigris Darmawa Ng SH Notary Candidate - the Substitute of Rachmat Santoso SH Notary in Jakarta Referred to in Document 1366	07-Nov-1995
Comments:

	1410	Decision of MoJ no C2-11012.HT.01.04.TH96 Dated 13-Dec-1996 Which Approves the Resolutions Adopted in Deed N 23 Dated C Dec-1996 Made Before Buntario Tigris Darmawa Ng SH Notary Candiate - the Substitute of Rachmat Santoso SH Notary in Jakai Referred to in Document 1368 and Registration in the Compnay Register at DoIT on 03-Sep-1997	13-Dec-1996

	Comments:	Please Also Refer to Notification Receipt from the MoJ Dated 05-Dec-1996 on the Change in the Composition of the Board of Dir and the Board of Commissioners of Putramas and Registration Evidence Dated 18-Dec-1996 - Document 1411

	1411	Notification Receipt from the MoJ dated 05-Dec-1996 on the Change in the Composition of the Board of Directors and the Board Commissioners of Putramas and Registration Evidence Dated 18-Dec-1996	05-Dec-1996

	Comments:	Please Also Refer to Decision of MoJ No C2-11012.HT.01.04.TH96 Dated 13-Dec-1996 Which Approves the Resolutions Adopted Deed No 23 Dated 02-Dec-1996 Made Before Buntario Tigris Darmawa Ng SH Notary Candidate - the Substitute of Rachmat Sar SH Notary in Jarkarta as Referred to in 1368 and Registration in the Compnay Register as DoIT on 03-Sep-1997 - Document 14

	1412	Report Evidence from MoJ No C2-HT.01.04.A-9593 Dated 13-Dec-1996 and Registration Evidence in the Compnay Register at D on 03-Sep-1997 for Resolutions Adopted in Deed No 23 Dated 02-Dec-1996 made Before Buntario Tigris Darmawa Ng Sh Notar Candidate - the Substitute of Rachmat Santoso SH Notary in Jakarta as Referred to in Document 1368	13-Dec-1996
Comments:

	1413	Decision of MoJ No C2-11370.HT.01. 04-TH. 97 Dated 31-Oct-1997 Which Approves the Resolutions Adopted in Deed No 149 Date 17-Oct-1997 Made Before Bunatrio Tigris Darmawa Ng SH Notary Candidate - the Substitute of Rachmat Santoso SH Notary in Jakarta and Registration Evidence in the Company Register at the DoIT on 25-Nov-1997 as Referred to in Document 1369	31-Oct-1997
Comments:

Friday, 17 October 2003	Page 218 of 247

Category	Barcode	Title	Doc. Date
	1414	Decision of MoJ No C2-5796.HT.01.04.TH.99 Dated 31-Mar-1999 which Approves the Resolutions Adopted in Deed No 174 Dated Mar-1999 Made Before Haji Muhammad Afdal Gazali SH Notary in Jakarta and Registration Evidence In the Company Register at DoIT on 17-mar-2000	31-Mar-1999
Comments:

	1415	Decision of MoJ No C-11584.HT.01.04.TH.2001 Dated 26-Oct-2001 and Registration on the Company Register at DoIT on 30-Nov 2001 Which Approves the Resolutions Adopted in Deed No 32 Dated 12-Oct-2001 Made Before Aulia Taufani SH the Substitute o Sutjipto SH Notary in Jakarta	26-Oct-2001

	Comments:	Please Also Refer to Notification Receipt from the MoJ No C-11585 HT.01.04.TH.2001 Dated 26-Oct-2001 and Registration Evide[ILLEGIBLE] in the Company Register at DoIT on 30-Nov-2001 at Document 1416

	1416	Notification Receipt from the MoJ No C-11585 HT.01.4.TH.2001 Dated 26-Oct-2001 and Registration Evidence in theCompnay Register at DoIT on 30-Nov-2001	26-Oct-2001

	Comments:	Please Refer to Decision of MoJ No C-11584.HT.01.4.TH.2001 Dated 26-Oct-2001 and Registration in the Company Register at C on 30-Nov-2001 Which Approves the Resolutions Adopted in Deed No 32 Dated 12-Oct-2001 made Before Aulia Taufani SH the Substitute of Sutjipo Sh Notary in Jakarta

	1417	Notification Receipt from the MoJ No C-11585 HT.01.04.TH.2001 Dated 26-Mar-2002 and Registration Evidence in the Compnay Register at DoIT on 17-Apr-2002	26-Mar-2002
Comments:

	1418	Building Licence Permit No 2495/IMB/1991 Dated 28-Feb-1991	28-Feb-1991
Comments:

	1419	Building Licence Permit No 07340/IMB/1996 Dated 20-Aug-1996	20-Aug-1996
Comments:

	1420	The Extension of Building Utilisation Permit No 778/IPPB/1996 Dated 19-Dec-1996	19-Dec-1996
Comments:

	1421	Building Licence Permit No 1100/IMB/1996 Dated 26-Feb-1996	26-Feb-1996
Comments:

	1422	Building Licence Permit No 7684/IMB/1990 Dated 19-Sep-1990	19-Sep-1990
Comments:

	1423	Building Licence No Permit No 04241/IMB/1988 Dated 29-Jun-1988	29-Jun-1988
Comments:

	1424	Trade Business Licence - SIUP NO 181/8715-P/09-05/PB/X/96 Dated 25-Oct-1996	25-Oct-1996
Comments:

Friday, 17 October 2003	Page 219 of 247

Category	Barcode	Title	Doc. Date
	1425	Jamsostek Payment Receipt No 7489 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7490 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7491 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7492 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7493 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7494 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7495 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7496 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7497 Date Oct-2002 - Jamsostek Payment Receipt No 7901 Dated 18-Nov-2002 - Jamsostek Payment Receipt No 8342 Dated 19-Dec-2002 Jamsostek Payment Receipt No 8806 Dated 17-Jan-2003	Undated

	Comments:	Manpower Social Security Program

	1426	Jamsostek Payment Receipt No 7498 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7499 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7500 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7501 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7502 Dated 28-Oct-202 - Jamsostek Payment Receipt No 7503 Dated 28-Oct-2002 - Jamsostek Payment Receipt No Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7505 Dated 28-Oct-2002 - Jamsostek Payment Receipt No 7506 Dated 28-2002 - Jamsostek Payment Receipt No 7902 Dated 18-Nov-2002 - Jamsostek Payment Receipt No 8343 Dated 19-Dec-2002 - Jamsostek Payment Receipt No 8822 Dated 17-Jan-2003	Undated
Comments:

	1427	The List of Old Age Security Balance for the Year 2002	Undated
Comments:

	1428	Decision of the Director General of Training Development and Domestic Manpower Placement No KEP-11811/BL/DIAGUNA/2002 Dated 01-Oct-2002 Regarding the Ratification of the Utilization Plan of Foreign Manpower	0l-Oct-2002
Comments:

Partie
Putramas Muliasantosa

	1429	Foreign Manpower Permit No KEP-05/D.P3TKDN/2003 Dated 03-Jan-2003 Issued by the Director General of Training Developme and Domestic Manpowe Placement of the Department of Manpower and Transmigration	03-Jan-2003
Comments:

Partie
PT Putramas Muliasantosa

	1430	Decision of the Director General of Training Development and Domestic Manpower Placement No KEP-10877/BL/DIAGUNA/2002 Regarding the Ratification of the Utilisation Plan of Foreign Manpower Dated 06-Sep-2002	09-Sep-2002
Comments:

Partie
Putramas Muliasantosa PT

	1431	Decision of the Minister of Manpower and Transmigration No KEP.3165/MEN/P/IKTA/2003 Regarding the Grant of a Permit to Em a Foreign Manpower Dated 01-Aug-2003 and the Limited Stay Permit Card No 2C2JE2825-B Issued on 13-Mar-2003 All Under th Name of Richard Michael Sweetnam	0l-Aug-2003
Comments:

Friday, 17 October 2003	Page 220 of 247

Category	Barcode	Title	Doc. Date
	1432	Decision of the Minister of Manpower and Transmigration No KEP.7206/MEN/B/IKTA/2002 Dated 09-Oct-2002 and the Limited St Permit Card No 2C1JE8067-A Issued on 20-Sep-2002 - Certificate of Police Registration No 00-24315/PO/X/2002 and Visa All Ui the Name of Richard Joseph Graeme Turner	09-Oct-2002
Comments:

	1433	Decision of the Minister of Manpower and Transmigration No KEP.7205/B/IKTA/2002 Dated 09-Oct-2002 - Limited Stay Permit C No 2C1JE 8068 A Issued on 20-Sep-2002 and Visa - All of Them Under the Name of Kim Lorraine Primmer	09-Oct-2002
Comments:

	1434	Circular Resolution of the Shareholders of Putramas Dated 29-Apr-2003	29-Apr-2003
Comments:

Partie
PT Putramas Muliasantosa

	1435	Circular Resolution of the Shareholders of Putramas Dated 09-Sep-2002	09-Sep-2002
Comments:

Partie
PT Putramas Muliasantosa

	1436	Circular Resolution of the Shareholders of Putramas Dated 20-May-2002	20-May-2002
Comments:

Partie
PT Putramas Muliasantosa

	1437	Circular Resolution of the Board of Commissioners of Putramas Dated 26-Apr-2002	26-Apr-2002
Comments:

Partie
PT Putramas Muliasantosa

	1438	Capital Investment Activity Report - LKPM for the Second Semester of the Year 2002	Undated
Comments:

	1439	Site Plan of the Location Plan of Parking Building	Undated
Comments:

	1440	Apartment Lease Agreement at Four Seasons - Regent Residences - Undated - Between PT Dewata Wibawa and Putramas	Undated
Comments:

Friday, 17 October 2003	Page 221 of 247

Category	Barcode	Title	Doc. Date
	1441	Lease Agreement Dated 25-Sep-2001 Between Putramas/Mitra Keluarga Hospital and Mr Indra Agus	25-Sep-2001
Comments:

Partie
PT Putramas Muliasantosa
Agus I

	1442	Working Agreement No 03/MC/PKS/RSMK/1997 Dated 03-Feb-1997 Between Dr Juniwati Gunawan and Drg Gunawan Atmadja	03-Feb-1997
Comments:

	1443	Working Agreement No 02/MC/PKS/RMSK/1997 Dated 03-Feb-1997 Between Dr Juniwati Gunawan and Drg JF Mukidjam	03-Feb-1997
Comments:

	1444	Working Agreement No 0l/MC/PKS/RSMK/1997 Dated 03-Feb-1997 Between Dr Juniwati Gunawan and Dr Teddy Tjahyanto	03-Feb-1997
Comments:

	1445	Agreement on Manpower Supply - Cleaning Service - Laundry - Security Guard and Cook as well as Other Kitchen Staff at Mitra Keluarga Hospital - Dated 30-Aug-1999 Between Dr Rudy Cahyadi Susilo and Harno	30-Aug-1999
Comments:

	1446	Agreement for Laundry Service dated 0l-Jul-1999 Between Mitra Keluarga Jatinegara Hospital and PT Estetika Enterprisindo	0l-Jul-1999
Comments:

	1447	Lease Agreement Dated 01-Aug-1998 Between Mitra Keluarga Jatinegara Hospital and Toko Nina	01-Aug-1998
Comments:

	1448	Lease Agreement Dated 28-Feb-2001 Between Mitra Keluarga Jatinegara Hospital and Kantin Nina	28-Feb-2001
Comments:

	1449	A Letter No 107/BM-AMB/IX/1996 Dated 17-Sep-1996 Regarding Co-Operation Agreement Between Bank Artamedia and Mitra Keluarga Hospital	17-Sep-1996
Comments:

	1450	Deed of Lease Agreement No 1 Dated 01-Apr-2003 Made Before Tjong Trisnawati SH Notary in Jakarta Entered Into by Mr Adria Sudharmanto Nafarin and Putramas	0l-Apr-2003
Comments:

	1451	Co-Operation Agreement No 020/PKS/ATM/DKJL/2001 Dated 08-Aug-2001 Between Mitra Keluarga Hospital and Bank Central A Tbk	08-Aug-2001
Comments:

Friday, 17 October 2003	Page 222 of 247

Category	Barcode	Title	Doc. Date
	1452	Co-Operation Agreement No [*]/PKS/ATM/SJP/2003 Dated 25-Jun-2003 Between Mitra Keluarga Hospital and Bank Central Asia	25-Jun-2003
Comments:

	1453	Co-Operation Agreement Dated 11-August-1997 Between Putramas Muliasantosa and Yayasan Lensa Kontak Indonesia	11-Aug-1997
Comments:

	1454	A Letter from Mutiara Patent to Putramas No 08081/MP/03 Dated 08-Aug-2003 and Trade Mark Registration Application No J00 2002.07054.07136 Dated 12-Apr-2002 - Execution Date - 08 Aug 2003 and 12 Apr 2002	Undated
Comments:

	1455	Service Mark Licence Agreement Dated 05-Mar-2002 Between Maybe Group Limited and Putramas	05-Mar-2002
Comments:

Partie Mayne Group Limited PT Putramas Muliasantosa

	1456	List of the Board of Commissioners and the Board of Directors of Putramas	Undated
Comments:

	1457	A Letter from Mayne Health to Dr Rudy Cahayadi Susilo Dated 01-Dec-2002	0l-Dec-2002
Comments:

Partie PT Putramas Muliasantosa RS Mitra International

	1458	A Letter from Putramas to Dr Rudy Cahyadi Susilo Dated 14-Jun-2001	14-Jun-2001
Comments:

	1459	Executive Short Term Incentives	08-Aug-2003
Comments:

	1460	List of Supplier Contracts	Undated
Comments:

	1461	Maintenance Service Agreement No 0835 046 2000 Between RS Mitra International and PT GE Technology Indonesia with Period 18-Jan-2000 up to 17-Jan-2004	18-Jan-2000
Comments:

	1462	Maintenance Service Contract No 010/ROCHE/RS/03 Between Mitra International Hospital and PT Roche Indonesia with Period fi 27-May-2003 up to 26-May-2004	27-May-2003
Comments:

Friday, 17 October 2003	Page 223 of 247

Category	Barcode	Title	Doc. Date
	1463	Service Agreement No 183/BUR-DT/IX/2002 Between RS Mitra International and PT Bhineka Usada Raya with Period from 02-O 2002 up to 01-Oct-2003	02-Oct-2002
Comments:

	1464	Maintenance of Siemens Medical Equipment Agreement No 700 W2M020 Between RS Mitra International and PT Siemens Indone with Period from 01-Apr-2003 up to 31-Mar-2004	0l-Apr-2003
Comments:

	1465	Agreement No 026002/IKS/ABC-LAB/VI/2002 Between RS Mitra International and Laboratorium Amerind Bio-Clinic with Period 27-Jun-2002	27-Jun-2003
Comments:

Partie Rumah Sakit Mitra Internasional

	1466	Co-Operation Agreementn No R038/I-STAT/VII/2002 RW-DM Between RS Mitra International and Abbott Indonesia with Period 01-Aug-2002 up to 30-Jul-2007	0l-Aug-2002
Comments:

	1467	Co-Operation Agreement No 009/JKT/SPK-RR-RS/08/02 Between RS Mitra International and Lab Klinik Prodia with Period from ( Aug-2002 up to 30-Jul-2004	0l-Aug-2002
Comments:

	1469	Supply K - Medical Radiology Film and Developing Chemicals	20-Feb-2003
Comments:

Partie PT Putramas Muliasantosa PT Dian Graha Elektrika JI

	1514	Commercial Agreement	03-Aug-1998
Comments:

Partie PT Putramas Muliasantosa

	1516	List of Board of Directors and Board of Commissioners	Undated
Comments:

Partie PT Putramas Muliasantosa PT Mitrajaya Medikatama Health Care of Surabaya

Friday, 17 October 2003	Page 224 of 247

Category	Barcode	Title	Doc. Date
	2172	Indonesian Lease of Menara Dea	26-Apr-2002
Comments:

Partie Mayne Health Indonsesia PT Putramas Muliasantosa PT Suryamas Centra Perkasa

	2536	Ampera Paya Lease Agreement	15-Sep-2003
Comments:

Partie PT Putramas Muliasantosa

	2537	Trademark Certificate - PT Putramas Muliasantosa	Undated
Comments:

17.2 - PT Health Care Surabaya

	1346	Licences Issued by the Capital Investment Coordinating Board - Notification Letter of Presidential Approval	03-Sep-1996
	Comments:	BKPM Approval Number 630-I-PMA-1996

Partie Badan Koordinasi Penanaman Modal

	1347	Licences Issued by the Capital Investment Coordinating Board - Approval of the Change in Investment Plan and Shares Owners	10-Nov-1998
	Comments:	BKPM Approval Number 1592-III-PMA-1998

Partie Badan Koordinasi Penanaman Modal

	1348	Licences Issued by the Capital Investment Coordinating Board - Grant of Permanent Business Licence to Operate General Hospi the Name of Surabaya International Hospital	11-Jan-1999
	Comments:	BKPM Approval Number 19-T-KESEHATAN-1998

Partie Badan Koordinasi Penanaman Modal

	1349	Licences Issued by the Capital Investment Coordinating Board - Expansion Approval of Foreign Capital Investment	29-Oct-2001
	Comments:	BKPM Approval Number 277-II-PMA-2001

Partie Badan Koordinasi Penanaman Modal

	1350	Audited Financial Statements for the Years Ended 30 June 2001 and 30 June 2002	Undated
Comments:

Friday, 17 October 2003	Page 225 of 247

Category	Barcode	Title	Doc. Date
	1351	Company Regulations of Surabaya International Hospital	Undated
Comments:

	1456	List of the Board of Commissioners and the Board of Directors of Putramas	Undated
Comments:

	1468	Supply Agreement No 001-radiology Between RS Mitra International and Dian Graha Elektrika with Period from 20-Feb-2003 up Feb-2004	20-Feb-2003
Comments:

	1522	Deed Documenting Amendments to Articles of Association	21-Feb-2002
Comments:

Partie PT Health Care of Surabaya

	1523	Deed Documenting Amendments to Articles of Association dated 17-Jan-1997 and Report Explaining Changes Dated 30-Oct-199	17-Jan-1997
Comments:

Partie PT Health Care of Surabaya

	1524	Deed Documenting Amendments to Articles of Association	21-Feb-2002
Comments:

Partie PT Health Care of Surabaya

	1525	Deed Documenting Amendments to Articles of Association	20-Jun-2002
Comments:

Partie PT Health Care of Surabaya

	1526	Deed Documenting Amendments to Articles of Association	27-Nov-2002
Comments:

Partie PT Health Care of Surabaya

	1527	Deed Documenting Amendments to Articles of Association	23-Jul-2003
Comments:

Partie PT Health Care of Surabaya

Friday, 17 October 2003	Page 226 of 247

Category	Barcode	Title	Doc. Date
	1528	Deed Documenting Amendments to Articles of Association	25-Sep-1996
Comments:

Partie PT Health Care of Surabaya

	1529	Document Relating to Operational Licence	28-Jul-1999
Comments:

Partie PT Health Care of Surabaya

	1530	Company Registration Member Document	31-Jul-2002
Comments:

Partis PT Health Care of Surabaya

	1531	Company Tax Registration Number Document	18-Apr-2001
Comments:

Partie PT Health Care of Surabaya

	1532	Letter of Domicile Stating the Address of the Company	31-May-2001
Comments:

Partie PT Health Care of Surabaya

	1533	State Gazette Announcement of Certain Amendments to the Articles of Association	0l-Jan-1997
Comments:

Partie PT Health Care of Surabaya

	1534	Land and Title Certificates	Undated
Comments:

Partie PT Health Care of Surabaya

	1535	Ministry of Justice Approval in Respect of Certian Amendments to the Articles of Association	09-Dec-1996
Comments:

Partie PT Health Care of Surabaya

Friday, 17 October 2003	Page 227 of 247

Category	Barcode	Title	Doc. Date
	1536	Ministry of Justice Approval in Respect of Certain Amendments to the Articles of Association	30-Oct-1997
Comments:

Partie PT Health Care of Surabaya

	1537	Building Licence	24-Jan-2003
Comments:

Partie PT Health Care of Surabaya

	1538	Investment Licence	17-Oct-1997
Comments:

Partie PT Health Care of Surabaya

	1539	Investment Licence	11-Jan-1999
Comments:

Partie PT Health Care of Surabaya

	1540	Jamsostek Certificate	Undated
Comments:

Partie PT Health Care of Surabaya

	1541	Circular Resolution of the Shareholders of the PT Health Care of Surabaya	28-Apr-2003
Comments:

Partie PT Health Care of Surabaya Mayne Group Limited PT Ready Indah

	1542	Circular Resolution of the Shareholders of the PT Health Care of Surabaya	10-Sep-2002
Comments:

Partie PT Health Care of Surabaya Mayne Group Limited PT Ready Indah

Friday, 17 October 2003	Page 228 of 247

Category	Barcode	Title	Doc. Date
	1543	Circular Resolution of the Shareholders of the PT Health Care of Surabaya	05-Aug-2002
Comments:

Partie PT Health Care of Surabaya Mayne Group Limited PT Ready Indah

	1544	Circular Resolution of the Board of Commissioners of PT Health Care of Surabaya	13-May-2002
Comments:

Partie PT Health Care of Surabaya

	1545	Capital Investment Activity Report	01-Jan-2002
Comments:

Partie PT Health Care of Surabaya

	1546	Capital Investment Activity Report - Master List Appendices	17-Oct-1997
Comments:

Partie PT Health Care of Surabaya

	1547	Location Permit	19-Apr-1996
Comments:

Partie PT Health Care of Surabaya

	1548	Location Permit	14-Aug-1996
Comments:

Partie PT Ready Indah

	1549	Location Permit	24-Jan-2003
Comments:

Partie PT Health Care of Surabaya

	1550	Location Permit	04-Mar-1998
Comments:

Partie PT Health Care of Surabaya

Friday, 17 October 2003	Page 229 of 247

Category	Barcode	Title	Doc. Date
	1551	Site Plan	Undated
Comments:

Partie PT Health Care of Surabaya

	1552	Service Mark Licence Agreement	05-Mar-2002
Comments:

Partie PT Health Care of Surabaya Mayne Group Limited

	1553	List of Board of Directors and Board of Commissioners	Undated
Comments:

Partie PT Health Care of Surabaya

	1554	Hospital CEO and Senior Executive Contract	15-Jul-1997
Comments:

Partie PT Health Care of Surabaya Budianto S

	1555	Hospital CEO and Senior Executive Contract	08-Apr-1998
Comments:

Partie PT Health Care of Surabaya Udiah V

	1556	Executive Short Term Incentives	24-Feb-2003
Comments:

	1557	Supplier Contracts - Table	Undated
Comments:

Partie RS Surabaya Internasional

	1558	Supplier Contract	21-Feb-2001
Comments:

Partie RS Surabaya Internasional Fondaco Dental and Medical Supplies

Friday, 17 October 2003	Page 230 of 247

Category	Barcode	Title	Doc. Date
	1559	Supplier Contract - Service Contract Proposal	13-Nov-2000
Comments:

Partie PT Health Care of Surabaya Fondaco Dental and Medical Supplies

	1560	Supplier Contract - Purchase Order No 03020193	Undated
Comments:

Partie RS Surabaya Internasional Fondaco Dental and Medical Supplies

	1561	Supplier Contract - Purchase Order No 03020194	Undated
Comments:

Partie RS Surabaya Internasional Fondaco Dental and Medical Supplies

	1562	Supplier Contract - Unit Ventilator - Hamilton Medical - Switzerland No SC 0020/SBY/150703	Undated
Comments:

Partie RS Surabaya Internasional PT Fondaco Mitratama

	1563	Supplier Contract - Purchase Order No: 190 95/MM	14-Jul-2003
Comments:

Partie RS Surabaya Internasional Fondaco Mitratama

	1564	Supplier Contract - Unit Ventilator - Hamilton Medical - Switzerland - No. SC - 0006/5BY/260702	28-Aug-2002
Comments:

Partie RS Surabaya Internasional PT Fondaco Mitratama

	1565	Supplier Contract - Purchase Order No. 000725	09-Jul-2001
Comments:

Partie Fondaco Mitratama RS Surabaya Internasional

Friday, 17 October 2003	Page 231 of 247

Category	Barcode	Title	Doc. Date
	1566	Supplier Contract - Unit Ventilator Galileo - Hamilton Medical - Switzerland	Undated
Comments:

Partie RS Surabaya Internasional Fondaco Mitratama

	1567	Supplier Contract - Dispenser Hand Towel - Toilet Tissue Dispensers	28-Jan-2002
Comments:

Partie PT Health Care of Surabaya Pihak Main Distributor

	1568	Supplier Contract - Flowers	Undated
Comments:

Partie RS Surabaya Internasional Celine Florist

	1569	Supplier Contract - Account Application	29-Jan-2003
Comments:

Partie RS Surabaya Internasional DHL

	1570	Supplier Contract - Liquid Oxygen Supply	04-Mar-1998
	Comments:	Please refer to Addendums III, IV and V of Contract of Liquid Oxygen Supply (document numbers “A”, “B” and “C”)

Partie Health Care of Surabaya PT Samator

	1571	Supply Contract - Addendum III - Contract of Liquid Oxygen Supply	01-May-2001
	Comments:	Please refer to Liquid Oxygen Supply Contract (document number “X”) and Addendums IV and V (document numbers “B”and “C

Partie RS Surabaya Internasional PT Samator

	1572	Supplier Contract - Addendum IV - Contract of Liquid Oxygen Supply	01-May-2001
	Comments:	Please refer to Liquid Oxygen Supply Contract (document number “X”) and Addendums IV and III (document numbers “C”and

Partie RS Surabaya Internasional PT Samator

Friday, 17 October 2003	Page 232 of 247

Category	Barcode	Title	Doc. Date
	1573	Supply Contract - Addendum V - Contract of Liquid Oxygen Supply	03-Feb-2003
	Comments:	Please refer to Liquid Oxygen Supply Contract (document number “X”) and Addendums III and IV (document numbers “A” and

Partie RS Surabaya Internasional PT Samator

	1574	Supply Contract - Agreement of Contract Extension	04-Mar-1998
Comments:

Partie RS Surabaya Internasional PT Samator

	1575	Supply Contracts	04-Mar-1998
Comments:

Partie PT Samator PT Health Care of Surabaya

	1576	Supply Contract - Facsimile Transmission	10-Jan-2001
Comments:

Partie PT Health Care of Surabaya PT Samator

	1577	Supplier Contract - Agreement of Routine Maintenance of Central Medical Gas and Piping System	09-Oct-1998
Comments:

Partie RS Surabaya Internasional PT Samator

	1578	Supply Contracts - Purchase Order 15163 - Quotation Form	Undated
Comments:

Partie RS Surabaya Internasional PT Samator

	1579	Supply Contract - Letter from PT Samator to RS International Surabaya	25-Apr-2000
Comments:

Partie RS Surabaya Internasional PT Samator

Friday, 17 October 2003	Page 233 of 247

Category	Barcode	Title	Doc. Date
	1580	Supply Contracts - Purchase Orders 7002 and 7003 - Quotation Form - Routine Maintenance Program for Medical Installation - Agreement of Routine Maintenance of Central Medical Gas and Piping System	Undated
Comments:

Partie RS Surabaya Internasional PT Samator

	1581	Supply Contract - Agreement of Routine Maintenance of Central Medical Gas and Piping System	18-May-2001
Comments:

Partie RS Surabaya Internasional PT Samator

	1582	Supplier Contracts - Purchase Order Nos 000800 and Letter Dated 27-Sep-2001 from PT Samator to RS International Surabaya.	Undated
Comments:

Partie RS Surabaya Internasional Mayne Health PT Samator

	1583	Supply Contract - Quotation Form and Agreement of Routine Maintenance of Central Medical Gas and Piping System	Undated
Comments:

Partie RS Surabaya Internasional PT Samator

	1584	Supply Contract - Agreement for Medical Gases Supply	09-Mar-1998
	Comments:	Please refer to Addendum and Addendum II of Agreement of Medical Gas Supply (document numbers “X” and “Y”)

Partie RS Surabaya Internasional PT Samator

	1585	Supply Contract - Addendum to Agreement of Medical Gas Supply	15-Sep-1998
	Comments:	Please refer to Agreement for Medical Gases Supply and Addendum II to Agreement of Medical Gas Supply (document numbers and “Y”)

Partie RS Surabaya Internasional PT Samator

Friday, 17 October 2003	Page 234 of 247

Category	Barcode	Title	Doc. Date
	1586	Supply Contract - Addendum II to Agreement of Medical Gas Supply	01-May-2000
	Comments:	Please refer to Agreement for Medical Gases Supply and Addendum to Agreement of Medical Gas Supply (document numbers “X” “Y”)

Partie RS Surabaya Internasional PT Samator

	1587	Supply Contract - Letters from PT Samator to RS International Surabaya	Undated
Comments:

Partie RS Surabaya Internasional PT Samator

	1588	Facility Agreement to ANZ Panin Bank	15-Nov-2001
Comments:

Partie PT Health Care of Surabaya PT ANZ Panin Bank

	1589	Comfort Letter - Undertaking Letter - Execution Date 16-Nov-2001 and 10-Apr-2002	Undated
Comments:

Partie Mayne Nickless Ltd PT Health Care of Surabaya PT ANZ Panin Bank

17.3 - PT Mitrajaya Medikatama

	1337	Licences Issued by the Capital Investment Coordinating Board - Notification Letter Regarding Presidential Approval on Domestic Capital Investment	14-Apr-1998
	Comments:	BKPM Approval Number 85-I-PMDN-1998

Partie Badan Koordinasi Penanaman Modal

	1338	Licences Issued by the Capital Investment Coordinating Board - Grant of Import Duty Facility on Importation of Capital Goods f Mitrajaya Medikatama in the Framework of Domestic Capital Investment	10-Sep-1998
	Comments:	BKPM Approval Number 1127-Pabean-1998

Partie Badan Koordinasi Penanaman Modal

Friday, 17 October 2003	Page 235 of 247

Category	Barcode	Title	Doc. Date
	1339	Licences Issued by the Capital Investment Coordinating Board - Approval of the Chairman of BKPM on the Change of Status fro PMDN Company to PMA Company	26-Nov-1999
	Comments:	BKPM Approval Number 177-V-PMA-1999

Partie Badan Koordinasi Penanaman Modal

	1340	Licences Issued by the Capital Investment Coordinating Board - Approval of Extension for Project Completion	23-Jul-2001
	Comments:	BKPM Approval Number - 950-III-PMA-2001

Partie Badan Koordinasi Penanaman Modal

	1341	Licences Issued by the Capital Investment Coordinating Board - Approval of the Grant of Import Duty Exemption Facility and Remaining Capital Goods Which Have Not Been Imported	23-Jul-200l
	Comments:	BKPM Approval Number 427-Pabean-2001

Partie Badan Koordinasi Penanaman Modal

	1342	Licences Issued by the Capital Investment Coordinating Board - Approval of the Change in Project Plan	13-Aug-2001
	Comments:	BKPM Approval Number 1085-III-PMA-2001

Partie Badan Koordinasi Penanaman Modal

	1343	Licences Issued by the Capital Investment Coordinating Board - Approval of the Change in Management Composition of the Co	30-Oct-2002
	Comments:	BKPM Approval Number 1207-III-PMA-2002

Partie Badan Koordinasi Penanaman Modal

	1344	Audited Financial Statements for the Years Ended 30 June 2001 and 30 June 2002	Undated
Comments:

	1345	Company Regulations of Bintaro International Hospital	Undated
Comments:

	1456	List of the Board of Commissioners and the Board of Directors of Putramas	Undated
Comments:

	1470	Deed Documenting Amendments to Articles of Association	18-Dec-1995
Comments:

Partie PT Mitrajaya Medikatama

Friday, 17 October 2003	Page 236 of 247

Category	Barcode	Title	Doc. Date
	1471	Deed Documenting Amendmetns to Articles of Association	18-Dec-1998
Comments:

Partie PT Mitrajaya Medikatama

	1472	Deed Documenting Amendments to Articles of Association	31-May-1996
Comments:

	1473	Deed Documenting Amendments to Articles of Association	29-Nov-1996
Comments:

Partie PT Mitrajaya Medikatama

	1474	Deed Documenting Amendments to Articles of Association	01-Dec-1999
Comments:

Partie PT Mitrajaya Medikatama

	1475	Deed Documenting Amendments to Articles of Association	28-Aug-2000
Comments:

Partie PT Mitrajaya Medikatama

	1476	Deed Documenting Amendments to Articles of Association	15-Dec-2000
Comments:

Partie PT Mitrajaya Medikatama

	1477	Deed Documenting Amendments to Articles of Association	09-Oct-2001
Comments:

Partie PT Mitrajaya Medikatama

	1478	Deed Documenting Amendments to Articles of Association	12-Jul-2002
Comments:

Partie PT Mitrajaya Medikatama

	1479	Deed Documenting Amendments to Articles of Association	27-Nov-2002
Comments:

Partie PT Mitrajaya Medikatama

Friday, 17 October 2003	Page 237 of 247

Category	Barcode	Title	Doc. Date
	1480	Deed Documenting Amendments to Articles of Association	23-Jul-2003
Comments:

Partie PT Mitrajaya Medikatama

	1481	Collective Share Certificates	25-Jan-2002
Comments:

Partie PT Mitrajaya Medikatama

	1482	Document Relating to Operational Licenses	17-May-1999
Comments:

Partie PT Mitrajaya Medikatama

	1483	Company Registration Number Document	13-Aug-2001
Comments:

Partie PT Mitrajaya Medikatama

	1484	Company Tax Registration Number Document	12-Apr-2001
Comments:

Partie PT Mitrajaya Medikatama

	1485	Letter of Domicile Stating the Address of the Company	14-May-2001
Comments:

Partie PT Mitrajaya Medikatama

	1486	State Gazette Announcement of Certain Amendments to the Articles of Association	01-Jan-1997
Comments:

Partie PT Mitrajaya Medikatama

	1487	Land and Title Certificates - No 33 - Pondok Area - PT Bintaro Raya	24-Jul-1998
Comments:

Partie PT Mitrajaya Medikatama

Friday, 17 October 2003	Page 238 of 247

Category	Barcode	Title	Doc. Date
	1488	Deed of Sale and Purchase - No 33 - Pondok Area - PT Bintaro Raya	29-Dec-1997
Comments:

Partie PT Mitrajaya Medikatama

	1489	Land and Title Certificate - No 34 - Pondok Area - PT Bintaro Raya	24-Jul-1998
Comments:

Partie PT Mitrajaya Medikatama

	1490	Deed of Sale and Purchase - No 34 - Pondok Area - PT Bintaro Raya	29-Dec-1997
Comments:

Partie PT Mitrajaya Medikatama

	1491	Land and Title Certificate - No 35 - Pondok Area - PT Bintaro Raya	24-Jul-1998
Comments:

Partie PT Mitrajaya Medikatama

	1492	Deed of Sale and Purchase - No 35 - Pondok Area - PT Bintaro Raya	29-Dec-1997
Comments:

Partie PT Mitrajaya Medikatama

	1493	Land and Title Certificate - No 1758 - Pondok Area - PT Bintaro Raya	24-Jul-1998
Comments:

Partie PT Mitrajaya Medikatama

	1494	Deed of Sale and Purchase - No 1758 - Pondok Area - PT Bintaro Raya	29-Dec-1997
Comments:

Partie PT Mitrajaya Medikatama

	1495	Land and Title Certificate - No 1762 - Pondok Area - PT Bintaro Raya	24-Jul-1998
Comments:

Partie PT Mitrajaya Medikatama

Friday, 17 October 2003	Page 239 of 247

Category	Barcode	Title	Doc. Date
	1496	Deed of Sale and Purchase - No 1762 - Pondok Area - PT Bintaro Raya	29-Dec-1997
Comments:

Partie PT Mitrajaya Medikatama

	1497	Land and Title Certificate - No 1773 - Pondok Area - PT Bintaro Raya	24-Jul-1998
Comments:

Partie PT Mitrajaya Medikatama

	1498	Deed of Sale and Purchase - No 1773 - Pondok Area - PT Bintaro Raya	29-Dec-1997
Comments:

Partie PT Mitrajaya Medikatama

	1499	Ministry of Justice Approval in Respect of Certain Amendments to the Articles of Association	16-Aug-1996
Comments:

Partie PT Mitrajaya Medikatama

	1500	Building Licence	27-Jan-1997
Comments:

Partie Rumah Sakit Mitrajaya Medikatama

	1501	Investment Licence	10-Sep-1998
Comments:

Partie PT Mitrajaya Medikatama

	1502	Jamsostek Payment Receipt	Undated
Comments:

Partie PT Mitrajaya Medikatama

	1503	Circular Resolution of the Shareholders of PT Mitrajaya Medikatama	24-Apr-2003
Comments:

Partie PT Mitrajaya Medikatama Mayne Group Limited

Friday, 17 October 2003	Page 240 of 247

Category	Barcode	Title	Doc. Date
	1504	Ministry of Justice Approval in Respect of Certain Amendments to the Articles of Association	12-Nov-2001
Comments:

Partie PT Mitrajaya Medikatama

	1505	Circular Resolution of the Shareholders of PT Mitrajaya Medikatama	09-Sep-2002
Comments:

Partie PT Mitrajaya Medikatama Mayne Group Limited

	1506	Circular Resolution of the Shareholders of PT Mitrajaya Medikatama	09-Sep-2002
Comments:

Partie PT Mitrajaya Medikatama Mayne Group Limited

	1507	Circular Resolution of the Shareholders of PT Mitrajaya Medikatama	20-May-2002
Comments:

Partie PT Mitrajaya Medikatama

	1508	Circular Resolution of the Board of Commissioners of PT Mitrajaya Medikatama	26-Apr-2002
Comments:

Partie PT Mitrajaya Medikatama

	1509	Capital Investment Activity Report	0l-Jan-2003
Comments:

Partie PT Mitrajaya Medikatama PT Putramas Muliasantosa

	1510	Site Plan	Undated
Comments:

Partie PT Mitrajaya Medikatama

Friday, 17 October 2003	Page 241 of 247

Category	Barcode	Title	Doc. Date
	1511	Lease Agreement	19-Feb-2003
Comments:

Partie PT Mitrajaya Medikatama RS Internasional Bintaro Pihak Pertama

	1512	Lease Agreement	06-Sep-2002
Comments:

Partie PT Mitrajaya Medikatama RS Internasional Bintaro Pihak Pertama

	1513	Lease Agreement	18-Feb-2002
Comments:

Partie PT Mitrajaya Medikatama Pihak Pertama

	1515	Service Mark Licence Agreement	05-Mar-2002
Comments:

Partie Mayne Group Limited PT Mitrajaya Medikatama

	1517	Hospital CEO and Senior Executive Contract	01-Dec-2002
Comments:

Partie PT Mitrajaya Medikatama RS Internasional Bintaro Gunawan J

	1518	Executive Short Term Incentives	24-Feb-2003
Comments:

Friday, 17 October 2003	Page 242 of 247

Category	Barcode	Title	Doc. Date
	1519	Supplier Contract	Undated
Comments:

Partie RS Internasional Bintaro PT Tawada Promedika PT Dwi Marga Sakti

	1520	Supplier Contract	20-Feb-2001
Comments:

Partie RS Internasional Bintaro PT Tawada Promedika

	1521	Supplier Contract	26-May-2003
Comments:

Partie RS Internasional Bintaro PT Dwi Marga Sakti

8 - Engineering Report

18 - Engineering Report

	1977	Honeywell Reports Overwiew	Undated
Comments:

	1978	Mayne Hospitals - Prior Neglect - Latent Defects	Undated
Comments:

	1979	Updated Statutory Non Compliance	Undated
Comments:

	1980	Honeywell Life Cycle Costing Plan - Attadale Private Hospital	Undated
Comments:

	1981	Honeywell Life Cycle Costing Plan - Glengarry Private Hospital	Undated
Comments:

	1982	Honeywell Life Cycle Costing Plan - Joondalup Health Campus	Undated
Comments:

Friday, 17 October 2003	Page 243 of 247

Category	Barcode	Title	Doc. Date
	1983	Honeywell Life Cycle Costing Plan - Mount Private Hospital	Undated
Comments:

	1984	Honeywell Life Cycle Costing Plan - Belmont Private Hospital	Undated
Comments:

	1985	Honeywell Life Cycle Costing Plan - Caboolture Private Hospital	Undated
Comments:

	1986	Honeywell Life Cycle Costing Plan - Caloundra Private Hospital	Undated
Comments:

	1987	Honeywell Life Cycle Costing Plan - Hillcrest Rockhampton Private Hospital	Undated
Comments:

	1988	Honeywell Life Cycle Costing Plan - John Flynn Private Hospital	Undated
Comments:

	1989	Honeywell Life Cycle Costing Plan - Logan Private Hospital	Undated
Comments:

	1990	Honeywell Life Cycle Costing Plan - Nambour Selangor Private Hospital	Undated
Comments:

	1991	Honeywell Life Cycle Costing Plan - Noosa Private Hospital	Undated
Comments:

	1992	Honeywell Life Cycle Costing Plan - North West Brisbane Private Hospital	Undated
Comments:

	1993	Honeywell Life Cycle Costing Plan - Pindara Gold Coast Private Hospital	Undated
Comments:

	1994	Honeywell Life Cycle Costing Plan - St Andrews Ipswich Private Hospital	Undated
Comments:

	1995	Honeywell Life Cycle Costing Plan - Sunnbank Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 244 of 247

Category	Barcode	Title	Doc. Date
	1996	Honeywell Life Cycle Costing Plan - Armidale Private Hospital	Undated
Comments:

	1997	Honeywell Life Cycle Costing Plan - Castlecrag Private Hospital	Undated
Comments:

	1998	Honeywell Life Cycle Costing Plan - Christo Road Private Hospital	Undated
Comments:

	1999	Honeywell Life Cycle Costing Plan - Kareena Private Hospital	Undated
Comments:

	2000	Honeywell Life Cycle Costing Plan - Lady Davidson Private Hospital	Undated
Comments:

	2001	Honeywell Life Cycle Costing Plan - Lingard Private Hospital	Undated
Comments:

	2002	Honeywell Life Cycle Costing Plan - MacArthur Private Hospital	Undated
Comments:

	2003	Honeywell Life Cycle Costing Plan - Nepean Private Hospital	Undated
Comments:

	2004	Honeywell Life Cycle Costing Plan - North Gosford Private Hospital	Undated
Comments:

	2005	Honeywell Life Cycle Costing Plan - Nowra Private Hospital	Undated
Comments:

	2006	Honeywell Life Cycle Costing Plan - Orange Private Hospital	Undated
Comments:

	2007	Honeywell Life Cycle Costing Plan - Port Macquarie Base Hospital	Undated
Comments:

	2008	Honeywell Life Cycle Costing Plan - Port Macquarie Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 245 of 247

Category	Barcode	Title	Doc. Date
	2009	Honeywell Life Cycle Costing Plan - Prince of Wales Private Hospital	Undated
Comments:

	2010	Honeywell Life Cycle Costing Plan - St George Private Hospital	Undated
Comments:

	2011	Honeywell Life Cycle Costing Plan - Strathfield Private Hospital	Undated
Comments:

	2012	Honeywell Life Cycle Costing Plan - The Hills Private Hospital	Undated
Comments:

	2013	Honeywell Life Cycle Costing Plan - Warners Bay Private Hospital	Undated
Comments:

	2014	Honeywell Life Cycle Costing Plan - Bayside Private Hospital	Undated
Comments:

	2015	Honeywell Life Cycle Costing Plan - Cotham Private Hospital	Undated
Comments:

	2016	Honeywell Life Cycle Costing Plan - Frances Perry Private Hospital	Undated
Comments:

	2017	Honeywell Life Cycle Costing Plan - John Fawkner Moreland Private Hospital	Undated
Comments:

	2018	Honeywell Life Cycle Costing Plan - Knox Private Hospital	Undated
Comments:

	2019	Honeywell Life Cycle Costing Plan - Masada Private Hospital	Undated
Comments:

	2020	Honeywell Life Cycle Costing Plan - Melbourne Private Hospital	Undated
Comments:

	2021	Honeywell Life Cycle Costing Plan - Mentone Private Hospital	Undated
Comments:

Friday, 17 October 2003	Page 246 of 247

Category	Barcode	Title	Doc. Date
	2022	Honeywell Life Cycle Costing Plan - Ringwood Private Hospital	Undated
Comments:

	2023	Honeywell Life Cycle Costing Plan - Shepparton Private Hospital	Undated
Comments:

	2024	Honeywell Life Cycle Costing Plan - The Avenue Private Hospital	Undated
Comments:

	2025	Honeywell Life Cycle Costing Plan - Victorian Rehab Centre - East Melbourne	Undated
Comments:

	2026	Honeywell Life Cycle Costing Plan - Victorian Rehab Centre - North Melbourne	Undated
Comments:

	2027	Honeywell Life Cycle Costing Plan - Wangaratta Private Hospital	Undated
Comments:

	2028	Honeywell Life Cycle Costing Plan - Warringal Private Hospital	Undated
Comments:

	2029	Honeywell Life Cycle Costing Plan - Waverley Private Hospital	Undated
Comments:

20 - AT Kearney Report

20 - AT Kearney Report

	2557	AT Kearney Final Report - Project Matrix - 3 October 2003	03-0ct-2003
Comments:

Friday, 17 October 2003	Page 247 of 247

[*]

[*]	Twenty-seven continuous pages all containing confidential information have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Annexure B Disclosure Letter

Attached

[GRAPHIC APPEARS HERE]

Stuart James	Mayne Group Limited
Group Managing Director	ABN 56 004 073 410
Chief Executive Officer
Box 1671N GPO Melbourne
20 October 2003	Victoria 3001 Australia
390 St Kilda Road Melbourne
Australian Newco Holdings Pty Limited	Victoria 3004 Australia
c/- Minter Ellison	Telephone 61 3 9868 0873
88 Phillip Street	Fax 61 3 9868 0853
SYDNEY NSW 2000

Attn: Phillip Kapp

Dear Phillip

Disclosure Letter - Sale of Australian Hospital Business

This is the disclosure letter referred to in the definition “Disclosure Letter” in the Umbrella Deed - Hospitals (the “Umbrella Deed”) which will shortly be entered into between Mayne Group Limited ACN 004 073 410 (“MGL”), Mayne Healthcare Holdings Pty Limited ACN 078 954 631, Australian Newco Holdings Pty Limited, ACN 106 722 347 (the “Buyer” for the purposes of this letter) relating to the Australian Hospital Business. This disclosure letter is given to the Buyer for and on behalf of each member of the Newco Group.

Unless the context indicates a contrary intention, the definitions and principles of interpretation applying in the Umbrella Deed and the other Transaction Agreements also apply to this Disclosure Letter.

The following specific and general disclosures are made:

1.	Specific Matters

Share Capital

1.1	Dangara Pty Ltd: Australian Hospital Care (Pindara) Pty Ltd is the registered and beneficial owner of 88 of the 180 issued class A shares in the capital of Dangara Pty Ltd and the registered and beneficial owner of 100 of the 200 issued class B shares in the capital of Dangara Pty Ltd. According to the company records of Dangara Pty Ltd, Anthony John Davis and Brendan Damien Phillips each hold 1 class A share on trust, however, it is not known for whom Messrs Davis and Phillips hold the shares.

Dangara is a Medical Centre type business in which MGL holds a 50% interest and should have been treated as a Retained Business. MGL would propose to transfer this out of the Group prior to Umbrella Completion and indemnify the Buyer for any associated stamp duty costs.

1.2

HCoA issued capital: When Hospital Holdings (Australia) Pty Ltd (“HCoA”) acquired all of the issued shares and options issued by Australian Hospital Care Limited in 2000, MGL agreed to issue, to persons accepting the scrip alternative, shares in MGL in order to ensure that HCoA could fulfil its obligations in respect of the scrip alternative. The agreement between MGL and HCoA Hospital Holdings (Australia) Pty Ltd dated is 5 December 2000 (refer Annexure “A”). Under the agreement, HCoA is obliged to issue new shares to MGL, the

3

number to be determined pursuant to clause 2.2 of that agreement. These shares will be issued prior to Completion. The accounting entries which would be required as a consequence of this change have been made. Accordingly, no further accounting entries will be required. In particular, no adjustments to the intercompany accounts will be necessary.

Conduct of Hospital Business

1.3	St George Private Hospital: The operator of St George Private Hospital is AME Properties Pty Ltd, as trustee for the AME Property Trust. The hospital licensee is AME Hospitals Pty Ltd, which is also being transferred as part of the sale.

1.4	Hillcrest-Rockhampton Private Hospital: The operator of Hillcrest-Rockhampton Private Hospital is, according to the Corporate Structure, “Hospital Corporation Australia Pty Ltd”. However, the respective licence is held by MGL under the business name “Health Care of Australia”.

1.5	Toll Express Distribution Agreement: MGL has entered into an Express Distribution Agreement with Toll Transport Pty Limited dated 1 November 2002, under which Toll agreed to provide services to MGL and its Related Bodies Corporate (see Annexure “B”). Clause 11.1 of that Agreement provides that if MGL transfers or assigns the business to a third party, MGL will use all reasonable endeavours to ensure that it is a condition of the transfer or assignment that the assignee is to be bound by the Agreement or that MGL procures the agreement of the assignee to the terms and conditions of the Agreement.

Commitments and Contracts

1.6	Cyberscience agreement: Please refer to Annexure “G” for a copy of the CQCS Software Licence Agreement between Cyberscience Corporation Pty Limited and MGL (as licensee) dated 22 January 2002. This agreement relates to the MECS software.

Litigation

[*]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

1

[*]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

2

Premises

1.18	Armidale lease: Clause 23.3 of the lease between New England Health Service and MGL dated 1 July 1997 in respect of the premises at Armidale Private Hospital provides that “A sale of all or substantially all of the business carried on by Health Care of Australia will be deemed to be an assignment of [MGL]’s interest in this Lease and shall be a breach of clause 23.2.” At the time of entering into the lease, Health Care of Australia was a business division of MGL comprising its hospital, medical centres and pathology businesses.

1.19	Car parking Old Swan Brewery: Multiplex Asset Management Pty Ltd has agreed to make available to Maynehealth staff 30 car parking bays at the car park at the Old Swan Brewery site for the cost of $5 per day, per day plus GST, for each bay used. The agreement is on a casual month-to-month basis. A copy is attached in Annexure “E”.

1.20	John Flynn - Gold Coast Private Hospital: John Flynn - Gold Coast Private Hospital is owned by HCoA Operations (Australia) Pty Ltd and leased to MGL. In turn, MGL, sub-leases to a number of revenue tenants. The lease to MGL and the sub-leases all expire on 23 November 2003. MGL has not exercised its option to renew the head lease with HCoA. Accordingly, HCoA will need to negotiate new direct leases with the revenue tenants when the head lease and sub-leases expire.

1.21	“Updated Property Details”: Attached as Annexure “F” is a document which updates document 1290 from the Data Room, by including particulars of further property titles to be included in the sale, plus further particulars for Nepean Hospital.

Insurance

[*]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

4

1.27	Workers Compensation & Medical claims: Workers compensation and medical malpractice claims have moved since 30 June 2003 in the ordinary course of business. Hospital management is aware of those changes. Hospital management has met with the workers compensation and risk managers on a regular basis throughout the period and are fully briefed and aware of all relevant matters.

Unit Trusts

1.28	Dormant trust: HOA Investment Fund Trust, of which Hospital Corporation Australia Pty Limited is the trustee, is a dormant trust. It is believed that MGL owns units in the Trust. MGL is currently investigating this. If MGL owns all (or some) of the units in the Trust, MGL will arrange for those units to be transferred to the Buyer.

2.	General Matters

2.1	Except as expressly provided in the Transaction Agreements, where any information or statement in this letter or in the Disclosure Material comprises an expression of opinion or belief, no warranty is given as to its completeness or accuracy.

2.2	Except as expressly provided in the Transaction Agreements, no warranty is given in respect of any information in this letter or the contents of the Disclosure Material.

2.3	Although some disclosures made in this letter are specifically referenced to particular Warranties, each item of disclosure is to be treated as qualifying all the Warranties given by the Seller Group.

This letter is governed by and will be construed in accordance with the laws in force in Victoria.

Please acknowledge receipt of this Disclosure Letter by signing and returning to us the enclosed copy of this letter.

Yours sincerely

/s/ Stuart James
Signed by
STUART JAMES
for and behalf of the Seller Group

5

Annexure A

AHC acquisition

MAYNE NICKLESS LIMITED (ACN 004 073 410)

“Mayne”

HCOA HOSPITAL HOLDINGS (AUSTRALIA) PTY LTD (ACN 079 097 528)

“HCoA”

Agreement

Levels 23-35 No 1 O’Connell Street Sydney NSW 2000 Australia

PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney

Tel + 61 2 9353 4000 Fax + 61 2 9251 7832

Our ref - 126/838/899/1593064 Contact – Rod Halstead/Karen Evans-Cullen

Sydney • Melbourne • Brisbane • Perth • Canberra • Darwin

Liability limited by the Solicitors’ Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

Table of Contents

1.	Definitions and interpretation		1

	1.1	Definitions	1
	1.2	Interpretation	1

2.	Scrip component of consideration		2

	2.1	Mayne to issue Shares	2
	2.2	HCoA to issue shares	2

3.	Cash component of consideration		2

	3.1	Mayne to Provide Funds	2
	3.2	Acknowledgement of Indebtness	2
	3.3	Payment of Cash	3

4.	Termination		3

5.	General		3

	5.1	Further Assurance	3
	5.2	Governing law	3
	5.3	Waiver	3
	5.4	Counterparts	3
	5.5	Amendment	3
	5.6	Merger	3
	5.7	Time	4

i

Agreement made at Sydney on 5 December 2000

Parties	MAYNE NICKLESS LIMITED ACN 004 073 410 of Level 21, 390 St Kilda Road, Melbourne, Victoria, 3004 (“Mayne”)

HCOA HOSPITAL HOLDINGS (AUSTRALIA) PTY LTD ACN 079 097 528 of Level 21, 390 St Kilda Road, Melbourne, Victoria, 3004 (“HCoA”)

Recitals

A.	At the request of Mayne, HCoA proposes to make the Share Offer and Option Offer.

B.	HCoA is a wholly-owned subsidiary of Mayne.

C.	Mayne and HCoA have agreed to enter into this Agreement so that HCoA is able to satisfy its obligations under the Share Offer and Option Offer in respect of the consideration payable.

The parties agree

1.	Definitions and interpretation

1.1	Definitions

“AHC” means Australian Hospital Care Limited (ACN 072 273 931).

“Option Offer” means the offer to be made to HCoA to acquire all of the options issued by AHC to acquire shares in AHC, the consideration for which will include Shares and cash.

“Share Offer” means the offer to be made by HCoA to acquire all of the issued fully paid ordinary shares in AHC, the consideration for which will include Shares and cash.

“Shares” means fully paid ordinary shares in the capital of Mayne.

1.2	Interpretation

In this Agreement:

(a)	headings are for convenience only and do not affect interpretation;

and unless the context indicates a contrary intention:

(b)	words importing the singular number include the plural and vice versa and words denoting a given gender include all other genders;

(c)	the expression “persons” includes an individual, the estate of an individual, the body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

(d)	references to parties, clauses, sub-clauses, schedules, exhibits or annexures are references to parties, clauses, sub-clauses, schedules, exhibits and annexures to or of this Agreement and a reference to this Agreement includes any schedule, exhibit and annexure;

(e)	references to this Agreement, or any other deed, agreement, instrument or document include references to this Agreement, or such other deed, agreement, instrument or document as amended, novated, supplemented, varied or replaced from time to time;

1

(f)	references to any person or to any party to this Agreement shall include that person’s or party’s executors, administrators, successors and permitted assigns;

(g)	where any word or phrase is given a defined meaning any other part of speech or grammatical form in respect of such word or phrase has corresponding meaning;

(h)	references to payments to any party to this Agreement shall be construed to include payments to another person upon the direction of such party;

(i)	all references to currency are Australian dollars and all payments to be made under this Agreement shall be made by unendorsed bank cheque or other immediately available funds; and

(j)	references to any legislation or to any section or provision thereof shall include any statutory modification or re-enactment thereof or any statutory provision substituted therefor and ordinances, by-laws, regulations and other statutory instruments issued thereunder.

2.	Scrip component of consideration

2.1	Mayne to issue Shares

In consideration of clause 2.2, Mayne irrevocably agrees to issue that number of Shares to persons accepting the Share Offer and the Option Offer in such numbers and at such times as is necessary to ensure that HCoA is able to fulfil its obligations in respect of the scrip alternative under the Share Offer and the Option Offer.

2.2	HCoA to issue shares

HCoA acknowledges that upon the issue of the Shares as contemplated by clause 2.1, HCoA will be indebted to Mayne for the aggregate of the market value of the total Shares issued by Mayne in satisfaction of its obligations pursuant to clause 2.1, being such amount as recorded in the filings of Mayne lodged with ASIC. In satisfaction of this debt, HCoA will issue shares in the capital of HCoA to Mayne having a fair market value and an issue price equal to the debt acknowledged in this clause 2.2.

For the avoidance of doubt, it is agreed between Mayne and HCoA that the issue of shares from HCoA to Mayne will completely satisfy the debt acknowledged by this clause 2.2.

3.	Cash component of consideration

3.1	Mayne to Provide Funds

In consideration of clause 3.2, Mayne irrevocably agrees to provide HCoA with, or procure that HCoA receives, if and when requested by HCoA, that amount of cash as is necessary to ensure that HCoA is able to fulfil its obligations in respect of the cash alternative under the Share Offer and the Option Offer.

3.2	Acknowledgement of Indebtness

HCoA acknowledges that upon the provision of the cash as contemplated by clause 3.1, HCoA will be indebted to Mayne for the amount of the cash provided by Mayne pursuant to clause 3.1.

2

3.3	Payment of Cash

The payment of cash must be made to such account or person as HCoA directs in writing at any time after the execution of this Agreement.

4.	Termination

The obligations in this Agreement cannot be terminated until all holders of shares or options in AHC who accept the Share Offer or the Option Offer have been paid or issued the consideration payable under the Share Offer or the Option Offer in respect of their shares or options in AHC as the case may be.

5.	General

5.1	Further Assurance

The parties covenant and agree that each will do all acts and things and execute all deeds and documents and other writings as are from time to time reasonably required for the purposes of or to give effect to this Agreement.

5.2	Governing law

This Agreement shall be governed by and construed in accordance with the laws of the State of New South Wales and the parties agree to submit to the jurisdiction of the courts in New South Wales.

5.3	Waiver

No waiver of any breach of this Agreement shall be held or construed to be a waiver of any other subsequent or antecedent breach of this Agreement.

5.4	Counterparts

This Agreement may be signed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same document.

5.5	Amendment

This Agreement may not be modified, amended, added to or otherwise varied except by a document in writing signed by each of the parties or signed on behalf of each party by a director under hand.

5.6	Merger

(a)	The rights and obligations of the parties in respect of agreements, indemnities, covenants and warranties contained in this Agreement are continuing agreements, covenants, indemnities, and warranties and accordingly are not merged or extinguished by or upon completion or any other moneys payable under this Agreement.

(b)	Notwithstanding completion of the sale and purchase of the any securities under this Agreement, the provisions of this Agreement remain in full force and effect as to the obligations of the parties respectively remaining to be performed after completion.

3

5.7	Time

Time is of the essence of this Agreement.

Signed as an agreement.

Signed for and on behalf of MAYNE NICKLESS LIMITED, ACN 004 073 410 by its Attorney under a Power of Attorney dated 5/12/2000, and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the presence of:	/s/ David Landy
Signature of Attorney

/s/ Lance Sacks	DAVID LANDY
Signature of Witness	Name of Attorney in full

Lance Sacks
Name of Witness in full

Signed for and on behalf of HCoA HOSPITAL HOLDINGS (AUSTRALIA) PTY LIMITED, ACN 079 097 528 by its Attorney under a Power of Attorney dated 5/12/00 , and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney, in the Presence of:	/s/ David Landy
Signature of Attorney

/s/ Lance Sacks	DAVID LANDY
Signature of Witness	Name of Attorney in full

Lance Sacks
Name of Witness in full

4

Annexure B

Express Distribution Agreement

MAYNE GROUP LIMITED

ACN 004 073 410

and

TOLL TRANSPORT PTY LIMITED

ACN 006 592 089

EXPRESS

DISTRIBUTION

AGREEMENT

[LOGO APPEARS HERE]

8/380 St Kilda Road

Melbourne Vic 3004

Tel: 03 9694 2888

Fax: 03 9694 2880

Ref: ATM

EXPRESS DISTRIBUTION AGREEMENT

EXPRESS DISTRIBUTION AGREEMENT dated: 1 November 2002

BETWEEN:

MAYNE GROUP LIMITED, ACN 004 073 410, of Level 21, 390 St Kilda Road, Melbourne, Victoria 3004 (“Mayne”)

AND:

TOLL TRANSPORT PTY LIMITED, ACN 006 604 191, of Level 8, 380 St Kilda Road, Melbourne, Victoria, 3004 (“Toll”)

RECITALS:

A.	Mayne has agreed to sell the Business to Toll, effective from the Commencement Date.

B.	The Business provided Services to Mayne and its related bodies corporate with a value of approximately $8,000,000 in the 12 months preceding the Commencement Date.

C.	Mayne has agreed to engage Toll to provide the Services which are currently provided by the Business to the remaining businesses of Mayne (and its Related Bodies Corporate) while those entities remain a Related Body Corporate of Mayne, on the terms contained in this Agreement.

D.	Toll has agreed to provide the Services on the terms contained in this Agreement.

OPERATIVE PROVISIONS:

1.	DEFINITIONS

1.1	The following words have the meanings indicated below, unless the context requires otherwise.

Asset Sale Agreement

means the Asset Sale Agreement dated 1 November 2002 entered into between Mayne, Mayne Logistics Pty Limited, Toll Transport Pty Limited and Toll Holdings Limited under which Toll has acquired the Business from Mayne, as amended and reinstated by a Reinstatement and Amending Agreement dated 11 November 2002.

Business	means individually and collectively the Express Business and the FTS Business, as defined in the Asset Sale Agreement.

Business Day	means a day other than a Saturday, Sunday or gazetted public holiday in Melbourne, Victoria.

Commencement Date	means the Completion Date as defined in the Asset Sale Agreement.

GST	means a tax on goods, services and other things including any value added tax, broad based consumption tax or other similar tax introduced in any jurisdiction in Australia, and includes taxes levied in accordance with the A New Tax System (Goods and Services Tax) Act 1999.

GST Law	includes A New Tax System (Goods and Services Tax) Act 1999 and any other Act, order, ruling or regulation that imposes or otherwise deals with the administration or imposition of a GST in any jurisdiction in Australia.

KPI	means the key performance indicators referred to in clause 6.3.

Loss	means all claims, losses, costs, damages, liabilities and expenses other than loss of profits, consequential or economic loss, or indirect, special, punitive or exemplary damages.

Rates	means the applicable rates from time to time, as determined by reference to the rates in Schedule 1 and the rate review procedure set out in clause 4.3.

Related Body Corporate	has the meaning given in section 9 of the Corporations Act 2001 (Commonwealth).

Review Date	means each anniversary of the Commencement Date whilst this Agreement is in force and the date specified in a notice given under clause 4.4 which must be at least one month after the date of any such notice.

Services	means all transport and logistics services substantially similar to the transport and logistics services provided by the Business to Mayne and its Related Bodies Corporate during the 12 months prior to the Commencement Date.

Term	means 36 months from the Commencement Date.

Variation Formula	means the formula used to calculate whether there should be a change in the Rates on a Review Date as set out in Schedule 2.

2.

2.	APPOINTMENT

2.1	Subject to clause 11.2, Toll is appointed by Mayne as its preferred supplier to provide for the Term the Services to Mayne and its Related Bodies Corporate while those entities remain a Related Body Corporate of Mayne.

2.2	Toll agrees to accept the appointment by Mayne in accordance with clause 2.1.

3.	DURATION

3.1	Subject to the default of either party, this agreement will commence on the Commencement Date and continue for the Term and any extension of the agreement pursuant to this clause.

3.2	If Mayne does not give notice of its intention to terminate this agreement earlier than 90 days before the end of the Term, this Agreement will be extended until either party gives the other party not less than 90 days notice in writing of its intention to terminate this agreement.

4.	RATES

4.1	The fee to be paid by Mayne to Toll for the Services is to be determined on the basis of the relevant Rate and charging basis identified in schedule 1, as varied on the last Review Date. The fee determined in accordance with this clause is all inclusive, save for GST.

4.2	Toll will invoice Mayne for all Services rendered by it no less frequently than on a monthly basis. Mayne will pay Toll all fees within 30 days of the receipt by it of an invoice from Toll relating to any Services.

4.3	Subject to clause 4.4, the Rates are to be fixed for 12 months from Commencement Date, and then subject to review annually on the anniversary of the Commencement Date.

4.4	Notwithstanding clause 4.3, either party may at any time during the currency of this Agreement give the other party one month’s written notice that it requires that a Rate Review occur where that party considers that:

(a)	any changes in the work practices of either party have materially affected the cost of providing the Services; or

(b)	a change has occurred in any of the components of the costs of Toll which would be likely to cause a significant change in the cost of providing the Services; or

(c)	the Rates do not substantially reflect market rates at the time the Services are provided.

3.

4.5	The Rates are subject to variation on each Review Date. Toll will within 1 month of the Commencement Date and no later than one month before each Review Date, provide Mayne with:

(a)	the relative percentages of the agreed components of the operating costs of Toll;

(b)	the rate, level or index for each of the agreed components of the operating costs of Toll that will be or is applicable at the relevant date; and

(c)	a claim (if any) for an increase or the application of any decrease in the Rates applicable as a result of the application of the Variation Formula.

For the purposes of this clause 4.5, the “agreed components of the operating costs of Toll” are the cost components set out in the Variation Formula in Schedule 2 unless otherwise agreed.

4.6	The parties agree that any change in the Rates indicated by the application of the Variation Formula will be applied to the Rates on and from the Review Date until the following Review Date. In the case of a Rate Review carried out under clause 4.4, any change in the Rates will apply on and from the first invoicing period following agreement on the revised Rates

4.7	The parties agree to negotiate in good faith to determine the appropriate Rates where Toll is engaged to provide additional, alternate or varied services in accordance with this Agreement

4.8	Where the parties, acting in good faith, are unable to determine appropriate rates for the services as described in Clause 4.8, or for services where Toll is unable to provide such services, Mayne may elect to enter into arrangements with third parties for the provision of those services.

5.	GOODS AND SERVICES TAX

5.1	If a GST applies to any supplies by either party made under or in connection with this Agreement, where the parties have not agreed upon a GST inclusive price, the consideration payable or provided for to that supplier will be increased by an amount equal to the GST liability properly incurred by the party making the supply.

5.2	Each party represents and warrants that at any time in relation to any supplies made under this Agreement by that party and on which GST is imposed, that party is or will be registered under the appropriate GST Law. If the other party requests written evidence of registration, the party claiming to be registered will promptly produce evidence to the reasonable satisfaction of the party seeking such evidence.

5.3	Any invoice rendered by a party to this Agreement in connection with a supply under this Agreement which is intended to recover an amount of GST payable by that party must conform to the requirements for a tax invoice (as at that term is defined in the GST Law).

4.

6.	PERFORMANCE MEASUREMENT

6.1	The parties acknowledge and agree that a close working relationship should be maintained in relation to all services provided in accordance with this Agreement, and the related work practices of both parties.

6.2	Both parties agree to appoint and maintain a representative to manage the working relationship between the parties and to act as the point of first contact for the other party.

6.3	The parties agree that appropriate KPIs to measure performance in accordance with this Agreement are to be developed within 3 months following the Completion Date. Toll will provide reports detailing performance against the minimum acceptable KPI targets to Mayne on a quarterly basis, within 21 days of the end of the quarter to which the reports relate commencing in the third quarter following the Completion Date, provided that the parties have agreed applicable KPIs. The parties agree that the Services are to be provided at service levels consistent with the manner in which the Services are currently provided by the Business to Mayne and that the KPIs developed will be no less stringent than those service levels currently met by the Business.

6.4	The parties agree to meet on a quarterly basis to discuss:

(a)	matters of concern and interest concerning this Agreement, including:

(i)	any issues relating to the implementation of any part of this Agreement;

(ii)	any alleged breaches or default by either party under this Agreement; and

(iii)	any material delay in the loading or delivery of any goods;

(b)	the standard of performance by the parties under this Agreement against the minimum acceptable KPI targets and the relevance of those targets.

7.	SUBCONTRACTORS

7.1	If Toll is unable to carry out any of the services to be performed by it under this Agreement, it must arrange for a suitable subcontractor to perform the services.

7.2	All subcontractors engaged by Toll must:

(a)	agree to perform services on behalf of Toll to a level of performance contemplated by this Agreement;

(b)	ensure that their work practices are in conformity with the operational procedures adopted by Toll and comply with the driver and other relevant operational manuals maintained by Toll; and

(c)	conform with all reasonable requests or directions given or required by Toll or Mayne.

7.3	Mayne will make no payment to any subcontractor or its representatives, agents or employees. Toll will be solely responsible for the remuneration of any subcontractor performing services in accordance with this Agreement on its behalf.

5.

7.4	Toll shall be responsible to Mayne for all Services performed by any subcontractor on its behalf to the same extent as if the Services had been performed by Toll.

7.5	Toll shall notify all subcontractors performing Services that they are required to carry and effect insurance whilst providing Services as required under clause 9.

8.	INDEMNITY

8.1	Toll will indemnify and keep indemnified Mayne, its employees, representatives and agents against all Loss arising out of injury to or death of any person and damage to or destruction of any property caused directly by any negligent act or omission or material breach of this Agreement by Toll, its agents, contractors, employees or representatives, except to the extent that such claims, losses, costs, liabilities and expenses are directly caused or contributed to by any negligent actions or omissions of, or material breach of this Agreement by Mayne, its agents, employees, contractors or representatives.

9.	INSURANCES

9.1	Toll must effect and maintain throughout the continuance of this Agreement, at its own expense, the following insurances, together with any other insurances that Toll is obliged by any legislation to effect:

(a)	Workers compensation and employee liability insurance covering all claims and liabilities arising under any statute or at common law in connection with the death or injury to any person employed by Toll, or appropriate self insurance accreditation;

(b)	broadform public liability insurance with a minimum cover of $20,000,000 any one occurrence; and

(c)	motor vehicle third party property and person insurance in respect of all prime movers and other vehicles (but excluding trailers) utilised by Toll to perform services in accordance with this Agreement with a minimum cover of $20,000,000 any one occurrence.

9.2	Toll will during the Term, when requested in writing by Mayne, make available copies of certificates of currency confirming the relevant policy is current.

9.3	Toll will use its best endeavours to advise Mayne prior to the cancellation or any material alteration to the scope of cover of any policy of insurance held by Toll in accordance with this clause.

9.4	All insurances referred to in clauses 9.1(a), (b) and (c) must note the interest of Mayne.

6.

10.	FORCE MAJEURE

10.1	A party is not to be held liable for any failure to observe its obligations under this Agreement where such failure is wholly or substantially due to:

(a)	any cause beyond the reasonable control of that party;

(b)	strikes affecting any suppliers, Mayne, Toll or the occupiers of any delivery locations;

(c)	industrial action;

(d)	breakdown of plant, machinery or delivery vehicles or vessels;

(e)	war or acts of terrorism;

(f)	governmental interference, request or requirement; or

(g)	any act of God,

provided that in any of these circumstances:

(i)	the party seeking to rely on the benefit of this clause must use its best endeavours to put itself in a position where it is able to meet its obligations under this Agreement as soon as possible; and

(ii)	should the provision of the Services be affected, Mayne may procure the Services from a third party at its own cost until such time as the Services are able to be provided by Toll in accordance with this Agreement.

11.	ASSIGNMENT

11.1	If Mayne transfers or assigns the business, or any part of it, to which Toll provides services in accordance with this Agreement to an entity which is not a Related Body Corporate of Mayne then Mayne will use reasonable endeavours to ensure that it is a condition of the transfer or assignment that the assignee is to be bound by this Agreement or that Mayne procures the agreement of the assignee to the terms and conditions of this Agreement.

11.2	Clause 11.1 does not apply in respect of any transfer or assignment of any business or Related Body Corporate of Mayne that, as at the date of this Agreement, Mayne is contractually bound to perform after the date of this Agreement.

11.3	Neither party shall transfer or assign or otherwise dispose of or deal with its rights or obligations under this Agreement, except:

(a)	to a Related Body Corporate, in which case the relevant party agrees to notify the other party in writing as soon as practical; or

(b)	to any other person or entity, with the consent of the other party, which may be withheld or given at the reasonable discretion of the other party.

7.

11.4	It shall be a condition of any consent required by this clause 11 that the party dealing with its rights or obligations under this Agreement (“the Assignor”) shall cause the person or entity obtaining an interest (“the Assignee”) to enter into an agreement with the other party to this Agreement which includes a covenant that the Assignee shall perform all obligations of the Assignor under this Agreement.

12.	DEFAULT & TERMINATION

12.1	If either party:

(a)	is unable to fulfil its obligations as a result of a Force Majeure event covered by clause 10.1 for a continuous period of 3 months; or

(b)	commits a material breach of any provision of this Agreement; or

(c)	has been advised by the other party that it has failed to meet any particular minimum acceptable KPI target and has not rectified the failure to meet that KPI target within 3 months of its receipt of the notice;

then that party (“the Defaulting Party”) is to be considered to be in default under this Agreement and the other party may serve on the Defaulting Party a written notice specifying the default and stating the intention of the other party to exercise its rights under this clause 12. Such notice must not be unreasonably given, and must specify that it is a notice under the provisions of clause 12.1.

12.2	If either party becomes insolvent, goes into liquidation, is placed under official management, has a receiver, administrator or receiver and manager appointed to conduct its affairs or an order is made or a resolution is passed for the winding up or dissolution without winding up of that party then the other party may serve on that party a written notice specifying the default and stating the intention of that party to exercise its rights under this clause 12. Such notice must specify that it is a notice under the provisions of clause 12.2.

12.3	If any default under clause 12.1 is not capable of remedy or, if capable of remedy, no steps are taken within 14 days of the date of service of the notice to remedy such default in a proper manner, then the party on whose behalf the notice was served is entitled, following the expiration of 14 days following the service of the notice, to elect to exercise any or all of the following:

(a)	wholly or partially suspend payment under this Agreement until the default has been remedied; and

(b)	by written notice, terminate this Agreement.

12.4	If an event occurs enabling either party to serve a notice in accordance with clause 12.2, then that party is entitled immediately upon service of the notice to exercise any of the courses of action specified in clauses 12.3(a) or 12.3(b).

8.

13.	NOTICES

13.1	A notice, consent, approval or other communication (each a “Notice”) under this Agreement must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

(a)	delivered to that person’s address;

(b)	seat by pre-paid mail to that person’s address; or

(c)	transmitted by facsimile to that person’s address.

13.2	A Notice given to a party in accordance with the clause is treated as having been given and received:

(a)	if delivered to a person’s address, on the day of delivery if before 5.00pm on a Business Day, or otherwise on the next following Business Day;

(b)	if sent by pre-paid mail when received at the offices of the addressee; and

(c)	if transmitted by facsimile to a person’s address and a correct and complete transmission report is received, on the day of transmission if transmitted before 5.00pm in the place of receipt on a Business Day, otherwise on the next following Business Day.

13.3	For the purposes of this clause, the address of a person is the address set out below or another address of which that person may from time to time give Notice to each other person:

Mayne:
Attention:	Company Secretary
Street Address:	Level 21, 390 St Kilda Road, Melbourne, Vic 3004
Postal Address:	Level 21, 390 St Kilda Road, Melbourne, Vic 3004
Facsimile:	61 3 9868 0757

Toll:
Attention:	The Legal Manager
Street Address:	Level 8, 380 St Kilda Road, Melbourne, Vic 3004
Postal Address:	Level 8, 380 St Kilda Road, Melbourne, Vic 3004
Facsimile:	61 3 9694 2805

14.	GENERAL

14.1	This Agreement may only be amended or supplemented in writing, signed by the parties.

14.2	The non-exercise of or delay in exercising any power or right of a party does not operate as a waiver of that power or right, nor does any single exercise of any power or right preclude any other or further exercise of it or the exercise of any other power or right. A power or right may only be waived in writing, signed by the party to be bound by the waiver.

14.3	This Agreement is the entire agreement of the parties on the subject matter. The only enforceable obligations and liabilities of the parties in relation to the subject matter are those that arise out of the provisions contained in this Agreement. All representations, communications and prior agreements in relation to the subject matter are merged in and superseded by this Agreement.

9.

14.4	Any provision in this Agreement which is invalid or unenforceable in any jurisdiction is to be read down for the purposes of that jurisdiction, if possible, so as to be valid and enforceable, and is otherwise capable of being severed to the extent of the invalidity or unenforceability, without affecting the validity or enforceability of that provision in any other jurisdiction.

14.5	Each party must do, sign, execute and deliver and must procure that each of its Related Bodies Corporate, employees and agents does, signs, executes and delivers, all deeds, documents, instruments and acts reasonably required of it or them by notice from another party effectively to carry out and give full effect to this Agreement and the rights and obligations of the parties under it.

14.6	This Agreement may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

15.	LAW AND JURISDICTION

15.1	This Agreement is governed by the law in force in Victoria.

15.2	The parties submit to the non-exclusive jurisdiction of the courts of Victoria and any courts which may hear appeals from those courts in respect of any proceedings in connection with this Agreement.

16.	DISPUTE RESOLUTION

16.1	Method of resolution

Except where otherwise provided in this agreement, any dispute between Mayne and Toll regarding this Agreement, or any matter arising in connection with it, must be dealt with as set out under this clause 16.

16.2	Dispute Review Meetings

(a)	Mayne and Toll representatives appointed under clause 6.2 must attempt to resolve the dispute on a without prejudice basis.

(b)	If the dispute cannot be resolved between the Mayne and Toll representatives within 10 Business Days of a referral of a dispute for resolution by them, it must be referred for discussion on a without prejudice basis between the Chief Executive Officers of each party or their nominees.

(c)	if the dispute is not resolved in accordance with the discussion held under clause 16.2(b) after a further period of 10 Business Days either party may approach a court of competent jurisdiction to seek redress.

(d)	Notwithstanding any dispute between the parties, Mayne agrees to continue to make payment for all invoices rendered by Toll for Services provided.

10.

SCHEDULE 1: Rates

The parties agree, acting in good faith, to agree the applicable rates to initially apply to the provision of Services in accordance with the principles contained in the letter agreement signed by the parties dated 31 October 2002, within 20 Business Days of the Commencement Date.

11.

SCHEDULE 2: Variation Formula

1.	On each Review Date the Rates may be varied to reflect movements in the operating costs of Toll. The operating costs of Toll for the primary service types are divided into components as represented by the cost indices in schedule 3. For each component of these costs there may be a proportional variation to the Rates in accordance with the formula set out below. The total variation to the Rates will be the sum of all calculations using the formula for each cost component

2.	The Variation Formula is represented by:

NR =SNA W*((CI2-CI1)/(CI1))*CR

where:

NR	equals the new Rate.

S    NA means the sum of the cost components from component A to E.

W	equals the percentage that the component represents in Toll’s operating costs as advised by Toll for the Review Date.

CI2	equals the cost index of the component as at the Review Date.

CI1	equals the cost index of the component on the previous Review Date or where there has been no previous Review Date, the Commencement Date.

CR	equals the current Rate.

3.	For cost component A (Contractors), the cost index equals the notional hourly rate paid by the respective Toll Business unit, to the contractors performing the work on behalf of Toll for Mayne. This rate is determined by the relevant business unit “contractor agreement”, together with any other relevant industrial instrument applicable to all subcontractors involved in the performance of the services provided by Toll in accordance with this Agreement.

4.	For cost component B (Wages), the cost index equals the notional hourly rate determined in accordance with the industrial instrument applicable to all labour involved in the performance of the services provided by Toll in accordance with this Agreement.

5.	For cost component C (Linehaul), the cost index is the most recently agreed linehaul rates issued by Australian Air Express and other linehaul carriers to Toll for services to be provided to Mayne.

6.	For cost component D (Agents), the cost index is the most recently agreed agents charges from independent agents to Toll for services to be provided to Mayne.

12.

7.	For cost component E (Overheads/Other), the cost index is the most recently published index issued by the Australian Bureau of Statistics designated “Consumer Price Index: Weighted Average of 8 Capital Cities - All Groups” prior to the relevant date.

8.	If the Australian Bureau of Statistics ceases to exist during the currency of this Agreement then reference to this Bureau shall be deemed to be a reference to such other authority, department or body then compiling statistics in the place of the Australian Bureau of Statistics.

10.	If at any time during the currency of this Agreement the cost index referred to in paragraph 7 of this Schedule cease to exist, then reference to that index shall be deemed to be a reference to such other index published by the Australian Bureau of Statistics which most closely resembles the index which has been suspended or discontinued

11.	At any time during the currency of this Agreement Toll shall be entitled with the consent of Mayne (which shall not be unreasonably withheld) to insert additional cost indices into the Variation Formula or change the weightings of the cost indices to reflect any change in the manner in which the operating costs of Toll providing services in accordance with this Agreement are incurred.

13.

SCHEDULE 3: Cost Indices

COMPONENT	PERCENTAGE OF COST: COURIER SERVICES	PERCENTAGE OF COST: PRIORITY SERVICES	BRIEF DESCRIPTION OF ITEM
A (Contractor)	75.00	41.00	Notional Contractor Rate

B (Wages)	8.00	25.00	Notional hourly wage rate

C (Linehaul)	0.0	11.00	Price schedules as per AaE and other linehaul providers

D (Agents)	0.0	9.00	Blended total of most recently agreed rates between agents and Toll

E (Overhead / other)	17.00	14.00	ABS Consumer Price Index: Weighted Average of 8 Capital Cities – All Groups

	100.00%	100.00%

14.

EXECUTED as an Agreement

Signed for and on behalf of Mayne Group Limited ABN 56 004 073 410 by its Attorneys under Power of Attorney dated 30 January 2002 each of whom declares that he or she holds the office in Mayne Group Limited indicated under his or her signature and that he or she has no notice of revocation of the Power of Attorney

Mayne Group Limited

ABN 56 004 073 410 by

its Attorneys:

/s/ Karen Ping-Huay Kee

Signature of Attorney

Karen Ping-Huay Kee

Name of Attorney in full

Manager, Group Secretarial Services

Office

/s/ PETER LINDSAY JENKINS

Signature of Attorney

PETER LINDSAY JENKINS

Name of Attorney in full

Chief Financial Officer

Office

Executed by Toll Transport Pty Limited ACN 006 604 191 by or in the presence of:

Signature of director	Signature of secretary/other director

Name of director in full	Name of secretary/other director in full

15.

EXECUTED as an Agreement

Signed for and on behalf of Mayne Group Limited ABN 56 004 073 410 by its Attorneys under Power of Attorney dated 30 January 2002 each of whom declares that he or she holds the office in Mayne Group Limited indicated under his or her signature and that he or she has no notice of revocation of the Power of Attorney

Mayne Group Limited ABN 56 004 073 410 by its Attorneys: Signature of Attorney Name of Attorney in full

Office

Signature of Attorney

Name of Attorney in full

Office

Executed by Toll Transport Pty Limited ACN 006 604 191 by or in the presence of:

/s/ N. G. Chatfield	/s/ Bernard McInerney
Signature of director	Signature of secretary/other director

N. G. CHATFIELD	Bernard McInerney
Name of director in full	Name of secretary/other director in full

15.

Annexure C

[*]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

[*]

[*]	Seven continuous pages all containing confidential information have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Annexure D

Directors of Hospitals disclosure

[GRAPHIC APPEARS HERE]

Memorandum

Robert Cooke	Group General Manager - Hospitals Mayne Health 390 St Kilda Rd Melbourne VIC 3004 Phone 03 9868 0716 Fax 03 9868 0526

Dated: October 18, 2003	This document is confidential and may contain legally privileged information. If you are not a named or authorised recipient you must not read, copy, distribute or act in reliance on it. If you have received this document in error please telephone sender.

In the extremely limited time I have had, I have reviewed all of the Hospital Executive Team and Director of Hospital Warranties. I confirm that to the best of my actual knowledge, each of the warranties attached as schedule 1 to this letter, and the disclosures that I have made against those warranties, is not misleading or deceptive in any material respect. I have defined material as greater than AUD$1million.

The only areas of material concern are as follows:

1.	Neither my Hospital Directors nor my Hospital Executive Team were able to confirm the value or likelihood of potential litigation in the Medical Malpractice area

2.	Workers Compensation Liabilities – none of my direct reports is able to confirm information in this area.

3.	[*]

Name:

Signature:

Date:

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Annexure E

Old Swan Brewery Parking

MULTIPLEX ASSET MANAGEMENT PTY LTD

[TO COME]

20th November 2002

Mr Jim Lynton

Regional Services Manager, Facilities

Maynehealth

150 Mounts Bay Road

PERTH WA 6000

By facsimile: 9400 9744

Dear Jim

THE OLD SWAN BREWERY PARKING PROPOSAL

We refer to our email dated the 4th November 2002, regarding the above matter and your subsequent response on the 11th November 2002.

As you are aware the matter of Maynehealth using the Old Swan Brewery car park has been referred to the head lessee Bluegate Nominees Pty Ltd as previously advised we now set out those commercial terms as contained in our original proposal on behalf of Bluegate, that is to use up to 30 car bays on a casual month-to-month basis:

Terms and Conditions

1.	Bluegate offer up to 30 car bays to be made available for Maynehealth staff at the Old Swan Brewery subject to mutual flexibility of the arrangement between parties. Bluegate will endeavour to give up to 3 days notice of any changes to the number of bays available.

2.	It is agreed between parties that Maynehealth has elected to pay the sum of $5.00 per bay day plus GST of the actual car bays used in any one day. These rates are fixed for the initial 6 month term of the agreement and then are subject to change upon giving on months written notice.

3.	The agreed commencement data will be the 1st November 2002, and be on a month-to-month basis. One month’s written notice is required by either party to terminate or amend this arrangement.

4.	Maynehealth agrees to meet the cost of any car park security access devices required.

5.	Documentation of the agreement is to be by an exchange of letters between the parties.

MULTIPLEX

Acknowledgements

a.	Maynehealth has not been induced to make this offer by any alleged statement or warranty representation (verbal or written) made by Bluegate or any agent on behalf of Bluegate.

b.	It is understood by both parties that at details, term, and conditions in respect to this agreement shall remain confidential between parties and their agents.

c.	The amounts contained here in are exclusive of GST. All amounts payable will be subject to the goods and services tax (GST).

d.	Maynehealth acknowledge and understand that this proposal and any subsequent proposal is subject to final approval by Bluegate Nominees Pty Ltd.

e.	Maynehealth and its staff agree to be bound by the “Condition of Entry and Limitation of Liability” displayed in and around the subject car park.

To accept the ongoing forms and conditions of this agreement would you please arrange for an authorised Maynehealth employee to acknowledge in the space provided on the attached copy of this letter and return to this office for the attention of the undersigned. Following receipt of your acceptance of all the abovementioned terms we shall promptly present this proposal to Bluegate of their formal acceptance.

We look forward to your responses in this matter.

Yours sincerely

MULTIPLEX ASSET MANAGEMENT PTY LTD

/s/ Paul Long

PAUL LONG Property Manager

I/We on behalf of Maynehealth accept the above.

Signed

Dated:

Annexure F

Updated Property Details

PROPERTY DETAILS

AUSTRALIAN FREEHOLD HOSPITAL PROPERTIES

No.	Hospital	Location	Ownership	Title Particulars
1.	Attadale Private	21 Hislop Rd, Attadale, WA	Attadale Hospital Property Pty Ltd	1345/668

2.	Belmont Private	1220 Creek Road, Carina, Qld	Hospital Corporation Australia Pty Ltd	50051013

3.	Bayside (Linacre) Private	12 Linacre Road, Hampton, Vic	HCOA Operations (Australia) Pty Ltd	10262/527

4.	Caloundra Private	96 Beerburrum Street, Caloundra, Qld	Hospital Corporation Australia Pty Ltd	18714181

5.	Castlecrag Private	150 Edinburgh Road, Castlecrag, NSW	AME Properties Pty Ltd	1/701559

6.	Christo Road Private	219 ChristoRoad, Waratah, NSW	HCOA Operations (Australia) Pty Ltd	5/838145

7.	Cotham Private	209 Cotham Road, Kew, Vic	HCOA Operations (Australia) Pty Ltd	8453/775 8544/790

8.	Dudley Private (Orange Private)	261 March Street, Orange, NSW	HCOA Operations (Australia) Pty Ltd Hospital Corporation Australia Pty Limited Hospital Corporation Australia Pty Limited	62/877808 (Hospital) 1/SP57262 (Medical Centre) 2/ SP57262 ( Medical Centre) 3/ SP57262 (Medical Centre) 4/ SP57262 (Medical Centre) 5/ SP57262 (Medical Centre) 10/733898 (Car park)

11.

No.	Hospital	Location	Ownership	Title Particulars

9.	Glengarry Private	53 Arnisdale Road, Duncraig, WA	Hadassah Pty Ltd	1454/073 1559/205

10.	Hillcrest - Rockhampton Private	4 Talford St, Rockhampton, Qld	Hospital Corporation Australia Pty Ltd	30602008 30460209

11.	John Fawkner - Moreland Private	275 Moreland Road, Coburg, Vic	HCOA Operations (Australia) Pty Ltd	9547/211 4103/530 4271/161 4174/682 6514/775 6949/604 6279/620 3827/320 3827/322 3827/323 8372/971

12.	John Flynn - Gold Coast Private	Boyd Street, Tugun , Qld	HCOA Operations (Australia) Pty Ltd	50046922

13.	Kareena Private	86 Kareena Road, Caringbah, NSW	HCOA Operations (Australia) Pty Ltd	3/650201 101/814378 102/814378 Y/417162 1/203024 2/203024 2/20431 4/20431

14.	Knox Private	262 Mountain Highway, Wantima, & 4-8 Ainsdale Avenue, Wantirna, Vic	Australian Hospital Care (Knox) Pty Ltd	9578/776 10380/054 9001/948 9001/949 9001/950

12.

No.	Hospital	Location	Ownership	Title Particulars

15.	Lady Davidson Private	Bobbin Head Road, North Turramurra, NSW	Australian Hospital Care (Lady Davidson) Pty Ltd	211/1012228

16.	Lingard Private	23 Merewether Street, Merewether, NSW	HCOA Operations (Australia) Pty Ltd	25/4/111239 1/1005484 2/1005484 27/4/111239 28/4/111239 1/156597 30/4/111239 31/4/111239 32/4/111239 101/624483

17.	Macarthur Private	90-96 Dumaresque Street, Campbelltown, NSW	Pruinosa Pty Ltd	1/111845 2/111845 7/38160 8/38160 9/38160 10/38160

18.	Masada Private	24-26 Balaclava Road, East St Kilda, Vic	Australian Hospital Care (MPH) Pty Ltd	9764/345

19.	Mentone (Como) Private	152-156 Como Parade West, Parkdale, Vic	Howanor Realty Proprietary Limited	5106/016 5106/017

20.	Mount Hospital	150 Mounts Bay Road, Perth, WA	AME Properties Pty Ltd	2146/609 2146/616 2146/617 2146/618 2146/619 2146/620 2146/621

13

No.	Hospital	Location	Ownership	Title Particulars
2146/620 2146/621

21.	Mount Waverley Private	343-357 Blackburn Road, Mount Waverley (Melbourne - East), Vic	HCOA Operations (Australia) Pty Ltd	8144/157 10018/369 8160/579 8144/156

22.	Nambour Selangor Private	62A Netherton Road, Nambour, Qld	Hospital Corporation Australia Pty Ltd	18785015

23.	Nepean Private	1A Barber Avenue, Kingswood, NSW	HCOA Operations (Australia) Pty Ltd

90/1009692 (Hospital)

2/67725 (Medical Centre)

4/67725 (Medical Centre)

7/67725 (Medical Centre)

8/67725 (Medical Centre)

11/67725 (Medical Centre)

12/67725 (Medical Centre)

14/67725 (Medical Centre)

15/67725 (Medical Centre)

NB: Medical Centre Lots to be confirmed once title searches receive Monday 20 October, 2003.

24.	North Gosford Private	9 Burrabil avenue, Gosford, NSW	HCOA Operations (Australia) Pty Ltd	11/874500

25.	Nowra Private	Weerona Place, Nowr , NSW	HCOA Operations (Australia) Pty Ltd	32/814820 2/SP40489

26.	North West Private	129 Flockton Street, Everton Park, Qld	HCOA Operations (Australia) Pty Ltd	50240054 (Hospital) 50192419 (Hospital) 50192420 (Hospital)
		Suites 7 & 8, 137A Flockton Street, Everton Park, Old	HCOA Operations (Australia) Pty Ltd	50255755 (Suite 7, Specialist Centre) 50255756 (Suite 8, Specialist Centre)

		137 Flockton Street, Everton Park, Old (“Building B”)	HCOA Operations (Australia) Pty Ltd	50255757 (Hospital Building B)

14

No.	Hospital	Location	Ownership	Title Particulars

27.	Pindara Private	Alchurch Avenue, Benowa, Gold Coast, Qld	Australian Hospital Care (MSH) Pty Ltd	50213489 (Hospital)

Pindara Place, 13 Carrara Place, Benowa, Gold Coast, Queensland

50216081 (Pindara Place)

50216083 (Pindara Place)

50216084 (Pindara Place)

50216085 (Pindara Place)

50216086 (Pindara Place)

50216087 (Pindara Place)

50216088 (Pindara Place)

50216089 (Pindara Place)

50216094 (Pindara Place)

50216095 (Pindara Place)

50216096 (Pindara Place)

28.	Port Macquarie Private	Lake Road, Port Macquarie (North Coast)	HCOA Operations (Australia) Pty Ltd	1/793705

29.	Ringwood Private	36-44 Mt Dandenong Road, Ringwood, Vic	Australian Hospital Care (Ringwood) Pty Ltd	9855/253

30.	Shepparton Private	20 Fitzgerald Street, Shepparton (Goulbourn Valley), Vic	HCOA Operations (Australia) Pty Ltd	10289/397

15

No.	Hospital	Location	Ownership	Title Particulars
31.	St Andrew’s Ipswich Private	Corner Roderick and Pring Streets, Ipswich (Brisbane - South West), Qld	Hospital Corporation Australia Pty Ltd	17094019 17118226

32.	St George Private	1 South Street, Kogarah, NSW	AME Properties Pty Ltd	1/859288 3/859288 A/358876 Folio Auto Console 5839/81 Folio Auto Console 3756/101

33.	Strathfield Private	3 Everton Road, Strathfield, NSW	HCOA Operations (Australia) Pty Ltd	11/870782 6/SP55383

34.	Sunnybank Private	245 McCuIlough Street, Sunnybank (Brisbane - South), Qld	Hospital Corporation Australia Pty Ltd	50206245 50206318 50206320

35.	The Avenue Private	36-40 The Avenue and 41-45 Lewisham Road, Windsor, Vic Unit 5 and Car Park, 32 The Avenue, Windsor, Victoria 42 The Avenue, Windsor , Victoria	Australian Hospital Care (The Avenue) Pty Ltd	4582/357 (Hospital) 9860/546 (Hospital) 10142/465 (Hospital) 9356/532 9356/550 9096/155

36.	The Hills Private	499 Windsor Road, Baulkham Hills, NSW	HCOA Operations (Australia) Pty Ltd

11/1003058 (Hospital)

18/SP70247 (Medical Centre)

19/SP70247 (Medical Centre)

6/SP60520 (Medical Centre)

13/SP60520 (Medical Centre)

8/SP60520 (Medical Centre)

11/SP60520 (Medical Centre)

14/SP60520 (Medical Centre)

		493 Windsor Road 495 Windsor Road		15/SP60520 (Medical Centre) 16/SP60520 (Medical Centre) 17/SP60520 (Medical Centre) 5/242275 (Medical Centre) 6/242275 (Medical Centre)

16

No.	Hospital	Location	Ownership	Title Particulars

37.	Victorian Rehabilitation Centre - Eastern Melbourne	499 Springvale Road, Glen Waverley (Melbourne - East), Vic	Rehabilitation Holdings Pty Ltd	Replacement title 10753/757

38.	Victorian Rehabilitation Centre - Northern Melbourne	146 Derby Street and 26 - 28 Dorset Road, Pascoe Vale, Vic	Australian Hospital Care (Dorset) Pty Ltd	10071/494 4895/849

39.	Wangaratta Private	134-150 Templeton Street, Wangaratta, Vic	HCOA Operations (Australia) Pty Ltd	10111/854

40.	Warners Bay Private	Fairfax Road, Warners Bay, NSW	HCOA Operations (Australia) Pty Ltd	1/34935

41.	Warringal Private	216 Burgundy Street, Heidelberg (Melbourne - North)	HCOA Operations (Australia) Pty Ltd	10170/865 10170/866 10170/869 10170/878 10170/871

17

AUSTRALIAN PRIVATISATION/CO-LOCATION LEASEHOLD PROPERTIES

No.	Hospital	Location	Tenant	Title Particulars
1.	Armidale Private	Armidale, (North Coast), NSW	Mayne Group Limited	5/868803

2.	Caboolture Private	McKcan Street, Caboolture, (Sunshine Coast)	Mayne Group Limited	Lot 352 on Crown Plan 908674 Title Reference 50185311

3.	Frances Perry House	Corner Cardigan and Grattan Streets, Carlton, (Melbourne - Central/North)	Mayne Group Limited	6125/936

4.	Joondalup Health Campus (including Joondalup Private Hospital)	Joondalup	Mayne Group Limited	Volume 3116 Folio 479 (Lot 12708 DP 193103)

5.	Logan Private	Armstrong Road, Meadowbrook, (Brisbane - South)	Mayne Group Limited	50101407

6.	Melbourne Private	Royal Parade, Parkville, (Melbourne - North)	Mayne Group Limited	9427/341

7.	Noosa Hospital	Noosaville (Sunshine Coast)	Mayne Properties Pty Ltd	50170361

8.	Port Macquarie Base	Port Macquarie (North Coast)	Mayne Group Limited	21/852214 22/852214 6/264247

9.	Prince of Wales Private	Randwick, (Sydney - East)	Mayne Group Limited	Part 1/870720

18

INDONESIAN PROPERTIES

I.	PTHCS

No.	Certificate No. /Date/Validity	Area/Location	Measurement Letter /Situation Map
1.	HGB 329/, under the name of PTHCS, issued on 3 June 1993 and will be valid until [not available] Note: HBT needs a clean and complete copy of this certificate.	17,120 sqm, located at jln. Nginden Intan Barat, Blok Bm Kecamatan Sukolilo, Keluarahan Nginden Jangjungan.	Measurement Letter No.3513/1993 dated [not available]

II.	Medikatama

No.	Certificate No. /Date/Validity	Area/Location	Measurement Letter /Situation Map
1.	HGB 3552/Pondok Aren, under the name of Medikatama, dated 24 July 1998 and will be valid until 24 July 2015	2,905 sqm, located at Block B-03 No.0l CBD, Pondok Aren, Tangerang, West Java	Measurement Letter No. 12923 dated 8 June 1998

2.	HGB 3553/Pondok Aren, under the name of Medikatama, dated 24 July 1998 and will be valid until 24 July 2015	855 sqm, located at Block B-03 No.0l CBD, Pondok Aren, Tangerang, West Java	Measurement Letter No. 12924 dated 8 June 1998

3.	HGB 3554/Pondok Aren, under the name of Medikatama, dated 24 July 1998 and will be valid until 24 July 2015	2,755 sqm, located at Block B-03 No.0l CBD, Pondok Aren, Tangerang, West Java	Measurement Letter No. 12925 dated 8 June 1998

4.	HGB 3556/Pondok Aren, under the name of Medikatama, dated 24 July 1998 and will be valid until 11 March 2023	810 sqm, located at Block B-03 No.0l CBD, Pondok Aren, Tangerang, West Java	Measurement Letter No. 12927 dated 8 June 1998

19

No.	Certificate No /Date/Validity	Area/Location	Measurement Letter /Situation Map
5.	HGB 3559/Pondok Aren, under the name of Medikatama, dated 24 July 1998 and will be valid until 11 March 2023	185 sqm, located at Block B-03 No.0l CBD, Pondok Aren, Tangerang, West Java	Measurement Letter No.l2930 dated 8 June 1998

6.	HGB 3560/Pondok Aren, under the name of Medikatama, dated 24 July 1998 and will be valid until 11 March 2023	1,075 sqm, located at Block B-03 No.0l CBD, Pondok Aren, Tangerang, West Java	Measurement Letter No.12931 dated 8 June 1998

III.	Putramas

No.	Certificate No /Date/Validity	Area/Location	Measurement Letter /Situation Map
1.	HGB certificate No. 1080/Balimester, under the name of Putramas, dated 21 April 1998, valid until 21 April 2018	640 m2, located in Desa Balimester, Kecamatan Jatinegara, East Jakarta, DKI Jakarta Province	Measurement Letter No. 05/1998 dated 2 April 1998

2.	HGB certificate No. 573/Balimester, under the name of Putramas, dated 6 April 1981, valid until 30 November 2000.	905 m2, located in Kelurahan Balimester, Kecamatan Jatinegara, East Jakarta	Measurement Letter No. 29/1980 dated 20 March 1980

4..	HGB certificate No. 1111/Balimester, under the name of Putramas dated 26 June 2001, valid until 25 June 2021.	905 m2, located in Kelurahan Balimester, Kecamatan Jatinegara, East Jakarta, DKI Jakarta Province	Measurement Letter No. 13/2001 dated 25 June 2001

5.	HGB certificate No. 810/Balimester, under the name of Putramas dated 3 May 1988, valid until 28 April 2006	341 m2, located in Kelurahan Balimester, Kecamatan Jatinegara, East Jakarta	Measurement Letter No. 28/1980 dated 20 March 1980

20

No.	Certificate No /Date/Validity	Area/Location	Measurement Letter /Situation Map
6.	HGB certificate No. 843/BaIimester, under the name of Putramas, dated 1 August 1987, valid until 19 July 2007	1,797 m2, located in Kelurahan Balimester, Kecamatan Jatinegara, East Jakarta	Situation Map No. 246/1987 dated 14 January 1987

7.	HGB certificate No. 1030/Balimester, under the name of Putramas, dated 14 August 1996, valid until 14 August 2016	326 m2, located in Desa Balimester, Kecamatan Jatinegara, East Jakarta, DKI Jakarta Province	Situation Map No. 6192/1995 dated 26 October 1995

8.	HGB certificate No. 1078/Balimester, under the name of Putramas, dated 2 March 1998, valid until 2 March 2018	825 m2, located at Jl. Raya Jatinegara Timur No. 83, Desa Balimester, Kecamatan Jatinegara, East Jakarta, DKI Jakarta Province	Situation Map No. 6191/1995 dated 26 October 1995

21

Annexure G

Cyberscience Agreement

COCS SOFTWARE LICENCE AGREEMENT

AGREEMENT NO. AD0119

DATE	22nd January 2002

PARTIES

CYBERSCIENCE:

CYBERSCIENCE CORPORATION PTY LIMITED (ABN 59 003 873 434) whose

Registered Office is at	Suite 1A. Level 2, Building 2, Pymble Corporate Centre

20 Bridge Street, Pymble NSW 2073.

LICENSEE:

MAYNE GROUP LIMITED (ABN 56 004 073 410) whose

Registered Office is at:	390 St Kilda Road

Melbourne VIC 3004.

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms in this AGREEMENT are to be interpreted in line with Industry Standard Usage. The definitions in this clause and the SCHEDULE are given to avoid confusion.

1.2	Expressions defined in the SCHEDULE have the meanings given to them there.

1.3	“AGREEMENT” means this document and annexes initialled by the parties.

1.4	“CQCS” means the combination of computer programs in object code form identified in the SCHEDULE together with relevant documentation incorporating all derivatives or modified versions thereof and all new releases supplied by CYBERSCIENCE.

1.5	“LICENSEE” means the party named above and includes its officers, directors, employees, agents and principals.

1.6	“TODAY” means the date shown at the head of this AGREEMENT.

1.7	“SITE” means the address shown on the SCHEDULE.

1.7	“EQUIPMENT” means the computer equipment shown on the SCHEDULE.

1.8	“PUBLISHED SOFTWARE SPECIFICATIONS” means the operating Manuals for CQCS

1.9	References to the SCHEDULEs are to the SCHEDULEs initialled by the parties and annexed to this AGREEMENT.

1.10	Clause headings are for convenience only and shall not affect the interpretation of the AGREEMENT.

2.	DURATION

2.1	This AGREEMENT starts TODAY and continues until terminated under the provisions of clause 13 below.

3.	LICENCE

3.1	In return for the payment of the Licence Fee CYBERSCIENCE grants to the LICENSEE a on-exclusive licence to use CQCS for the LICENSEE’s own internal business purposes only on the EQUIPMENT installed and operated at the SITE.

3.2	For the mutual security of both parties each copy of CQCS contains an expiry date. This device does not restrict the Licence granted by clause 3.1.

3.3	CYBERSCIENCE undertakes to notify the LICENSEE in advance through CQCS that an expiry date is imminent and to provide patches to extend the LICENSEE’s copy of CQCS in advance of each expiry date but the LICENSEE is responsible for ensuring that such pitches are received and applied in a timely fashion.

4.	LICENCE FEE

4.1	The LICENSEE agrees to pay the Licence Fee (plus any applicable taxes and duties pursuant to clause 7) to CYBERSCIENCE on the signature of this AGREEMENT.

5.	SOFTWARE SUPPORT SERVICES

5.1	Subject to clause 5.4 below and in return for the payment of the Support Fee by the LICENSEE CYBERSCIENCE undertakes to provide to the LICENSEE at the LICENSEE’s request Software Support Services during CYBERSCIENCE’s normal working hours by:

5.1.1	distributing to the LICENSEE at the LICENSEE’s request new releases of CQCS, updates to CQCS together with documentation relating thereto (where available).

5.1.2	giving the LICENSEE advice about the operation of new releases or updates to CQCS and notifying the LICENSEE of observed faults in CQCS.

5.1.3	using CYBERSCIENCE’s best endeavours to assist the LICENSEE’s nominated Systems Manager, by telephone in resolving difficulties met by the LICENSEE in use of CQCS under this AGREEMENT.

5.2	CYBERSCIENCE undertakes to use its best endeavours to provide assistance under clause 5.1.3 by the next working day after receipt of a request from the LICENSEE.

5.3	Software Support Services do not include the diagnosis or rectification of any fault arising from or caused by the LICENSEE’s failure to comply with the terms of this AGREEMENT including without limitation any use of CQCS outside the terms of this AGREEMENT

5.4	CYBERSCIENCE reserves the right to suspend Software Support Services if at any time any payment due to CYBERSCIENCE under this AGREEMENT is overdue. No credit will be given for the period of time during which Software Support Services are suspended.

6.	SUPPORT FEES

6.1	The LICENSEE agrees to pay the first year’s Support Fee (plus any applicable taxes pursuant to clause 7) to CYBERSCIENCE when this AGREEMENT is signed. Thereafter CYBERSCIENCE will render invoices for the Support Fee in advance on each anniversary of TODAY. If the LICENSEE pays the Licence Fee and the first year’s Support Fee within the terms stated on the relevant invoices CYBERSCIENCE may at its sole discretion treat the first year’s support fee as covering 12 months from TODAY.

6.2	Support Fees are not refundable.

6.3	CYBERSCIENCE may change the Support Fee on two months notice to the LICENSEE.

7.	PAYMENTS

7.1	Payments to be made by the LICENSEE under this AGREEMENT do not include any applicable taxes and duties including without limitation Sales Tax. The LICENSEE must pay taxes on those payments in the manner and at the date from time to time prescribed by law.

7.2	The LICENSEE agrees to pay invoices rendered by CYBERSCIENCE under this AGREEMENT within 30 days of issue.

7.3	Where any payments due to CYBERSCIENCE under this AGREEMENT are overdue CYBERSCIENCE may -

7.3.1	suspend Software Support Services and

7.3.2	charge interest on the overdue payments from the invoice date until receipt of payment in full at the rate of 3% above the Westpac Indicator Lending Rate from time to time in force.

8.	WARRANTY

8.1	CYBERSCIENCE warrants that its title to and property in CQCS is free and unencumbered and that it has the right power and authority to licence CQCS upon the terms and conditions of this AGREEMENT.

8.2	CYBERSCIENCE agrees to indemnify the LICENSEE against any claim that use of CQCS by the LICENSEE under this AGREEMENT infringes the patent, copyright, registered design or trade mark rights of a third party under Australian law provided that the LICENSEE -

8.2.1	gives CYBERSCIENCE notice of that claim immediately upon becoming aware of it.

8.2.2	gives CYBERSCIENCE the sole conduct of the defence to the claim and does not at any time admit liability or otherwise attempt to settle or compromise the claim, except upon CYBERSCIENCE’s express instructions.

8.2.3	gives CYBERSCIENCE such assistance in conducting the defence as CYBERSCIENCE reasonably requires.

8.3	CYBERSCIENCE agrees to reimburse the LICENSEE’s reasonable out of pocket expenses in giving assistance under clause 8.2.3.

8.4	Where a third party claims that its intellectual property rights have been infringed as mentioned under clause 8.2 or where CYBERSCIENCE reasonably believes that such an infringement has occurred CYBERSCIENCE is entitled to modify CQCS so that it becomes non infringing.

8.5	CYBERSCIENCE warrants that CQCS win perform in accordance with the PUBLISHED SOFTWARE SPECIFICATIONS.

9.	PROPERTY IN AND CONFIDENTIALITY OF CQCS

9.1	CQCS contains confidential copyright information belonging to CYBERSCIENCE. All copyright, trade marks and other intellectual property rights in CQCS are the exclusive property of CYBERSCIENCE.

9.2	The LICENSEE shall keep CQCS confidential and limit access to CQCS to those of its employees, agents and sub-contractors who have either a need to know or who are engaged in the use of CQCS under this AGREEMENT.

9.3	The LICENSEE agrees to keep CQCS in safe custody and take all reasonable steps to prevent the theft or unauthorised use of CQCS and to compensate CYBERSCIENCE for any loss occasioned by theft or unauthorised use of CQCS resulting from a breach of this clause by the LICENSEE.

9.4	The LICENSEE must not change disassemble decompile or reverse engineer the whole or any part of CQCS nor copy nor allow others to copy C CQCS or any part of it except for copies required for normal security backup.

9.5	Without prejudice to me foregoing the LICENSEE must take all other steps as are from time to time necessary to protect the confidential information and intellectual property rights of CYBERSCIENCE in CQCS.

10.	TRADE MARKS

10.1	Both parties acknowledge the ownership of the others trade names and trade marks. Neither party shall use any trade name or trade mark owned by the other party except for the purposes of marketing and only then with the written express permission of the other party. When either parties trade names or trade marks are used for marketing purposes they will be clearly identified and specifically described as trade names or trade marks of the party to which those trade names or trade marks belong and then only with the express permission of the other party.

11.	LICENSEE’S MAINTENANCE OBLIGATIONS

11.1	The LICENSEE undertakes to ensure that the Equipment and the applicable operating system are properly maintained to manufacturer’s recommended standards subject only to retaining compatibility with CQCS releases.

11.2	The LICENSEE undertakes to ensure that persons contacting CYBERSCIENCE for Software Support Services are reasonably competent and properly trained in the operation of CQCS.

12.	LIMITATION OF LIABILITY

12.1	Except as expressly provided to me contrary in this AGREEMENT, all terms conditions, warranties, undertakings, inducements or representations whether express, implied, statutory or otherwise relating to CQCS or to this AGREEMENT, are excluded. Without limiting the generality of the preceding sentence, CYBERSCIENCE shall not be under any liability to the LICENSEE in respect of any loss or damage (including loss of profits, or any type of special, indirect or consequential loss or damage, even if such loss was foreseeable or arose from reliance on results produced by CQCS), however caused. which may be suffered or incurred or which may arise, directly or indirectly, in respect of CQCS or the failure or omission on the part of CYBERSCIENCE to comply with the obligations under this AGREEMENT. CYBERSCIENCE’s entire liability with respect to any representation. statement or tortious act/omission (including, without limitation, negligence) arising under this AGREEMENT shall be limited to damages of a money amount equal to the aggregate of Licence Fees received in respect of that copy of CQCS, if any, from which such liability arises directly.

12.2	Where any act of parliament implies in this agreement any term, condition or warranty, and that act avoids or prohibits provisions in a contract excluding or modifying the application of or exercise of, or liability under such term, condition or warranty, such terms condition or warranty, shall be deemed to be included in this AGREEMENT. However the liability of CYBERSCIENCE for any breach of such term, condition or warranty shall be limited, at the option of CYBERSCIENCE, to any one or more of the following:

(a)	If the breach relates to goods:

(i)	The replacement of the goods or the supply of equivalent goods;

(ii)	The repair of such goods;

(iii)	The payment of the cost of replacing the goods acquiring equivalent goods; or

(iv)	The payment of the cost of having the goods repaired; and

(b)	If the breach relates to services:

(i)	The supplying of the services again; or

(ii)	The payment of the cost of having the services supplied again.

12.3	CYBERSCIENCE shall have no liability to the LICENSEE under the circumstances mentioned in clause 12.1 above unless the LICENSEE serves notice of the same upon CYBERSCIENCE within 30 days of the date it becomes aware of the circumstances giving rise to the event or the date when it ought reasonably to have become 80 aware.

12.4	CYBERSCIENCE shall not be liable for any breach of its obligations under this AGREEMENT resulting from causes beyond its reasonable control including without limitation Act of God, any act or decision of the Federal, State or Local Government, fire, explosion, accidents beyond the control of CYBERSCIENCE, industrial dispute, shortage of materials, war, whether declared or undeclared, or riot.

13.	TERMINATION

13.1	CYBERSCIENCE may terminate this AGREEMENT immediately upon written notice to the LICENSEE

13.1.1	if the LICENSEE fails to pay the Licence Fee due as and when that payment falls due.

13.1.2	if the LICENSEE commits any material breach of any term of this AGREEMENT which, if capable of being remedied, is not remedied within 28 days after notice in writing from CYBERSCIENCE requiring it to do so.

13.1.3	If an individual LICENSEE becomes bankrupt or a company LICENSEE goes into liquidation (other than for the purpose of amalgamation or reconstruction) or has a receiver appointed over all or any part of its assets or business.

13.2.	Termination of this AGREEMENT pursuant to clause 13.1 shall be without prejudice to any other rights or remedies a party may be entitled to under this AGREEMENT or at law and shall not affect any accrued rights or liabilities of either party nor the coming into or continuance in force of any provisions of this AGREEMENT which is expressly or by Implication intended to come into or continue in force on or after the date of termination is effective.

13..3	When this AGREEMENT is terminated the LICENSEE shall immediately return, to CYBERSCIENCE or destroy (as instructed by CYBERSCIENCE) all copies of CQCS and all other property belonging to CYBERSCIENCE including without limitation all documentation in the possession of the LICENSEE relating to CQCS. The LICENSEE shall certify in writing to CYBERSCIENCE that the LICENSEE has complied with this obligation.

13.4	Either party may terminate the Software Support Services by giving 90 days written notice to the other party expiring before any anniversary of TODAY.

14.	NATURE OF AGREEMENT

14.1	Either party may assign this AGREEMENT and the rights and Obligations with the previous written consent of the other which consent shall not be unreasonably withheld.

14.2	This AGREEMENT and the SCHEDULEs represent the entire agreement between the parties in relation to the subject matter of this AGREEMENT and supersede all previous agreements and understandings between the parties whether written or oral.

14.3	Each party acknowledges that in entering into this AGREEMENT, it does not do so on the basis of, and does not rely on, any representation, warranty or other provision except as expressly provided in this AGREEMENT.

14.4	If any provision of this AGREEMENT is held by any Court or other competent authority to be void or unenforceable in whole or in part, this AGREEMENT shall continue to be valid as to the other provisions of it and the remainder of the effected provision.

15.	ARBITRATION AND PROPER LAW

15.1	Any dispute arising out of or in connection with this AGREEMENT which cannot be settled by negotiation between their parties or their representatives within 30 days of occurrence shall be referred to arbitration in Sydney by a single arbitrator appointed at the request of either party by the President for the time being of the Australian Computer Society or, if that Society does pot exist, by the President for the time being of the Institute of Chartered Accountants in Australia and such arbitration shall be conducted in accordance with and subject to the rules of the Institute of Arbitrators in Australia for the conduct of commercial arbitration.

15.2	This AGREEMENT shall be governed by and construed in all respects in accordance with the laws of New South Wales, and each party submits to the jurisdiction of the New South Wales Courts.

16	NOTICES AND SERVICE

16.1	Any notice or other information required or authorised by this AGREEMENT to be given by either party to other party may be given by hand or sent (by registered mail, telex or facsimile transmission) to the other party at the address referred to in clause 16.4.

16.2	Any notice or other information given by hand or registered mail pursuant to clause 16.1 will be deemed given upon receipt and acknowledgement of receipt by an officer or other duly authorised employee, agent or representative of the receiving party.

16.3	Any notice or other information sent by telex upon receipt of answer back, in the case of facsimile transmission shall be deemed to have been duly given upon completion of transmission.

16.4	Service of legal proceedings concerning or arising out of this AGREEMENT shall be effected by causing the same to be delivered to the party to be served at its principal place of business or its registered office, or to such other address as may from time to time be notified in writing by the party concerned.

ACCEPTED BY AUTHORISED SIGNATORY OF CYBERSCIENCE:		ACCEPTED BY AUTHORISED SIGNATORY OF LICENSEE:

SIGNATURE:	/s/ John Giffney	SIGNATURE

NAME:	John Giffney	NAME

TITLE:	General Manager	TITLE:

DATE:		DATE:

CYBERQUERY VAR SCHEDULE

This is the Schedule to the CYBERSCIENCE CQCS SOFTWARE LICENCE AGREEMENT NO. AD128 of which brief particulars are:

Date:	9th August 2002

LICENCEE:	MAYNE HEALTH

DEFINED EXPRESSIONS

SITE Address:	Level 3, 390 St Kilda Road MELBOURNE VIC 3004

EQUIPMENT	CQCS	NO. OF USERS	LICENCE FEE (A$)	SUPPORT FEE(A$)	SUPPORT RENEWAL DATE
1. Sun Enterprise 4000	Cyberquery Runtime	96	$28,493.00	$4,273.95	1st August 2003
Solaris V2.5	Cyberquery Professional & Dictionary Manager	32	$48,877.00	$7,331.55	1st August 2003
	Cyberquery Windows	65-128	$30,966.00	$4,644.90	1st August 2003
	Qdirector	n/a	$7,000.00	$1,050.00	1st August 2003
	Cyberscreen Runtime	32	$19,440.00	$2,916.00	1st June 2003
	Cyberscreen Windows	4	$1,004.00	$150.60	1st June 2003

ACCEPTED BY AUTHORISED SIGNATORY OF CYBERSCIENCE	ACCEPTED BY AUTHORISED SIGNATORY OF VALUE ADDED RESELLER

/s/ [ILLEGIBLE]	/s/ [ILLEGIBLE]
IT Manager - Health

23/08/02	19/8/2002

Annexure C Financial Statements as at 30 June 2002

Attached

AUSTRALIAN HOSPITAL BUSINESS

STATEMENT OF FINANCIAL POSITION

JUNE 2002 (A$)
	State	Debtors		Other CA		Land & Buildings		PP&E		Impairment		Goodwill
HOSPITAL OPERATIONS
Armidale	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Castlecrag	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Christo Rd	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Kareena	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Lady Davidson	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Lingard	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Macarthur	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nepean	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nowra	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nth Gosford	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Orange	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
PMBH	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Port Private	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Prince of Wales	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
St George	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Strathfield	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
The Hills	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Warners Bay	NSW	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

TOTAL NSW		59,048,775		15,654,149		273,429,744		39,664,910		(11,858,257		1,503,332

Belmont	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Caboolture	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Caloundra	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Hillcrest	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
John Flynn Ops	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Logan	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nambour	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Noosa	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
NW Brisbane	QLD	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

	Other NCA		Total Assets		Creditors		Employee Entitlements		OCL		ONCL		Total Liabs		NTA
HOSPITAL OPERATIONS	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Armidale	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Castlecrag	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Christo Rd	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Kareena	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Lady Davidson	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Lingard	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Macarthur	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nepean	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nowra	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nth Gosford	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Orange	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
PMBH	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Port Private	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Prince of Wales	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
St George	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Strathfield	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
The Hills	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Warners Bay

TOTAL NSW	(4,850,555		372,592,098		(24,355,661		(15,958,846		(13,190,372		0		(53,504,878		319,087,220

Belmont	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Caboolture	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Caloundra	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Hillcrest	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
John Flynn Ops	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Logan	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Nambour	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
Noosa	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]
NW Brisbane	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]	[*	]

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Pindara	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]
St Andrews	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Sunnybank	QLD	[*]	[*]	[*]	[*]	[*]	[*]	[*]

TOTAL QLD		34,651,572	7,693,404	195,462,109	18,487,543	(12,954,744	2,779,986	7,883,509

Bayside	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Cotham	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Frances Perry	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
J F Moreland	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Knox	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Masada	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Melbourne	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Mentone	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Mt Waverley	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Ringwood	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Shepparton	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
The Avenue	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VRC - East Melb	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
VRC - North Melb	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Wangaratta	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Warringal	VIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]

TOTAL VIC		52,230,291	8,994,845	197,309,144	25,112,489	0	2,280,668	(703,357

Attadale	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Glengarry	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Joondalup	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Mount	WA	[*]	[*]	[*]	[*]	[*]	[*]	[*]

TOTAL WA		17,018,189	5,882,668	59,704,756	10,711,894	0	0	0

Aust Hospital Operations		162,948,827	38,225,065	725,905,753	93,976,836	(24,813,001	6,563,986	2,329,597

Pindara		[*]	[*]	[*]	[*]	[*]	[*]	[*]
St Andrews		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Sunnybank		[*]	[*]	[*]	[*]	[*]	[*]	[*]

TOTAL QLD		254,003,379	(12,578,585	(5,413,189	(4,382,544	0	(22,374,318	231,629,061

Bayside		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Cotham		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Frances Perry		[*]	[*]	[*]	[*]	[*]	[*]	[*]
J F Moreland		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Knox		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Masada		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Melbourne		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Mentone		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Mt Waverley		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Ringwood		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Shepparton		[*]	[*]	[*]	[*]	[*]	[*]	[*]
The Avenue		[*]	[*]	[*]	[*]	[*]	[*]	[*]
VRC - East Melb		[*]	[*]	[*]	[*]	[*]	[*]	[*]
VRC - North Melb		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Wangaratta		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Warringal		[*]	[*]	[*]	[*]	[*]	[*]	[*]

TOTAL VIC		285,224,080	(21,371,583	(9,059,790	(18,108,378	0	(48,539,751	236,684,329

Attadale		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Glengarry		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Joondalup		[*]	[*]	[*]	[*]	[*]	[*]	[*]
Mount		[*]	[*]	[*]	[*]	[*]	[*]	[*]

TOTAL WA		93,317,506	(8,005,927	(3,602,010	(5,669,611	0	(17,277,548	76,039,958

Aust Hospital Operations		1,005,137,063	(66,311,756	(34,033,834	(41,350,905	0	(141,696,496	863,440,567

Note:

Statement of Finance Position excludes the following balances:

- Shared Services

- Income Tax Balances

- Goodwill

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

Annexure D Commitment Letters

Attached

[LETTER HEAD OF CREDIT SUISSE FIRST BOSTON]

Ironbridge Capital Pty Limited Level 31 88 Phillip Street SYDNEY NSW 2000 Attention: Mr. Neil Broekhuizen	CVC Asia Pacific Limited 40/F Citibank Tower Citibank Plaza 3 Garden Road HONG KONG Attention: Mr. Andrew Cummins

GIC Special Investments 16B Robinson Rd, #37-01 Capital Tower SINGAPORE 068912 Attention: Mr. Eng Chiet Shoong

17th October 2003

Dear sirs

Commitment Letter - A$125 million Subordinated Bridge Facility

Acquisition of Mayne Hospitals Division (“Business”) from Mayne Group Limited by Newco Pty Limited (“Borrower”) which company is to be established by Ironbridge Capital Pty Limited, CVC Asia Pacific Limited and GIC Special Investments (each a “Sponsor” and together, the “Sponsors” or “you”)

In relation to the proposed acquisition by the Borrower of the Business, Credit Suisse First Boston (CSFB), and any other co-underwriters who will later accede to the terms of this letter (each a Co-Underwriter and together, the Co-Underwriters) are pleased to offer, subject to the terms of this letter and the terms and conditions applicable to the Bridge Facility as discussed and substantially agreed, to underwrite a subordinated bridge facility of A$125 million to be made available to the Borrower (Bridge Facility).

1.	Bridge Facility

The Bridge Facility will consist of a commitment to provide a short term bridge facility up to a maximum principal amount of A$125 million.

The Bridge Facility will be made available to the Borrower on and subject to the terms and conditions of final facility documentation, which will be substantially on the terms set out in this letter.

2.	Co-Underwriters’ commitment

The Co-Underwriters agree to underwrite the entire principal amount of the Bridge Facility, subject to the terms of this letter.

3.	Conditions

The commitment of each Co-Underwriter to underwrite the Bridge Facility is subject to the underwriting conditions set out in Part 1 of the Schedule attached to this letter. The obligation of each Co-Underwriter to fund the Bridge Facility is subject to the funding conditions set out in Part II of the Schedule attached to this letter.

4.	Market flex

If, immediately prior to the registration of the Prospectus, the Co-Underwriters anticipate that the net proceeds of the issue of Subordinated Secured Bonds (other than to the Bond Underwriters) will not be sufficient to repay the Bridge Facility such that there is likely to be Shortfall Subordinated Secured Bonds, then the Co-Underwriters in their sole discretion (following consultation with the Borrower and each Sponsor), will be entitled to create an institutional Subordinated Secured Bonds tranche (“Institutional Tranche”) which may involve changing the structure, terms and pricing (with pricing limited to the Underwritten Rate) of the Institutional Tranche to terms and conditions customary for the institutional subordinated and mezzanine debt markets, in order to take up the anticipated shortfall in the Subordinated Secured Bonds issue.

In this paragraph 4:

(a)	“Prospectus”, “Subordinated Secured Bonds”, “Shortfall Subordinated Secured Bonds” and “Underwritten Rate” have the same meaning as in the Underwriting Agreement;

(b)	“Bond Underwriters” means the “Underwriters” under the Underwriting Agreement;

(c)	“Underwriting Agreement” means the “Underwriting Agreement relating to an issue of Subordinated Secured Bonds” between CSFB, each other party who is a party to that agreement as an “Underwriter”, the Borrower and the Sponsors.

5.	Syndication

The Co-Underwriters may, in consultation with the Borrower, syndicate the Bridge Facility to a group of domestic and international financial institutions. The Co-Underwriters intend to conclude this syndication within 6 months of the Completion Date and must use all reasonable endeavours to do so.

The Borrower and each Sponsor agrees to use reasonable efforts to co-operate with the Co-Underwriters in effecting the syndication of the Bridge Facility and to provide all assistance reasonably required by the Co-Underwriters to achieve a successful syndication. In particular, the Borrower and each Sponsor will, upon being given reasonable notice, participate in presentations to, or meetings with, or site visits by potential syndicate members if requested by the Co-Underwriters.

The Borrower and each Sponsor severally authorise the Co-Underwriters to prepare an information memorandum containing financial and other information regarding the Borrower, the Sponsors and the Business which the Co-Underwriters may provide to potential syndicate members on a confidential basis for the purposes of assisting the syndication process. Subject to any confidentiality obligations, the Borrower and each Sponsor will provide any information, confirmations or comments required by the Co-Underwriters (having regard to the information content which a financial institution and its advisers would require in order to makle an informed assessment of whether or not to participate in the Bridge Facility) for the purposes of compiling the information memorandum promptly on request by the Co-Underwriters (including the provision of an audited financial model suitable for the syndication market). The Borrower will review and take full responsibility (to the exclusion of the Co-Underwriters and their advisers) for the truth, accuracy and completeness of the information memorandum except in respect of statements in the Information Memorandum which are based wholly or substantially on information provided by the Co-Underwriters. The Co-Underwriters will only include any information or projections in the information memorandum, if the Borrower or each Sponsor has given its prior written consent to the inclusion of that information or those projections, such consent not to be unreasonably withheld or delayed.

6.	Expenses

The Borrower (failing whom, the Sponsors) must reimburse the Co-Underwriters for all reasonable out of pocket costs and expenses paid or payable in respect of this letter and each Transaction Document (including, but not limited to, fees for legal counsel and consultants in all relevant jurisdictions) except that the Borrower (failing whom, the Sponsors) shall only be obliged to reimburse travel costs, printing, telecommunications, stamp duties, and other out of pocket expenses and all taxes thereon including goods and services tax in accordance with paragraph 8) associated with undertaking due diligence in respect of the Business, negotiation, establishment, execution, syndication, documentation and operation of the Bridge Facility, regardless of whether the Acquisition Agreement is executed or not or the acquisition of the Business is completed, up to a maximum amount of A$100,000. The Co-Underwriters agree to provide the Borrower and Sponsors with a pre-agreed estimate of fees for its legal counsel.

7.	Fees

The Borrower (failing whom, the Sponsors) shall pay to the Co-Underwriters the underwriting fees for the Bridge Facility specified in the fee letter from the Co-Underwriters to the Sponsors dated on or about the date of this letter.

The obligations of the Borrower and each Sponsor under this letter including all obligations to pay all fees to the Co-Underwriters and reimburse them for their expenses, and all obligations under the indemnity, shall be joint and several.

8.	GST

(a)	Any amount payable to any Co-Underwriter (in any capacity) under or in connection with this letter or any fee letter is exclusive of GST. Unless otherwise agreed in writing, in addition to any amount payable to any Co-Underwriter, the Borrower (failing whom, the Sponsors) must pay to the Co-Underwriter an amount equal to any GST payable on any Taxable Supply by the Co-Underwriter (in any capacity) under or in connection with this letter, any fee letter including:

(i)	any GST payable on any fees payable to a Co-Underwriter (in any capacity), and

(ii)	any GST arising from the reimbursement by the Borrower (or each Sponsor) of an expense incurred by a Co-Underwriter (in any capacity).

The Borrower (failing whom, the Sponsors) must make that payment at the same time and in the same manner as it pays or provides the consideration for the Taxable Supply to which it relates.

Within 28 days of receiving an amount payable under this paragraph 8(a), the Co-Underwriter must provide a Tax Invoice in respect of the supply to which the amount relates.

(b)

The Borrower (failing whom, the Sponsors) must also reimburse the Co-Underwriters for any GST charged to it on any cost or expense incurred directly in connection with syndicating or refinancing the Bridge Facility, including GST charged on any underwriting and/or participation fees payable by the Co-Underwriters to any third party. The Borrower or the Sponsors shall only be obliged to reimburse the Co-Underwriters to the extent that they are not entitled to an Input Tax Credit on those amounts. The Co-Underwriters must use their best endeavours to maximise its input tax credit entitlement to the extent that it is entitled to do so under the GST law.

(c)	Words or expressions used in this paragraph 8 that are defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) have the same meaning in this clause.

9.	Indemnity

The Borrower and each Sponsor severally indemnify the Co-Underwriters on the terms set out in the Schedule of this letter.

The Borrower and each Sponsor must, if required by the Co-Underwriters, enter into an indemnity substantially in the same terms as above in favour of any person who becomes a lender, Co-Underwriter or counterparty under any Hedging Agreement.

10.	Confidentiality

The Borrower and each Sponsor agree that, prior to its acceptance of the terms of this letter, neither the existence of this letter, nor any of their contents, shall be disclosed to any other person (including any competitor of any Co-Underwriter) except:

(a)	as approved in writing by the Co-Underwriters; or

(b)	following written notice to the Co-Underwriters setting out the reasons for any such disclosure (if permitted and if there is sufficient time to notify the Co-Underwriters without breach of law or judicial or administrative decision or directive), to the extent that disclosure is required in judicial or administrative proceedings or otherwise by law.

The Co-Underwriters agree not to disclose any confidential information about the Sponsors, the Borrower or the Business unless:

(a)	they are compelled or required by law, any securities exchange or any Government Agency to do so;

(b)	they have the consent of the Borrower and the Sponsors and they have received a satisfactory confidentiality undertaking from such person (as approved by the Sponsor or the Borrower, as the case may be); or

(c)	such information is already in the public domain.

11.	Publicity

(a)	Each Co-Underwriter undertakes that it will not, without the prior approval of the Borrower, make or publish any public announcement, statement or document concerning the acquisition by the Borrower of the Business.

(b)	Each of the Borrower and the Sponsors agree that each Co-Underwriter has the right following the Completion Date to place advertisements in newspapers and other journals, or otherwise publicise its role with respect to the acquisition of the Business (subject to each Sponsor, in its absolute discretion, approving any proposed advertisement).

(c)	Each of the Borrower and the Sponsors undertake that it will not, without the prior approval of each Co-Underwriter, use the name or logo of that Co-Underwriter in any public announcement, statement, media release or document concerning the acquisition of the Business.

12.	Termination

This letter will, unless the parties otherwise agree, terminate on the earliest to occur of:

(a)	the Borrower or the Sponsors terminating its interest in acquiring the Business and notifying the Co-Underwriters in writing accordingly (which it must do promptly after that termination);

(b)	the Borrower or the Sponsors being unsuccessful in its bid for the Business;

(c)	the Borrower or the Sponsors notifying the Co-Underwriters of its decision not to bid for the Business (which it must do promptly after making that decision);

(d)	any material breach of this letter, which is not cured within 30 days of notice then, immediately on notice of termination being given by the party which is not in breach; and

(e)	30th November 2003.

The reimbursement, indemnification and confidentiality provisions contained herein and in the fees and expenses letter shall remain in full force and effect regardless of whether definitive financing documentation is executed and delivered and notwithstanding the termination of this letter or the Co-Underwriters’ commitments hereunder.

13.	Exclusivity

The Co-Underwriters are engaged as exclusive co-arrangers and co-underwriters of the Bridge Facility, provided that such exclusivity shall cease in the event that the Co-Underwriters notify the Borrower in writing that the Co-Underwriters are unable to proceed with that financing because any of the conditions set out in this letter have not been or will not (in their reasonable opinion) be satisfied.

The Co-Underwriters agree in good faith (but without being under any liability of any nature to the Borrower or the Sponsors in relation to such good faith agreement) to notify the Borrower and the Sponsors as soon as the Co-Underwriters become aware that any such condition has not been and will not (in their reasonable opinion) be satisfied. Upon acceptance of this offer, the Co-Underwriters undertake to act exclusively for the Sponsors and the Borrower in relation to this bid.

The Borrower and the Sponsors agree and acknowledge that the Co-Underwriters may be required to disclose to such parties the existence of the arrangements hereunder and, subject to obtaining a satisfactory confidentiality undertaking from such person (as approved by the Borrower and the Sponsors) consent to their doing so.

14.	Acceptance and Expiry

If the foregoing correctly sets out our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this letter shall become a binding agreement between us.

Unless the Co-Underwriters agree in writing otherwise, the offer set out in this letter remains open for acceptance until 14 days from the date of this letter.

15.	Jurisdiction

This letter shall be governed by, and construed in accordance with, the laws of Victoria, and the parties hereto agree to submit to the non-exclusive jurisdiction of the courts of or exercising jurisdiction in Victoria and any courts that hear appeals from them. Each Sponsor which is incorporated outside Australia shall appoint Minter Ellison in Australia as its agent in Australia to receive process with respect to any proceedings in such courts.

16.	References to the Borrower

The parties acknowledge that the Sponsors have not yet incorporated the Borrower. Each Sponsor severally agrees that it is bound by this letter as if it were the Borrower until such time as the Borrower has been incorporated and the Borrower has bound itself to this letter. After completion has occurred, each Sponsor will cease to be bound by this letter and the indemnity in the Schedule as Borrower but continue to be bound as each Sponsor, except in relation to paragraphs 6, 7, 8 and 9 in respect of which the Sponsors shall have no liability in respect of events occuring before or after completion. Nothing in this paragraph prejudices any rights which the Co-Underwriters may have to take any action against the Sponsors prior to completion.

Yours faithfully

Credit Suisse First Boston

/s/ Michael Tierney	/s/ Lyndon Hsu
Michael Tierney Director Corporate & Investment Banking	Lyndon Hsu Vice President Corporate & Investment Banking

We accept the terms of this letter of which this is a duplicate.

SIGNED for Ironbridge Capital Pty Limited under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CVC Asia Pacific Limited under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for GIC Special Investments under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SCHEDULE

Indemnity

1.	In the event that any Co-Underwriter (the “Indemnified Party”) becomes involved in any capacity in any action, proceeding, or investigation brought by or against any person, including stockholders or shareholders of the Borrower or any Sponsor arising out of, in connection with or as a result of either its engagement or any matter referred to in this Letter, the Borrower will reimburse the Indemnified Party for its reasonable legal (on a full indemnity basis) and other expenses (including the cost of any investigation and preparation) arising out of or incurred in connection therewith, except to the extent that the relevant expenses result from the fraud, wilful misconduct or negligence of the Indemnified Party in performing the services that are the subject of this Letter. The Borrower also agrees to co-operate with the Indemnified Party and to give, so far as it is able to procure the giving of, all such information and render all such assistance to such Indemnified Party as it may reasonably request in connection with any action, proceeding or investigation and not to take any action which might reasonably be expected to prejudice the position of the Indemnified Party in relation to any such action, proceeding or investigation.

2.	The Borrower will also as a separate obligation, indemnify and hold the Indemnified Party harmless against any and all losses, claims, damages or liabilities (including close out, break and funding costs and losses) to any person in connection with or as a result of either its engagement or any matter referred to in this Letter where the action or omission of the Indemnified Party that caused the loss, damage or liability was consistent with market practices associated with a debt underwriting and arose out of or in relation to or in connection with:

(a)	any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final offering materials or any information memorandum approved by the Borrower (including, without limitation, any preliminary summary of the Bridge Facility prepared by the Co-Underwriters and approved by the Borrower or any Sponsor or any filings with or submissions to any governmental or self regulatory authority or agency or securities exchange) or caused by an omission (or alleged omission) to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, except to the extent that any such loss, claim, damage or liability results from the fraud, wilful misconduct or negligence of the Indemnified Party in performing the services that are the subject of this Letter, or

(b)	any breach by the Borrower or any Sponsor of the terms of this Letter.

3.	If for any reason the foregoing indemnification is unavailable at law or equity to the Indemnified Party or insufficient at law or equity to hold it harmless, then the Borrower shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic benefits to the Borrower on the one hand and the Indemnified Party on the other hand in the matters contemplated by this Letter as well as the relative fault of the Borrower on the one hand and the Indemnified Party on the other hand with respect to such loss, claim, damage or liability and any other relevant equitable considerations.

4.	The Borrower and each Sponsor each agree with the Co-Underwriters and all other persons referred to below that:

(a)	the reimbursement, indemnity and contribution obligations of the Borrower under this schedule will be in addition to any liability which the Borrower may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Co-Underwriters and the partners, directors, officers, agents, advisers, employees and controlling persons (if any), as the case may be, of the Co-Underwriters and any such affiliates (each such related person or affiliate, a Protected Person) and shall be binding on and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrower, the Co-Underwriters and any Protected Person;

(b)	to the extent that a Protected Person cannot directly enforce this clause for its benefit, the Borrower and the Sponsors each agree that the Co-Underwriters hold the benefit of this clause on trust for each Protected Person and may enforce it against the Borrower on behalf of that Protected Person.

[LETTER HEAD OF CREDIT SUISSE FIRST BOSTON]

Ironbridge Capital Pty Limited Level 31 88 Phillip Street SYDNEY NSW 2000 Attention: Mr. Neil Broekhuizen	CVC Asia Pacific Limited 40/F Citibank Tower Citibank Plaza 3 Garden Road HONG KONG Attention: Mr. Andrew Cummins

GIC Special Investments 168 Robinson Rd, #37-01 Capital Tower SINGAPORE 068912 Attention: Mr. Eng Chiet Shoong

17th October 2003

Dear sirs

Commitment Letter - A$628 million Senior Credit Facilities

Acquisition of Mayne Hospitals Division (“Business”) from Mayne Group Limited by Newco Pty Limited (“Borrower”) which company is to be established by Ironbridge Capital Pty Limited, CVC Asia Pacific Limited and GIC Special Investments (each a “Sponsor” and together, the “Sponsors” or “you”)

In relation to the proposed acquisition by the Borrower of the Business, Credit Suisse First Boston (CSFB) and any other co-underwriters who will later accede to the terms of this letter (each a Co-Underwriter and together, the Co-Underwriters), are pleased to offer, subject to the terms of this letter and the terms and conditions applicable to the Senior Facilities as discussed and substantially agreed, to underwrite the senior secured credit facilities (Senior Facilities) of A$628 million to be made available to the Borrower.

1.	Senior Facilities

The Senior Facilities will consist of:

(a)	Term Loan A up to a maximum principal amount of A$241.2 million and a term not exceeding 5 years;*

(b)	Term Loan B up to a maximum principal amount of A$361.8 million and a term not exceeding 6 years; and

(c)	a revolving credit facility (Revolver) up to a maximum principal amount of A$25 million and a term not exceeding 6 years.

*	If the retail notes (i.e. the Subordinated Debt) are oversubscribed before drawdown and the Borrower elects to accept those over-subscriptions and allot additional retail notes, the amount of Tranche A will be reduced by the amount of the over-subscription, up to a maximum of A$[TBD] million.

The Senior Facilities will be made available to the Borrower on and subject to the terms and conditions of final facility documentation, which will be substantially on the terms set out in this letter.

2.	Conditions

The commitment of each Co-Underwriter to underwrite the Senior Facilities is subject to the underwriting conditions set out in Part 1 of the Schedule attached to this letter. The obligation of each Co-Underwriter to fund the Senior Facilities is subject to the funding conditions set out in Part II of the Schedule attached to this letter.

3.	Market flex

The Co-Underwriters in their sole discretion (following consultation with the Borrower and each Sponsor) will be entitled to change the structure, terms and pricing of the Senior Facilities (and the amount of the Senior Facilities, with the consent of the Borrower) if the Co-Underwriters are unable to achieve their respective required final hold levels of A$50 million on the basis of the agreed structure, terms and pricing of the Senior Facilities (after having used all reasonable endeavours to achieve a successful syndication of the Senior Facilities) and if the Co-Underwriters determine that such changes are required to ensure successful syndication of the Senior Facilities within 18 months of completion of the acquisition, within parameters agreed from time to time, as long as:

(a)	any increase in pricing is limited to 1.00% which may be applied to the margin (on a per annum basis) or the Underwriting Fee (as a flat fee);

(b)	there is no change to the amortisation schedule for the Senior Facilities (including to the cash sweep) (excluding any requirement to resize senior debt amortisation in respect of the inclusion or exclusion of hospital project financings); and

(c)	changes to the term of the Senior Facilities is limited to Term Loan B only, and only to the extent of reducing its term to no less than 5.5 years.

4.	Other debt raising

From the date of this letter until the earlier of:

(a)	six months after the Completion Date, and

(b)	the date that the Co-Underwriters notify the Borrower in writing that the syndication of the Senior Facilities is complete,

no other credit facilities or debt obligations of any Group Member which, in any Co-Underwriters’ opinion, are sourced from the same debt or syndications markets as that targeted by the Co-Underwriters in respect of the Senior Facilities will be mandated or placed without the Co-Underwriters’ prior written consent, other than the Subordinated Debt contemplated by commitment letter in respect of that Subordinated Debt of even date.

5.	Syndication

The Co-Underwriters will, in consultation with the Borrower, syndicate the Senior Facilities to a group of domestic and international financial institutions (including the offshore offices of such institutions). The Co-Underwriters intend to conclude this syndication within 6 months of the Completion Date and must use all reasonable endeavours to do so.

The Borrower and each Sponsor agrees to use reasonable efforts to co-operate with the Co-Underwriters in effecting the syndication of the Senior Facilities and to provide all assistance reasonably required by the Co-Underwriters to achieve a successful syndication. In particular, the Borrower and the Sponsors will, upon being given reasonable notice, participate in presentations to, or meetings with, or site visits by potential syndicate members if requested by the Co-Underwriters.

The Borrower and each Sponsor severally authorise the Co-Underwriters to prepare an information memorandum containing financial and other information regarding the Borrower, the Sponsors and the Business which the Co-Underwriters may provide to potential syndicate members on a confidential basis for the purposes of assisting the syndication process. Subject to any confidentiality obligations, the Borrower and each Sponsor will provide any information, confirmations or comments required by the Co-Underwriters (having regard to the information content which a financial institution and its advisers would require in order to make an informed assessment of whether or not to participate in the Senior Facilities) for the purposes of compiling the information memorandum promptly on request by the Co-Underwriters (including the provision of an audited financial model suitable for the syndication market). The Borrower will review and take full responsibility (to the exclusion of the Co-Underwriters and their advisers) for the truth, accuracy and completeness of the information memorandum, except in respect of statements in the Information Memorandum which are based wholly or substantially on information provided by the Co-Underwriters. The Co-Underwriters will only include any information or projections in the information memorandum, if the Borrower or each Sponsor has given its prior written consent to the inclusion of that information or those projections, such consent not to be unreasonably withheld or delayed.

6.	Expenses

The Borrower (failing whom, the Sponsors) must reimburse the Co-Underwriters for all reasonable out of pocket costs and expenses paid or payable in respect of this letter and each Transaction Document (including, but not limited to, fees for legal counsel and consultants in all relevant jurisdictions) except that the Borrower (failing whom, the Sponsors) shall only be obliged to reimburse travel costs, printing, telecommunications, stamp duties, and other out of pocket expenses and all taxes thereon including goods and services tax in accordance with paragraph 9) associated with undertaking due diligence in respect of the Business, negotiation, establishment, execution, syndication, documentation and operation of the Senior Facilities, regardless of whether the Acquisition Agreement is executed or not or the acquisition of the Business is completed, up to a maximum amount of A$100,000. The Co-Underwriters agree to provide the Borrower and the Sponsors with a pre-agreed estimate of fees for its legal counsel.

7.	Fees

The Borrower (failing whom, the Sponsors) shall pay to the Co-Underwriters the underwriting fees specified in the fee letter from the Co-underwriters to the Sponsors dated on or about the date of this letter.

The obligations of the Borrower and each Sponsor under this letter including all obligations to pay all fees to the Co-Underwriters and reimburse them for their expenses, and all obligations under the indemnity, shall be joint and several.

8.	GST

(a)	Any amount payable to any Co-Underwriter (in any capacity) under or in connection with this letter or any fee letter is exclusive of GST. Unless otherwise agreed in writing, in addition to any amount payable to any Co-Underwriter, the Borrower (failing whom, the Sponsors) must pay to the Co-Underwriter an amount equal to any GST payable on any Taxable Supply by that Co-Underwriter (in any capacity) under or in connection with this letter or any fee letter including:

(i)	any GST payable on any fees payable to a Co-Underwriter (in any capacity), and

(ii)	any GST arising from the reimbursement by the Borrower (or each Sponsor) of an expense incurred by a Co-Underwriter (in any capacity).

The Borrower (failing whom, the Sponsors) must make that payment at the same time and in the same manner as it pays or provides the consideration for the Taxable Supply to which it relates.

Within 28 days of receiving an amount payable under this paragraph 9(a), the Co-Underwriter must provide a Tax Invoice in respect of the supply to which the amount relates.

(b)	The Borrower (failing whom, the Sponsors) must also reimburse the Co-Underwriters for any GST charged to it on any costs or expenses incurred directly in connection with syndicating the Senior Facilities, including GST charged on any underwriting and/or participation fees payable by the Co-Underwriters to any third party. The Borrower or the Sponsors shall only be obliged to reimburse the Co-Underwriters to the extent that they are not entitled to an Input Tax Credit on those amounts. The Co-Underwriters must use their best endeavours to maximise its input tax credit entitlement to the extent to that it is entitled to do so under the GST law.

(c)	Words or expressions used in this paragraph 9 that are defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) have the same meaning in this clause.

9.	Indemnity

The Borrower and each Sponsor severally indemnify the Co-Underwriters on the terms set out in the Schedule of this letter.

The Borrower and each Sponsor must, if required by the Co-Underwriters, enter into an indemnity substantially in the same terms as above in favour of any person who becomes a lender, Co-Underwriter or counterparty under any Hedging Agreement.

10.	Confidentiality

The Borrower and each Sponsor agrees that, prior to its acceptance of the terms of this letter, neither the existence of this letter nor any of its contents, may be disclosed to any other person (including any competitor of any Co-Underwriter) except:

(a)	as approved in writing by the Co-Underwriters; or

(b)	following written notice to the Co-Underwriters setting out the reasons for any such disclosure (if permitted and if there is sufficient time to notify the Co-Underwriters without breach of law or judicial or administrative decision or directive), to the extent that disclosure is required in judicial or administrative proceedings or otherwise by law.

The Co-Underwriters agree not to disclose any confidential information about the Sponsors, the Borrower or the Business unless:

(a)	they are compelled or required by law, any securities exchange or any Government Agency to do so;

(b)	they have the consent of the Borrower and the Sponsors and they have received a satisfactory confidentiality undertaking from such person (as approved by the Sponsor or the Borrower, as the case may be); or

(c)	such information is already in the public domain.

11.	Publicity

(a)	Each Co-Underwriter undertakes that it will not, without the prior approval of the Borrower, make or publish any public announcement, statement or document concerning the acquisition by the Borrower of the Business.

(b)	Each of the Borrower and the Sponsors agrees that each Co-Underwriter has the right following the Completion Date to place advertisements in newspapers and other journals, or otherwise publicise its role with respect to the acquisition of the Business (subject to each Sponsor, in its absolute discretion, approving any proposed advertisement).

(c)	Each of the Borrower and the Sponsors undertakes that it will not, without the prior approval of each Co-Underwriter, use the name or logo of that Co-Underwriter in any public announcement, statement, media release or document concerning the acquisition of the Business.

12.	Termination

This letter will, unless the parties otherwise agree, terminate on the earliest to occur of:

(a)	the Borrower or the Sponsors terminating its interest in acquiring the Business and notifying the Co-Underwriters in writing accordingly (which it must do promptly after that termination);

(b)	the Borrower or the Sponsors being unsuccessful in its bid for the Business;

(c)	the Borrower or the Sponsors notifying the Co-Underwriters of its decision not to bid for the Business (which it must do promptly after making that decision);

(d)	any material breach of this letter, which is not cured within 30 days of notice, then immediately on notice of termination being given by the party which is not in breach; and

(e)	30th November 2003.

The reimbursement, indemnification and confidentiality provisions contained herein and in the fees and expenses letter shall remain in full force and effect regardless of whether definitive financing documentation is executed and delivered and notwithstanding the termination of this letter or the Co-Underwriters’ commitments hereunder.

13.	Exclusivity

The Co-Underwriters are engaged as exclusive co-arrangers and co-underwriters of the Senior Facilities, provided that such exclusivity shall cease in the event that the Co-Underwriters notify the Borrower in writing that the Co-Underwriters are unable to proceed with that financing because any of the conditions set out in this letter have not been or will not (in their reasonable opinion) be satisfied.

The Co-Underwriters agree in good faith (but without being under any liability of any nature to the Borrower or the Sponsors in relation to such good faith agreement) to notify the Borrower and the Sponsors as soon as the Co-Underwriters become aware that any such condition has not been and will not (in their reasonable opinion) be satisfied. Upon acceptance of this offer, the Co-Underwriters undertake to act exclusively for the Sponsors and the Borrower in relation to this bid.

The Borrower and the Sponsors agree and acknowledge that the Co-Underwriters may be required to disclose to such parties the existence of the arrangements hereunder and, subject to obtaining a satisfactory confidentiality undertaking from such person (as approved by the Borrower and the Sponsors) consent to their doing so.

14.	Acceptance and Expiry

If the foregoing correctly sets out our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this letter shall become a binding agreement between us.

Unless the Co-Underwriters agree in writing otherwise, the offer set out in this letter remains open for acceptance until 14 days from the date of this letter.

15.	Jurisdiction

This letter shall be governed by, and construed in accordance with, the laws of Victoria, and the parties hereto agree to submit to the non-exclusive jurisdiction of the courts of or exercising jurisdiction in Victoria and any courts that hear appeals from them. Each Sponsor which is incorporated outside Australia shall appoint Minter Ellison in Australia as its agent in Australia to receive process with respect to any proceedings in such courts.

16.	References to the Borrower

The parties acknowledge that the Sponsors have not yet incorporated the Borrower. Each Sponsor severally agrees that it is bound by this letter as if it were the Borrower until such time as the Borrower has been incorporated and the Borrower has bound itself to this letter. After completion has occurred, each Sponsor will cease to be bound by this letter and the indemnity in the Schedule as Borrower but continue to be bound as each Sponsor, except in relation to paragraphs 6, 7, 8 and 9 in respect of which the Sponsors shall have no liability in respect of events occuring before or after completion. Nothing in this paragraph prejudices any rights which the Co-Underwriters may have to take any action against the Sponsors prior to completion.

Yours faithfully

Credit Suisse First Boston

/s/ Michael Tierney	/s/ Lyndon Hsu
Michael Tierney	Lyndon Hsu
Director	Vice President
Corporate & Investment Banking	Corporate & Investment Banking

We accept the terms of this letter of which this is a duplicate.

SIGNED for Ironbridge Capital Pty Limited under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for CVC Asia Pacific Limited under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SIGNED for GIC Special Investments under power of attorney in the presence of:
Signature of attorney

Signature of witness	Name

Name	Date of power of attorney

SCHEDULE

Indemnity

1.	In the event that any Co-Underwriter (the “indemnified Party”) becomes involved in any capacity in any action, proceeding, or investigation brought by or against any person, including stockholders or shareholders of the Borrower or any Sponsor arising out of, in connection with or as a result of either its engagement or any matter referred to in this Letter, the Borrower will reimburse the Indemnified Party for its reasonable legal (on a full indemnity basis) and other expenses (including the cost of any investigation and preparation) arising out of or incurred in connection therewith, except to the extent that the relevant expenses result from the fraud, wilful misconduct or negligence of the Indemnified Party in performing the services that are the subject of this Letter. The Borrower also agrees to co-operate with the Indemnified Party and to give, so far as it is able to procure the giving of, all such information and render all such assistance to such Indemnified Party as it may reasonably request in connection with any action, proceeding or investigation and not to take any action which might reasonably be expected to prejudice the position of the Indemnified Party in relation to any such action, proceeding or investigation.

2.	The Borrower will also as a separate obligation, indemnify and hold the Indemnified Party harmless against any and all losses, claims, damages or liabilities (including close out, break and funding costs and losses) to any person in connection with or as a result of either its engagement or any matter referred to in this Letter where the action or omission of the Indemnified Party that caused the loss, damage or liability was consistent with market practices associated with a debt underwriting and arose out of or in relation to or in connection with:

(a)	any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final offering materials or any information memorandum approved by the Borrower (including, without limitation, any preliminary summary of the Senior Facilities prepared by the Co-Underwriters and approved by the Borrower or any Sponsor or any filings with or submissions to any governmental or self regulatory authority or agency or securities exchange) or caused by an omission (or alleged omission) to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, except to the extent that any such loss, claim, damage or liability results from the fraud, wilful misconduct or negligence of the Indemnified Party in performing the services that are the subject of this Letter; or

(b)	any breach by the Borrower or any Sponsor of the terms of this Letter.

3.	If for any reason the foregoing indemnification is unavailable at law or equity to the Indemnified Party or insufficient at law or equity to hold it harmless, then the Borrower shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic benefits to the Borrower on the one hand and the Indemnified Party on the other hand in the matters contemplated by this Letter as well as the relative fault of the Borrower on the one hand and the Indemnified Party on the other hand with respect to such loss, claim, damage or liability and any other relevant equitable considerations.

4.	The Borrower and each Sponsor each agree with the Co-Underwriters and all other persons referred to below that:

(a)

the reimbursement, indemnity and contribution obligations of the Borrower under this schedule will be in addition to any liability which the Borrower may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Co-Underwriters and the partners, directors, officers, agents, advisers, employees and controlling persons (if any), as the case may be, of the Co-Underwriters and any such affiliates (each such related person or affiliate, a Protected Person) and shall be binding on and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrower, the Co-Underwriters and any Protected Person;

(b)	to the extent that a Protected Person cannot directly enforce this clause for its benefit, the Borrower and each Sponsor agrees that the Co-Underwriters hold the benefit of this clause on trust for each Protected Person and may enforce it against the Borrower on behalf of that Protected Person.

Schedule 2

Conditions

Part I – Underwriting conditions

(a)	(No material adverse change) There not having occurred nor becoming known to the Co-Underwriters prior to the termination of the underwritten commitment any material adverse change in the business, financial or trading position, assets or liabilities, profitability or prospects of: the Business after 30 June 2003 (taken as a whole), or the value of the mortgaged property or the ability of the group taken as a whole to perform its obligations under the Transaction Documents.

(b)	(Force majeure) There not having occurred, between the date of this letter and the completion date:

(i)	an outbreak of hostilities (whether war is declared or not) involving any one or more of Australia, the United States of America or the United Kingdom;

(ii)	a significant act of terrorism or insurrection or a national emergency (whether in fact or law) in any one or more of Australia, the United States of America or the United Kingdom; or

(iii)	any banking moratorium declared by the United States, New York or Australian authorities or any general suspension of payments in respect of banks in Australia or the United States,

which, in the reasonable opinion of the Co-Underwriters, is likely to materially adversely affect the syndication of the debt used to finance the acquisition of the Business.

(c)	(Satisfactory documentation)

(i)	The execution and, where applicable, delivery of the Acquisition Agreement and the Shared Services Agreement, each in the form of the latest draft submitted by the Sponsors to the vendors which was also issued to the Co-Underwriters on the date of the commitment letter, and all related acquisition documentation;

(ii)	The execution and, where applicable, delivery of all constitutions, shareholder agreements, management agreements and other arrangements applicable to the management of the Business, in a form satisfactory to the Co-Underwriters;

(iii)	each document (a “Finance Document”) which the Co-Underwriters require to be entered into as part of the provision of the funding referred to in the commitment letter, as well as any subordinated debt.

(d)	(No misrepresentation):

(i)	All written information provided by, or on behalf of, the Borrower and each Sponsor to the Co-Underwriters being true in all material respects as at the date provided;

(ii)	all projections provided by, or on behalf of, the Borrower and each Sponsor to the Co-Underwriters are based on reasonable assumptions as at the date provided; and

(iii)	neither that information nor those projections being misleading by omission or otherwise in any respect which would materially adversely affect the decision of a prudent financial institution to participate in the Senior Facilities.

(e)	(Illegality) There is no change in any applicable law or regulation between the date of this letter and the completion date which prohibits any of the Co-Underwriters from underwriting the funding used to finance the acquisition of the business and which cannot be reasonably avoided or overcome by the Co-Underwriters;

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Part II – Conditions precedent to senior facilities and bridge facility

Conditions to be satisfied prior to the first drawdown as are customary for senior and bridge finance facilities in the leveraged finance market:

(a)	(verification and solvency certificates) A directors’ certificate in the form required by the Co-Underwriters pertaining to the usual matters and including a statement of solvency and attaching all constitutional documents and any required trust deeds and powers of attorney.

(b)	(registration of Securities) All securities to be executed and in registrable form (where required) and all secured property to be free from all prior security interests.

(c)	(stamping) (If applicable) all securities and other documents executed in connection with the acquisition to have been stamped or held by legal counsel for the Lenders (with funds for stamp duty) to attend to stamping.

(d)	(Finance Documents and Equity Documents) Duly executed counterparts of:

(i)	each Finance Document in form and substance reasonably acceptable to the Co-Underwriters;

(ii)	the Acquisition Agreements in the form of the latest draft submitted by the Sponsors to the vendors which was also issued to the Co-Underwriters on the date of the commitment letter; and

(iii)	all constitutions, shareholder agreements, management agreements, contracts with senior management, shareholder and intercompany loan agreements and other arrangements applicable to the management of the Business, in form and substance reasonably acceptable to the Co-Underwriters.

(the “Transaction Documents”)

(e)	(Material Document) A certified copy or original of each of the following, executed and delivered to the finance parties:

(i)	Shared Services Agreement in the form of the latest draft submitted by the Sponsors to the vendors which was also issued to the Co-Underwriters on the date of the commitment letter; and

(ii)	Leases.

(f)	(Completion of acquisition) confirmation that completion will occur on the first drawdown date, the Acquisition Agreement has not been amended or varied in a material way and all conditions precedent to the Acquisition Agreement have been satisfied or waived to the satisfaction of the Co-Underwriters.

(g)	(legal opinions) Legal opinions in form and substance satisfactory to the Facility Agent addressed to the Security Agent, the Facility Agent and the Lenders from Baker & McKenzie and Minter Ellison.

(h)	(mortgaged property) Confirmatory corporate, intellectual property and title searches to be conducted on the relevant registers in respect of the property that is to be subject to the relevant securities.

(i)	(insurances)

(i)	Certificates of currency from AON for all required insurance policies (and in so far as insurance relates to medical malpractice insurance only reinsurance policies will be required) noting the interest of the Security Agent.

(ii)	The vendor warrants to the borrower at completion that it has at all relevant times been insured in connection with the Business in Australia to a prudent level taking into account the nature of the assets and liabilities of the Business in Australia

(j)	(fees and expenses) Payment of all fees and expenses payable by the Borrower to the Arrangers, Co-Underwriters, Facility Agent, the Security Agent and the Lenders.

(k)	(Authorisations) Certified copies of FIRB approval and corporate authorisations for all group companies, in connection with the acquisition and (as a condition to drawdown to fund the purchase of the Indonesian assets only) BKPM and any other necessary Indonesian Regulatory approvals.,

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(l)	(Consents) Certified copies of all required waivers, consents, licences and approvals to be obtained under any Acquisition Agreement or authorisation binding on or issued to the Group, in connection with the acquisition and handed over to the Borrower on completion.

(m)	(Title documents) All share certificates (other than in respect of the shares acquired, in respect of which copies of executed transfers will be provided) and other title documents or certificates with respect to the real property or shareholdings of the group.

(n)	(Material Adverse Change) A directors’ certificate of the Borrower stating that there has not occurred, or become known to any group member or the Sponsors prior to completion, any material adverse change in the business, financial or trading position, assets or liabilities, profitability or prospects of the Business after 30 June 2003 (taken as a whole), the value of the mortgaged property, or the ability of the group taken as a whole to perform its obligations under the Transaction Documents.

(o)	((intellectual property) Copies of all transfer forms provided to the Group on completion to transfer legal and beneficial ownership of all trademarks, licences and other intellectual property to it.

(p)	(Misrepresentation) The Co-Underwriters being satisfied that the representations and warranties under the Finance Documents are true at the relevant date

(q)	(Funds Flow Statement) Detailing all payments to be made under and in connection with the acquisition and -the Transaction Documents.

(r)	(no default) no event of default or potential event of default subsists at the relevant date or will result from the drawdown.

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Annexure E Newco Group Structure

[GRAPHIC APPEARS HERE]

49

Annexure F Top 100 Providers of Goods and Services

Attached

50

Top 100 Hospital Vendor Spend (Total)			Top 100 Hospital Vendors Details
Vendor #	Vendor Name	Spend F’03	Vendor #	Vendor Name
500203	JOHNSON & JOHNSON MEDICAL PTY LTD (NSW)	39,627,706.88	500203	JOHNSON & JOHNSON MEDICAL PTY LTD (NSW)
500354	STRYKER AUSTRALIA NSW PTY LTD	27,025,610.66	500354	STRYKER AUSTRALIA NSW PTY LTD
544520	MELBOURNE HEALTH	24,190,738.04	544520	MELBOURNE HEALTH
500092	DEPUY AUSTRALIA PTY LTD	22,417,242.51	500092	DEPUY AUSTRALIA PTY LTD
500248	MEDTRONIC AUSTRALASIA PTY LTD	17,906,460.23	500248	MEDTRONIC AUSTRALASIA PTY LTD
561033	FAULDING HEALTHCARE SERVICES	15,602,111.16	561033	FAULDING HEALTHCARE SERVICES
517743	TYCO HEALTHCARE PTY LTD	15,363,032.77	517743	TYCO HEALTHCARE PTY LTD
500344	SMITH & NEPHEW SURGICAL PTY LTD	15,008,517.01	500344	SMITH & NEPHEW SURGICAL PTY LTD
500043	BAXTER HEALTHCARE PTY LTD (NSW)	11,064,258.84	500043	BAXTER HEALTHCARE PTY LTD (NSW)
535692	HONEYWELL LIMITED	8,721,405.25	535692	HONEYWELL LIMITED
508018	HEALTHSTRA PTY LTD	7,933,586.99	508018	HEALTHSTRA PTY LTD
502684	SPOTLESS LINEN SERVICES LTD	7,842,227.46	502684	SPOTLESS LINEN SERVICES LTD
500407	ZIMMER PTY LTD	7,731,856.93	500407	ZIMMER PTY LTD
500355	CENTERPULSE AUSTRALIA PTY LTD	6,431,317.67	500355	CENTERPULSE AUSTRALIA PTY LTD
500051	BIOMET AUSTRALIA PTY LTD	6,079,895.87	500051	BIOMET AUSTRALIA PTY LTD
536681	SIR CHARLES GAIRDNER HOSPITAL	5,671,869.79	536681	SIR CHARLES GAIRDNER HOSPITAL
562237	COUNTRY ENERGY	5,489,528.18	562237	COUNTRY ENERGY
500427	BOSTON SCIENTIFIC PTY LTD	5,008,913.99	500427	BOSTON SCIENTIFIC PTY LTD
500453	DRAKE OFFICE OVERLOAD PTY LTD	4,902,755.66	500453	DRAKE OFFICE OVERLOAD PTY LTD
500451	DEVICE TECHNOLOGIES PTY LTD (NSW)	4,745,144.37	500451	DEVICE TECHNOLOGIES PTY LTD (NSW)
500073	CLIFFORD HALLAM PHARMACEUTICALS	4,565,564.11	500073	CLIFFORD HALLAM PHARMACEUTICALS
500157	GUIDANT AUSTRALIA PTY LTD	4,513,834.60	500157	GUIDANT AUSTRALIA PTY LTD
500486	GE MEDICAL SYSTEMS PTY LTD	4,326,125.26	500486	GE MEDICAL SYSTEMS PTY LTD
511524	LINVATEC AUSTRALIA PTY LTD	4,314,782.13	511524	LINVATEC AUSTRALIA PTY LTD
537416	WOMENS & CHILDRENS HEALTHCARE NETWORK	4,189,804.47	537416	WOMENS & CHILDRENS HEALTHCARE NETWORK
504787	ST JUDE MEDICAL AUST PTY LTD	4,150,356.35	504787	ST JUDE MEDICAL AUST PTY LTD
500000	3M AUSTRALIA PTY LTD	3,660,569.19	500000	3M AUSTRALIA PTY LTD
500026	ASEPS PTY LTD (NSW)	3,626,982.44	500026	ASEPS PTY LTD (NSW)
535151	CLINICAL NURSE SPECIALISTS PTY LTD	3,501,615.29	535151	CLINICAL NURSE SPECIALISTS PTY LTD
534929	BASE HOSPITAL PHARMACY	3,471,529.91	534929	BASE HOSPITAL PHARMACY

536175	NIGHTINGALES HOSPITAL PHARMACY	3,287,493.68	536175	NIGHTINGALES HOSPITAL PHARMACY
500041	BARD AUSTRALIA PTY LTD (NSW)	3,273,639.06	500041	BARD AUSTRALIA PTY LTD (NSW)
548505	BARWON HEALTH (GEELONG HOSPITAL)	3,203,194.27	548505	BARWON HEALTH (GEELONG HOSPITAL)
522895	PRINCES LAUNDRY SERVICES	3,190,576.84	522895	PRINCES LAUNDRY SERVICES
500083	CORPORATE EXPRESS AUSTRALIA PTY LTD	3,140,823.03	500083	CORPORATE EXPRESS AUSTRALIA PTY LTD
500443	COOK AUSTRALIA	2,994,144.16	500443	COOK AUSTRALIA
557250	FAULDING HEALTHCARE PTY LTD	2,944,476.01	557250	FAULDING HEALTHCARE PTY LTD
500012	ALCON LABORATORIES PTY LTD (AUST)	2,878,317.39	500012	ALCON LABORATORIES PTY LTD (AUST)
500060	BUNZL PTY LTD (VIC)	2,820,618.39	500060	BUNZL PTY LTD (VIC)
500212	KIMBERLY CLARK AUSTRALIA PTY LTD	2,813,170.90	500212	KIMBERLY CLARK AUSTRALIA PTY LTD
536103	MOUNT HOSPITAL PHARMACY	2,747,369.86	536103	MOUNT HOSPITAL PHARMACY
546486	BIO ENTERICS	2,732,950.99	546486	BIO ENTERICS
518228	SAGACIOUS PROCUREMENT	2,701,095.17	518228	SAGACIOUS PROCUREMENT
518192	OSTEOZ PTY LTD	2,623,892.00	518192	OSTEOZ PTY LTD
573314	BIDVEST (GARBUTT)	2,615,505.97	573314	BIDVEST (GARBUTT)
500040	B BRAUN AUSTRALIA PTY LTD	2,586,800.77	500040	B BRAUN AUSTRALIA PTY LTD
500357	SURGICARE PTY LTD	2,527,223.64	500357	SURGICARE PTY LTD
535162	CODE BLUE SPECIALIST NURSES AGENCY P/L	2,481,085.78	535162	CODE BLUE SPECIALIST NURSES AGENCY P/L
536843	DEPT HEALTH & COMMUNITY CARE	2,450,959.44	536843	DEPT HEALTH & COMMUNITY CARE
502500	ANSELL INTERNATIONAL	2,379,319.11	502500	ANSELL INTERNATIONAL
500137	GE MEDICAL SYSTEMS AUST PTY LD	2,335,208.70	500137	GE MEDICAL SYSTEMS AUST PTY LD
500234	MATHYS AUSTRALIA PTY LTD	2,321,210.66	500234	MATHYS AUSTRALIA PTY LTD
500361	TAYLOR BRYANT PTY LTD	2,294,182.05	500361	TAYLOR BRYANT PTY LTD
500343	SMITH & NEPHEW MEDICAL PTY LTD	2,280,721.60	500343	SMITH & NEPHEW MEDICAL PTY LTD
500010	ALARIS MEDICAL SYSTEMS	2,167,867.24	500010	ALARIS MEDICAL SYSTEMS
500045	BECTON DICKINSON PTY LTD	2,159,971.57	500045	BECTON DICKINSON PTY LTD
500001	ABBOTT AUSTRALASIA PTY LTD (NSW)	2,136,524.95	500001	ABBOTT AUSTRALASIA PTY LTD (NSW)
536255	ORTHOTECH PTY LTD	2,073,591.89	536255	ORTHOTECH PTY LTD
500278	TABLE EIGHT PTY LTD	1,875,478.84	500278	TABLE EIGHT PTY LTD
575253	FORMULA INTERIORS PTY LTD	1,873,701.72	575253	FORMULA INTERIORS PTY LTD
523879	BHPH PHARMACY	1,873,093.46	523879	BHPH PHARMACY
500228	UNOMEDICAL PTY LTD	1,864,797.60	500228	UNOMEDICAL PTY LTD

500142	GETZ BROS & CO (AUST) PTY LTD	1,856,055.44	500142	GETZ BROS & CO (AUST) PTY LTD
559778	OSTEOZ PTY LTD	1,834,877.00	559778	OSTEOZ PTY LTD
527296	SCOTTISH PACIFIC BUSINESS FINANCE	1,831,200.00	527296	SCOTTISH PACIFIC BUSINESS FINANCE
500264	N STENNING & CO PTY LTD (NSW)	1,802,276.94	500264	N STENNING & CO PTY LTD (NSW)
500287	DATEX OHMEDA	1,782,991.00	500287	DATEX OHMEDA
500247	MEDTEL AUSTRALIA (NSW)	1,777,373.02	500247	MEDTEL AUSTRALIA (NSW)
547664	WARRINGAL HOSPITAL PHARMACY	1,776,196.49	547664	WARRINGAL HOSPITAL PHARMACY
537024	WESTERN DIAGNOSTIC PATHOLOGY	1,773,821.00	537024	WESTERN DIAGNOSTIC PATHOLOGY
536274	PACIFIC LINEN SERVICES	1,752,688.88	536274	PACIFIC LINEN SERVICES
503300	MEDISTAFF INTERNATIONAL PTY LTD	1,751,810.44	503300	MEDISTAFF INTERNATIONAL PTY LTD
576318	JOHN FOSTER PROJECTS PTY LTD	1,741,314.92	576318	JOHN FOSTER PROJECTS PTY LTD
537027	WESTERN POWER CORPORATION	1,737,055.90	537027	WESTERN POWER CORPORATION
551438	OSBORNE PARK HOSPITAL	1,663,548.89	551438	OSBORNE PARK HOSPITAL
535069	CARE NURSING AGENCY PTY LTD	1,650,177.95	535069	CARE NURSING AGENCY PTY LTD
534877	AUSTRALIAN NURSING SOLUTIONS PTY LTD	1,627,723.18	534877	AUSTRALIAN NURSING SOLUTIONS PTY LTD
528253	DEPT OF COMMUNITY & HEALTH SERVICES	1,586,794.37	528253	DEPT OF COMMUNITY & HEALTH SERVICES
562524	BOTANY PHARMACY	1,538,900.06	562524	BOTANY PHARMACY
502413	BOC PTY LTD	1,525,377.83	502413	BOC PTY LTD
518294	ENDOTHERAPEUTICS PTY LTD	1,514,315.11	518294	ENDOTHERAPEUTICS PTY LTD
561785	BRIGHTWATER CARE GROUP	1,495,012.94	561785	BRIGHTWATER CARE GROUP
527434	CARESTAFF NURSING SERVICES PTY LTD	1,482,851.83	527434	CARESTAFF NURSING SERVICES PTY LTD
503405	CRITICAL CARE NURSING AGENCY	1,473,297.76	503405	CRITICAL CARE NURSING AGENCY
561538	MEDIBANK PRIVATE (VIC)	1,456,458.72	561538	MEDIBANK PRIVATE (VIC)
500006	ADVANCED SURGICAL TECHNOLOGIES PTY LTD	1,427,901.21	500006	ADVANCED SURGICAL TECHNOLOGIES PTY LTD
538837	A CONSOLIDATED EMPLOYMENT SERVICE P/L	1,415,130.76	538837	A CONSOLIDATED EMPLOYMENT SERVICE P/L
500366	TERUMO CORP AUSTRALIA	1,334,012.81	500366	TERUMO CORP AUSTRALIA
527398	JOHN FLYNN HOSPITAL PHARMACY	1,316,974.21	527398	JOHN FLYNN HOSPITAL PHARMACY
504671	PRN NURSES PTY LTD	1,316,876.90	504671	PRN NURSES PTY LTD
524136	JOHN JACKSON PHARMACIST	1,302,137.40	524136	JOHN JACKSON PHARMACIST
536579	METROPOLITAN HEALTH SERVICE	1,276,666.80	536579	METROPOLITAN HEALTH SERVICE
513841	ST GEORGE PRIVATE HOSPITAL PHARMACY	1,259,826.76	513841	ST GEORGE PRIVATE HOSPITAL PHARMACY
550657	MANAGEMENT & TRAINING CORPORATION	1,250,884.50	550657	MANAGEMENT & TRAINING CORPORATION

500261	MULTIGATE MEDICAL PRODUCTS PTY LTD	1,246,900.83	500261	MULTIGATE MEDICAL PRODUCTS PTY LTD
500218	LINDE GAS PTY LTD (NSW)	1,229,835.17	500218	LINDE GAS PTY LTD (NSW)
500019	AMERICAN MEDICAL SYSTEMS	1,176,516.55	500019	AMERICAN MEDICAL SYSTEMS
563467	SEACHANGE NURSING	1,156,998.16	563467	SEACHANGE NURSING
528442	ACT HEALTH SUPPLY SERVICES	1,144,421.57	528442	ACT HEALTH SUPPLY SERVICES
500328	RM SMITH FOODSERVICE DISTRIBUTION	1,123,529.00	500328	RM SMITH FOODSERVICE DISTRIBUTION

Annexure G Escrow Agreement

ESCROW AGREEMENT

BETWEEN

1.	Mayne Group Limited of Level 21, 390 St Kilda Road, Melbourne, Victoria 3004, Australia (ACN 004 073 410) (“Client”);

2.	Australian Newco Holdings Pty Limited of c/- Minter Ellison, 88 Phillip Street, Sydney, New South Wales 2000, Australia (ACN 106 722 347 (“Buyer”)

3.	Permanent Nominees (Aust.) Limited (ACN 000 154 441) of Level 4 35 Clarence Street Sydney NSW 2000, New South Wales (“Escrow Agent”).

RECITALS

A.	On or about the date of this Agreement, the Client, the Buyer and other parties entered into an agreement under which the Buyer agreed to pay the sum of [*] (“Escrow Amount”) to the Escrow Agent on the terms of this Agreement.

B.	The Escrow Agent will hold and distribute the Escrow Amount in accordance with the terms of this Agreement.

IT IS AGREED

1.	Definitions and interpretation

1.1	In this Agreement, unless the context otherwise requires:

Agreement means this agreement;

Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in any of Sydney or Melbourne;

Buyer Authorised Signatories means any two directors of the Buyer or any person nominated by any of them by written notice to the Escrow Agent.

Client Authorised Signatories means any two directors of the Client or any person nominated by any of them by written notice to the Escrow Agent.

Fund means the Escrow Amount and all amounts paid to or received by the Escrow Agent in its capacity as such, including interest or other income earned on investment of the Fund.

1.2	In this Agreement, unless the context otherwise requires:

(a)	a reference:

(i)	to the singular includes the plural and vice versa;

(ii)	to a gender includes all genders;

(iii)	to a document (including this Agreement) is a reference to that document (including any schedules and annexures) as amended, consolidated, supplemented, novated or replaced;

[*]	Certain confidential portions of these exhibits have been omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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(iv)	to an agreement includes any deed, agreement or legally enforceable arrangement or understanding whether written or not;

(v)	to parties means the parties to this Agreement and to a party means a party to this Agreement;

(vi)	to a notice means all notices, approvals, demands, requests, nominations or other communications given by one party to another under or in connection with this Agreement;

(vii)	to a person (including a party) includes:

(A)	a reference to an individual, company, body corporate, association, partnership, firm, joint venture, trust or government agency as the case requires; and

(B)	the person’s successors, permitted assigns, executors and administrators;

(viii)	to a law:

(A)	includes a reference to any constitutional provision, subordinate legislation, treaty, decree, convention, statute, regulation, rule, ordinance, proclamation, by-law, judgment, rule of common law or equity or rule of any applicable stock exchange;

(B)	is a reference to that law as amended, consolidated, supplemented or replaced; and

(C)	is a reference to any regulation, rule, ordinance, proclamation, by-law or judgment made under that law;

(ix)	to proceedings includes litigation, arbitration, and investigation;

(x)	to a judgment includes an order, injunction, decree, determination or award of any court or tribunal;

(b)	headings are for convenience only and are ignored in interpreting this Agreement;

(c)	if a period of time is specified and dates from, after or before, a given day or the day of an act or event, it is to be calculated exclusive of that day;

(d)	if a payment or other act must (but for this clause) be made or done on a day which is not a Business Day, then it must be made or done on the next Business Day;

(e)	the words “including” or “includes” mean “including but not limited to” or “including without limitation”;

(f)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning; and

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(g)	this Agreement must not be construed adversely to a party solely because that party was responsible for preparing it.

2.	Appointment of and instructions to Escrow Agent

2.1	Each of the Client and the Buyer appoints the Escrow Agent as escrow agent pursuant to the terms of this Agreement.

2.2	The Escrow Agent agrees to act as escrow agent in accordance with the terms of this Agreement.

3.	The Fund

3.1	Escrow Agent shall invest the Fund:

(a)	in accordance with directions received from the Client; or

(b)	otherwise at its sole discretion, including in a common fund maintained by Permanent Trustee Company Limited or any of is related companies.

3.2	Any loss incurred from investment of the Fund shall be borne by the Fund.

3.3	The Escrow Agent must:

(a)	distribute the Fund (or part thereof)in accordance with:

(i)	any written directions notified to the Escrow Agent in accordance with clause 13 and executed by the Client’s Authorised Signatories; or

(ii)	any written direction notified to the Escrow Agent in accordance with clause 13 and executed by the Buyer’s Authorised Signatories,

but only if such direction is in the form contained in Attachment 1 to this Agreement.

(b)	distribute the Fund on termination of this Agreement in accordance with any written directions executed by the Client’s Authorised Signatories and notified to the Escrow Agent in accordance with clause 13 ; and

3.4	Immediately notify the Client when the Fund is A$0.

3.5	Notwithstanding anything to the contrary in any direction given to the Escrow Agreement pursuant to clause 3.3, the Escrow Agent will not pay any amount out of the Fund sooner than 3 Business Days after its receipt of the direction.

4.	Obligations of the Escrow Agent

4.1	The duties and obligations of the Escrow Agent shall be determined solely by reference to the express terms of this Agreement.

4.2	The Escrow Agent need not recognise any agreement (including with respect to the Fund) to which the Escrow Agreement is not a party.

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5.	Liability of Escrow Agent

5.1	The Escrow Agent will not be liable for any:

(a)	error of judgement made in good faith; or

(b)	act done or omitted to be done,

except in relation to its own negligence or its wilful misconduct or its breach of this Agreement.

5.2	The maximum total liability of the Escrow Agent under or in relation to this Agreement is limited to the Fund from time to time, except in the case of fraud or wilful misconduct on the part of the Escrow Agent or its breach of this Agreement.

5.3	The Escrow Agent may without incurring liability rely upon the accuracy, execution, validity and effectiveness of, and need not verify the contents, of an instrument, notice, resolution, direction, consent, certificate, affidavit, statement received pursuant to this Agreement which is apparently regular on its face.

5.4	The Escrow Agent shall not incur any liability in respect of any failure to act to the extent (if any) to which it is hindered, prevented or forbidden from so acting because of any applicable present or future law or order or judgment of any court of competent jurisdiction.

5.5	The Escrow Agent shall not be liable to account to any party for any payment made by Escrow Agent in good faith and on reasonable grounds to any fiscal authority for taxes with respect to the Fund or with respect to any transaction under this Agreement, notwithstanding that any such payment ought or need not have been made.

5.6	The Escrow Agent may rely on Client as to the validity of any signature on any document if the Escrow Agent believes the signature to be genuine.

5.7	The Escrow Agent is not liable for loss of any property during its transmission between the Escrow Agent and Client or vice versa except to the extent that such loss is caused by the fraud or wilful negligence of the Escrow Agent.

5.8	The Escrow Agent is not responsible for insuring the Fund or any part of it.

6.	Escrow Agent’s fees

6.1	The Client and the Buyer shall each pay to the Escrow Agent a non-refundable fee of A$7,500 per annum, annually in advance. The first fees will be payable upon the payment of the Escrow Amount to the Escrow Agent.

6.2	All amounts payable to the Escrow Agent by another party pursuant to this Agreement are exclusive of Goods and Services Tax (“GST”). At the time a payment is due to be made to the Escrow Agent pursuant to this Agreement (other than the Escrow Amount and other additions to the Fund), the party making the payment shall also pay to the Escrow Agent the amount of any GST applicable that payment.

7.	Indemnity

7.1	Clauses 7.2 and 7.3 apply in addition and without prejudice to any indemnity allowed by law and to the maximum extent permitted by law.

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7.2	Each of the Client and the Buyer must severally indemnify the Escrow Agent for and against one half (50%) respectively of all costs, taxes, liabilities and expenses incurred by the Escrow Agent in connection with either this Agreement or the acts and omissions of the Escrow Agent in performance of its obligations under this Agreement.

7.3	Without limitation to the generality of clause 7.2, each of the Client and the Buyer must severally indemnify the Escrow Agent and keep it indemnified from and against one half (50%) respectively of:

(a)	all liability for costs reasonably incurred (including on a solicitor and own client basis) and all expenses reasonably incurred by the Escrow Agent:

(i)	in defending any proceedings, criminal or civil, relating to it holding office as, or any act or omission taken or made by it as, Escrow Agent;

(ii)	in connection with any administrative proceedings, relating to it holding office as, or any act or omission taken or made by it as, Escrow Agent; or

(iii)	in connection with any application in relation to any proceedings relating to it holding office as, or any act or omission taken or made by it as, Escrow Agent,

; and

(b)	any order for payment of the costs of other parties to proceedings of the nature referred to in clause (a),

except if the proceedings are in relation to the fraud or wilful misconduct of, or breach of this Agreement by, the Escrow Agent.

7.4	The indemnities provided pursuant to paragraphs 7.2 and 7.3 are provided to the Escrow Agent in its own right and also for the benefit of each of its officers, employees and agents.

7.5	The indemnities in clause 7.2 and 7.3:

(a)	continue irrespective of one or more previous applications of those provisions;

(b)	continue in full force and effect notwithstanding that the Escrow Agent may have ceased to hold office as such;

(c)	continue in full force and effect notwithstanding the termination of this Agreement; and

(d)	do not apply to the extent that the Escrow Agent is entitled to recover the relevant loss, costs or expenses under any policy of insurance.

55

8.	Retirement of Escrow Agent

8.1	The Escrow Agent may retire as Escrow Agent by giving written notice to the Client and the Buyer specifying its intention to do so and nominating a proposed effective date for its retirement.

8.2	A retirement by the Escrow Agent shall not be effective until a successor escrow agent reasonably acceptable to the Client and the Buyer has agreed to act as such on the terms set out in this Agreement (or such other terms as that party may agree with the Client and the Buyer).

8.3	Upon receipt of the notice of intention by the Escrow Agent to retire, the Client and the Buyer must use all reasonable endeavours to arrange for a successor escrow agent to be appointed as soon as possible and the Escrow Agent will do all things necessary to assist in relation to the appointment.

9.	Assignment

The rights and obligations of each party under this Agreement are personal. No party may assign, encumber or otherwise deal with its rights under this Agreement without the prior written consent of the other parties.

10.	Confidentiality

The Escrow Agent must not disclose the provisions of this Agreement or any matters relating to this Agreement to any person except as required by law or to the extent that the provision or matter has entered the public domain (other than by reason of a breach of its duty of confidence).

11.	Waiver and Amendment

A provision of or a right created under this Agreement shall not be:

(a)	waived other than expressly in writing signed by the party granting the waiver; or

(b)	varied except in writing signed by all parties.

12.	Governing Law

This Agreement is governed by the law of New South Wales.

13.	Notices

13.1	In order to be valid, all notices must be:

(a)	in legible writing and in English; and

(b)	addressed to the recipient at the address or facsimile number set out below or to such other address or facsimile number as that party may notify to the other parties:

56

Client:

Attention:	Karen Kee, Company Secretary
Address:	Mayne Group Limited
Level 21
390 St Kilda Road
Melbourne Vic 3004
Fax:	(03)9868 0757

Buyer:

Attention:	Mr Philip Kapp
Address:	c/- Minter Ellison, 88 Phillip Street, Sydney, NSW 2000
Facsimile:	+61 2 9921 8123

Escrow Agent

Attention:	Mr CT Guthrie, Manager Structured Finance
Address:	Permanent Nominees (Aust.) Limited
35 Clarence Street
SYDNEY NSW 2000
Fax:	(02) 8295 8691

13.2	Without limiting any other means by which a party may be able to prove that a notice has been received by another party, a notice will be deemed to be duly received:

(a)	if sent by hand when left at the address of the recipient;

(b)	if sent by post, 2 days after the date of posting; or

(c)	if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the whole facsimile was sent to the recipient’s facsimile number and confirmed by registered mail;

provided that a notice received after 5.00 pm local time at the place of receipt on a Business Day shall be deemed to have been received at 9 am on the next Business Day

14.	Counterparts

This Agreement may be signed in counterparts and all counterparts taken together constitute one document.

Executed as an Agreement on                            2003,

57

Executed for and on behalf of Mayne Group Limited ABN 56 004 073 410 by its Attorneys under Power of Attorney dated 30 January 2002 each of whom declares that he or she holds the office in Mayne Group Limited indicated under his or her signature and that he or she has no notice of revocation of the Power of Attorney	Mayne Group Limited ABN 56 004 073 410 by its Attorneys:
Signature of Attorney

Name of Attorney in full

Office

Signature of Attorney

Name of Attorney in full

Office

58

Executed by Australian Newco Holdings Pty Limited ACN 1 06 722 347 by or in the presence of:

Signature of Director	Signature of Secretary/other Director

Name of Director in full	Name of Secretary/other Director in full

The Common Seal of Permanent Nominees (Aust.) Limited was affixed in accordance with its constitution in the presence of:

Signature of authorised person	Signature of authorised person

Office held	Office held

Name of authorised person (print)	Name of authorised person (print)

59

Attachment 1 - Form of Direction

[Letterhead of party giving direction]

To:

Mr CT Guthrie, Manager Structured Finance

Permanent Nominees (Aust.) Limited

35 Clarence Street

SYDNEY NSW 2000

Fax: (02) 8295 8691

Dear Sir

This letter is a direction for the purposes of clause 3 of the Escrow Agreement between Permanent Nominees (Aust.) Limited, Mayne Group Limited and Australian Newco Holdings Pty Limited dated [insert date of Escrow Agreement]. Terms used in this letter have the meaning given to them in the Escrow Agreement.

The Escrow Agent is hereby directed to pay [$ ] from the Escrow Account to [name of payee] on [insert date on which payment is to be made, not being less than 3 Business Days after the notice was received by the Escrow Agent] (the “Payment Date”).

Such payment is to be made by means of [insert means of payment, either cheque or EFT to a specified account].

Each of the signatories to this document hereby certifies:

(a)	that an event has occurred under the agreements between the Buyer and the Client entitling [insert name of party giving the direction] to give the direction contained in this document; and

(b)	that [insert name of the party not giving the direction] has been/will be given notice, by or on behalf of the signatories to this document, of the payment which the Escrow Agent is to make pursuant to this document, at least three Business Days prior to the Payment Date.

Yours faithfully

Signature of Director, [Insert name of party giving direction]
Name of Director

60

Signature of Director, Insert name of party giving direction]
Name of Director

61

Executed for and on behalf of Mayne Group Limited ABN 56 004 073 410 by its Attorneys under Power of Attorney dated 30 January 2002 each of whom declares that he or she holds the office in Mayne Group Limited indicated under his or her signature and that he or she has no notice of revocation of the Power of Attorney	Mayne Group Limited ABN 56 004 073 410 by its Attorneys:

Signature of Attorney

Name of Attorney in full

Office

Signature of Attorney

Name of Attorney in full

Office

116

Executed by Australian Newco Holdings Pty Limited ACN 106 722 347 by or in the presence of:

Signature of Director	Signature of Secretary/other Director

Name of Director in full	Name of Secretary/other Director in full

The Common Seal of Permanent Nominees (Aust.) Limited was affixed in accordance with its constitution in the presence of:

Signature of authorised person	Signature of authorised person

Office held	Office held

Name of authorised person (print)	Name of authorised person (print)

117

Attachment 1 - Form of Direction

[Letterhead of party giving direction]

To:

Mr CT Guthrie, Manager Structured Finance

Permanent Nominees (Aust.) Limited

35 Clarence Street

SYDNEY NSW 2000

Fax:(02) 8295 8691

Dear Sir

This letter is a direction for the purposes of clause 3 of the Escrow Agreement between Permanent Nominees (Aust.) Limited, Mayne Group Limited and Australian Newco Holdings Pty Limited dated [insert date of Escrow Agreement]. Terms used in this letter have the meaning given to them in the Escrow Agreement.

The Escrow Agent is hereby directed to pay [$ ] from the Escrow Account to [name of payee] on [insert date on which payment is to be made, not being less than 3 Business Days after the notice was received by the Escrow Agent] (the “Payment Date”).

Such payment is to be made by means of [insert means of payment, either cheque or EFT to a specified account].

Each of the signatories to this document hereby certifies:

(a)	that an event has occurred under the agreements between the Buyer and the Client entitling [insert name of party giving the direction] to give the direction contained in this document; and

(b)	that [insert name of the party not giving the direction] has been/will be given notice, by or on behalf of the signatories to this document, of the payment which the Escrow Agent is to make pursuant to this document, at least three Business Days prior to the Payment Date.

Yours faithfully

Signature of Director, [Insert name of party giving direction]

Name of Director

Signature of Director, Insert name of party giving direction]

Name of Director

Annexure H Consultancy Letter

[MAYNE GROUP LIMITED LETTERHEAD]

Australian Newco Holdings Pty Ltd

C/- Minter Ellison

88 Phillip Street

SYDNEY NSW 2000

[            ] 2003

Dear Sirs

Consultancy Services

We refer to the sale of the hospital division set out in the Umbrella Deed between MGL, MHH and the Buyer dated [        ] (Umbrella Deed) and the ancillary documents referred to in the Umbrella Deed.

Terms defined in the Umbrella Deed have the same meaning in this letter and the interpretation provisions of the Umbrella Deed also apply to this letter.

The Buyer has agreed to purchase, inter alia, the Australian Hospital Business.

The C&P Hospitals will only be sold and purchased after the relevant conditions in the Asset Sale Agreement for the relevant C&P Hospital have been satisfied.

Until that time, MGL will retain responsibility for the C&P Hospital Business, perform all of the obligations in relation to the C&P Hospital Business and continue to operate, conduct, carry on and manage (“Operate”) the C&P Hospital Business, which the Buyer hereby acknowledges.

MGL will require the Hospital Executive Team (currently being Robert Cooke and his senior management team), as senior employees of the Buyer, to provide consulting services to MGL from Umbrella Completion in respect of each C&P Hospital Business until all of the C&P Hospital Businesses have been sold to the Buyer. The Buyer will not change or replace any of the Hospital Executive Team without the approval of MGL, which approval will not be unreasonably withheld provided the proposed replacement is a person of suitable skills, qualification and experience.

By countersigning this letter, the Buyer agrees to provide any consultancy services as MGL may reasonably require in respect of the C&P Hospital Businesses from Umbrella Completion. Unless MGL otherwise directs the Buyer in writing, each of the Hospital Executive Team will continue to fulfil the same functions and perform the same roles as they did immediately up to Umbrella Completion.

In providing the consultancy services, the Buyer will ensure that each member of the Hospital Executive Team acts with professional skill with a view to promoting and advancing each C&P Hospital Business, and will comply with all directions and applicable policies of MGL.

62

By providing the consultancy services, it is understood that the Buyer and MGL are not involved in a partnership or joint venture of any kind in relation to a C&P Hospital Business.

In consideration for entering into this letter agreement, MGL will pay to the Buyer $1:

MGL may at its sole discretion terminate this letter agreement effective immediately by giving written notice to the Buyer if at any time the Buyer is or becomes materially in breach of any of the terms of this letter agreement, or causes MGL to become materially in breach of any of the terms of a Government Contract, or the Buyer becomes an externally-administered body corporate (as that term is defined in the Corporations Act).

Yours faithfully

For and on behalf of

Mayne Group Limited

Agreed and accepted:

For and on behalf of

Australian Newco Holdings Pty Limited

63